Exhibit
Number       Exhibit Description

EX-10.1 The Amended and Restated Agreement of Limited Partnership of Cotton Mill Elderly Living Center, L.P.

EX-10.2 The Amended and Restated Agreement of Limited Partnership of Country Club Investors, L.P.

EX-10.3 The Amended and Restated Agreement of Limited Partnership of Kechel Towers L.P.

EX-10.4 The Amended and Restated Agreement of Limited Partnership of St. Susanne Associates I, L.P.



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Table of Contents

Exhibit                                                              Page

Limited Partnership Agreement of Cotton Mill Elderly
   Living Center, L.P.                                                 41

Limited Partnership Agreement of Country Club Investors, L.P.          95

Limited Partnership Agreement of Kechel Tower L.P.                    148

Limited Partnership Agreement of St. Susanne Associates I, L.P.       187

                         Amended and Restated Agreement

                            of Limited Partnership of

                     Cotton Mill Elderly Living Center, L.P.

                         Amended and Restated Agreement
                            of Limited Partnership of
                     Cotton Mill Elderly Living Center, L.P.

         This Amended and Restated Agreement of Limited Partnership is being entered into effective as of the date written below by and between Elderly
Living Development, Inc., and Quad Cities Redevelopment Resources, Inc., a non-profit corporation as general partners (collectively referred to herein as the "General Partner"), WNC Housing Tax Credit Fund VI, L.P., Series 6, a
California limited partnership as the limited partner (the "Limited Partner"), WNC Housing, L.P., as the special limited partner (the "Special Limited
Partner") and Elderly Living Development, Inc., and John McChurch as withdrawing limited partners (collectively referred to herein as the "Original Limited
Partner").

                                    RECITALS

         WHEREAS, Cotton Mill Elderly Living Center, L.P., an Illinois limited partnership (the "Partnership") recorded a certificate of limited partnership with the Illinois Secretary of State on April 21, 1998. A Certificate and
Agreement of Limited Partnership dated November 1, 1997 was entered into by and between Elderly Living Development, Inc. and the Original Limited Partner (the
"Original Partnership Agreement").

         WHEREAS, the Partners desire to enter into this Agreement to provide for, among other things, (i) the continuation of the Partnership, (ii) the admission of Quad Cities Redevelopment Resources, Inc., a non-profit corporation as a general partner, (iii) the admission of the Limited Partner and the Special
Limited Partner as partners of the Partnership, (iv) the liquidation of the Original Limited Partner's Interest in the Partnership, (v) the payment of
Capital Contributions by the Limited Partner and the Special Limited Partner to the Partnership, (vi) the allocation of Income, Losses, Tax Credits and distributions of Net Operating Income and other cash funds of the Partnership among the Partners (vii) the respective rights, obligations and interests of the Partners to each other and to the Partnership, and (viii) certain other matters.

         WHEREAS,  the Partners  desire hereby to amend and restate the Original
Partnership Agreement.

         NOW, THEREFORE, in consideration of their mutual agreements herein set forth, the Partners hereby agree to amend and restate the Original Partnership
Agreement in its entirety to provide as follows:




                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 1."Accountant" shall mean Friduss, Lukee, Schiff & Company, or such other firm of independent certified public accountants as may be engaged for the Partnership by the General Partner with the Consent of the Special Limited Partner. Notwithstanding any provision of this Agreement to the contrary, the Special Limited Partner shall have the discretion to dismiss the Accountants for cause if such Accountant fails to provide, or inaccurately provides, the information required in Section 14.2 and 14.3 of this Agreement.

     Section 1.2 1."Act" shall mean the laws of the State governing limited partnerships, as now in effect and as the same may be amended from time to time.

     Section 1.3 1."Actual Tax Credit" shall mean as of any point in time, the total amount of the LIHTC actually allocated by the Partnership to the Limited Partner, representing 99.98% of the LIHTC actually received by the Partnership, as shown on the applicable tax returns of the Partnership.

     Section 1.4 1."Adjusted Capital Account Deficit" shall mean with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant fiscal period, after giving effect to the following adjustments:

     (a) Credit to such Capital Account any amounts which such Partner is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

     (b) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of
the Treasury Regulations.

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

     Section 1.5 1."Affiliate" shall mean (a) any Person directly or indirectly controlling, controlled by, or under common control with another Person; (b) any Person owning or controlling 10% or more of the outstanding voting securities of such other Person; (c) any officer, director, trustee, or partner of such other Person; and (d) if such Person is an officer, director, trustee or general partner, any other Person for which such Person acts in any such capacity.

     Section 1.6 1."Affordability Requirements" shall mean the AHP requirement to lease 19 units of the Project to tenants with 50% or less of the area median income, and 5 units of the Project to tenants with 60% or less of the area median income.

     Section 1.7 1."Agreement" or "Partnership Agreement" shall mean this Amended and Restated Agreement of Limited Partnership, as it may be amended from time to time. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and "hereunder," when used with reference to this Agreement, refers to this Agreement as a whole, unless the context otherwise requires.

     Section 1.8 1."AHP" shall mean an affordable housing program used to assist members of Federal Home Loan Bank to finance affordable housing for very low, low and moderate income households.

     Section 1.9 1."AHP Grant" shall mean the affordable housing program grant in the amount of $231,560 granted to Quad Cities Redevelopment Resources, Inc., a non-profit corporation. Quad Cities Redevelopment Resources, Inc. contributed the funds to the Partnership as a General Partner Capital Contribution pursuant to Section 6.1 of this Agreement. The Partnership's acceptance of the Quad Cities Redevelopment Resources, Inc.'s Capital Contribution will require the Partnership to be subject to the Affordability Requirements for a term of 15 years from Completion of Construction.

     Section 1.10 1."Assignee" shall mean a Person who has acquired all or a portion of the Limited Partner's beneficial interest in the Partnership and has not become a Substitute Limited Partner.

     Section 1.11 1."Bankruptcy" or "Bankrupt" shall mean the making of an assignment for the benefit of creditors, becoming a party to any liquidation or dissolution action or proceeding, the commencement of any bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors, or the appointment of a receiver, liquidator, custodian or trustee and, if any of the same occur involuntarily, the same not being dismissed, stayed or discharged within 90 days; or the entry of an order for relief under Title 11 of the United States Code. A Partner shall be deemed Bankrupt if the Bankruptcy of such Partner shall have occurred and be continuing.

     Section 1.12 1."Break-even Operations" shall mean at such time as the Partnership has Net Operating Income as determined by the Accountant and approved by the Special Limited Partner.

     Section 1.13 1."Capital Account" shall mean, with respect to each Partner, the account maintained for such Partner comprised of such Partner's Capital Contribution as increased by allocations to such Partner of Partnership Income (or items thereof) and any items in the nature of income or gain which are specially allocated pursuant to Section 10.3 or 10.4 hereof, and decreased by the amount of any Distributions made to such Partner, and allocations to such Partner of Partnership Losses (or items thereof) and any items in the nature of expenses or losses which are specially allocated pursuant to Section 10.3 or
10.4 hereof.

In the event of any transfer of an interest in the Partnership in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

The foregoing definition and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Section 1.704-1(b), as amended or any successor thereto, and shall be interpreted and applied in a manner consistent with such Treasury Regulation.

     Section 1.14 1."Capital Contribution" shall mean the total amount of money, or the Gross Asset Value of property contributed to the Partnership, if any, by all the Partners or any class of Partners or any one Partner as the case may be (or by a predecessor-in-interest of such Partner or Partners), reduced by any such capital which shall have been returned pursuant to Section 7.3, 7.4 or 7.6 of this Agreement. A loan to the Partnership by a Partner shall not be considered a Capital Contribution.

     Section 1.15 1."Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.


     Section 1.16 1."Completion of Construction" shall mean the completion of rehabilitation of the Project substantially in accordance with the Project Documents in order to obtain the required certificates of occupancy (or the local equivalent) for all 31 apartment units as evidenced by the issuance of the certificate of occupancy by the governmental agency having jurisdiction over the Project or by the issuance of the inspecting architect's certification, in a form substantially similar to the form attached hereto as Exhibit "E" and incorporated herein by this reference. Completion of Construction further means that the rehabilitation shall be completed in good quality, free and clear of all mechanic, material or similar liens; all other expenses and costs must be paid with respect to the Project through completion, including but not limited to costs of financing.

     Section  1.17  1."Compliance  Period"  shall  mean the  period set forth in
Section 42 (i)(1) of the Code, as amended, or any successor statute.

     Section 1.18 1."Consent of the Special Limited Partner" shall mean the prior written consent or approval of the Special Limited Partner.

     Section 1.19 1."Construction Contract" shall mean the construction contract in the amount of $1,170,000, entered into between the Partnership and the Contractor pursuant to which the Project is being constructed.

     Section 1.20 1."Construction Loan" shall mean the loan obtained from First Illinois National Bank in the principal amount of $760,000 at an interest rate not to exceed 8.81% per annum for a term of 24 months to provide funds for the acquisition, renovation and development of the Project. Where the context admits, the term "Construction Loan" shall include any deed, deed of trust, note, security agreement, assumption agreement or other instrument executed by, or on behalf of, the Partnership or General Partner in connection with the Construction Loan.

     Section 1.21 1."Contractor" shall mean Twin Rivers Construction Company, which is the general construction contractor for the Project.

     Section 1.22 1."Debt Service Coverage" shall mean the ratio between the Net Operating Income (excluding Mortgage payments) and the debt service required to be paid on the Mortgage(s); as example, a 1.10 Debt Service Coverage means that for every $1.00 of debt service required to be paid there must be $1.10 of Net Operating Income available. A worksheet for the calculation of Debt Service Coverage is found in the Report of Operations attached hereto as Exhibit "H" and incorporated herein by this reference.

     Section 1.23 1."Developer" shall mean Elderly Living Development, Inc.

     Section 1.24 1."Development Fee" shall mean the fee payable to the Developer pursuant to Section 9.2(a) of this Agreement for services incident to the development and rehabilitation of the Project in accordance with the Development Fee Agreement between the Partnership and the Developer dated the even date herewith and incorporated herein by this reference.

     Section 1.25 1."Distributions" shall mean the total amount of money, or the Gross Asset Value of property (net of liabilities securing such distributed property that such Partner is considered to assume or take subject to under
Section 752 of the Code), distributed to Partners with respect to their Interests in the Partnership, but shall not include any payments to the General Partner or its Affiliates for fees or other compensation as provided in this Agreement or any guaranteed payment within the meaning of Section 707(c) of the Code, as amended, or any successor thereto.

     Section 1.26 1."Fair Market Value" shall mean, with respect to any property, real or personal, the price a ready, willing and able buyer would pay to a ready, willing and able seller of the property, provided that such value is reasonably agreed to between the parties in arm's-length negotiations and the parties have sufficiently adverse interests.

     Section 1.27 1."First Year Certificate" shall mean the certificate to be filed by the Managing General Partner with the Secretary of the Treasury as required by Code Section 42(1)(1), as amended, or any successor thereto.

     Section 1.28 1."Force Majeure" shall mean any act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockage, public riot, fire, flood, explosion, governmental action, governmental delay, restraint or inaction and any other cause or event, whether of the kind enumerated specifically herein, or otherwise, which is not reasonably within the control of a Partner to this Agreement claiming such suspension.

     Section 1.29 1."General Partner" shall collectively mean Elderly Living Development, Inc. and Quad Cities Redevelopment Resources, Inc., a non-profit corporation and such other Persons as are admitted to the Partnership as additional or substitute General Partners pursuant to this Agreement.

     Section 1.30 1."Gross Asset Value" shall mean with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

         (a) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the Fair Market Value of such asset, as determined by the contributing Partner and the Managing General Partner, provided that, if the contributing Partner is a General Partner, the determination of the Fair Market Value of a contributed asset shall be determined by appraisal;

         (b) The Gross Asset Values of all Partnership assets shall be adjusted to equal their respective Fair Market Values, as determined by the Managing General Partner, as of the following times: (1) the acquisition of an additional Interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (2) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an Interest in the Partnership; and (3) the liquidation of the Partnership within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that the adjustments pursuant to clauses (1) and (2) above shall be made only with the Consent of the Special Limited Partner and only if the Managing General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

         (c) The Gross Asset Value of any Partnership asset distributed to any Partner shall be adjusted to equal the Fair Market Value of such asset on the date of distribution as determined by the distributee and the General Partner, provided that, if the distributee is a General Partner, the determination of the Fair Market Value of the distributed asset shall be determined by appraisal; and

        (d) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and Section 10.3(g) hereof; provided however, that Gross Asset Values shall not be adjusted pursuant to this Section 1.30(d) to the extent the Managing General Partner determines that an adjustment pursuant to Section 1.30(b) hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this Section 1.30(d).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to
Section 1.30(a), Section 1.30(b), or Section 1.30(d) hereof, such Gross Asset Value shall thereafter be adjusted by the depreciation taken into account with respect to such asset for purposes of computing Income and Losses.

     Section 1.31 1."Hazardous Substance" shall mean and include any substance, material or waste, including asbestos, petroleum and petroleum products (including crude oil), that is or becomes designated, classified or regulated as "toxic" or "hazardous" or a "pollutant" or that is or becomes similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance including, without limitation, Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and the regulations adopted and publications promulgated pursuant thereto.

     Section 1.32 1."Improvements" shall mean the 31 unit apartment complex for elderly tenants built in accordance with the Project Documents.

     Section 1.33 1."Incentive Management Fee" shall have the meaning set forth in Section 9.2(e) hereof.

     Section 1.34 1."Income and Losses" shall mean, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

         (a) any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Income or Losses pursuant to this Section 1.34 shall be added to such taxable income or loss;

         (b) any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulation Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Income and Losses pursuant to this Section 1.34 shall be subtracted from such taxable income or loss;

         (c) in the event the Gross Asset Value of any Partnership asset is adjusted pursuant to Section 1.30(a) or (b) hereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Income and Losses;

         (d) gain or loss resulting from any disposition of Partnership assets with respect to which gain or loss is recognized for federal income purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

         (e) in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account depreciation for such fiscal year or other period, computed as provided below; and

     (f) notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Sections 10.3 or 10.4 hereof shall not otherwise be taken into account in computing Income or Losses.

Depreciation for each fiscal year or other period shall be calculated as follows: an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period for federal income tax purposes, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

     Section 1.35 1."Insurance" shall mean:

        (a) during  rehabilitation,  the Insurance shall include  builder's risk
insurance,   liability  insurance  in  the  minimum  amount  of  $1,000,000  per occurrence with an aggregate of $2,000,000, and worker's compensation;

        (b) during operations the Insurance shall include business interruption coverage covering actual sustained loss for 12 months, worker's compensation, hazard coverage (including but not limited to fire, or other casualty loss to any structure or building on the Project in an amount equal to the full replacement value of the damaged property without deducting for depreciation) and general liability coverage against liability claims for bodily injury or property damage in the minimum amount of $1,000,000 per occurrence and an aggregate of $2,000,000;

     (c) all liability coverage shall include an umbrella liability coverage in a minimum amount of $4,000,000 per occurrence and an aggregate of $4,000,000 on all properties;

        (d) all Insurance polices shall name the Partnership as the named insured and the Limited Partner as an additional insured, and WNC & Associates, Inc. as the certificate holder;

        (e) all Insurance policies shall include a provision to notify the insured prior to cancellation;

     (f) hazard coverage must include inflation and building or ordinance endorsements;

        (g) the minimum builder's risk coverage shall be in an amount equal to the construction contract amount; and

        (h) the Contractor must also provide evidence of liability coverage equal to $1,000,000 per occurrence with an aggregate of $2,000,000 and shall name the Partnership as an additional insured and WNC & Associates, Inc., as certificate holder.

     Section 1.36 1."Insurance Company" shall mean any insurance company engaged by the General Partner for the Partnership with the Consent of the Special Limited Partner which Insurance Company shall have an A rating or better for financial safety by A.M. Best or Standard & Poor's.

     Section 1.37 1."Interest" shall mean the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled hereunder and the obligation of such Partner to comply with the terms of this Agreement.

     Section 1.38 1."Involuntary Withdrawal" means any Withdrawal caused by the dissolution or liquidation or incompetence, or Bankruptcy of a General Partner, or the removal of a General Partner pursuant to Section 13.2 hereof.

     Section 1.39 1."LIHTC" shall mean the low-income housing tax credit established by TRA 1986 and which is provided for in Section 42 of the Code, as amended, or any successor thereto.

     Section 1.40 1."Limited Partner" shall mean WNC Housing Tax Credit Fund VI, L.P., Series 6, a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

     Section 1.41 1."Management Agent" shall mean the property management company which oversees the property management functions for the Project and which is on-site at the Project. The initial Management Agent shall be Heartland Mgt., Inc.

     Section 1.42 1."Management Agreement" shall mean the agreement between the Partnership and the Management Agent for property management services. The management fee shall equal 5% of gross revenues. Neither the Management Agreement nor ancillary agreement shall provide for an initial rent-up fee nor a set-up fee, nor any other similar pre-management fee payable to the Management Agent.

     Section 1.43 1."Managing General Partner" shall mean Elderly Living Development, Inc., and such other Persons as are admitted to the Partnership.

     Section 1.44 1."Minimum Set-Aside Test" shall mean the 40-60 set-aside test pursuant to Section 42(g), as amended and any successor thereto, of the Code with respect to the percentage of apartment units in the Project to be occupied by tenants whose incomes are equal to or less than the required percentage of the area median gross income. Notwithstanding, the General Partner has made the election to rent 20% of the apartment units to tenants with income less than or equal to 30% of area median income, adjusted for family size.

     Section 1.45 1."Mortgage" or "Mortgage Loan" shall mean the permanent nonrecourse financing wherein the Partnership promises to pay First Illinois National Bank, or its successor or assignee, the principal sum of $656,529, plus interest on the principal at an interest rate not to exceed 8.81% per annum over a term of 18 years and amortized over 30 years. Where the context admits, the term "Mortgage" or "Mortgage Loan" shall include any mortgage, deed, deed of trust, note, regulatory agreement, security agreement, assumption agreement or other instrument executed in connection with the Mortgage which is binding on the Partnership; and in case any Mortgage is replaced or supplemented by any subsequent mortgage or mortgages, the Mortgage shall refer to any such subsequent mortgage or mortgages. In the event the terms of the Mortgage are not as specified herein at the time of the Mortgage closing and the Special Limited Partner determines in its discretion that the Debt Service Coverage falls below
1.15 then at the request of the Special Limited Partner the General Partner shall reduce and/or refinance the principal of the Mortgage to an amount the Special Limited Partner determines is adequate to produce a 1.15 Debt Service Coverage. The Mortgage funds shall be used to retire the Construction Loan and if there are any funds remaining the Mortgage funds shall be used to retire any outstanding hard construction costs including labor and materials.

     Section 1.46 1."Net Operating Income" shall mean the excess of revenues over expenses determined as follows: (a) the excess of actual cash received on a cash basis by the Partnership from all revenues of the Partnership from whatever source derived, including, without limitation, rental income (but not any subsidy thereof from the General Partner or an Affiliate thereof) and laundry income, but excluding prepayments, security deposits and interest thereon; (b) over all cash operating obligations of the Partnership (other than those covered by Insurance) in accordance with the applicable budget adopted by the Partnership in accordance with Section 14.3(k) of this Agreement (the "Budget"), including, without limitation, the payment of the Mortgage, the Management Agent fees (which shall be deemed to include that portion of such fees which is deferred and not currently paid) and the funding of reserves in accordance with
Article VIII of this Agreement, and a reserve for all taxes or payments in lieu of taxes and any other expenses which may reasonably be expected to be paid in a subsequent period but which on an accrual basis are allocable to the period in question, such as insurance premiums, audit, tax or accounting expenses (excluding deductions for cost recovery of buildings, improvements and personal property and amortization of any financing fees). Without limiting the generality of the foregoing, the Partnership's gross revenues for purposes of this Section shall not include Capital Contributions, borrowings, any lump-sum payment or any other extraordinary receipt of funds.

     Section 1.47 1."Non-Profit Corporation" shall mean a corporation organized exclusively for charitable and/or educational purposes, including for such purposes, the making of distributions to organizations which qualify as exempt organization under Section 501(c)(3) of the Internal Revenue of 1986, as amended from time to time. The corporation shall have the power to acquire, improve and to sell or operate any real or personal property or interest therein or appurtenant thereto.

     Section 1.48 1."Nonrecourse Deductions" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(1).

     Section 1.49 1."Nonrecourse Liability" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(3).

     Section 1.50 1."Operating Deficit" shall mean at any time when the Partnership does not have Net Operating Income as determined by the Accountant and approved by the Special Limited Partner.

     Section 1.51 1."Operating Deficit Guarantee Period" shall mean the period commencing with the date of this Agreement and ending thirty months following two consecutive months of Break-Even Operations.

     Section 1.52 1."Operating Loans" shall mean loans made by the General Partner to the Partnership pursuant to Article VI of this Agreement, which loans do not bear interest and are repayable only as provided in Article XI of this Agreement.

     Section 1.53 1."Original Limited Partner" shall collectively mean Elderly Living Development, Inc. and John McChurch.

     Section 1.54 1."Partner(s)" shall collectively mean the General Partner, the Limited Partner and the Special Limited Partner or individually may mean any Partner as the context dictates.

     Section 1.55 1."Partner Nonrecourse Debt" shall have the meaning set forth in Section 1.704-2(b)(4) of the Treasury Regulations.

     Section 1.56 1."Partner Nonrecourse Debt Minimum Gain" shall mean an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations.

     Section 1.57 1."Partner Nonrecourse Deductions" shall have the meaning set forth in Sections 1.704-2 (i)(1) and 1.704-2(i)(2) of the Treasury Regulations.

     Section 1.58 1."Partnership" shall mean the limited partnership continued under this Agreement.

     Section 1.59 1."Partnership Minimum Gain" shall mean the amount determined in accordance with the principles of Treasury Regulation Sections 1.704-2(b)(2) and 1.704-2(d).

     Section 1.60 1."Permanent Mortgage Commencement" shall mean the first date on which all of the following have occurred: (a) the Construction Loan shall have been repaid in full; (b) the Mortgage shall have closed and funded; and (c) amortization of the Mortgage shall have commenced.

     Section   1.61   1."Person"   shall   collectively   mean  an   individual,
proprietorship, trust, estate, partnership, joint venture, association, company, corporation or other entity.

     Section 1.62 1."Project" shall mean the property site at 1220 51st Avenue, in Rock Island, Rock Island County, Illinois, as more fully described in Exhibit "A" attached hereto and incorporated herein by this reference, and the Improvements.

     Section 1.63 1."Project Documents" shall mean all documents relating to the Construction Loan and Mortgage Loan. It shall also include all documents required by any governmental agency having jurisdiction over the Project in connection with the development, rehabilitation and financing of the Project, including but not limited to, the approved plans and specifications for the development and rehabilitation of the Project.

     Section 1.64 1."Projected Annual Tax Credits" shall mean LIHTC in the amount of $132,413 for 2000, $144,451 per year for each of the years 2001 through 2009, and $12,038 for 2010, which the General Partner has projected to be the total amount of LIHTC which will be allocated to the Limited Partner by the Partnership, constituting 99.98% of the aggregate amount of LIHTC of $1,444,800 to be available to the Partnership; provided, however, that if the Actual Tax Credit for 2000 is greater (or lesser than) $132,413 the Projected Annual Tax Credit for the year 2010 shall be reduced (increased) by an amount equal to the amount by which the Actual Credit for 2000 exceeds (is less than) $132,413.

     Section 1.65 1."Projected Tax Credits" shall mean LIHTC in the aggregate amount of $1,444,800.

     Section 1.66 1."Qualified Tenants" shall mean any tenants who have incomes of 60% or less of the area median gross income, as adjusted for family size, so as to make the Project eligible for LIHTC.

     Section  1.67  1."Rent  Restriction  Test" shall mean the test  pursuant to
Section 42 of the Code whereby the gross rent charged to tenants of the low-income apartment units in the Project must not exceed 30% of the applicable income standards.

     Section 1.68 1."Reporting Fee" shall have the meaning set forth in Section 9.2(d) hereof.

     Section 1.69 1."Revised Projected Tax Credits" shall have the meaning set forth in Section 7.4(a) hereof.

     Section 1.70 1."Sale or Refinancing" shall mean any of the following items or transactions: a sale, transfer, exchange or other disposition of all or substantially all of the assets of the Partnership, a condemnation of or casualty at the Project or any part thereof, a claim against a title insurance company, the refinancing or any Mortgage or other indebtedness of the Partnership and any similar item or transaction; provided, however, that the payment of Capital Contributions by the Partners shall not be included within the meaning of the term "Sale or Refinancing."

     Section 1.71 1."Sale or Refinancing Proceeds" shall mean all cash receipts of the Partnership arising from a Sale or Refinancing (including principal and interest received on a debt obligation received as consideration in whole or in part, on a Sale or Refinancing) less the amount paid or to be paid in connection with or as an expense of such Sale or Refinancing, and with regard to damage recoveries or insurance or condemnation proceeds, the amount paid or to be paid for repairs, replacements or renewals resulting from damage to or partial condemnation of the Project.

     Section 1.72 1."Special Limited Partner" shall mean WNC Housing, L.P., a California limited partnership, and such other Persons as are admitted to the Partnership as additional or substitute Special Limited Partners pursuant to this Agreement.

     Section 1.73 1."State" shall mean the State of Illinois.

     Section 1.74 1."State Tax Credit Agency" shall mean the state agency of Illinois which has the responsibility and authorization to administer the LIHTC program in Illinois, specifically the Illinois Housing Development Authority.

     Section 1.75 1."Substitute Limited Partner" shall mean any Person who is admitted to the Partnership as a Limited Partner pursuant to Section 12.5 or acquires the Interest of the Limited Partner pursuant to Section 7.3 of this Agreement.

     Section 1.76 1."Tax Credit" shall mean any credit permitted under the Code or the law of any state against the federal or a state income tax liability of any Partner as a result of activities or expenditures of the Partnership including, without limitation, LIHTC.

     Section 1.77 1."Tax Credit Conditions" shall mean, for the duration of the Compliance Period, any and all restrictions including, but not limited to, applicable federal, state and local laws, rules and regulations, which must be complied with in order to qualify for the LIHTC or to avoid an event of recapture in respect of the LIHTC.

     Section 1.78 1."Tax Credit Period" shall mean the ten year time period referenced in Code Section 42(f)(1) over which the Projected Tax Credits are allocated to the Partners. It is the intent of the Partners that the Projected Tax Credits will be allocated during the Tax Credit Period and not a longer term.

     Section 1.79 1."TRA 1986" shall mean the Tax Reform Act of 1986.

     Section 1.80 1."Treasury Regulations" shall mean the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations). Section 1.81 1."Withdrawing" or "Withdrawal" (including the verb form "Withdraw" and the adjectival forms "Withdrawing" and "Withdrawn") shall mean, as to a General Partner, the occurrence of the dissolution, liquidation, or Bankruptcy of such Partner, or the withdrawal, removal or retirement from the Partnership of such Partner for any reason, including any sale, pledge, encumbering, assignment or other transfer of all or any part of its General Partner Interest and those situations when a General Partner may no longer continue as a General Partner by reason of any law or pursuant to any terms of this Agreement.


                                   ARTICLE II

                                      NAME

     The name of the Partnership shall be "Cotton Mill Elderly Living Center, L.P."


                                   ARTICLE III

                  PRINCIPAL EXECUTIVE OFFICE/AGENT FOR SERVICE

     Section 3.1 Principal Executive Office. The principal executive office of the Partnership is located at 3919-17th Street, East Moline, Illinois 61244, or at such other place or places within the State as the General Partner may hereafter designate.

     Section 3.2 Agent for Service of Process. The name of the agent for service of process on the Partnership is John McChurch, whose address is 3919-17th Street, East Moline, Illinois 61244.

                                   ARTICLE IV

                                     PURPOSE

         The purpose of the Partnership is to acquire, rehabilitate, own and operate the Project in order to provide, in part, Tax Credits to the Partners in accordance with the provisions of the Code and the Treasury Regulations applicable to LIHTC and to sell the Project. The Partnership shall not engage in any business or activity which is not incident to the attainment of such purpose.

                                    ARTICLE V

                                      TERM

         The Partnership term commenced upon the filing of the Certificate of Limited Partnership in the office of, and on the form prescribed by, the Secretary of State of the State, and shall continue until December 31, 2055 unless terminated earlier in accordance with the provisions of this Agreement or as otherwise provided by law.


                                   ARTICLE VI

                    GENERAL PARTNER'S CONTRIBUTIONS AND LOANS

     Section 6.1 Capital Contribution of General Partner. The General Partner shall make a Capital Contribution in an amount required by the Mortgage lender. Said General Partner Capital Contribution includes the amount of $231,560 contributed by Quad Cities Redevelopment Resources, Inc., a non-profit corporation as fully described in Section 1.9 of this Agreement.

     Section 6.2 Construction and Operating Obligations; General Partner Loans.

     (a) The General Partner shall cause Completion of Construction in accordance with the Project Documents, and shall equip the Project or cause the same to be equipped with all necessary and appropriate fixtures, equipment and articles of personal property, including but not limited to, refrigerators and ranges. If costs and expenses necessary to effect Completion of Construction exceed the sum of the Capital Contributions, the proceeds of the Mortgage and the Development Fee then the General Partner shall be responsible for and shall be obligated to pay such deficiencies. Any such advances by the General Partner shall not change the Interest of any Partner in the Partnership and shall be considered a cost overrun and not be repayable. In addition, if (1) the Improvements are not completed on or before February 15, 2000 ("Completion Date") (which date may be extended in the events of Force Majeure, but in no event longer than three months from the Completion Date); or (2) a foreclosure action is commenced against the Partnership and is not dismissed within six months, then at the Special Limited Partner's election, either the General Partner will be removed from the Partnership and the Special Limited Partner will be admitted as successor General Partner, all in accordance with Article XIII hereof, or the General Partner will repurchase the Interests of the Limited Partner and the Special Limited Partner for an amount equal to the amounts theretofore paid by the Limited Partner and the Special Limited Partner, and the Limited Partner and the Special Limited Partner shall have no further Interest in the Partnership. If the Limited Partner elects to have the General Partner repurchase the Interest of the Limited Partner then the repurchase shall occur within 60 days after the General Partner receives written demand from the Limited Partner.

         (b) From Completion of Construction until two consecutive months of Break-even Operations, the General Partner will personally provide Operating Loans to pay any Operating Deficits; and for the balance of the Operating Deficit Guarantee Period the General Partner will provide Operating Loans to pay any Operating Deficits up to the aggregate maximum amount of $100,000. Each Operating Loan shall be nonrecourse to the Partners, and shall be repayable out of the available Net Operating Income or Sale or Refinancing Proceeds in accordance with Article XI of this Agreement.

         Section 6.3 Other General Partner Loans. After expiration of the Operating Deficit Guarantee Period, with the Consent of the Special Limited Partner, the General Partner may loan to the Partnership any sums required by the Partnership and not otherwise reasonably available to it. Any such loan shall bear simple interest (not compounded) at the rate of 2% per annum above the then prevailing prime or reference rate charged by Bank of America N.T. & S.A., Main Office, San Francisco, California, or, if lesser, the maximum legal rate. The maturity date and repayment schedule of any such loan shall be as agreed to by the General Partner and the Special Limited Partner. The terms of any such loan shall be evidenced by a written instrument. The General Partner shall not charge a prepayment penalty on any such loan. Any loan in contravention of this Section shall be deemed an advance by the General Partner and such advance will bear no interest and will be repaid in accordance with
Article XI of this Agreement.


                                   ARTICLE VII

                    CAPITAL CONTRIBUTIONS OF LIMITED PARTNER
                           AND SPECIAL LIMITED PARTNER

         Section 7.1 Original Limited Partner. The Original Limited Partner made a Capital Contribution of $500. Effective as of the date of this Agreement, the Original Limited Partner's Interest has been liquidated and the Partnership has reacquired the Original Limited Partner's Interest in the Partnership. The Original Limited Partner acknowledges that it has no further interest in the Partnership as a limited partner as of the date of this Agreement, and has released all claims, if any, against the Partnership arising out of its participation as a limited partner.

         Section 7.2 Capital Contribution of Limited Partner. The Limited Partner shall make a Capital Contribution in the amount of $1,040,048, as may be adjusted in accordance with Section 7.4 of this Agreement. The Capital Contribution will be paid into an escrow account at First Illinois National Bank in accordance with the Escrow Agreement dated the even date herewith ("Escrow Agreement"). The Limited Partner shall approve the release of the funds from the escrow account as follows:

         (a) $936,033,  to be disbursed on a monthly  basis in  accordance  with
Section 7.2(d), of this Agreement provided the Limited Partner has received the following:

                  (1) a legal opinion in a form substantially similar to the form of opinion attached hereto as Exhibit "B" and incorporated herein by this reference;

                  (2) a fully executed Certification and Agreement in the form attached hereto as Exhibit "C" and incorporated herein by this reference;

                  (3) a copy of an ALTA owners title insurance policy naming the Limited Partner as a co-insured and including a non-imputation and fairway endorsement ("Title Insurance"). The Title Insurance shall be in an amount equal to the Mortgage Loan and the Limited Partner's Capital Contribution;

                  (4) verification that the Partnership has obtained Insurance required during rehabilitation;

                  (5) delivery to the Limited Partner of a copy of the recorded grant deed (warranty deed); and

                  (6)  execution  of  the   Construction  and  Operating  Budget
Agreement.

         (b) $26,004 upon delivery to the Limited Partner of the following:

                  (1) a certificate of occupancy (or equivalent evidence of local occupancy approval if a permanent certificate is not available) on all the apartment units in the Project;

                  (2) if not previously provided, a copy of the construction schedule and any updates to the construction schedule; and by the twentieth day of each month a copy of the previous month's Construction Loan draw request and the inspecting architect's application and certification of payment (AIA Document G702, or similar form acceptable to the Limited Partner).

                  (3) a certification signed by the architect in a form substantially similar to the form attached hereto as Exhibit "E" and incorporated herein by this reference, indicating that the Improvements have been completed in accordance with the Project Documents;

                  (4) a letter from the Contractor in a form substantially similar to the form attached hereto as Exhibit "G" and incorporated herein by this reference, stating that all amounts payable to the Contractor have been paid in full and that the Partnership is not in violation of the Construction Contract;

                  (5) verification that the Partnership has obtained Insurance required during operations; and

                  (6)a fully executed General Partner Certification in the form attached hereto as Exhibit "D" and incorporated herein by this reference.

         (c) $78,011 (as adjusted pursuant to Section 7.4(a) of this Agreement) upon delivery to the Limited Partner of the following:

                  (1) a copy of the current rent roll;

                  (2) copies of all initial tenant files including completed applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, and income certification forms (LIHTC specific) collected by the Management Agent, or General Partner, verifying each tenant's eligibility as a Qualified Tenant;

                  (3) copies of the executed lease agreement with the tenants;

                  (4) a fully executed General Partner Certification;

                  (5) copies of all Mortgage documents and Title Insurance in an amount equal to the Mortgage and the Limited Partner's Capital Contribution;

                  (6)   a   copy    of   the    declaration    of    restrictive
covenants/extended use agreement entered into between the Partnership and the State Tax Credit Agency;

                  (7) an audited construction cost certification (which includes an itemized cost breakdown);

                  (8) the Accountant's final tax credit  certification in a form
substantially   similar  to  the  form  attached   hereto  as  Exhibit  "F"  and
incorporated herein by this reference;

                  (9) Internal Revenue Code Form 8609, or  any  successor  form;
and

                  (10) any documents previous not provided to the Limited Part-ner but required pursuant to Sections 14.3(a), (b) and (c) in this Agreement.

         (d) On the 25th day of each month the Managing General Partner shall submit to the Limited Partner a written itemized statement, signed by the Managing General Partner and the general contractor ("Application for Payment") setting forth:

                  (1) a description of the work performed, material supplied and/or costs incurred or due for which disbursement is requested with respect to any line item ("Item") shown in the Construction and Operating Budget Agreement;

                  (2) the total amount incurred, expended and/or due for each requested Item less prior disbursements; and

                  (3) Each Application for Payment by the Managing General Partner shall constitute a representation and warranty by the Managing General Partner that the General Partner is in compliance.

         (e) On the 25th day of each month, except if such date falls on a weekend, the Limited Partner's architect/engineer will visit the job site, review the rehabilitation progress and approve the Application for Payment and make a recommendation on the disbursement request. ("Limited Partner Review"). The Limited Partner Review shall be completed by the 30th day of each month, barring unforeseen events and/or weekends.

         (f) Provided the Limited Partner Review recommends payment of the Application for Payment, then the Limited Partner will notify the Escrow Agent that funds can be disbursed to the general contractor on behalf of the Partnership. Escrow Agent shall disburse up to 90% of the maximum amount allocated for such Item in the Application for Payment less prior disbursements. The remaining 10% ("Retention") shall be held for the benefit or account of the General Partner upon completion of the Improvements in accordance with the Plans and Specifications, governmental requirements and or evidence satisfactory to lender of lien free completion.

         Section 7.3 Repurchase of Limited Partner's Interest. Within 60 days after the General Partner receives written demand from the Limited Partner and/or the Special Limited Partner, the Partnership shall repurchase the Limited Partner's Interest and/or the Special Limited Partner's Interest in the Partnership by refunding to it in cash the full amount of the Capital Contribution which the Limited Partner and/or the Special Limited Partner has theretofore made in the event that, for any reason, the Partnership shall fail to:

         (a) cause the Project to be placed in service by December 31, 2000;

         (b) achieve 90% occupancy of the Project by Qualified Tenants by December 31, 2001;

         (c) obtain Permanent Mortgage Commencement by December 31, 2001;

         (d) meet both the Minimum Set-Aside Test and the Rent Restriction Test not later than December 31 of the first year the Partnership elects the LIHTC to commence in accordance with the Code; and

         (e) obtain a carryover allocation, within the meaning of Section 42 of the Code, from the State Tax Credit Agency on or before December 31, 1998.

         Section 7.4       Reduction of Limited Partner's Capital Contribution.

         (a) If the anticipated amount of Projected Tax Credits to be allocated to the Limited Partner and Special Limited Partner as evidenced by IRS Form 8609, Schedule A thereto, and the audited construction cost certification provided to the Limited Partner and Special Limited Partner are less than $1,444,656 (the "Revised Projected Tax Credits") then the Limited Partner's and Special Limited Partner's Capital Contribution provided for in Section 7.2 and
Section 7.5 respectively shall be reduced by the amount which will make the total Capital Contribution to be paid by the Limited Partner and Special Limited Partner to the Partnership equal to 0.72% of the Revised Projected Tax Credits so anticipated to be allocated to the Limited Partner and Special Limited Partner. If the Capital Contribution reduction referenced in this Section 7.4(a) is greater than the remaining Capital Contribution to be paid by the Limited Partner and the Special Limited Partner then the General Partner shall have ninety days from the date the General Partner receives notice from either the Limited Partner or the Special Limited Partner to pay the shortfall.

         (b) The General Partner is required to use its best efforts to rent 100% of the Project's apartment units to Qualified Tenants throughout the Compliance Period. If at the end of each calendar year during the first three calendar years following the year in which the first building in the Project is placed in service, the Actual Tax Credit for any fiscal year or portion thereof is or will be less than the Projected Annual Tax Credit, or the Revised Projected Tax Credit calculated on an annual basis ("Revised Projected Annual Tax Credit"), if applicable (the "Annual Credit Shortfall"), then, unless the
Annual Credit Shortfall shall have previously been addressed under Section 7.4(a), the next Capital Contribution owed by the Limited Partner or the Special Limited Partner shall be reduced by the Annual Credit Shortfall amount, and any portion of such Annual Credit Shortfall in excess of such Capital Contribution shall be applied to reduce succeeding Capital Contributions of the Limited Partner or the Special Limited Partner. If the Annual Credit Shortfall is greater than the Limited Partner's and Special Limited Partner's remaining Capital Contributions then the General Partner shall pay to the Limited Partner and Special Limited Partner the excess of the Annual Credit Shortfall over the remaining Capital Contributions. The General Partner shall have ninety days to pay the Annual Credit Shortfall from the date the General Partner receives notice from either the Limited Partner or the Special Limited Partner.

         (c) In the event that, for any reason, at any time after the first three calendar years following the year in which the Project is placed in service, there is an Annual Credit Shortfall, then, unless the Annual Credit Shortfall shall have previously been addressed under Section 7.4(a) or Section 7.4(b), there shall be a reduction in the General Partner's share of Net Operating Income in an amount equal to the Annual Credit Shortfall and said amount instead shall be paid to the Limited Partner. In the event there are not sufficient funds to pay the full Annual Credit Shortfall to the Limited Partner at the time of the next Distribution of Net Operating Income, then the unpaid Annual Credit Shortfall shall be repaid in the next year in which sufficient monies are available from the General Partner's Net Operating Income. In the event a Sale or Refinancing of the Project occurs prior to repayment in full of the Annual Credit Shortfall then the excess will be paid in accordance with
Section 11.2(b). Notwithstanding, the foregoing provisions of this Section 7.4(c), the General Partner shall not be obligated to pay the Limited Partner or Special Limited Partner any funds if the recapture of Tax Credits was the result of an Act of Congress, a change in the law, or other acts beyond the control of the General Partner.

         (d) In the event there is a reduction in the qualified basis of the Project for income tax purposes following an audit by the Internal Revenue Service (IRS) resulting in a recapture of Tax Credits previously claimed, then, in addition to any other payments to which the Limited Partner and Special Limited Partner are entitled under the terms of this Section 7.4, the General Partner shall pay to the Limited Partner and the Special Limited Partner the sum of (1) the deficiency assessed against the Limited Partner or Special Limited Partner as a result of the Tax Credit recapture, (2) any interest and penalties imposed on the Limited Partner or Special Limited Partner with respect to such deficiency, and (3) an amount sufficient to pay any tax liability owed by the Limited Partner or Special Limited Partner resulting from the receipt of the amounts specified in (1) and (2). Notwithstanding, the foregoing provisions of this Section 7.4(d), the General Partner shall not be obligated to pay the Limited Partner or Special Limited Partner any funds if the recapture of Tax Credits was the result of an Act of Congress, a change in the law, or other acts beyond the control of the General Partner.

         Section 7.5 Capital Contribution of Special Limited Partner. The Special Limited Partner shall make a Capital Contribution of $104 at the time of the Limited Partner's Capital Contribution payment into escrow in accordance with the Escrow Agreement. The Special Limited Partner shall be in a different class from the Limited Partner and, except as otherwise expressly stated in this Agreement, shall not participate in any rights allocable to or exercisable by the Limited Partner under this Agreement.

         Section 7.6 Liability of Limited Partner and Special Limited Partner. The Limited Partner and Special Limited Partner shall not be liable for any of the debts, liabilities, contracts or other obligations of the Partnership. The Limited Partner and Special Limited Partner shall be liable only to make Capital Contributions in the amounts and on the dates specified in this Agreement and, except as otherwise expressly required hereunder, shall not be required to lend any funds to the Partnership or, after their respective Capital Contributions have been paid, to make any further Capital Contribution to the Partnership.

                                  ARTICLE VIII

                          WORKING CAPITAL AND RESERVES

         Section 8.1 Operating and Maintenance Account. The General Partner, on behalf of the Partnership, shall establish an operating and maintenance account and shall deposit thereinto an annual amount equal to $200 per residential unit per year for the purpose of repairs, maintenance and capital repairs. Said deposit shall be made monthly in equal installments. Withdrawals from such account shall be made only with the Consent of the Special Limited Partner. Any balance remaining in the account at the time of a sale of the Project shall be allocated and distributed equally between the General Partner and the Limited Partner.

         Section 8.2 Tax and Insurance Account.The General Partner, on behalf of the Partnership, shall establish a tax and insurance account ("T & I Account") for the purpose of making the requisite Insurance premium payments and the real estate tax payments. The annual deposit to the T & I Account shall equal the total annual Insurance payment and the total annual real estate tax payment. Said amount shall be deposited monthly in equal installments. Withdrawals from such account shall be made only for its intended purpose. Any balance remaining in the account at the time of a sale of the Project shall be allocated and distributed equally between the General partner and the Limited Partner.

         Section 8.3 Other Reserves. The General Partner, on behalf of the Partnership, shall establish out of funds available to the Partnership a reserve account sufficient in its sole discretion to pay any unforeseen contingencies which might arise in connection with the furtherance of the Partnership business including, but not limited to, (a) any rent subsidy required to maintain rent levels in compliance with the Tax Credit Conditions; and (b) any debt service or other payments for which other funds are not provided for hereunder or otherwise expected to be available to the Partnership. The General Partner shall not be liable for any good-faith estimate which it shall make in connection with establishing or maintaining any such reserves nor shall the General Partner be required to establish or maintain any such reserves if, in its sole discretion, such reserves do not appear to be necessary.

                                   ARTICLE IX

                             MANAGEMENT AND CONTROL

         Section 9.1 Power and Authority of Managing General Partner. Subject to the Consent of the Special Limited Partner or the consent of the Limited Partner where required by this Agreement, and subject to the other limitations and restrictions included in this Agreement, the Managing General Partner shall have complete and exclusive control over the management of the Partnership business and affairs, and shall have the right, power and authority, on behalf of the Partnership, and in its name, to exercise all of the rights, powers and authority of a partner of a partnership without limited partners. If there is more than one General Partner, all acts, decisions or consents of the General Partners shall require the concurrence of the Managing General Partner. No Limited Partner or Special Limited Partner (except one who may also be a General Partner, and then only in its capacity as General Partner within the scope of its authority hereunder) shall have any right to be active in the management of the Partnership's business or investments or to exercise any control thereover, nor have the right to bind the Partnership in any contract, agreement, promise or undertaking, or to act in any way whatsoever with respect to the control or conduct of the business of the Partnership, except as otherwise specifically provided in this Agreement.

         Section 9.2       Payments to the General Partners and Others.
         (a) The Partnership shall pay to the Developer a Development Fee in the amount of $264,143. The Development Fee shall first be paid from available proceeds in accordance with Section 9.2(b) of this Agreement and if not paid in full then the Development Fee will be paid to the extent permitted in Section
11.1 of this Agreement.

         (b) The Partnership shall utilize the proceeds from the Capital Contributions paid pursuant to Section 7.2(b) and Section 7.5 of this Agreement for development costs including, but not limited to, land costs, architectural fees, survey and engineering costs, financing costs, loan fees, building materials, and labor at the time of the Limited Partner's first Capital Contribution payment referenced in Exhibit "A" of the Escrow Agreement; and at 50% Completion of Construction as evidenced by the architect's certification, provided, if rehabilitation overruns are greater than 50% of the contingency amount referenced in the construction budget then the second Development Fee payment will be reduced (and deferred) in an amount equal to $1.00 for each dollar the rehabilitation overrun is greater than 50% of the contingency amount. The construction budget and contingency amount are specified in the Construction and Operating Budget Agreement to be entered into between the Parties. If any Capital Contribution proceeds are remaining after Completion of Construction and all rehabilitation costs, including the above referenced Development Fee, are paid in full and the Construction Loan retired, then the remainder shall: first be paid to the Developer in payment of the Development Fee; second be paid to the General Partner as a reduction of the General Partner's Capital Contribution; and any remaining Capital Contribution proceeds shall be paid to the General Partner as a Partnership oversight fee.

         (c) The Partnership shall pay to the Management Agent a property management fee for the leasing and management of the Project in an amount in accordance with the Management Agreement. The term of the Management Agreement shall not exceed two years, and the execution or renewal of any Management Agreement shall be subject to the prior Consent of the Special Limited Partner.

                  (1) The General Partner shall, upon receiving any request of the Mortgage lender requesting such action, dismiss the Management Agent as the entity responsible for management of the Project under the terms of the Management Agreement; or, the General Partner shall dismiss the Management Agent at the request of the Special Limited Partner.

                  (2) The appointment of any successor Management Agent is subject to the Consent of the Special Limited Partner which may only be sought after the General Partner has provided the Special Limited Partner with accurate and complete disclosure respecting the proposed Management Agent.

                  (3) The Partners consent and agree that all initial tenants must be approved and accepted by the Management Agent, Managing General Partner and a third party retained by the Limited Partner. The Management Agent shall submit all tenant files to the Limited Partner's agent including, but not limited to copies of tenant applications, certifications and third party verifications. The Limited Partner's agent shall have 48 hours to review the completed file and approve or disapprove of the applicant as a tenant. Approval or disapproval shall be made strictly on the basis of Tax Credit compliance.

         (d) The Partnership shall pay to the Limited Partner a fee (the "Reporting Fee") commencing in 1999 equal to $1,500 per year for the Limited Partner's services in monitoring the operations of the Partnership and for services in connection with the Partnership's accounting matters and assisting with the preparation of tax returns and the reports required in Sections 14.2 and 14.3 of this Agreement. The Reporting Fee shall be payable within seventy-five (75) days following each calendar year and shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1 of this Agreement; provided, however, that if in any year Net Operating Income is insufficient to pay the full $1,500, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Net Operating Income, as provided in Section 11.1, or sufficient Sale or Refinancing Proceeds, as provided in Section 11.2.

         (e) The Partnership shall pay to the Managing General Partner an Incentive Management Fee in accordance with Section 11.1 of this Agreement for each fiscal year of the Partnership commencing in 1999 for services incident to the administration of the business and affairs of the Partnership, which services shall include, but not limited to, maintaining the books and records of the Partnership, selecting and supervising the Partnership's Accountants, bookkeepers and other Persons required to prepare and audit the Partnership's financial statements and tax returns, and preparing and disseminating reports on the status of the Project and the Partnership, all as required by Article XIV of this Agreement. The Incentive Management Fee shall be payable within seventy-five (75) days following each calendar year and shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1. If the Incentive Management Fee is not paid in any year it shall not accrue for payment in subsequent years.

         Section 9.3 Specific Powers of the Managing General Partner. Subject to the other provisions of this Agreement, the Managing General Partner, in the Partnership's name and on its behalf, may:

         (a) hold, sell, transfer, lease or otherwise deal with any real, personal or mixed property, interest therein or appurtenance thereto in accordance with the purpose of this Agreement as indicated in Article IV hereto;

         (b) employ, contract and otherwise deal with, from time to time, Persons whose services are necessary or appropriate in connection with management and operation of the Partnership business, including, without limitation, contractors, agents, brokers, Accountants and Management Agents (provided that the selection of any Accountant or Management Agent has received the Consent of the Special Limited Partner) and attorneys, on such terms as the General Partner shall determine;

         (c) bring or defend,  pay, collect,  compromise,  arbitrate,  resort to
legal  action  or  otherwise   adjust  claims  or  demands  of  or  against  the
Partnership;

         (d) pay as a Partnership expense any and all costs and expenses associated with the formation, development, organization and operation of the Partnership, including the expense of annual audits, tax returns and LIHTC compliance;

         (e)  deposit,   withdraw,   invest,  pay,  retain  and  distribute  the
Partnership's funds in a manner consistent with the provisions of this Agreement;

         (f)      execute the Construction Loan and the Mortgage; and

         (g) execute, acknowledge and deliver any and all instruments to effectuate any of the foregoing.

         Section 9.4  Authority   Requirements.  During the  Compliance  Period,
the following provisions shall apply.

         (a) Each of the provisions of this Agreement shall be subject to, and the General Partner covenants to act in accordance with, the Tax Credit Conditions and all applicable federal, state and local laws and regulations.

         (b) The Tax Credit Conditions and all such laws and regulations, as amended or supplemented, shall govern the rights and obligations of the Partners, their heirs, executors, administrators, successor and assigns, and they shall control as to any terms in this Agreement which are inconsistent therewith, and any such inconsistent terms of this Agreement shall be unenforceable by or against any of the Partners.

         (c) Upon any dissolution of the Partnership or any transfer of the Project, no title or right to the possession and control of the Project and no right to collect rent therefrom shall pass to any Person who is not, or does not become, bound by the Tax Credit Conditions in a manner that, in the opinion of counsel to the Partnership, would not avoid a recapture thereof on the part of the former owners.

         (d) Any conveyance or transfer of title to all or any portion of the Project required or permitted under this Agreement shall in all respects be subject to the Tax Credit Conditions and all conditions, approvals or other requirements of the rules and regulations of any authority applicable thereto.

         Section 9.5 Limitations on General Partner's Power and Authority. Notwithstanding the provisions of this Article IX, neither the Managing General Partner nor the General Partner shall:

         (a) except as required by Section 9.4, act in contravention of this Agreement;

         (b) act in any manner which would make it impossible to carry on the ordinary business of the Partnership;

         (c) confess a judgment against the Partnership;

         (d) possess Partnership property, or assign the Partner's right in specific Partnership property, for other than the exclusive benefit of the Partnership;

         (e) admit a Person as a General Partner except as provided in this Agreement;

         (f) admit a Person as a Limited Partner except as provided in this Agreement;

         (g) violate any provision of the Mortgage;

         (h) cause the Project apartment units to be rented to anyone other than Qualified Tenants;

         (i) violate the Minimum Set-Aside Test or the Rent Restriction Test for the Project;

         (j) cause any recapture of the Tax Credits;

         (k) permit any creditor who makes a nonrecourse loan to the Partnership to have, or to acquire at any time as a result of making such loan, any direct or indirect interest in the profits, income, capital or other property of the Partnership, other than as a secured creditor;

         (l) commingle funds of the Partnership with the funds of another Per-son; or

         (m) take any action which requires the Consent of the Special Limited Partner or the consent of the Limited Partner unless the General Partner has received said Consent.

         Section 9.6 Restrictions on Authority of the General Partner. Without consent of the Special Limited Partner neither the Managing General Partner nor the General Partner shall:

         (a) sell, exchange, lease or otherwise dispose of the Project;

         (b) incur indebtedness other than the Construction Loan and Mortgage Loan in the name of the Partnership, other than in the ordinary course of the Partnership's business;

         (c) engage in any transaction not expressly contemplated by this Agreement in which the General Partner has an actual or potential conflict of interest with the Limited Partner or the Special Limited Partner;

         (d) contract away the fiduciary duty owed to the Limited Partner and the Special Limited Partner at common law;

         (e) take any action which would cause the Project to fail to qualify, or which would cause a termination or discontinuance of the qualification of the Project, as a "qualified low income housing project" under Section 42(g)(1) of the Code, as amended, or any successor thereto, or which would cause the Limited Partner to fail to obtain the Projected Tax Credits or which would cause the recapture of any LIHTC;

         (f) make any expenditure of funds in excess of $10,000, or commit to make any such expenditure, other than in response to an emergency, except as provided for in the annual budget approved by the Special Limited Partner, as provided in Section 14.3(i) hereof;

         (g) cause the merger or other reorganization of the Partnership; or

         (h) dissolve the Partnership, except as provided in this Agreement.

         Section 9.7 Duties of General Partner. The Managing General Partner and the General Partner agree that they shall at all times:


         (a) diligently and faithfully devote such of their time to the business of the Partnership as may be necessary to properly conduct the affairs of the Partnership;

         (b) file and publish all certificates, statements or other instruments required by law for the formation and operation of the Partnership as a limited partnership in all appropriate jurisdictions;

         (c) cause the Partnership to carry Insurance from an Insurance Company as defined in Section 1.35;

         (d) have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in their immediate possession or control and not employ or permit another to employ such funds or assets in any manner except for the benefit of the Partnership;

         (e) use their best efforts so that all requirements shall be met which are reasonably necessary to obtain or achieve (1) compliance with the Minimum Set-Aside Test, the Rent Restriction Test, and any other requirements necessary for the Project to initially qualify, and to continue to qualify, for LIHTC; (2) issuance of all necessary certificates of occupancy, including all governmental approvals required to permit occupancy of all of the apartment units in the Project; (3) compliance with all provisions of the Project Documents and (4) a reservation and allocation of LIHTC from the State Tax Credit Agency;

         (f) use their best efforts to keep the Project in decent, safe, sanitary and good condition, repair and working order, ordinary use and obsolescence excepted, and make or cause to be made from time to time all necessary repairs thereto (including external and structural repairs) and renewals and replacements thereof;

         (g) pay, before the same shall become delinquent and before penalties accrue thereon all Partnership taxes, assessments and other governmental charges against the Partnership or its properties, and all of its other liabilities, except to the extent and so long as the same are being contested in good faith by appropriate proceedings in such manners as not to cause any material adverse effect on the Partnership's property, financial condition or business operations, with adequate reserves provided for such payments;

         (h) permit, and cause the Management Agent to permit, the Special Limited Partner and its representatives: (1) to have access to the Project and personnel employed by the Partnership and by the Management Agent at all times during normal business hours after reasonable notice; (2) to examine all agreements, LIHTC compliance data and plans and specifications; and (3) to make copies thereof;

         (i) exercise good faith in all activities relating to the conduct of the business of the Partnership, including the development, operation and maintenance of the Project, and shall take no action with respect to the business and property of the Partnership which is not reasonably related to the achievement of the purpose of the Partnership;

         (j) make any Capital Contributions, advances or loans required to be made by the General Partner under the terms of this Agreement;

         (k) establish and maintain all reserves required to be established and maintained under the terms of this Agreement;

         (l) cause the Management Agent to manage the Project in such a manner that the Project will be eligible to receive LIHTC with respect to 100% of the apartment units in the Project. To that end, the Managing General Partner and the General Partner agree, without limitation: (1) to make all elections requested by the Special Limited Partner under Section 42 of the Code to allow the Partnership or its Partners to claim the Tax Credit; (2) to file Form 8609 with respect to the Project as required, for at least the duration of the Compliance Period; (3) to operate the Project and cause the Management Agent to manage the Project so as to comply with the requirements of Section 42 of the Code, as amended, or any successor thereto, including, but not limited to,
Section 42(g) and Section 42(i)(3) of the Code, as amended, or any successors thereto; (4) to make all certifications required by Section 42(l) of the Code, as amended, or any successor thereto; and (5) to operate the Project and cause the Management Agent to manage the Project so as to comply with all other Tax Credit Conditions; and

         (m) perform such other acts as may be expressly required of it under the terms of this Agreement.

         Section 9.8       Partnership Expenses.

         (a) All of the Partnership's expenses shall be billed directly to and paid by the Partnership to the extent practicable. Reimbursements to the General Partner or any of its Affiliates by the Partnership shall be allowed only for the Partnership's operating cash expenses and subject to the limitations on the reimbursement of such expenses set forth herein. As used in this Section 9.8 the term "operating cash expenses" shall mean, with respect to any fiscal period, the amount of cash disbursed by the Partnership for Partnership business in that period in the ordinary course of business for the payment of its operating expenses, including, but not limited to expenses for advertising and promotion, management, utilities, repair and maintenance, Insurance, Partner communications, legal, accounting, statistical and bookkeeping services, use of computing or accounting equipment, travel and telephone expenses, salaries and direct expenses of Partnership employees while engaged in Partnership business, and any other operational and administrative expenses necessary for the prudent operation of the Partnership. Without limiting the generality of the foregoing, "operating cash expenses" shall include fees paid by the Partnership to the General Partner or any Affiliate of the General Partner permitted by this Agreement and the actual cost of goods, materials and administrative services used for or by the Partnership, whether incurred by the General Partner, an Affiliate of the General Partner or a nonaffiliated Person in performing the foregoing functions. As used in the preceding sentence, "actual cost of goods and materials" means the actual cost of goods and materials used for or by the Partnership and obtained from entities which are not Affiliates of the General Partner, and actual cost of administrative services means the pro rata cost of personnel (as if such persons were employees of the Partnership) associated therewith, but in no event to exceed the amount which would be charged by nonaffiliated Persons for comparable goods and services.

         (b) Reimbursement to the General Partner or any of its Affiliates of operating cash expenses pursuant to Subsection (a) hereof shall be subject to the following:

                  (1) no such reimbursement shall be permitted for services for which the General Partner or any of its Affiliates is entitled to compensation by way of a separate fee; and

                  (2) no such reimbursement shall be made for (A) rent or depreciation, utilities, capital equipment or other such administrative items, and (B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any "controlling person" of the General Partner or any Affiliate of the General Partner. The foregoing provisions of this
Section 9.8(b) shall not apply if the General Partner also serves as the Management Agent. For the purposes of this Section 9.8(b)(2), "controlling person" includes, but is not limited to, any Person, however titled, who performs functions for the General Partner or any Affiliate of the General Partner similar to those of: (i) chairman or member of the board of directors;
(ii) executive management, such as president, vice president or senior vice president, corporate secretary or treasurer; (iii) senior management, such as the vice president of an operating division who reports directly to executive management; or (iv) those holding 5% or more equity interest in such General Partner or any such Affiliate of the General Partner or a person having the power to direct or cause the direction of such General Partner or any such Affiliate of the General Partner, whether through the ownership of voting securities, by contract or otherwise.

         Section 9.9 Other Business of Partners. Any Partner may engage independently or with others in other business ventures wholly unrelated to the Partnership business of every nature and description, including, without limitation, the acquisition, development, rehabilitation, operation and management of real estate projects and developments of every type on their own behalf or on behalf of other partnerships, joint ventures, corporations or other business ventures formed by them or in which they may have an interest, including, without limitation, business ventures similar to, related to or in direct or indirect competition with the Project. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom. Conversely, no Person shall have any rights to Partnership assets, incomes or proceeds by virtue of such other ventures or activities of any Partner.

         Section 9.10 Covenants, Representations and Warranties. The General Partner covenants, represents and warrants that the following are presently true and will be true during the term of this Agreement, to the extent then applicable.

         (a) The Partnership is a duly organized limited partnership validly existing under the laws of the State and has complied with all filing requirements necessary for the protection of the limited liability of the Limited Partner and the Special Limited Partner.

         (b) The Partnership Agreement and the Project Documents are in full force and effect and neither the Partnership nor the General Partner is in breach or violation of any provisions thereof.

         (c) Improvements will be completed in a timely and workerlike manner in accordance with all applicable requirements of all appropriate governmental entities and the plans and specifications of the Project, as such plans and specifications may be changed from time to time with the approval of First Illinois National Bank, and any applicable governmental entities, if such approval shall be required.

         (d) The Project is being operated in accordance with standards and procedures which are prudent and customary for the operation of properties similar to the Project.

         (e) Additional Improvements on the Project, if any, shall be completed substantially in conformity with plans and specifications approved by the Special Limited Partner.

         (f) No Partner has or will have any personal liability with respect to or has or will have personally guaranteed the payment of the Mortgage.

         (g) The Partnership is in compliance with all rehabilitation and use codes applicable to the Project and is not in violation of any zoning, environmental or similar regulations applicable to the Project.

         (h) All appropriate public utilities, including sanitary and storm sewers, water, gas and electricity, are currently available and will be operating properly for all units in the Project at the time of first occupancy and throughout the term of the Partnership.

         (i) The Partnership has obtained Insurance written by an Insurance Company.

         (j) The Partnership owns the fee simple interest in the Project.

         (k) The Construction Contract has been entered into between the Partnership and the Contractor; no other consideration or fee shall be paid to the Contractor other than amounts set forth in the Construction Contract.

         (l) The Partnership will require the Accountant to depreciate the Improvements over a 27.5 year term. Site work, landscaping and personal property (cabinets, appliances, carpet and window coverings) shall be broken out separately from Improvements and depreciated over 7 years using the cost recovery system, mid-year 200% declining balance depreciation method.

         (m) To the best of the General Partner's knowledge: (1) no Hazardous Substance has been disposed of, or released to or from, or otherwise now exists in, on, under or around, the Project and (2) no aboveground or underground storage tanks are now or have ever been located on or under the Project. The General Partner will not install or allow to be installed any aboveground or underground storage tanks on the Project. The General Partner covenants that the Project shall be kept free of Hazardous Materials and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Materials, except in connection with the normal maintenance and operation of any portion of the Project. The General Partner shall comply, or cause there to be compliance, with all applicable Federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Materials and shall keep, or cause to be kept, the Project free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. The General Partner must promptly notify the Limited Partner and the Special Limited Partner in writing (3) if it knows, or suspects or believes there may be any Hazardous Substance in or around any part of the Project, any Improvements constructed on the Project, or the soil, groundwater or soil vapor,
(4) if the General Partner or the Partnership may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance, and (5) of any claim made or threatened by any Person, other than a governmental agency, against the Partnership or General Partner arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Project.

         (n) The General Partner has not executed and will not execute any agreements with provisions contradictory to, or in opposition to, the provisions of this Agreement.

         (o) The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable.

         (p) No charges, liens or encumbrances exist with respect to the Project other than those which are created or permitted by the Project Documents or Mortgage or are noted or excepted in the title policy for the Project.

         (q) The buildings on the Project site constitute or shall constitute a "qualified low-income housing project" as defined in Section 42(g) of the Code, and as amplified by the Treasury Regulations thereunder. In this connection, not later than December 31 of the first year in which the Partners elect the LIHTC to commence in accordance with the Code, the Project will satisfy the Minimum Set-Aside Test.

         (r) All accounts of the Partnership required to be maintained under the terms of the Project Documents, including, without limitation, any reserves in accordance with Article VIII hereof, are currently funded to required levels, including levels required by any authority.

         (s) The General Partner has not lent or otherwise advanced any funds to the Partnership other than its Capital Contribution and the Partnership has no unsatisfied obligation to make any payments of any kind to the General Partner or any Affiliate thereof, except as provided on Schedule One attached hereto and incorporated herein by this reference.

         (t) No event has occurred which constitutes a default under any of the Project Documents.

         (u) No event has occurred which has caused, and the General Partner has not acted in any manner which will cause (1) the Partnership to be treated for federal income tax purposes as an association taxable as a corporation, (2) the Partnership to fail to qualify as a limited partnership under the Act, or (3) the Limited Partner to be liable for Partnership obligations; provided however, the General Partner shall not be in breach of this representation if all or a portion of a Limited Partner's agreed upon Capital Contributions are used to satisfy the Partnership's obligations to creditors of the Partnership and such action by the General Partner is otherwise authorized under this Agreement and; provided further, however, the General Partner shall not be in breach of this representation if the action causing the Limited Partner to be liable for the Partnership obligations is undertaken by the Limited Partner.

         (v) No event or proceeding, including, but not limited to, any legal actions or proceedings before any court, commission, administrative body or other governmental authority, and acts of any governmental authority having jurisdiction over the zoning or land use laws applicable to the Project, has occurred the continuing effect of which has: (1) materially or adversely affected the operation of the Partnership or the Project; (2) materially or adversely affected the ability of the General Partner to perform its obligations hereunder or under any other agreement with respect to the Project; or (3) prevented the Completion of Construction of the Improvements in substantial conformity with the Project Documents, other than legal proceedings which have been bonded against (or as to which other adequate financial security has been issued) in a manner as to indemnify the Partnership against loss; provided, however, the foregoing does not apply to matters of general applicability which would adversely affect the Partnership, the General Partner, Affiliates of the General Partner or the Project only insofar as they or any of them are part of the general public.

         (w) Neither the Partnership nor the General Partner has any liabilities, contingent or otherwise, which have not been disclosed in writing to the Limited Partner and the Special Limited Partner and which in the aggregate affect the ability of the Limited Partner to obtain the anticipated benefits of its investment in the Partnership.

         (x) The General Partner has and shall maintain a net worth equal to at least $1,000,000 computed in accordance with generally accepted accounting principles.

         The General Partner shall be liable to the Limited Partner for any costs, damages, loss of profits, diminution in the value of its investment in the Partnership, or other losses, of every nature and kind whatsoever, direct or indirect, realized or incurred by the Limited Partner as a result of any material breach of the representations and warranties set forth in this Section 9.10.

         Section 9.11 Option to Acquire. After expiration of the Compliance Period, either General Partner may give notice (the "GP Notice") to the Limited Partner that it desires to purchase the entire Interest of each of the Limited Partner and the Special Limited Partner in the Partnership.
Upon receipt by the Limited Partner and the Special Limited Partner, the following events shall occur:

         (a) The purchase price of the Interests shall be determined. The purchase price shall be the greater of (i) the aggregate of the Fair Market Value of the Interest of the Limited Partner and the Fair Market Value of the Interest of the Special Limited Partner or (ii) the "Tax Amount" as hereinafter defined. Notwithstanding the preceding, the purchase price shall be no less than the principal amount of all outstanding indebtedness secured by the Project.

         (b) The Limited Partner and the Special Limited Partner shall negotiate with the General Partner for a period of 30 days after the GP Notice is received to agree upon the Fair Market Value of their respective Interests. In the event an agreement is not reached within such 30-day period, then the General Partner or the Special Limited Partner may request that Fair Market Value be determined in accordance with the process set forth below by sending notice (the "Appraisal Notice") of same to the other party within 15 days of the expiration of the 30-day period. If an Appraisal Notice is not sent by either party within such 15-day period, then the General Partner's option shall expire.

         (c) If the respective Fair Market Value of the Interests of the Limited Partner and the Special Limited Partner are not agreed upon as provided above and either the General Partner or the Special Limited Partner issues to the other Person an Appraisal Notice, then the Fair Market Value of such Interests shall be determined by an appraisal. The appraisal shall be conducted by an independent appraiser satisfactory to the General Partner and the Special Limited Partner or, in the event that a single independent appraiser cannot be agreed upon within 30 days following the date of the Appraisal Notice, the General Partner and the Special Limited Partner shall each select an independent appraiser and the appraisers so selected shall select a third independent appraiser. All appraisers so designated shall be experienced in accounting, business or real estate appraisal. The appraiser or appraisers shall determine the Fair Market Value of the Interest of each of the Limited Partner and the Special Limited Partner. The decision of the appraisers (if more than one) shall be made by the majority of such appraisers. The appraiser or appraisers shall render a written report setting forth the Fair Market Value of such Interests, which decision shall be rendered as expeditiously as possible by the appraiser or appraisers and which decision shall be final and binding upon the parties. The reasonable fees and expenses of the appraiser or appraisers shall be paid one-half by the General Partner and one-half by the Limited Partner.

         (d) The "Tax Amount" shall mean the dollar amount computed in the following fashion:

                  (i) The Limited Partner and the Special Limited Partner shall be deemed to have gain in an amount equal to the difference between their respective basis in the Project and an amount equal to the total forgiveness of debt which would be realized by the Limited Partner and the Special Limited Partner computed as if the Limited Partner and the Special Limited Partner abandoned their Interests in the Partnership on the date of the GP Notice. The Tax Amount shall equal the deemed gain as computed above by a tax rate(s) applied to such gain. The tax rate shall be the highest individual rate stated in the Code applicable to the type of income (and if there is more than one rate applicable because of more than one type of income, the different rates shall be applied to the appropriate portions of such income). The Limited Partner shall cooperate to expeditiously determine the Tax Amount.

         (e) Following determination of the purchase price, the General Partner shall have 30 days thereafter to determine whether the General Partner will purchase the Interests of the Limited Partner and the Special Limited Partner at the purchase price so determined. The General Partner shall exercise such right by written notice to the Limited Partner and the Special Limited Partner within such 30-day period, and if such right is not so exercised, the option shall lapse in its entirety.

         (f) If the General Partner determines to proceed with the purchase, the purchase price shall be paid in cash, within 90 days following the giving of the notice required by Section 9.11(e) and, in addition, interest shall be paid on the purchase price from the date of the GP Notice, payable with the purchase price, and calculated at the rate of interest set forth in Section 6.3 hereof.

                                    ARTICLE X

                    ALLOCATIONS OF INCOME, LOSSES AND CREDITS

         Section 10.1 General. All items includable in the calculation of Income or Loss not arising from a Sale or Refinancing, and all Tax Credits, shall be allocated 99.98% to the Limited Partner, 0.01% to the Special Limited Partner, and 0.01% to the General Partner.

         Section 10.2 Allocations From Sale or Refinancing. All Income and Losses arising from a Sale or Refinancing shall be allocated between the Partners as follows:

         (a) As to Income:

                  (1) first, an amount of Income equal to the aggregate negative balances (if any) in the Capital Accounts of all Partners having negative Capital Accounts (prior to taking into account the Sale or Refinancing and the Distribution of the related Sale or Refinancing Proceeds, but after giving effect to Distributions of Net Operating Income and allocations of other Income and Losses pursuant to this Article X up to the date of the Sale or Refinancing) shall be allocated to such Partners in proportion to their negative Capital Account balances until all such Capital Accounts shall have zero balances;

                  (2) second, an amount of Income sufficient to increase the Limited Partner's positive Capital Account balance to its Capital Contribution and to increase the Special Limited Partner's positive Capital Account balance to an amount equal to its Capital Contribution, shall be allocated to the Limited Partner and the Special Limited Partner, respectively;

                  (3) third, an amount of Income sufficient to increase the General Partner's positive Capital Account balance to an amount equal to its Capital Contribution; and

                  (4) the balance, if any, of such Income shall be allocated 50% to the Limited Partner and 50% to the General Partner.

         (b) As to Losses:

                  (1) an amount of Losses equal to the aggregate positive balances (if any) in the Capital Accounts of all Partners having positive Capital Accounts (prior to taking into account the Sale or Refinancing and the Distribution of the related Sale or Refinancing Proceeds, but after giving effect to Distributions of Net Operating Income and allocations of Income and Losses pursuant to Section 10.1 up to the date of the Sale or Refinancing) shall be allocated to such Partners in proportion to their positive Capital Account balances until all such Capital Accounts shall have zero balances; and

                  (2) the balance of any such Losses shall be allocated 99.98% to the Limited Partner, 0.01% to the Special Limited Partner and 0.01% to the General Partner.

         (c)  Notwithstanding  the foregoing  provisions of Section  10.2(a) and
(b), in no event shall any Losses be allocated to the Limited Partner or the Special Limited Partner if and to the extent that such allocation would create or increase an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner. In the event an allocation of 99.98% or 0.01% of each item includable in the calculation of Income or Loss not arising from a Sale or Refinancing, would create or increase an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner, respectively, then so much of the items of deduction other than projected depreciation shall be allocated to the General Partner instead of the Limited Partner or the Special Limited Partner as is necessary to allow the Limited Partner or the Special Limited Partner to be allocated 99.98% and 0.01%, respectively, of the items of Income and Project depreciation without creating or increasing an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner, it being the intent of the parties that the Limited Partner and the Special Limited Partner always shall be allocated 99.98% and 0.01%, respectively, of the items of Income not arising from a Sale or Refinancing and 99.98% and 0.01%, respectively, of the Project depreciation.

         Section 10.3 Special Allocations. The following special allocations shall be made in the following order.

         (a) Except as otherwise provided in Section 1.704-2(f) of the Treasury Regulations, notwithstanding any other provisions of this Article X, if there is a net decrease in Partnership Minimum Gain during any Partnership fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partnership Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f)(6) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(a) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.

         (b) Except as otherwise provided in Section 1.704-2(i)(4) of the Treasury Regulations, notwithstanding any other provision of this Article X, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year, each Person who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(b) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.

         (c) In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5), or Section
1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this Section 10.3(c) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(c) were not in the Agreement.

         (d) In the event any Partner has a deficit Capital Account at the end of any Partnership fiscal year which is in excess of the sum of (i) the amount such Partner is obligated to restore, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this
Section 10.3(d) shall be made if and only to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(d) and Section 10.3(c) hereof were not in the Agreement.

         (e) Nonrecourse Deductions for any fiscal year shall be specially allocated 99.98% to the Limited Partner, 0.01% to the Special Limited Partner and 0.01% to the General Partner.

         (f) Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i)(1).

         (g) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or
Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of his interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in accordance with their interests in the Partnership in the event that Treasury Regulations
Section 1.704-1 (b)(2)(iv)(m)(2) applies, or to the Partner to whom such distribution was made in the event that Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

         (h) To the extent the Partnership has taxable interest income with respect to any promissory note pursuant to Section 483 or Section 1271 through 1288 of the Code:

                  (1) such interest income shall be specially allocated to the Limited Partner to whom such promissory note relates; and

                  (2) the amount of such interest income shall be excluded from the Capital Contributions credited to such Partner's Capital Account in connection with payments of principal with respect to such promissory note.

         (i) In the event the adjusted tax basis of any investment tax credit property that has been placed in service by the Partnership is increased pursuant to Code Section 50(c), such increase shall be specially allocated among the Partners (as an item in the nature of income or gain) in the same proportions as the investment tax credit that is recaptured with respect to such property is shared among the Partners.

         (j) Any reduction in the adjusted tax basis (or cost) of Partnership investment tax credit property pursuant to Code Section 50(c) shall be specially allocated among the Partners (as an item in the nature of expenses or losses) in the same proportions as the basis (or cost) of such property is allocated pursuant to Treasury Regulations Section 1.46-3(f)(2)(i).

         (k) Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of an interest in the Partnership by the Partnership to a Partner (the "Issuance Items") shall be allocated among the Partners so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Partner, shall be equal to the net amount that would have been allocated to each such Partner if the Issuance Items had not been realized.

         (l) If any Partnership expenditure treated as a deduction on its federal income tax return is disallowed as a deduction and treated as a distribution pursuant to Section 731(a) of the Code, there shall be a special allocation of gross income to the Partner deemed to have received such distribution equal to the amount of such distribution.

         (m) The allocation to the General Partner of each material item of Partnership income, loss, deduction or credit will not be less than 0.01% of each such item at all times during the existence of the Partnership.

         (n) Interest deduction on the Partnership indebtedness referred to in Section 6.3 shall be allocated 100% to the General Partner.

         Section 10.4 Curative Allocations. The allocations set forth in Sections 10.2(c), 10.3(a), 10.3(b), 10.3(c), 10.3(d), 10.3(e), 10.3(f), and
10.3(g) hereof (the "Regulatory Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss, or deduction pursuant to this
Section 10.4. Therefore, notwithstanding any other provision of this Article X (other than the Regulatory Allocations), with the Consent of the Special Limited Partner, the General Partner shall make such offsetting special allocations of Partnership income, gain, loss, or deduction in whatever manner the General Partner, with the Consent of the Special Limited Partner, determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Sections 10.1, 10.2(a), 10.2(b), 10.3(h), 10.3(i), 10.3(j), 10.3(k), 10.3(l), 10.3(m), 10.3(n)
and 10.5. In exercising its authority under this Section 10.4, the General Partner shall take into account future Regulatory Allocations under Section 10.3(a) and 10.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 10.3(e) and 10.3(f).

         Section 10.5      Other Allocation Rules.

         (a) The basis (or cost) of any Partnership investment tax credit property shall be allocated among the Partners in accordance with Treasury Regulations Section 1.46-3(f)(2)(i). All Tax Credits (other than the investment tax credit) shall be allocated among the Partners in accordance with applicable law. Consistent with the foregoing, the Partners intend that LIHTC will be allocated 99.98% to the Limited Partner, 0.01% to the Special Limited Partner and 0.01% to the General Partner.

         (b) In the event Partnership investment tax credit property is disposed of during any taxable year, profits for such taxable year (and, to the extent such profits are insufficient, profits for subsequent taxable years) in an amount equal to the excess, if any, of (1) the reduction in the adjusted tax basis (or cost) of such property pursuant to Code Section 50(c), over (2) any increase in the adjusted tax basis of such property pursuant to Code Section 50(c) caused by the disposition of such property, shall be excluded from the profits allocated pursuant to Section 10.1 and Section 10.2(a) hereof and shall instead be allocated among the Partners in proportion to their respective shares of such excess, determined pursuant to Section 10.3(i) and 10.3(j) hereof. In the event more than one item of such property is disposed of by the Partnership, the foregoing sentence shall apply to such items in the order in which they are disposed of by the Partnership, so the profits equal to the entire amount of such excess with respect to the first such property disposed of shall be allocated prior to any allocations with respect to the second such property disposed of, and so forth.

         (c) For purposes of determining the Income, Losses, or any other items allocable to any period, Income, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the General Partner with the Consent of the Special Limited Partner, using any permissible method under Code Section 706 and the Treasury Regulations thereunder.

         (d) Solely for purposes of determining a Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Treasury Regulations Section 1.752-3(a)(3), the Partners' interests in Partnership profits are as follows: Limited Partner:
99.98%; Special Limited Partner: 0.01%; and General Partner: 0.01%.

         (e) To the extent permitted by Section 1.704-2(h)(3) of the Treasury Regulations, the General Partner shall endeavor to treat Distributions as having been made from the proceeds of a Nonrecourse Liability or a Partner Nonrecourse Debt only to the extent that such Distributions would cause or increase an Adjusted Capital Account Deficit for any Partner who is not a General Partner.

         Section 10.6 Tax Allocations: Code Section 704(c). In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value (computed in accordance with Section 1.30(a) hereof).

         In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to Section 1.30(b) hereof, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Treasury Regulations thereunder.

         Any elections or other decisions relating to such allocations shall be made by the General Partner with the Consent of the Special Limited Partner in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 10.6 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Person's Capital Account or share of Income, Losses, other items, or distributions pursuant to any provision of this Agreement.

         Section 10.7 Allocation Among Limited Partners. In the event that the Interest of the Limited Partner hereunder is at any time held by more than one Limited Partner all items which are specifically allocated to the Limited Partner for any month pursuant to this Article X shall be apportioned among such Persons according to the ratio of their respective profit-sharing interests in the Partnership at the last day of such month.

         Section 10.8 Allocation Among General Partners. In the event that the Interest of the General Partner hereunder is at any time held by more than one General Partner all items which are specifically allocated to the General Partner for any month pursuant to this Article X shall be apportioned among such Persons in such percentages as may from time to time be determined by agreement among them without amendment to this Agreement or consent of the Limited Partner or Consent of the Special Limited Partner.

         Section 10.9 Modification of Allocations. The provisions of Articles X and XI and other provisions of this Agreement are intended to comply with Treasury Regulations Section 1.704 and shall be interpreted and applied in a manner consistent with such section of the Treasury Regulations. In the event that the General Partner determines, in its sole discretion, that it is prudent to modify the manner in which the Capital Accounts of the Partners, or any debit or credit thereto, are computed in order to comply with such section of the Treasury Regulations, the General Partner may make such modification, but only with the Consent of the Special Limited Partner, to the minimum extent necessary, to effect the plan of allocations and Distributions provided for elsewhere in this Agreement. Further, the General Partner shall make any appropriate modifications, but only with the Consent of the Special Limited Partner, in the event it appears that unanticipated events (e.g., the existence of a Partnership election pursuant to Code Section 754) might otherwise cause this Agreement not to comply with Treasury Regulation Section 1.704.

                                   ARTICLE XI

                                  DISTRIBUTION

         Section 11.1 Distribution of Net Operating Income. Net Operating Income for each fiscal year shall be distributed within seventy-five (75) days following each calendar year and shall be applied in the following order of priority:

         (a) to pay the current Reporting Fee and then to pay any accrued Report ing Fees which have not been paid in full from previous years;

         (b) to pay the Development Fee;

         (c) to pay the Operating Loans, if any, as referenced in Section 6.2(b) of this Agreement, from the Net Operating Income remaining after reduction for the payments made pursuant to subsections (a) and (b) of this Section 11.1;

         (d) to pay the Incentive Management Fee from 70% of the Net Operating Income remaining after reduction for the payments made pursuant to subsections
(a) through (c) of this Section 11.1; and

         (e) to the Limited Partner in an amount equal to 50% of the remaining Net Operating Income and to the General Partner in an amount equal to 50% of the remaining Net Operating Income.

         Section 11.2 Distribution of Sale or Refinancing Proceeds. Sale or Re-financing Proceeds shall be distributed in the following order:

         (a) to the payment of the Mortgage and other matured debts and liabilities of the Partnership, other than accrued payments, debts or other liabilities owing to Partners or former Partners;

         (b) to any accrued payments, debts or other liabilities owing to the Partners or former Partners, including, but not limited to, accrued Reporting Fees and Operating Loans, to be paid prorata if necessary;

         (c) to the  establishment  of any  reserves  which the General  Partner
shall  deem  reasonably  necessary  for  contingent,   unmatured  or  unforeseen
liabilities or obligations of the Partnership; and

         (d) thereafter, 50% to the Limited Partner and 50% to the General Part-ner.

                                   ARTICLE XII

                              TRANSFERS OF LIMITED
                      PARTNER'S INTEREST IN THE PARTNERSHIP

         Section 12.1 Assignment of Limited Partner's Interest. Except assignments to the Southern California Bank to secure capital contribution loans, the Limited Partner and Special Limited Partner shall not have the right to assign all or any part of their respective Interests to any other Person, whether or not a Partner, except upon satisfaction of each of the following:

         (a) by a written instrument in form and substance satisfactory to the General Partner and its counsel, setting forth the name and address of the proposed transferee, the nature and extent of the Interest which is proposed to be transferred and the terms and conditions upon which the transfer is proposed to be made, stating that the Assignee accepts and agrees to be bound by all of the terms and provisions of this Agreement, and providing for the payment of all reasonable expenses incurred by the Partnership in connection with such assignment, including but not limited to the cost of preparing any necessary amendment to this Agreement;

         (b) upon consent of the General Partner to such assignment, which shall not be unreasonably withheld; and

         (c) upon receipt by the General Partner of the Assignee's written representation that the Partnership Interest is to be acquired by the Assignee for the Assignee's own account for long-term investment and not with a view toward resale, fractionalization, division or distribution thereof.

         THE LIMITED PARTNERSHIP INTEREST AND THE SPECIAL LIMITED PARTNERSHIP INTEREST DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR UNDER ANY STATE SECURITIES LAW. THESE INTERESTS MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         Section 12.2 Effective Date of Transfer. Any assignment of a Limited Partner's Interest or Special Limited Partner's Interest pursuant to Section
12.1 shall become effective as of the last day of the calendar month in which the last of the conditions to such assignment are satisfied.

         Section  12.3  Invalid  Assignment.  Any  purported  assignment  of  an
Interest of a Limited Partner or Special Limited Partner otherwise than in accordance with Section 12.1 or Section 12.6 shall be of no effect as between the Partnership and the purported assignee and shall be disregarded by the General Partner in making allocations and Distributions hereunder.

         Section 12.4 Assignee's Rights to Allocations and Distributions. An Assignee shall be entitled to receive allocations and Distributions from the Partnership attributable to the Interest acquired by reason of any permitted assignment from and after the first day of the calendar month following the month which ends with the effective date of the transfer of such Interest as provided in Section 12.2. The Partnership and the General Partner shall be entitled to treat the assignor of such Partnership Interest as the absolute owner thereof in all respects, and shall incur no liability for allocations and Distributions made in good faith to such assignor, until such time as the written instrument of assignment has been received by the Partnership.

         Section 12.5 Substitution of Assignee as Limited Partner or Special Limited Partner.

         (a) An Assignee shall not have the right to become a Substitute Limited Partner or substitute Special Limited Partner in place of his assignor unless the written consent of the General Partner to such substitution shall have been obtained, which consent, in the General Partner's absolute discretion, may be withheld.

         (b) A nonadmitted transferee of a Limited Partner's Interest or Special Limited Partner's Interest in the Partnership shall only be entitled to receive that share of allocations, Distributions and the return of Capital Contribution to which its transferor would otherwise have been entitled with respect to the Interest transferred, and shall have no right to obtain any information on account of the Partnership's transactions, to inspect the Partnership's books and records or have any other of the rights and privileges of a Limited Partner or Special Limited Partner, provided, however, that the Partnership shall, if a transferee and transferor jointly advise the General Partner in writing of a transfer of an Interest in the Partnership, furnish the transferee with pertinent tax information at the end of each fiscal year of the Partnership.

         (c) The General Partner may elect to treat a transferee of a Partnership Interest who has not become a Substitute Limited Partner or substitute Special Limited Partner as a Substitute Limited Partner or substitute Special Limited Partner, as the case may be, in the place of its transferor should the General Partner determine in its absolute discretion that such treatment is in the best interest of the Partnership.


                                  ARTICLE XIII

                     WITHDRAWAL, REMOVAL AND REPLACEMENT OF
                                 GENERAL PARTNER

         Section 13.1      Withdrawal of General Partner.

         (a) The General Partner may not Withdraw (other than as a result of an Involuntary Withdrawal) without the Consent of the Special Limited Partner, and, to the extent required, of First Illinois National Bank, and the State Tax Credit Agency. Withdrawal shall be conditioned upon the agreement of the Special Limited Partner to be admitted as a successor General Partner, or if the Special Limited Partner declines to be admitted as a successor General Partner then on the agreement of one or more Persons who satisfy the requirements of Section
13.5 of this Agreement to be admitted as successor General Partner(s).

         (b) Each General Partner shall indemnify and hold harmless the Partnership and all Partners from its Withdrawal in violation of Section 13.1(a) hereof. Each General Partner shall be liable for damages to the Partnership resulting from its Withdrawal in violation of Section 13.1(a).

         Section 13.2      Removal of General Partner.

         (a) The Special Limited Partner or the Limited Partner, or both of them, may remove the Managing General Partner or the General Partner or both for cause if such Managing General Partner or General Partner has:

                  (1) been subject to Bankruptcy in accordance with this Agree-ment;

                  (2) committed any fraud, willful misconduct, material breach of fiduciary duty or other negligent conduct in the performance of its duties under this Agreement;

                  (3) been convicted of, or entered into a plea of guilty to, a felony related to the purpose of this Agreement;

                  (4) made personal use of Partnership funds or properties;

                  (5) violated the terms of the Mortgage and such violation prompts First Illinois National Bank, to issue a default letter or acceleration notice to the Partnership or General Partner and such violation has not been cured within 30 days of such letter or notice or the cure period under the appropriate Mortgage document if longer;

                  (6) failed to provide any loan, advance, Capital Contribution or any other payment to the Partnership required under this Agreement;

                  (7) failed to obtain the Consent of the Special Limited Partner prior to any decision, act or omission under circumstances where this Agreement requires that such consent be obtained;

                  (8) breached any material representation, warranty or covenant contained in this Agreement, or failing to perform any other material action which may be required by this Agreement;

                  (9) violated any federal or state   tax  law  which  causes  a
recapture of LIHTC; or

                  (10) failed during any six-month period during the Compliance Period to cause at least 85% of the total apartment units in the Project to qualify for LIHTC, unless such failure is the result of Force Majeure or unless such failure is cured within 120 days after the end of the six-month period.

         (b) Written notice of the removal for cause of the General Partner shall be served by the Special Limited Partner or the Limited Partner, or both of them, upon the General Partner either by certified or by registered mail, return receipt requested, or by personal service. Such notice shall set forth the reasons for the removal, if any, and the date upon which the removal is to become effective.

         (c) Upon receipt of such notice of removal for cause, the General Partner shall cause an accounting to be prepared covering the transactions of the Partnership from the end of the previous fiscal year through the date of receipt of such notice, and thereafter it shall not sell or dispose of Partnership assets under any circumstances. The accounting shall be completed by the effective date of the removal and shall be in sufficient detail to accurately and fully reflect the earnings or losses for the period and the financial condition of the Partnership. If the General Partner fails to cause the accounting to be prepared within 30 days of receipt of the notice of removal for cause then the Limited Partner may cause the accounting to be prepared. The expenses of the accounting shall be borne by the General Partner.

         Section 13.3 Effects of a Withdrawal. In the event of a Withdrawal, the entire Interest of the Withdrawing General Partner shall immediately and automatically terminate on the effective date of such Withdrawal, and such General Partner shall immediately cease to be a General Partner, shall have no further right to participate in the management or operation of the Partnership or the Project or to receive any allocations or Distributions from the Partnership or any other funds or assets of the Partnership, except as specifically set forth below. In the event of a Withdrawal, any or all executory contracts, including but not limited to the Management Agreement, between the Partnership and the Withdrawing General Partner or its Affiliates may be terminated by the Partnership, with the Consent of the Special Limited Partner, upon written notice to the party so terminated.

         Furthermore, notwithstanding such Withdrawal, the Withdrawing General Partner shall be and shall remain, liable as a General Partner for all liabilities and obligations incurred by the Partnership or by the General Partner prior to the effective date of the Withdrawal, or which may arise upon such Withdrawal. Any remaining Partner shall have all other rights and remedies against the Withdrawing General Partner as provided by law or under this Agreement. Notwithstanding, the Withdrawing General Partner shall not be responsible for any obligations which may arise following the effective date of the Withdrawal, including without limitation any continuing guarantees for which the General Partner and any affiliates may be responsible.

         The following additional provisions shall apply in the event of a Withdrawal.

         (a)  In  the  event  of  a  Withdrawal  which  is  not  an  Involuntary
Withdrawal, the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, nor shall it be entitled to receive or to be paid by the Partnership any further payments of fees (including fees which have been earned but are unpaid) or to be repaid any outstanding advances or loans made by it to the Partnership or to be paid any amount for its former Interest unless such forfeiture creates an unreasonable financial benefit to the Partnership or Limited Partner. From and after the effective date of such Withdrawal, the former rights of the Withdrawing General Partner to receive or to be paid such allocations, Distributions, funds, assets, fees or repayments shall be assigned to the other General Partner or General Partners (which may include the Special Limited Partner), or if there is no other general partner of the Partnership at that time, to the Special Limited Partner.

         (b) In the event of an  Involuntary  Withdrawal,  except as provided in
Section 13.3(b)(3) below, the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, provided that accrued and payable fees (i.e., fees earned but unpaid as of the date of Withdrawal) owed to the Withdrawing General Partner, and any outstanding loans of the Withdrawing General Partner to the Partnership, shall be paid to the Withdrawing General Partner in the manner and at the times such fees and loans would have been paid had the Withdrawing General Partner not Withdrawn. The Interest of the General Partner shall be purchased as follows.

                  (1) If the Involuntary Withdrawal arises from removal for cause as set forth in Section 13.2(a) hereof, the Withdrawn General Partner shall be entitled to receive as its sole compensation for its Interest in the Partnership an amount equal to its positive Capital Account balance determined as of the effective date of the removal, if any, payable upon the dissolution and termination of the Partnership after all of the Partners have been distributed the positive balances in their Capital Accounts.

                  (2) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Partnership is to be continued with one or more remaining or successor General Partner(s), the Partnership, with the Consent of the Special Limited Partner, may, but is not obligated to, purchase the Interest of the Withdrawing General Partner in Partnership allocations, Distributions and capital. The purchase price of such Interest shall be its Fair Market Value as determined by agreement between the Withdrawing General Partner and the Special Limited Partner. The purchase price shall be paid by the Partnership by delivering to the General Partner or its representative the Partnership's non-interest bearing unsecured promissory note payable, if at all, upon liquidation of the Partnership in accordance with
Section 11.2(b). The note shall also provide that the Partnership may prepay all or any part thereof without penalty.

                  (3) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Partnership is to be continued with one or more remaining or successor General Partner(s), and if the Partnership does not purchase the Interest of the Withdrawing General Partner in Partnership allocations, Distributions and capital, then the Withdrawing General Partner shall retain its Interest in such items, but such Interest shall be held as a special limited partner.

         Section 13.4 Successor General Partner. Upon the occurrence of an event giving rise to a Withdrawal of a General Partner, any remaining General Partner, or, if there be no remaining General Partner, the Withdrawing General Partner or its legal representative, shall promptly notify the Special Limited Partner of such Withdrawal (the "Withdrawal Notice"). Whether or not the Withdrawal Notice shall have been sent as provided herein, the Special Limited Partner shall have the right to become a successor General Partner (and to become the successor managing General Partner if the Withdrawing General Partner was previously the managing General Partner). In order to effectuate the provisions of this Section
13.4 and the continuance of the Partnership, the Withdrawal of a General Partner shall not be effective until the expiration of 120 days from the date on which occurred the event giving rise to the Withdrawal, unless the Special Limited Partner shall have elected to become a successor General Partner as provided herein prior to expiration of such 60-day period, whereupon the Withdrawal of the General Partner shall be deemed effective upon the notification of all the other Partners by the Special Limited Partner of such election.

         Section 13.5 Admission of Additional or Successor General Partner. No Person shall be admitted as an additional or successor General Partner unless
(a) such Person shall have agreed to become a General Partner by a written instrument which shall include the acceptance and adoption of this Agreement;
(b) the Consent of the Special Limited Partner to the admission of such Person as a substitute General Partner, which consent may be withheld in the discretion of the Special Limited Partner, shall have been given; and (c) such Person shall have executed and acknowledged any other instruments which the Special Limited Partner shall reasonably deem necessary or appropriate to affect the admission of such Person as a substitute General Partner. If the foregoing conditions are satisfied, this Agreement shall be amended in accordance with the provisions of the Act, and all other steps shall be taken which are reasonably necessary to effect the Withdrawal of the Withdrawing General Partner and the substitution of the successor General Partner. Nothing contained herein shall reduce the Limited Partner's Interest or the Special Limited Partner's Interest in the Partnership.

         Section 13.6 Transfer of Interest. Except as otherwise provided herein, the General Partner may not Withdraw from the Partnership, or enter into any agreement as the result of which any Person shall become interested in the Partnership, without the Consent of the Special Limited Partner which consent shall not be unreasonably withheld.


                                   ARTICLE XIV

                          BOOKS AND ACCOUNTS, REPORTS,
                      TAX RETURNS, FISCAL YEAR AND BANKING

         Section 14.1      Books and Accounts.

         (a) The General Partner shall cause the Partnership to keep and maintain at its principal executive office full and complete books and records which shall include each of the following:

                  (1) a current list of the full name and last known business or residence address of each Partner set forth in alphabetical order together with the Capital Contribution and the share in Income and Losses of each Partner;

                  (2) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, together with executed copies of any powers of attorney pursuant to which any certificate has been executed;

                  (3) copies of the Partnership's federal, state and local income tax information returns and reports, if any, for the six most recent taxable years;

                  (4) copies of the original of this Agreement and all amend ments thereto;

                  (5) financial statements of the Partnership for the six most recent fiscal years; and

                  (6) the Partnership's books and records for at least the current and past three fiscal years.

         (b) Upon the request of the Limited Partner, the General Partner shall promptly deliver to the Limited Partner, at the expense of the Partnership, a copy of the information set forth in Section 14.1(a) above. The Limited Partner shall have the right upon reasonable request and during normal business hours to inspect and copy any of the foregoing, or any of the other books and records of the Partnership or the Project at its own expense.

         Section 14.2      Accounting Reports.

         (a) By February 20 of each calendar year the General Partner shall provide to the Limited Partner and the Special Limited Partner all tax information necessary for the preparation of their federal and state income tax returns and other tax returns with regard to the jurisdiction(s) in which the Partnership is formed and in which the Project is located.

         (b) By March 1 of each calendar year the General Partner shall send to the Limited Partner and the Special Limited Partner: (1) a balance sheet as of the end of such fiscal year and statements of income, Partners' equity and changes in cash flow for such fiscal year prepared in accordance with generally accepted accounting principles and accompanied by an auditor's report containing an opinion of the Partnership's Accountants; (2) a report (which need not be audited) of any Distributions made at any time during the fiscal year, separately identifying Distributions from Net Operating Income for the fiscal year, Net Operating Income for prior years, Sale or Refinancing Proceeds, and reserves; and (3) a report setting forth the amount of all fees and other compensation and Distributions and reimbursed expenses paid by the Partnership for the fiscal year to the General Partner or Affiliates of the General Partner and the services performed in consideration therefor, which report shall be verified by the Partnership's Accountants, with the method of verification to include, at a minimum, a review of the time records of individual employees, the costs of whose services were reimbursed, and a review of the specific nature of the work performed by each such employee, all in accordance with generally accepted auditing standards and, accordingly, including such tests of the accounting records and such other auditing procedures as the Accountants consider appropriate in the circumstances.

         (c) Within 60 days after the end of each fiscal quarter in which a Sale or Refinancing of the Project occurs, the General Partner shall send to the Limited Partner and the Special Limited Partner a report as to the nature of the Sale or Refinancing and as to the Income and Losses for tax purposes and proceeds arising from the Sale or Refinancing.

         Section 14.3 Other Reports. The Managing General Partner shall provide to the Limited Partner and the Special Limited Partner the following reports.

         (a) During rehabilitation, a copy of the construction schedule and any updates to the construction schedule; and by the twentieth day of each month a copy of the previous month's Construction Loan draw request and the inspecting architect's application and certification of payment (AIA Document G702, or similar form acceptable to the Limited Partner).

         (b) During the rent-up phase, and continuing until the end of the first six-month period during which the Project has a sustained occupancy of 95% or better, by the twentieth day of each month within such period a copy of the previous month's rent roll (through the last day of the month) and a tenant LIHTC compliance worksheet similar to the monthly initial tenant certification worksheet included in Exhibit "H" attached hereto and incorporated herein by this reference.

         (c) A quarterly tax credit compliance report similar to the worksheet included in Exhibit "H" due on or before April 30 of each year for the first quarter, July 31 of each year for the second quarter, October 31 of each year for the third quarter and January 31 of each year for the fourth quarter. In order to verify the reliability of the information being provided on the compliance report the Limited Partner may request a small sampling of tenant files to be provided. The sampling will include, but not be limited to, copies of tenant applications, certifications and third party verifications used to qualify tenants. If any inaccuracies are found to exist on the tax credit compliance report or any items of noncompliance are discovered then the sampling will be expanded as determined by the Limited Partner.

         (d) By September 15 of each year, an estimate of LIHTC for that year.

         (e) If the Project receives a reservation of LIHTC in one year but will not complete the rehabilitation and rent-up until a later year, the Managing General Partner will provide to the Limited Partner by December 31 of the year during which the reservation is received an audited cost certification together with the Accountant's work papers verifying that the Partnership has expended the requisite 10% of the reasonably expected cost basis to meet the carryover test provisions of Section 42 of the Code. Furthermore, if materials and supplies are purchased to meet the 10% requirement then the Managing General Partner shall provide to the Limited Partner an opinion of counsel that title to the materials and supplies pass to the Partnership and that the Partnership bears the risk of loss of the materials and supplies.

         (f) During the Compliance Period, no later than the day any such certification is filed, copies of any certifications which the Partnership must furnish to federal or state governmental authorities administering the Tax Credit program including, but not limited to, copies of all annual tenant recertifications required under Section 42 of the Code.

         (g) A quarterly report on operations, in the form attached hereto as Exhibit "H", due on or before April 30 of each year for the first quarter of operations, July 31 of each year for the second quarter of operations, October 31 of each year for the third quarter of operations and January 31 of each year for the fourth quarter of operations which shall include, but is not limited to, an unaudited income statement showing all activity in the reserve accounts required to be maintained pursuant to Section VIII of this Agreement, statement of income and expenses, balance sheet, rent roll as of the end of each calendar quarter of each year, and third party verification of current utility allowance.

         (h) By the annual renewal date each and every year, an executed original or certified copy of each and every Insurance policy or certificate required by the terms of this Agreement.

         (i) By the payment date of the real estate property taxes each and every year verification that the same has been paid in full.

         (j) On or before March 15th of each calendar year, the General Part ner's updated financial statement as of December 31 of the previous year.

         (k) On or before November 1 of each calendar year, a copy of the following year's proposed operating budget. Each such budget shall contain an amount required for reserves in accordance with Article VIII and for the payment of real estate taxes, insurance, debt service and other payments. Such budget shall only be adopted with the Consent of the Special Limited Partner.

         (l) Notice of the occurrence, or of the likelihood of occurrence, of any event which has had a material adverse effect upon the Project or the Partnership, including, but not limited to, any breach of any of the representations and warranties set forth in Section 9.10 of this Agreement, and any inability of the Partnership to meet its cash obligations as they become payable, within ten days after the occurrence of such event.

         Section 14.4 Late Reports. If the General Partner does not fulfill its obligations under Section 14.2 after notice by the Limited Partner or Special Limited Partner, the General Partner, using its own funds, shall pay as damages the sum of $25 per day (plus interest at the rate established by Section 6.3 of this Agreement) to the Limited Partner until such obligations shall have been fulfilled. If the Managing General Partner does not fulfill its obligations under Section 14.3 within the time periods set forth therein, the Managing General Partner, using its own funds, shall pay as damages the sum of $100.00 per week (plus interest at the rate established by Section 6.3 of this Agreement) to the Limited Partner until such obligations shall have been fulfilled. If the Managing General Partner shall so fail to pay, the General Partner and its Affiliates shall forthwith cease to be entitled to any fees hereunder (other than the Development Fee) and/or to the payment of any Net
Operating Income or Sale or Refinancing Proceeds to which the Managing General Partner may otherwise be entitled hereunder. Payments of fees and Distributions shall be restored only upon payment of such damages in full.

         Section 14.5 Annual Site Visits. On an annual basis a representative of the Limited Partner, at the Limited Partner's expense, will conduct a site visit which will include, in part, an inspection of the property, a review of the office and tenant files and an interview with the property manager. The Limited Partner may, in its sole discretion, cancel all or any part of the annual site visit.

         Section 14.6 Tax Returns. The General Partner shall cause income tax returns for the Partnership to be prepared and timely filed with the appropriate federal, state and local taxing authorities.

         Section 14.7 Fiscal Year. The fiscal year of the Partnership shall be the calendar year or such other period as may be approved by the Internal Revenue Service for federal income tax purposes.

         Section 14.8 Banking. All funds of the Partnership shall be deposited in a separate bank account or accounts as shall be determined by the General Partner with notice to the Special Limited Partner. All withdrawals therefrom shall be made upon checks signed by the General Partner or by any person authorized to do so by the General Partner. The General Partner shall provide to any Partner who requests same the name and address of the financial institution, the account number and other relevant information regarding any Partnership bank account.

         Section 14.9 Certificates and Elections.

         (a) The Managing General Partner shall file the First Year Certificate within 90 days following the close of the taxable year during which Completion of Construction occurs and thereafter shall timely file any certificates which the Partnership must furnish to federal or state governmental authorities administering the Tax Credit programs under Section 42 of the Code.

         (b) The Managing General Partner, with the Consent of the Special Limited Partner, may, but is not required to, cause the Partnership to make or revoke the election referred to in Section 754 of the Code, as amended, or any similar provisions enacted in lieu thereof.

                                   ARTICLE XV

                      DISSOLUTION, WINDING UP, TERMINATION
                       AND LIQUIDATION OF THE PARTNERSHIP

         Section 15.1 Dissolution of Partnership. The Partnership shall be dis-solved upon the expiration of its term or the earlier occurrence of any of the following events.

         (a) The  effective  date of the  Withdrawal  or removal of the  General
Partner, unless (1) at the time there is at least one other General Partner (which may be the Special Limited Partner if it elects to serve as successor General Partner under Section 13.4 hereof) who will continue as General Partner, or (2) within 120 days after the occurrence of any such event the Limited Partner elects to continue the business of the Partnership.

         (b) The sale of the Project and the receipt in cash of the full amount of the proceeds of such sale.

         Notwithstanding the foregoing, however, in no event shall the Partnership terminate prior to the expiration of its term if such termination would result in a violation of the Mortgage or any other agreement with or rule or regulation of First Illinois National Bank, to which the Partnership is subject.

         Section 15.2 Return of Capital Contribution upon Dissolution. Except as provided in Sections 7.3 and 7.4 of this Agreement, which provide for a reduction or refund of the Limited Partner's Capital Contribution under certain circumstances, and which shall represent the personal obligation of the General Partner, as well as the obligation of the Partnership, each Partner shall look solely to the assets of the Partnership for all Distributions with respect to the Partnership (including the return of its Capital Contribution) and shall have no recourse therefor (upon dissolution or otherwise) against any General Partner. No Partner shall have any right to demand property other than money upon dissolution and termination of the Partnership, and the Partnership is prohibited from such a distribution of property absent the Consent of the Special Limited Partner.

         Section 15.3 Distributions of Assets. Upon a dissolution of the Partnership, the General Partner (or, if there is no General Partner then remaining, such other Person(s) designated as the liquidator of the Partnership by the Special Limited Partner or by the court in a judicial dissolution) shall take full account of the Partnership assets and liabilities and shall liquidate the assets as promptly as is consistent with obtaining the fair value thereof.

         (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership pursuant to Section 11.2(a) through and including 11.2(c), the remaining assets of the Partnership shall be distributed to the Partners in accordance with Section 11.2, after taking into account all allocations under Article X hereof.

         (b) With respect to assets distributed in kind to the Partners in liquidation or otherwise:

                  (1) unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be Income and Losses realized by the Partnership immediately prior to the liquidation or other Distribution event; and

                  (2) such Income and Losses shall be allocated to the Partners in accordance with Section 10.2 hereof, and any property so distributed shall be treated as a Distribution of an amount in cash equal to the excess of such Fair Market Value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered.

         (c) For the purposes of Section 15.3(b), "unrealized appreciation" or "unrealized depreciation" shall mean the difference between the Fair Market Value of such assets, taking into account the Fair Market Value of the associated financing but subject to Section 7701(g) of the Code, and the Partnership's adjusted basis in such assets for book purposes. Section 15.3(b) is merely intended to provide a rule for allocating unrealized Income and Losses upon liquidation or other Distribution event, and nothing contained in Section 15.3(b) or elsewhere in this Agreement is intended to treat or cause such Distributions to be treated as sales for value. The Fair Market Value of such assets shall be determined by an independent appraiser to be selected by the General Partner with the Consent of the Special Limited Partner.

         Section 15.4 Deferral of Liquidation. If at the time of liquidation the General Partner or other liquidator shall determine that an immediate sale of part or all of the Partnership assets could cause undue loss to the Partners, the liquidator may, in order to avoid loss, but only with the Consent of the Special Limited Partner, either defer liquidation and retain all or a portion of the assets or distribute all or a portion of the assets to the Partners in kind. In the event that the liquidator elects to distribute such assets in kind, the assets shall first be assigned a value (by appraisal by an independent appraiser) and the unrealized appreciation or depreciation in value of the assets shall be allocated to the Partners' Capital Accounts, as if such assets had been sold, in the manner described in Section 10.2, and such assets shall then be distributed to the Partners as provided herein. In applying the preceding sentence, the Project shall not be assigned a value less than the unamortized principal balance of any loan secured thereby.

         Section 15.5 Liquidation Statement. Each of the Partners shall be furnished with a statement prepared or caused to be prepared by the General Partner or other liquidator, which shall set forth the assets and liabilities of the Partnership as of the date of complete liquidation. Upon compliance with the distribution plan as outlined in Sections 15.3 and 15.4, the Limited Partner and Special Limited Partner shall cease to be such and the General Partner shall execute, acknowledge and cause to be filed those certificates referenced in
Section 15.6.

         Section 15.6 Certificates of Dissolution; Certificate of Cancellation of Certificate of Limited Partnership.

         (a) Upon the dissolution of the Partnership, the General Partner shall cause to be filed in the office of, and on a form prescribed by the Secretary of State of the State, a certificate of dissolution. The certificate of dissolution shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, the event causing the Partnership's dissolution and the date of the dissolution.

         (b) Upon the completion of the winding up of the Partnership's affairs, the General Partner shall cause to be filed in the office of, and on a form prescribed by, the Secretary of State of the State, a certificate of cancellation of the Certificate of Limited Partnership. The certificate of cancellation of the Certificate of Limited Partnership shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, and any other information which the General Partner determines to include therein.

                                   ARTICLE XVI

                                   AMENDMENTS

         This Agreement may be amended at any time by the Limited Partner. This Agreement may not be amended by the General Partner absent the Consent of the Special Limited Partner. Notwithstanding the foregoing, the Limited Partner will not initiate an amendment to the Partnership, no amendment shall change the Partnership to a general partnership; extend the term of the Partnership beyond the date provided for in this Agreement; modify the limited liability of the Limited Partner and the Special Limited Partner; allow the Limited Partner to take control of the Partnership's business within the meaning of the Act; reduce or defer the realization of any Partner's interest in allocations, Distributions, capital or compensation hereunder, or increase any Partner's obligations hereunder, without the consent of the Partner so affected; or change the provisions of this Article XVI.

                                  ARTICLE XVII

                                  MISCELLANEOUS

         Section 17.1 Voting Rights.

         (a) The Limited Partner shall have no right to vote upon any matters affecting the Partnership, except as provided in this Agreement. Notwithstanding the foregoing, the Limited Partner may, without the concurrence of the General Partner or the Managing General Partner:

                  (1) approve or disapprove, but not initiate, the Sale or Re-financing of the Project;

                  (2) remove the General Partner and/or the Managing General Partner and elect a substitute General Partner as provided in this Agreement;

                  (3) elect a successor General Partner and/or the Managing Gen-eral Partner upon the Withdrawal of the General Partner;

                  (4) approve or disapprove, but not initiate, the dissolution of the Partnership; or

                  (5) subject to the provisions of Article XVI hereof, amend this Agreement.

         (b) On any matter where the Limited Partner has the right to vote, votes may only be cast at a duly called meeting of the Partnership or through written action without a meeting.

         Section 17.2 Meeting of Partnership. Meetings of the Partnership may be called either (a) at any time by the General Partner; or (b) upon the General Partner's receipt of a written or facsimile request from the Limited Partner setting forth the purpose of such meeting. Within ten days after receipt of the Limited Partner's written or facsimile request for a meeting, the General Partner shall provide all Partners with written notice of the meeting (which shall be by telephone conference, or at the principal place of business of the Partnership or such other location referenced in the notice) to be held not less than 15 days nor more than 30 days after receipt of such written or facsimile request from the Limited Partner, which notice shall specify the time and place of such meeting and the purpose or purposes thereof. If the General Partner fails to provide the written notice of the meeting within ten days after receipt of the Limited Partner's request to hold a meeting, then the Limited Partner may provide the written notice of the meeting to all the Partners, which notice shall specify the time and place of such meeting and the purpose or purposes thereof. All meetings and actions of the Limited Partner shall be governed in all respects, including matters relating to notice, quorum, adjournment, proxies, record dates and actions without a meeting, by the applicable provisions of the Act, as it shall be amended from time to time.

         Section 17.3 Notices. Any notice given pursuant to this Agreement may be served personally on the Partner to be notified, or may be mailed, first class postage prepaid, to the following address, or to such other address as a party may from time to time designate in writing:

         To the General Partner:  Elderly Living Development, Inc.
                                  3919 17th Street
                                  East Moline, Illinois  61244

                                  Quad Cities RedevelopmentResources, Inc.,
                                  a non-profit corporation
                                  3919 17th Street
                                  East Moline, Illinois  61244

         To the Limited Partner:  WNC Housing Tax Credit Fund VI, L.P., Series 6
                                  c/o WNC & Associates, Inc.
                                  3158 Redhill Ave., Suite 120
                                  Costa Mesa, CA   92626-3416

         To the Special
         Limited Partner:         WNC Housing, L.P.
                                  3158 Redhill Ave., Suite 120
                                  Costa Mesa, CA   92626-3416

         Section 17.4 Successors and Assigns. All the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Partners.

         Section 17.5 Recording of Certificate of Limited Partnership. If the General Partner should deem it advisable to do so, the Partnership shall record in the office of the County Recorder of the county in which the principal place of business of the Partnership is located a certified copy of the Certificate of Limited Partnership, or any amendment thereto, after such Certificate or amendment has been filed with the Secretary of State of the State.

         Section 17.6 Amendment of Certificate of Limited Partnership.

         (a) The General Partner shall cause to be filed, within 30 days after the happening of any of the following events, an amendment to the Certificate of Limited Partnership reflecting the occurrence of any of the following.

                  (1) A change in the name of the Partnership.

                  (2) A change in the street address of the Partnership's principal executive office.

                  (3) A change in the address, or the Withdrawal, of a General Partner, or a change in the address of the agent for service of process, or appointment of a new agent for service of process.

                  (4) The admission of a General Partner and that Partner's address.

                  (5) The discovery by the General Partner of any false or erroneous material statement contained in the Certificate of Limited Partnership or any amendment thereto.

         (b) The Certificate of Limited Partnership may also be amended in conformity with this Agreement at any time in any other respect that the General Partner determines.

         (c) The General Partner shall cause the Certificate of Limited Partnership to be amended, when required or permitted as aforesaid, by filing a certificate of amendment thereto in the office of, and on a form prescribed by, the Secretary of State of the State. The certificate of amendment shall set forth the Partnership's name, the Secretary of State's file number for the Partnership and the text of the amendment.

         Section 17.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

         Section 17.8 Captions. Captions to and headings of the Articles, Sections and subsections of this Agreement are solely for the conveniences of the Partners, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

         Section 17.9 Saving Clause. If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         Section 17.10 Tax Matters Partners. All the Partners hereby agree that the Managing General Partner shall be the "Tax Matters Partner" pursuant to the Code and in connection with any audit of the federal income tax returns of the Partnership; provided, however, that if the Managing General Partner shall withdraw from the Partnership or become Bankrupt, the Special Limited Partner shall thereafter be the "Tax Matters Partner". If the Tax Matters Partner shall determine to litigate any administrative determination relating to federal income tax matters, it shall litigate such matter in such court as the Tax Matters Partner shall decide in its sole discretion. In discharging its duties and responsibilities, the Tax Matters Partner shall act as a fiduciary (i) to the Limited Partner (to the exclusion of the other Partners) insofar as tax matters related to the Tax Credits are concerned, and (ii) to all of the Partners in other respects. The Limited Partner will make no claim against the Partnership in respect of any action or omission by the Tax Matters Partner during such time as the Special Limited Partner acts as the Tax Matters Partner.

         Section 17.11     Expiration of Compliance Period.

         (a) Notwithstanding any provision hereof to the contrary (other than this Section 17.11), the Special Limited Partner shall have the right at any time after the beginning of the last year of the Compliance Period to require, by written notice to the General Partner, that the General Partner promptly submit a written request to the applicable State Tax Credit Agency pursuant to
Section 42(h) of the Code (or any successor provision) that such agency endeavor to locate within one year from the date of such written request a purchaser for the Project who will continue to operate the Project as a qualified low income property, at a purchase price that is not less than the minimum amount set forth in Section 42(h)(6) of the Code (or any successor provision). In the event that the State Tax Credit Agency obtains an offer satisfying the conditions of the preceding sentence, the General Partner shall promptly notify the Special Limited Partner in writing with respect to the terms and conditions of such offer, and, if the Special Limited Partner notifies the General Partner that such offer should be accepted, the General Partner shall cause the Partnership promptly to accept such offer and to proceed to sell the Project pursuant to such offer.

         (b) A sale of the Project prior to the end of the Compliance Period may only take place if the conditions of Section 42(j)(6) of the Code (or any successor provision) will be satisfied upon such sale by having the purchaser of the Project post the required bond on behalf of the Partnership.

         Section 17.12 Number and Gender. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

         Section 17.13 Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and all prior understandings and agreements between the parties, written or oral, respecting this transaction are merged in this Agreement.

         Section 17.14 Governing Law. This Agreement and its application shall be governed by the laws of the State.

         Section 17.15 Attorney's Fees. If a suit or action is instituted in connection with an alleged breach of any provision of this Agreement, the prevailing party shall be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney's fees, including fees on any appeal.

         Section 17.16 Receipt of Correspondence. The Partners agree that the General Partner shall send to the Limited Partner and the Special Limited Partner a copy of any correspondence relative to the Project's noncompliance with the Mortgage, relative to the acceleration of the Mortgage and/or relative to the disposition of the Project.

         Section 17.17 Security Interest and Right of Set-Off. As security for the performance of the respective obligations to which any Partner may be subject under this Agreement, the Partnership shall have (and each Partner hereby grants to the Partnership) a security interest in all funds distributable to said Partner to the extent of the amount of such obligation.

         IN WITNESS WHEREOF, this Amended and Restated Agreement of Limited Partnership of Cotton Mill Elderly Living Center, L.P., an Illinois limited partnership, is made and entered into as of the ________ day of _________________, 1999.

                           GENERAL PARTNER

                           Elderly Living Development, Inc.


                           By:      ____________________________
                                    John McChurch
                                    Vice President and Chief Operating Officer

                           Quad Cities Redevelopment Resources, Inc., a non-profit corporation


                           By:      ____________________________
                                    Paul Elgatian,
                                    Chairman of the Board

                           WITHDRAWING ORIGINAL LIMITED PARTNER

                           Elderly Living Development, Inc.


                           By:      ____________________________
                                    John McChurch
                                    Vice President and Chief Operating Officer

Signatures continued on next page . . .

                           ---------------------------------
                           John McChurch

                           LIMITED PARTNER

                           WNC Housing Tax Credit Fund VI, L.P., Series 6

                           By:      WNC & Associates, Inc.,
                                    General Partner


                                    By:     _________________________
                                            David N. Shafer,
                                            Senior Vice President

                           SPECIAL LIMITED PARTNER

                           WNC Housing, L.P.

                           By:      WNC & Associates, Inc.,
                                    General Partner


                                    By:     _______________________________
                                            David N. Shafer,
                                            Senior Vice President

                       EXHIBIT A TO PARTNERSHIP AGREEMENT

                                LEGAL DESCRIPTION



Lot One (1) of Cotton Mill Addition to the city of Rock Island, Situated in the County of Rock Island and State of Illinois.

                       EXHIBIT B TO PARTNERSHIP AGREEMENT

                              FORM OF LEGAL OPINION

WNC Housing Tax Credit Fund VI, L.P., Series 6 c/o WNC & Associates, Inc. 3158 Redhill Avenue, Suite 120
Costa Mesa, California  92626

RE:      Cotton Mill Elderly Living Center, L.P.

Ladies and Gentlemen:

         You have requested our opinion with respect to certain matters in connection with the investment by WNC Housing Tax Credit Fund VI, L.P., Series 6, a California limited partnership (the "Limited Partner") in Cotton Mill Elderly Living Center, L.P. (the "Partnership"), an Illinois limited partnership formed to own, develop, rehabilitate, finance and operate an apartment complex for low-income persons (the "Apartment Complex") in Rock Island, Rock Island County, Illinois. The general partners of the Partnership are Elderly Living Development, Inc. and Quad Cities Redevelopment Resources, Inc., a non-profit corporation (the "General Partners").

         In rendering the opinions stated below, we have examined and relied upon the following:

         (i)               [Certificate of Limited Partnership];

         (ii)              [Agreement of Limited Partnership] (the "Partnership
                            Agreement");

         (iii) A preliminary reservation letter from [State Allocating Agency] (the "State Agency") dated _________, 199___ conditionally awarding $_______________ in Federal tax credits annually for each of ten years and $_______________ in California tax credits annually for each of four years for the Apartment Complex; and

         (iv) Such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinions referred to in this letter.

         For purposes of rendering the opinions stated below we have assumed that, in those cases in which we have not been involved directly in the preparation, execution or the filing of a document, that (a) the document reviewed by us is an original document, or a true and accurate copy of the original document, and has not been subsequently amended, (b) the signatures on each original document are genuine, and (c) each party who executed the document had proper authority and capacity.

Based on the foregoing we are of the opinion that:

         (a)  ________________________,  one  of  the  General  Partners,  is  a
corporation duly formed and validly existing under the laws of the State of _____________________ and has full power and authority to enter into and perform its obligations under the Partnership Agreement. _____________________, one of the other General Partners, is a [corporation/partnership] duly formed and validly existing under the laws of the State of __________________ and has full power and authority to enter into and perform its obligations under the Partnership Agreement.

         (b) The Partnership is a limited partnership duly formed and validly existing under the laws of the State of Illinois.

         (c) The Partnership is validly existing under and subject to the laws of Illinois with full power and authority to own, develop, [construct/rehabilitate], finance and operate the Apartment Complex and to otherwise conduct business under the Partnership Agreement.

         (d) Execution of the Partnership Agreement by the General Partner(s) has been duly and validly authorized by or on behalf of the General Partner(s) and, having been executed and delivered in accordance with its terms, the Partnership Agreement constitutes the valid and binding agreement of the General Partner(s), enforceable in accordance with its terms.

         (e) The execution and delivery of the Partnership Agreement by the General Partner(s) does not conflict with and will not result in a breach of any of the terms, provisions or conditions of any agreement or instrument known to counsel to which any of the General Partner(s) or the Partnership is a party or by which any of them may be bound, or any order, rule, or regulation to be applicable to any of such parties of any court or governmental body or administrative agency having jurisdiction over any of such parties or over the property.

         (f) To the best of counsel's knowledge, after due inquiry, there is no litigation or governmental proceeding pending or threatened against, or involving the Apartment Complex, the Partnership or any General Partner which would materially adversely affect the condition (financial or otherwise) or business of the Apartment Complex, the Partnership or any of the Partners of the Partnership.

         (g) The Limited Partner and the Special Limited Partner have been admitted to the Partnership as limited partners of the Partnership under __________ law and are entitled to all of the rights of limited partners under the Partnership Agreement. Except as described in the Partnership Agreement, no person is a partner of or has any legal or equitable interest in the Partnership, and all former partners of record or known to counsel have validly withdrawn from the Partnership and have released any claims against the Partnership arising out of their participation as partners therein.

         (h) Liability of the Limited Partner for obligations of the Partnership is limited to the amount of the Limited Partner's capital contributions required by the Partnership Agreement.

         (i) Neither the General Partner(s) of the Partnership nor the Limited Partner nor the Special Limited Partner will have any liability for the Mortgage represented thereby (as those terms are defined in the Partnership Agreement, and the lender of the Mortgage Loan will look only to its security in the Apartment Complex for repayment of the Mortgage Loan.

         (j)  The  Partnership  owns a fee  simple  interest  in  the  Apartment
Complex.

         (k) To the best of our actual knowledge and belief, after due inquiry, the Partnership has obtained all consents, permissions, licenses, approvals, or orders required by all applicable governmental or regulatory agencies for the development, rehabilitation and operation of the Apartment Complex, and the Apartment Complex conforms to all applicable Federal, state and local land use, zoning, health, building and safety laws, ordinances, rules and regulations.

         (l) (l) The non-profit General Partner: (i) is described within the meaning of Section 509(a) and is exempt from tax under Section 501(c)(3) of the Internal Revenue Code; (ii) is determined by the State Agency not to be affiliated with or controlled by a for-profit organization; and (iii) one of the exempt purposes of such non-profit General Partner includes the fostering of low income housing.

         (m) The non-profit General Partner owns an interest in the Apartment Complex (directly or through a partnership) and materially participates [within the meaning of Section 469(h)] in the development and operation of the Apartment Complex throughout the tax credit compliance period.

         (n) The non-profit General Partner satisfies the requirements and conditions of California Revenue and Taxation Code Sections 214(g) and 214.8 and, provided such requirements and conditions are maintained, the Partnership shall be entitled to a property tax exemption within the meaning of those Sections.

         (o) The Apartment Complex has obtained a preliminary reservation of low income housing tax credits ("LIHTC") from the State Agency. The final allocation of the LIHTC and ultimately eligibility of the Apartment Complex for such final allocation are subject to a series of requirements which must be met, performed or achieved at various times prior to and after such final allocation. Assuming all such requirements are met, performed or achieved at the time or times provided by applicable laws and regulations, the Apartment Complex will qualify for LIHTC.

         All of the opinions set forth above are qualified to the extent that the validity of any provision of any agreement may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally. We do not express any opinion as to the availability of any equitable or specific remedy upon any breach of any of the covenants, warranties or other provisions contained in any agreement. We have not examined, and we express no opinion with respect to, the applicability of, or liability under, any Federal, state or local law, ordinance or regulation governing or pertaining to environmental matters, hazardous wastes, toxic substances or the like.

         We express no opinion as to any matter except those set forth above. These opinions are rendered for use by the Limited Partner and its legal counsel which will rely on this opinion in connection with federal income tax opinions to be rendered by that firm. This opinion may not be delivered to or relied upon by any other person or entity without our express written consent.

Sincerely,




--------------------

                       EXHIBIT C TO PARTNERSHIP AGREEMENT

                           CERTIFICATION AND AGREEMENT

         CERTIFICATION AND AGREEMENT made as of the date written below by Cotton Mill Elderly Living Center, L.P., an Illinois limited partnership (the "Partnership"); Elderly Living Development, Inc. and Quad Cities Redevelopment Resources, Inc., a non-profit corporation (collectively referred to as the "General Partner"); and Elderly Living Development, Inc. and John McChurch (collectively referred to as the "Original Limited Partner") for the benefit of WNC Housing Tax Credit Fund VI, L.P., Series 6, a California limited partnership (the "Investment Partnership"), and WNC & Associates, Inc. ("WNC").

         WHEREAS, the Partnership proposes to admit the Investment Partnership as a limited partner thereof pursuant to an Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), in accordance with which the Investment Partnership will make substantial capital contributions to the Partnership; and

         WHEREAS, the Investment Partnership and WNC have relied upon certain information and representations described herein in evaluating the merits of investment by the Investment Partnership in the Partnership;

         NOW, THEREFORE, to induce the Investment Partnership to enter into the Partnership Agreement and become a limited partner of the Partnership, and for $1.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Partnership, the General Partner and the Original Limited Partner hereby agree as follows for the benefit of the Investment Partnership and WNC.

         1. Representations, Warranties and Covenants of the Partnership, the General Partner and the Original Limited Partner

         The Partnership, the General Partner and the Original Limited Partner jointly and severally represent, warrant and certify to the Investment Partnership and WNC that, with respect to the Partnership, as of the date hereof:

                  1.1 The Partnership is duly organized and in good standing as a limited partnership pursuant to the laws of the state of its formation with full power and authority to own its apartment complex (the "Apartment Complex") and conduct its business; the Partnership, the General Partner and the Original Limited Partner have the power and authority to enter into and perform this Certification and Agreement; the execution and delivery of this Certification and Agreement by the Partnership, the General Partner and the Original Limited Partner have been duly and validly authorized by all necessary action; the execution and delivery of this Certification and Agreement, the fulfillment of its terms and consummation of the transactions contemplated hereunder do not and will not conflict with or result in a violation, breach or termination of or constitute a default under (or would not result in such a conflict, violation, breach, termination or default with the giving of notice or passage of time or both) any other agreement, indenture or instrument by which the Partnership or any General Partner or Original Limited Partner is bound or any law, regulation, judgment, decree or order applicable to the Partnership or any General Partner or Original Limited Partner or any of their respective properties; this Certification and Agreement constitutes the valid and binding agreement of the Partnership, the General Partner and the Original Limited Partner, enforceable against each of them in accordance with its terms.

                  1.2 The General Partner has delivered to the Investment Partnership, WNC or their affiliates all documents and information which would be material to a prudent investor in deciding whether to invest in the Partnership. All factual information provided to the Investment Partnership, WNC or their affiliates either in writing or orally, did not, at the time given, and does not, on the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made.

                  1.3 Each of the representations and warranties contained in the Partnership Agreement is true and correct as of the date hereof.

                  1.4 Each of the covenants and agreements of the Partnership and the General Partner contained in the Partnership Agreement has been duly performed to the extent that performance of any covenant or agreement is required on or prior to the date hereof.

                  1.5 All conditions to admission of the Investment  Partnership
as  the  investment  limited  partner  of  the  Partnership   contained  in  the
Partnership Agreement have been satisfied.

                  1.6 No default has occurred and is continuing under the Partnership Agreement or any of the Project Documents (as such term is defined in the Partnership Agreement) for the Partnership.

                  1.7 The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable.

                  1.8 The General Partner agrees to take all actions necessary to claim the Projected Tax Credit, including, without limitation, the filing of Form(s) 8609 with the Internal Revenue Service.

                  1.9 No person or entity other than the Partnership holds any equity interest in the Apartment Complex.

                  1.10 The Partnership has the sole responsibility to pay all maintenance and operating costs, including all taxes levied and all insurance costs, attributable to the Apartment Complex.

                  1.11 The Partnership, except to the extent it is protected by insurance and excluding any risk borne by lenders, bears the sole risk of loss if the Apartment Complex is destroyed or condemned or there is a diminution in the value of the Apartment Complex.

                  1.12 No person or entity except the Partnership has the right to any proceeds, after payment of all indebtedness, from the sale, refinancing, or leasing of the Apartment Complex.

                  1.13 No General Partner is related in any manner to the Investment Partnership, nor is any General Partner acting as an agent of the Investment Partnership.

         2.       Miscellaneous

                  2.1 This Certification and Agreement is made solely for the benefit of the Investment Partnership and WNC, and their respective successors and assignees, and no other person shall acquire or have any right under or by virtue of this Agreement.

                  2.2 This Certification and Agreement may be executed in several counterparts, each of which shall be deemed to be an original, all of which together shall constitute one and the same instrument.

                  2.3 Capitalized terms used but not defined in this Certifica-tion Agreement shall have the meanings given to them in the Partnership Agree-ment.

         IN WITNESS WHEREOF, this Certificate and Agreement is made and entered into as of the day of ____________, 1999.

PARTNERSHIP

Cotton Mill Elderly Living Center, L.P.

By:      Elderly Living Development, Inc.,
         General Partner

         By:
                  John McChurch
                  Vice President and Chief Operating Officer

By:      Quad Cities Redevelopment Resources, Inc.,
         a non-profit corporation,
         General Partner

         By:      _____________________________
                  Paul Elgatian,
                  Chairman of the Board

GENERAL PARTNER

Elderly Living Development, Inc.

By:
         John McChurch
         Vice President and Chief Operating Officer

Quad Cities Redevelopment Resources, Inc., a non-profit corporation

By:      __________________________
         Paul Elgatian,
         Chairman of the Board

ORIGINAL LIMITED PARTNER

Elderly Living Development, Inc.


By:
         John McChurch
         Vice President and Chief Operating Officer


-----------------------------
John McChurch

                     EXHIBIT D TO THE PARTNERSHIP AGREEMENT

                          GENERAL PARTNER CERTIFICATION

         This General Partner Certification is being issued to WNC Housing Tax Credit Fund VI, L.P., Series 6 ("Limited Partner") by Elderly Living
Development, Inc. and Quad Cities Redevelopment Resources, Inc., a non-profit corporation General Partner of Cotton Mill Elderly Living Center, L.P., an Illinois limited partnership ("Partnership") in accordance with Section 7.2 of the Amended and Restated Agreement of Limited Partnership of the Partnership ("Partnership Agreement").

         Capitalized  terms  used  but  not  defined  in  this  General  Partner
Certification  shall  have  the  meanings  given  to  them  in  the  Partnership
Agreement.

         WHEREAS, the Limited Partner is scheduled to make a Capital Contribu-tion to the Partnership;

         WHEREAS, the Partnership Agreement requires the General Partner to issue this Certification prior to the Limited Partner's payment; and

         WHEREAS, the Limited Partner shall rely on this Certification in evaluating the continued merits of its investment in the Partnership;

         NOW, THEREFORE, to induce the Limited Partner to make its scheduled Capital Contribution to the Partnership, the General Partner represents and warrants to the Limited Partner that the following are true and correct as of the date written below.

         (a) The Partnership is a duly organized limited partnership validly existing under the laws of the State and has complied with all filing requirements necessary for the protection of the limited liability of the Limited Partner and the Special Limited Partner.

         (b) The Partnership Agreement and the Project Documents are in full force and effect and neither the Partnership nor the General Partner is in breach or violation of any provisions thereof.

         (c) Improvements will be completed in a timely and workerlike manner in accordance with all applicable requirements of all appropriate governmental entities and the plans and specifications of the Project, as such plans and specifications may be changed from time to time with the approval of First Illinois National Bank, and any applicable governmental entities, if such approval shall be required.

         (d) The Project is being operated in accordance with standards and procedures which are prudent and customary for the operation of properties similar to the Project.

         (e) Additional Improvements on the Project, if any, shall be completed substantially in conformity with plans and specifications approved by the Special Limited Partner.

         (f)No Partner has or will have any personal liability with respect to, or has or will have personally guaranteed the payment of, the Mortgage.

         (g) The Partnership is in compliance with all rehabilitation and use codes applicable to the Project and is not in violation of any zoning, environmental or similar regulations applicable to the Project.

         (h) All appropriate public utilities, including sanitary and storm sewers, water, gas and electricity, are currently available and will be operating properly for all units in the Project at the time of first occupancy and throughout the term of the Partnership.

         (i) The Partnership has obtained Insurance written by an Insurance Company.

         (j) The Partnership owns the fee simple interest in the Project.

         (k) The Construction Contract has been entered into between the Partnership and the Contractor; no other consideration or fee shall be paid to the Contractor other than amounts set forth in the Construction Contract.

         (l) The Partnership will require the Accountant to depreciate the Improvements over a 27.5 year term. Site work, landscaping and personal property (cabinets, appliances, carpet and window coverings) shall be broken out separately from Improvements and depreciated over 7 years using the cost recovery system, mid-year 200% declining balance depreciation method.

         (m) To the best of the General Partner's knowledge: (1) no Hazardous Substance has been disposed of, or released to or from, or otherwise now exists in, on, under or around, the Project and (2) no aboveground or underground storage tanks are now or have ever been located on or under the Project. The General Partner will not install or allow to be installed any aboveground or underground storage tanks on the Project. The General Partner covenants that the Project shall be kept free of Hazardous Materials and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Materials, except in connection with the normal maintenance and operation of any portion of the project. The General Partner shall comply, or cause there to be compliance, with all applicable Federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Materials and shall keep, or cause to be kept, the Project free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. The General Partner must promptly notify the Special Limited Partner in writing (3) if it knows, or suspects or believes there may be any Hazardous Substance in or around any part of the Project, any Improvements constructed on the Project, or the soil, groundwater or soil vapor, (4) if the General Partner or the Partnership may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance, and (5) of any claim made or threatened by any Person, other than a governmental agency, against the Partnership or General Partner arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Project.

         (n) The General Partner has not executed and will not execute any agreements with provisions contradictory to, or in opposition to, the provisions of the Partnership Agreement.

         (o) The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable.

         (p) No charges or encumbrances exist with respect to the Project other than those which are created or permitted by the Project Documents or are noted or excepted in the title policy for the Project.

         (q) The buildings on the Project site constitute or shall constitute a "qualified low-income housing project" as defined in Section 42(g) of the Code, and as amplified by the Treasury Regulations thereunder. In this connection, not later than December 31 of the first year in which the Partners elect the LIHTC to commence in accordance the Code, the Project will satisfy the Minimum Set-Aside Test.

         (r) All accounts of the Partnership required to be maintained under the terms of the Project Documents, including, without limitation, any reserves in accordance with Article VIII hereof, are currently funded to required levels, including levels required by any authority.

         (s) The General Partner has not lent or otherwise advanced any funds to the Partnership other than its Capital Contribution and the Partnership has no unsatisfied obligation to make any payments of any kind to the General Partner or any Affiliate thereof, except as provided on Schedule One attached hereto and incorporated herein by this reference.

         (t) No event has occurred which constitutes a material default under any of the Project Documents.

         (u) No event has occurred which has caused, and the General Partner has not acted in any manner which will cause (1) the Partnership to be treated for federal income tax purposes as an association taxable as a corporation, (2) the Partnership to fail to qualify as a limited partnership under the Act, or (3) the Limited Partner to be liable for Partnership obligations; provided however, the General Partner shall not be in breach of this representation if all or a portion of a Limited Partner's agreed upon Capital Contributions are used to satisfy the Partnership's obligations to creditors of the Partnership and such action by the General Partner is otherwise authorized under this Agreement and; provided further, however, the General Partner shall not be in breach of this representation if the action causing the Limited Partner to be liable for the Partnership obligations is undertaken by the Limited Partner.

         (v) No event or proceeding, including, but not limited to, any legal actions or proceedings before any court, commission, administrative body or other governmental authority, and acts of any governmental authority having jurisdiction over the zoning or land use laws applicable to the Project, has occurred the continuing effect of which has: (1) materially or adversely affected the operation of the Partnership or the Project; (2) materially or adversely affected the ability of the General Partner to perform its obligations hereunder or under any other agreement with respect to the Project; or (3) prevented the Completion of Construction of the Improvements in substantial conformity with the Project Documents, other than legal proceedings which have been bonded against (or as to which other adequate financial security has been issued) in a manner as to indemnify the Partnership against loss; provided, however, the foregoing does not apply to matters of general applicability which would adversely affect the Partnership, the General Partner, Affiliates of the General Partner or the Project only insofar as they or any of them are part of the general public.

         (w) Neither the Partnership nor the General Partner has any liabilities, contingent or otherwise, which have not been disclosed in writing to the Limited Partner and the Special Limited Partner and which in the aggregate affect the ability of the Limited Partner to obtain the anticipated benefits of its investment in the Partnership.

         (x) The General Partner has and shall maintain a net worth equal to at least $1,000,000 computed in accordance with generally accepted accounting principles.

         IN WITNESS WHEREOF, the undersigned have set their hands to this General Partner Certification this day of _________, 1999.


Elderly Living Development, Inc.



By:      ____________________________
         John McChurch
         Vice President and Chief Operating Officer


Quad Cities Redevelopment Resources, Inc., a non-profit corporation


By:      _____________________________
         Paul Elgatian,
         Chairman of the Board

                         Amended and Restated Agreement

                            Of Limited Partnership Of

                          Country Club Investors, L.P.

                         Amended and Restated Agreement
                            Of Limited Partnership Of
                          Country Club Investors, L.P.

         This Amended and Restated Agreement Of Limited Partnership is being entered into effective as of the date written below by and between Mark-Dana
Corporation, a Virginia corporation, as the general partner (the "General Partner"), Paul E. Norris as a remaining limited partner (the "Remaining Limited Partner"), Virginia United Methodist Housing Development Corporation, a Virginia not-for-profit corporation, as the non-profit special limited partner (the "Non-Profit Special Limited Partner"), WNC Housing Tax Credit Fund VI, L.P., Series 6, a California limited partnership, as the limited partner (the "Limited Partner"), WNC Housing, L.P., a California limited partnership, as the special limited partner (the "Special Limited Partner"), Jaelkay, Incorporated, a Virginia corporation, as the withdrawing general partner (the "Withdrawing General Partner"), and Dana R. Koogler and David Mark Koogler as the withdrawing limited partners ( together, the "Original Limited Partners").

                                    RECITALS

         WHEREAS, Country Club Investors, L.P., a Virginia limited partnership (the "Partnership"), recorded a certificate of limited partnership with the Virginia Secretary of State on August 6, 1996. A partnership agreement dated July 26, 1996 was entered into by and between the General Partner, the Withdrawing General Partner, the Remaining Limited Partner and the Original Limited Partners (the "Original Partnership Agreement").

         WHEREAS, the Partners desire to enter into this Agreement to provide for, among other things, (i) the continuation of the Partnership, (ii) the admission of the Non-Profit Special Limited Partner, the Limited Partner and the Special Limited Partner as partners of the Partnership, (iii) the liquidation of the Withdrawing General Partner's and Original Limited Partners' Interests in the Partnership, (iv) the reduction of the General Partner's Interest in the Partnership, (v) the payment of Capital Contributions by the Non-Profit Special Limited Partner, Limited Partner and the Special Limited Partner to the Partnership, (vi) the allocation of Income, Losses, Tax Credits and distributions of Net Operating Income and other cash funds of the Partnership among the Partners (vii) the determination of the respective rights, obligations and interests of the Partners to each other and to the Partnership, and (viii) certain other matters.

         WHEREAS, the Partners desire hereby to amend and restate the Original Partnership Agreement.

         NOW, THEREFORE, in consideration of their mutual agreements herein set forth, the Partners hereby agree to amend and restate the Original Partnership Agreement in its entirety to provide as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1." shall mean Barber & Gardner, PLC, or such other firm of independent certified public accountants as may be engaged for the Partnership by the General Partner with the Consent of the Special Limited Partner. Notwithstanding any provision of this Agreement to the contrary, the Special Limited Partner shall have the discretion to dismiss the Accountant for cause if such Accountant fails to provide, or inaccurately provides, the information required in Section
14.2 or 14.3 of this Agreement.

         1." shall mean the laws of the State governing limited partnerships, as now in effect and as the same may be amended from time to time.

         1." shall mean as of any point in time, the total amount of the LIHTC actually allocated by the Partnership to the Limited Partner, representing 66.99% of the LIHTC actually received by the Partnership, as shown on the applicable tax returns of the Partnership.

         1." shall mean with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant fiscal period, after giving effect to the following adjustments:

         (a) credit to such Capital Account any amounts which such Partner is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

         (b) debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of
the Treasury Regulations.

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

         1." shall mean (a) any Person directly or indirectly controlling, controlled by, or under common control with another Person; (b) any Person owning or controlling 10% or more of the outstanding voting securities of such other Person; (c) any officer, director, trustee, or partner of such other Person; and (d) if such Person is an officer, director, trustee or general partner, any other Person for which such Person acts in any such capacity. Notwithstanding, this definition specifically excludes the law firm of Haynes and Boone.

         1." shall mean this Amended and Restated Agreement of Limited Partnership, as it may be amended from time to time. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and "hereunder," when used with reference to this Agreement, refer to this Agreement as a whole, unless the context otherwise requires.

         1." shall collectively mean the approximately 7.644 acres of land in Richmond, Henrico County, Virginia, as more fully described in Exhibit "A", attached hereto and incorporated herein by this reference, and the Improvements.

         1." shall mean a Person who has acquired all or a portion of the Limited Partner's beneficial interest in the Partnership and has not become a Substitute Limited Partner.

         1." shall mean the making of an assignment for the benefit of creditors, becoming a party to any liquidation or dissolution action or proceeding, the commencement of any bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors, or the appointment of a receiver, liquidator, custodian or trustee and, if any of the same occur involuntarily, the same not being dismissed, stayed or discharged within 90 days; or the entry of an order for relief under Title 11 of the United States Code. A Partner shall be deemed Bankrupt if the Bankruptcy of such Partner shall have occurred and be continuing.

         1." shall mean at such time as the Partnership has Cash Receipts equal to Cash Expenses, as determined by the Accountant and approved by the Special Limited Partner. For purposes of this definition, any one-time up front fee paid to the Partnership from any source shall not be included in Cash Receipts to calculate Break-even Operations. Moreover, in the event any rent concession is granted for the rental of an apartment unit the value of the rental concession shall be amortized over the term of the lease.

         1." shall mean the annual operating Budget of the Partnership as more fully described in Section 14.3 of this Agreement.

         1." shall mean, with respect to each Partner, the account maintained for such Partner comprised of such Partner's Capital Contribution as increased by allocations to such Partner of Partnership Income (or items thereof) and any items in the nature of income or gain which are specially allocated pursuant to
Section 10.3 or 10.4 hereof, and decreased by the amount of any Distributions made to such Partner, and allocations to such Partner of Partnership Losses (or items thereof) and any items in the nature of expenses or losses which are specially allocated pursuant to Section 10.3 or 10.4 hereof. In the event of any transfer of an interest in the Partnership in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest. The foregoing definition and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Section 1.704-1(b), as amended or any successor thereto, and shall be interpreted and applied in a manner consistent with such Treasury Regulation.

         1." shall mean the total amount of money, or the Gross Asset Value of property contributed to the Partnership, if any, by all the Partners or any class of Partners or any one Partner as the case may be (or by a predecessor-in-interest of such Partner or Partners), reduced by any such capital which shall have been returned pursuant to Section 7.3, 7.4 or 7.6 of this Agreement. A loan to the Partnership by a Partner shall not be considered a Capital Contribution.

         1." shall mean all cash operating obligations of the Partnership (other than those covered by Insurance) in accordance with the applicable Budget, including without limitation, the payment of Mortgage payments, the Management Agent fees (which shall be deemed to include that portion of such fees which is currently deferred and not paid), the funding of reserves in accordance with
Article VIII of this Agreement, advertising and promotion, utilities, maintenance, repairs, Partner communications, legal, telephone, any other expenses which may reasonably be expected to be paid in a subsequent period but which on an accrual basis is allocable to the period in question, such as Insurance, real estate taxes and audit, tax or accounting expenses (excluding deductions for cost recovery of buildings; improvements and personal property and amortization of any financing fees) and any seasonal expenses (such as snow removal, the use of air conditioners in the middle of the summer, or heaters in the middle of the winter) which may reasonably be expected to be paid in a subsequent period shall be allocated equally per month over the calendar year. Cash Expenses payable to Partners or Affiliates of Partners shall be paid after Cash Expenses payable to third parties.

         1." shall mean actual cash received on a cash basis by the Partnership from operating revenues of the Partnership, including without limitation rental income (but not any subsidy thereof from the General Partner or an Affiliate thereof) and laundry income, but excluding prepayments, security deposits, Capital Contributions, borrowings, lump-sum payment, any extraordinary receipt of funds, and any income earned on investment of its funds.

         Section 1.16 1."Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

         1." shall mean the date the Partnership has received the required certificates of occupancy (or the local equivalent) for all ninety-seven (97) apartment units, or by the issuance of the inspecting architect's certification, in a form substantially similar to the form attached hereto as Exhibit "D" and incorporated herein by this reference, with respect to completion of all the apartment units in the Apartment Housing; provided, however, that Completion of Construction shall not be deemed to have occurred if on such date any liens or other encumbrances as to title to the Apartment Housing exist, other than those securing the Construction Loan or Mortgage and/or those consented to by the Limited Partner and Special Limited Partner.

         1." shall mean the period set forth in Section 42 (i)(1) of the Code, as amended, or any successor statute.

         1." shall mean the prior written consent or approval of the Special Limited Partner.

         1." shall mean the agreed upon cost of construction of the Improvements, including soft costs (which includes, but is not limited to, financing charges, market study fees, the Development Fee, architect fees, etc.), based upon the Plans and Specifications. The final Construction Budget is referenced in the Construction and Operating Budget Agreement entered into by and between the Partners the even date hereof.

         1." shall mean the construction contract dated May 15, 1997 in the am-ount of $844,940, entered into between the Partnership and the Contractor pursuant to which the Improvements were constructed.

         1." shall mean the Virginia Housing Development Authority or any successor thereto.

         1." shall mean the loan obtained from Construction Lender on May 15, 1997 in the principal amount of $2,850,000 at an interest rate equal to 7.8275% per annum that provided funds for the acquisition, renovation and/or construction and development of the Apartment Housing. Interest only was to be payable every month up to and including May 1, 1998 at which time the loan was converted to a permanent status and monthly payments of principle and interest commenced. Where the context admits, the term "Construction Loan" shall include any deed, deed of trust, note, security agreement, assumption agreement or other instrument executed by, or on behalf of, the Partnership or General Partner in connection with the Construction Loan.

         1." shall mean Koogler Construction Company, Inc., which is the general construction contractor for the Apartment Housing.

         1." shall mean for the applicable period the ratio between the Net Operating Income (excluding Mortgage payments) and the debt service required to be paid on the Mortgage(s); as example, a 1.15 Debt Service Coverage means that for every $1.00 of debt service required to be paid there must be $1.15 of Net Operating Income available. A worksheet for the calculation of Debt Service Coverage is found in the Report of Operations attached hereto as Exhibit "G" and incorporated herein by this reference.

         1." shall have the meaning set forth in Section 9.2(c) hereof.

         1." shall mean Mark-Dana Corporation.

         1." shall mean the fee payable to the Developer for services incident to the development and construction of the Apartment Housing in accordance with the Development Fee Agreement between the Partnership and the Developer dated the even date herewith and incorporated herein by this reference.
Development activities do not include services for the acquisition of the land or syndication activities.

         1." shall mean the total amount of money, or the Gross Asset Value of property (net of liabilities securing such distributed property that such Partner is considered to assume or take subject to under Section 752 of the
Code), distributed to Partners with respect to their Interests in the Partnership, but shall not include any payments to the General Partner or its Affiliates for fees or other compensation as provided in this Agreement or any guaranteed payment within the meaning of Section 707(c) of the Code, as amended, or any successor thereto.

         1." shall mean, with respect to any property, real or personal, the price a ready, willing and able buyer would pay to a ready, willing and able seller of the property, provided that such value is reasonably agreed to between the parties in arm's-length negotiations and the parties have sufficiently adverse interests.

         1." shall mean the certificate to be filed by the General Partner with the Secretary of the Treasury as required by Code Section 42(1)(1), as amended, or any successor thereto.

         1." shall mean any act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockage, public riot, fire, flood, explosion, governmental action, governmental delay, restraint or inaction and any other cause or event, whether of the kind enumerated specifically herein, or otherwise, which is not reasonably within the control of a Partner to this Agreement claiming such suspension.

         1." shall mean Mark-Dana Corporation and such other Persons as are admitted to the Partnership as additional or substitute General Partners pursuant to this Agreement. If there is more than one General Partner of the Partnership, the term "General Partner" shall be deemed to refer to such General Partners and vice versa.

         1." shall mean with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

         (a) the initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the Fair Market Value of such asset, as determined by the contributing Partner and the General Partner, provided that, if the contributing Partner is a General Partner, the determination of the Fair Market Value of a contributed asset shall be determined by appraisal;

         (b) the Gross Asset Values of all Partnership assets shall be adjusted to equal their respective Fair Market Values, as determined by the General Partner, as of the following times: (1) the acquisition of an additional Interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (2) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an Interest in the Partnership; and (3) the liquidation of the Partnership within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that the adjustments pursuant to clauses (1) and (2) above shall be made only with the Consent of the Special Limited Partner and only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

         (c) the Gross Asset Value of any Partnership asset distributed to any Partner shall be adjusted to equal the Fair Market Value of such asset on the date of distribution as determined by the distributee and the General Partner, provided that, if the distributee is a General Partner, the determination of the Fair Market Value of the distributed asset shall be determined by appraisal; and

         (d) the Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and Section 10.3(g) hereof; provided however, that Gross Asset Values shall not be adjusted pursuant to this Section 1.34(d) to the extent the General Partner determines that an adjustment pursuant to Section 1.34(b) hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this Section 1.34(d).

         If the Gross Asset Value of an asset has been determined or adjusted pursuant to Section 1.34(a), Section 1.34(b), or Section 1.34(d) hereof, such Gross Asset Value shall thereafter be adjusted by the depreciation taken into account with respect to such asset for purposes of computing Income and Losses.

         1." shall mean and include any substance, material or waste, including asbestos, petroleum and petroleum products (including crude oil), that is or becomes designated, classified or regulated as "toxic" or "hazardous" or a "pollutant" or that is or becomes similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance including, without limitation, Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and the regulations adopted and publications promulgated pursuant thereto.

         1." shall mean the three (3) buildings containing ninety-seven (97) apartment units and ancillary and appurtenant facilities (including those intended for commercial use, if any) being constructed for family use in accordance with the Project Documents. It shall also include all furnishings, equipment and personal property used in connection with the operation thereof.

         1." shall have the meaning set forth in Section 9.2(e) hereof.

         1." shall mean, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code
Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

         (a) any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Income or Losses pursuant to this Section 1.38 shall be added to such taxable income or loss;

         (b) any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulation Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Income and Losses pursuant to this Section 1.38 shall be subtracted from such taxable income or loss;

         (c) in the event the Gross Asset Value of any Partnership asset is adjusted pursuant to Section 1.34(a) or (b) hereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Income and Losses;

         (d) gain or loss resulting from any disposition of Partnership assets with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;
         (e) in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account depreciation for such fiscal year or other period, computed as provided below; and

         (f) notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Sections 10.3 or 10.4 hereof shall not otherwise be taken into account in computing Income or Losses.

Depreciation for each fiscal year or other period shall be calculated as follows: an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period for federal income tax purposes, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

For purposes of this Agreement, the term Income when used alone shall include all items of income or revenue contemplated in this Section and the term Losses when used alone shall include all items of loss or deductions contemplated in this Section.

         1." shall mean Edward H. Winks & James D. Snowa Architects, P.C. The Inspecting Architect shall make regular inspections of the construction site, but in no event less than once a month, to confirm that construction of the Improvements is in conformance with the Plans and Specifications. The Inspecting Architect will sign-off on all the draw requests made by the Contractor and provide the documents specified in Section 14.3 of this Agreement.

         1." shall mean:."Insurance

         (a) during  construction,  the Insurance  shall include  builder's risk
insurance,   liability  insurance  in  the  minimum  amount  of  $1,000,000  per occurrence with an aggregate of $2,000,000, and worker's compensation;

         (b)  during   operations,   the  Insurance   shall   include   business
interruption coverage covering actual sustained loss for 12 months, worker's compensation, hazard coverage (including but not limited to fire, or other casualty loss to any structure or building on the Apartment Housing in an amount equal to the full replacement value of the damaged property without deducting for depreciation) and general liability coverage against liability claims for bodily injury or property damage in the minimum amount of $1,000,000 per occurrence and an aggregate of $2,000,000;

         (c) all liability coverage shall include an umbrella liability coverage
in  a   minimum  amount of   $4,000,000   per occurrence  and  an  aggregate  of
$4,000,000;

         (d) all Insurance polices shall name the Partnership as the named insured, the Limited Partner as an additional insured, and WNC & Associates, Inc. as the certificate holder;

         (e) all Insurance policies shall include a provision to notify the in-sured, the Limited Partner and the certificate holder in writing, at least 30 days prior to cancellation;

         (f) hazard coverage must include inflation and building or ordinance endorsements; and

         (g) the minimum builder's risk coverage shall be in an amount equal to the construction contract amount.

         1." shall mean any insurance company engaged by the General Partner for the Partnership with the Consent of the Special Limited Partner which Insurance Company shall have an A rating or better for financial safety by A.M. Best or Standard & Poor's.

         1." shall mean the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled hereunder and the obligation of such Partner to comply with the terms of this Agreement.

         1." means any Withdrawal caused by the death, adjudication of insanity or incompetence, Bankruptcy of a General Partner, or the removal of a General Partner pursuant to Section 13.2 hereof.

         1." shall mean the fee payable to the General Partner in an amount equal to $ 9,690 for the General Partner's services in locating, negotiating and closing on the purchase of the real property upon which the Improvements are, or will be, erected.

         1." shall mean the  low-income  housing tax credit  established  by TRA
1986 and which is provided for in Section 42 of the Code,  as amended,   or  any
successor thereto.

         1." shall mean WNC Housing Tax Credit Fund VI, L.P., Series 6, a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

         1." shall mean the property management company which oversees the property management functions for the Apartment Housing and which is on-site at the Apartment Housing. The initial Management Agent shall be Mark-Dana Corporation.

         1." shall mean the agreement between the Partnership and the Management Agent for property management services. The management fee shall equal 5.4% of gross rent collections with a minimum of $30,000 per year. Neither the Management Agreement nor any ancillary agreement shall provide for an initial rent-up fee, a set-up fee, nor any other similar pre-management fee payable to the Management Agent.

         1." shall mean the 40-60 set-aside test pursuant to Section 42(g), as amended and any successor thereto, of the Code with respect to the percentage of apartment units in the Apartment Housing to be occupied by tenants whose incomes are equal to or less than the required percentage of the area median gross income.

         1." shall mean the permanent nonrecourse financing wherein the Partnership promises to pay: (a) Virginia Housing Development Authority, or its successor or assignee, the principal sum of $2,850,000, plus interest on the principal at 7.8275% per annum over a term of 30 years and amortized over 30 years. Where the context admits, the term "Mortgage" or "Mortgage Loan" shall include any mortgage, deed, deed of trust, note, regulatory agreement, security agreement, assumption agreement or other instrument executed in connection with the Mortgage which is binding on the Partnership; and in case any Mortgage is replaced or supplemented by any subsequent mortgage or mortgages, the Mortgage shall refer to any such subsequent mortgage or mortgages.

         1." shall mean the cash available for Distribution on an annual basis, when Cash Receipts exceed Cash Expenses.

         1." shall mean Virginia United Methodist Housing Development Corporation, a Virginia not-for-profit corporation, and such other Persons as are admitted to the Partnership as additional or Substitute Non-Profit Special Limited Partners pursuant to this Agreement.

         1." shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(1).

         1." shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(3).

         1." shall mean, for the applicable period, insufficient funds to pay operating costs when Cash Expenses exceed Cash Receipts, as determined by the Accountant and approved by the Special Limited Partner.

         1." shall mean the period commencing with the date of this Agreement and ending three years after three consecutive months of Break-Even Operations.

         1." shall mean loans made by the General Partner to the Partnership pursuant to Article VI of this Agreement, which loans do not bear interest and are repayable only as provided in Article XI of this Agreement.

         1." shall mean Dana R. Koogler and David Mark Koogler.

         1." shall collectively mean the General Partner, the Non-Profit Special Limited Partner, the Remaining Limited Partner, the Limited Partner and the Special Limited Partner or individually may mean any Partner as the context dictates.

         1." shall have the meaning set forth in Section 1.704-2(b)(4) of the Treasury Regulations.

         Section 1.61 1."Partner Nonrecourse Debt Minimum Gain" shall mean an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations.

         1." shall have the meaning set forth in Sections 1.704-2 (i)(1) and 1.704-2(i)(2) of the Treasury Regulations.

         1." shall mean the limited partnership continued under this Agreement.

         1." shall mean the amount determined in accordance with the principles of Treasury Regulation Sections 1.704-2(b)(2) and 1.704-2(d).

         1." shall mean the first date on which all of the following have occurred: (a) the Construction Loan shall have been repaid in full; (b) the Mortgage shall have closed and funded; and (c) amortization of the Mortgage shall have commenced.

         1." shall collectively mean an individual, proprietorship, trust, estate, partnership, joint venture, association, company, corporation or other entity.

         1." shall mean the plans and specifications for the construction of the Improvements which are approved by the local city/county building department with jurisdiction over the construction of the Improvements and which plans and specifications are referred to in the Construction Contract. Any changes to the Plans and Specifications after approval by the appropriate government building department, shall require the Consent of the Special Limited Partner.

         1." shall mean all documents relating to the Construction Loan, Mortgage Loan and Construction Contract. It shall also include all documents required by any governmental agency having jurisdiction over the Apartment Housing in connection with the development, construction and financing of the Apartment Housing, including but not limited to, the approved Plans and Specifications for the development and construction of the Apartment Housing.

         1." shall mean LIHTC in the amount of $30,000 for 1999, $36,406 per year for each of the years 2000 through 2008, and $6,406 for 2009, which the General Partner has projected to be the total amount of LIHTC which will be allocated to the Limited Partner by the Partnership, constituting 66.99% of the aggregate amount of LIHTC of $543,460 to be available to the Partnership.

         1." shall mean LIHTC in the aggregate amount of $543,460.

         1." shall mean Paul E. Norris, an individual, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

         1." shall mean the test pursuant to Section 42 of the Code whereby the gross rent charged to tenants of the low-income apartment units in the Apartment Housing cannot exceed 30% of the qualifying income levels of those units under
Section 42.

         1." shall have the meaning set forth in Section 9.2(d) hereof.

         1." shall have the meaning set forth in Section 7.4(a) hereof.

         1." shall mean any of the following items or transactions: a sale, transfer, exchange or other disposition of all or substantially all of the assets of the Partnership, a condemnation of or casualty at the Apartment Housing or any part thereof, a claim against a title insurance company, the refinancing or any Mortgage or other indebtedness of the Partnership and any similar item or transaction; provided, however, that the payment of Capital Contributions by the Partners shall not be included within the meaning of the term "Sale or Refinancing."

         1." shall mean all cash receipts of the Partnership arising from a Sale or Refinancing (including principal and interest received on a debt obligation received as consideration in whole or in part, on a Sale or Refinancing) less the amount paid or to be paid in connection with or as an expense of such Sale or Refinancing, and with regard to damage recoveries or insurance or condemnation proceeds, the amount paid or to be paid for repairs, replacements or renewals resulting from damage to or partial condemnation of the Apartment Housing.

         1." shall mean WNC Housing, L.P., a California limited partnership, and such other Persons as are admitted to the Partnership as additional or substitute Special Limited Partners pursuant to this Agreement.

         1." shall mean the Commonwealth of Virginia.

         1."  shall   mean  the  state   agency  of   Virginia   which  has  the
responsibility and authorization to administer the LIHTC program in Virginia.

         1." shall mean any Person who is admitted to the Partnership as a Limi-ted Partner pursuant to Section 12.5 or acquires the Interest of the Limited Partner pursuant to Section 7.3 of this Agreement.

         1." shall mean the fee payable to the General Partner in an amount equal to $30,000 for the General Partner's services in forming the Partnership, locating and approving the Limited Partner and Special Limited Partner as the investors in the Partnership, negotiating and finalizing this Partnership Agreement and for such other services referenced in Treasury Regulation Section 1.709-2(B).

         1." shall mean any credit permitted under the Code or the law of any state against the federal or a state income tax liability of any Partner as a result of activities or expenditures of the Partnership including, without limitation, LIHTC.

         1." shall mean, for the duration of the Compliance Period, any and all restrictions including, but not limited to, applicable federal, state and local laws, rules and regulations, which must be complied with in order to qualify for the LIHTC or to avoid an event of recapture in respect of the LIHTC.

         1." shall mean the ten year time period referenced in Code Section 42(f)(1) over which the Projected Tax Credits are allocated to the Partners. It is the intent of the Partners that the Projected Tax Credits will be allocated during the Tax Credit Period and not a longer term.

         1." shall mean the policy of insurance covering the fee simple title to the Apartment Housing from a company approved by the Special Limited Partner. The Title Policy shall be an ALTA owners title policy naming the Partnership as insured and including non-imputation and Fairways endorsements. The Title Policy shall also insure against rights-of-way, easements, or claims of easements, not shown by public records. The Title Policy shall be in an amount equal to the aggregate of the Construction Loan amount and the Limited Partner's Capital Contribution.

         1." shall mean the Tax Reform Act of 1986.

         1." shall mean the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         1." (including the verb form "Withdraw" and the adjectival forms "Withdrawing" and "Withdrawn") shall mean, as to a General Partner, the occurrence of the death, adjudication of insanity or incompetence, Bankruptcy of such Partner, the withdrawal, removal or retirement from the Partnership of such Partner for any reason, including any sale, pledge, encumbering, assignment or other transfer of all or any part of its General Partner Interest and those situations when a General Partner may no longer continue as a General Partner by reason of any law or pursuant to any terms of this Agreement.

         1." shall mean Jaelkay, Incorporated.Partner


                                   ARTICLE II

                                      NAME

         The name of the Partnership shall be "Country Club Investors, L.P."


                                   ARTICLE III

                  PRINCIPAL EXECUTIVE OFFICE/AGENT FOR SERVICE

         . The principal executive office of the Partnership is located at 2249 Jefferson Highway, Fishersville, Virginia 22939, or at such other place or places within the State as the General Partner may hereafter designate.

         . The name of the agent for service of process on the Partnership is Dana R. Koogler, whose address is 2249 Jefferson Highway, Fishersville, Virginia 22939.


                                   ARTICLE IV

                                     PURPOSE

         . The purpose of the Partnership is to acquire, construct, renovate, own and operate the Apartment Housing in order to provide, in part, Tax Credits to the Partners in accordance with the provisions of the Code and the Treasury Regulations applicable to LIHTC and to sell the Apartment Housing. The Partnership shall not engage in any business or activity which is not incident to the attainment of such purpose.

         . In order to carry out its purpose, the Partnership is empowered and authorized to do any and all acts and things necessary, appropriate, proper, advisable or incidental to the furtherance and accomplishment of its purpose, and for protection and benefit of the Partnership, including but not limited to the following:

         (a) acquire ownership of the real property referred to in Exhibit "A" attached hereto;

         (b) construct, renovate, rehabilitate, own, maintain and operate the Apartment Housing in accordance with the Plans and Specifications;

         (c) provide housing, subject to the Minimum Set-Aside Test and the Rent Restriction Test and consistent with the requirements of the Project Documents, so long as any Project Documents remain in force;

         (d) maintain and operate the Apartment Housing, including hiring the Management Agent (which Management Agent may be any of the Partners or an Affiliate thereof) and entering into any agreement for the management of the Apartment Housing during its rent-up and after its rent-up period in accordance with this Agreement;

         (e) enter into the Construction Loan and Mortgage Loan;

         (f) rent dwelling units in the Apartment Housing from time to time, in accordance with the provisions of the Code applicable to LIHTC; and

         (g) do any and all other acts and things necessary or proper in furtherance of the Partnership business and in accordance with this Agreement.


                                    ARTICLE V

                                      TERM

         The Partnership term commenced upon the filing of the Certificate of Limited Partnership in the office of, and on the form prescribed by, the Secretary of State of the State, and shall continue until July 1, 2040 unless terminated earlier in accordance with the provisions of this Agreement or as otherwise provided by law.


                                   ARTICLE VI

                        GENERAL PARTNER'S AND WITHDRAWING
                    GENERAL PARTNER'S CONTRIBUTIONS AND LOANS

         . The General Partner has made a Capital Contribution equal to $80,000. The Withdrawing General Partner made a Capital Contribution of $150,000. Effective as of the date of this Agreement, the Withdrawing General Partner's Interest has been liquidated and the Partnership has reacquired the Withdrawing General Partner's Interest in the Partnership. The Withdrawing General Partner acknowledges that it has no further interest in the Partnership as a partner as of the date of this Agreement, and has released all claims, if any, against the Partnership arising out of its participation as a partner.

         .  tion 6.2   6.Construction Obligations

                             [INTENTIONALLY OMITTED]

         . From Completion of Construction until three consecutive months of Break-even Operations, the General Partner will provide the necessary funds to pay any Operating Deficits, which funds shall not change the Interest of any Partner and shall be considered a cost overrun and not be repayable. For the balance of the Operating Deficit Guarantee Period, the General Partner will provide Operating Loans to pay any Operating Deficits. The aggregate maximum amount of the Operating Loan(s) the General Partner will be obligated to lend will be equal to one year's operating expenses (including debt and reserves) approved by the General Partner and the Special Limited Partner. Each Operating Loan shall be nonrecourse to the Partners, and shall be repayable out of 50% of the available Net Operating Income or Sale or Refinancing Proceeds in accordance with Article XI of this Agreement.

         . After expiration of the Operating Deficit Guarantee Period, with the Consent of the Special Limited Partner, the General Partner may loan to the Partnership any sums required by the Partnership and not otherwise reasonably available to it. Any such loan shall bear simple interest (not compounded) at the 10-year Treasury money market rate in effect as of the day of the General Partner loan, or, if lesser, the maximum legal rate. The maturity date and repayment schedule of any such loan shall be as agreed to by the General Partner and the Special Limited Partner. The terms of any such loan shall be evidenced by a written instrument. The General Partner shall not charge a prepayment penalty on any such loan. Any loan in contravention of this Section shall be deemed an invalid action taken by the General Partner and such advance will be classified as a General Partner Capital Contribution.


                                   ARTICLE VII

                CAPITAL CONTRIBUTIONS OF LIMITED PARTNER, SPECIAL
                         , REMAINING LIMITED PARTNER AND
                       NON-PROFIT SPECIAL LIMITED PARTNER

         . The Remaining Limited Partner has made a Capital Contribution of $27,500. The Original Limited Partners made a Capital Contribution of $65,000. Effective as of the date of this Agreement, the Original Limited Partners' Interest has been liquidated and the Partnership has reacquired the Original Limited Partners' Interest in the Partnership. The Original Limited Partners acknowledge that they have no further interest in the Partnership as partners as of the date of this Agreement, and have released all claims, if any, against the Partnership arising out of their participation as partners.

         . The Limited Partner shall make a Capital Contribution in the amount of $309,455, as may be adjusted in accordance with Section 7.4 of this Agree ment, in cash on the dates and subject to the conditions hereinafter set forth.

         (a) $271,918 shall be payable upon the Limited Partner's receipt and approval of the following documents:

         (1) a legal  opinion in a form  substantially  similar to the  form  of
opinion  attached   hereto  as  Exhibit  "B" and  incorporated  herein  by  this reference;

                  (2) Construction costs, sources and uses and operating budget;

                  (3) a fully executed Certification and Agreement in the form attached hereto as Exhibit "C" and incorporated herein by this reference;

                  (4) endorsement to the Title Policy, naming the Limited Partner as a co-insured, dated no more than ten days prior to the scheduled Capital Contribution providing an as-built survey after Completion of Construction, and confirming that there are no liens, claims or rights to a lien or judgments filed against the property or the Apartment Housing during the time period since the issuance of the original owner's Title Policy referenced above in this Section 7.2;

                  (5) a copy of the recorded grant deed (warranty deed);

                  (6) a certificate of occupancy (or equivalent evidence of local occupancy approval if a permanent certificate is not available) on all the apartment units in the Apartment Housing;

                  (7) a certification signed by the Inspecting Architect in a form substantially similar to the form attached hereto as Exhibit "D" and incorporated herein by this reference, indicating that the Improvements have been completed in accordance with the Project Documents;

                  (8) a letter from the Contractor in a form substantially similar to the form attached hereto as Exhibit "F" and incorporated herein by this reference stating that all amounts payable to the Contractor have been paid in full and that the Partnership is not in violation of the Construction Contract; Mortgage Loan documents and evidence that the Mortgage has been funded;

                  (10) a copy of the declaration of restrictive covenants/extend ed use agreement entered into between the Partnership and the State Tax Credit Agency;

                  (11) an audited construction cost certification (which inclu-des an itemized cost breakdown);

                  (12) the Accountant's final Tax Credit certification in a form
substantially   similar  to  the  form  attached   hereto  as  Exhibit  "E"  and
incorporated herein by this reference;

                  (13) Internal Revenue Code Form 8609, or any successor form;

                  (14)evidence that the Partnership has received a grant for the Apartment Housing in the amount of $14,550 from the Richmond Gas Incentive;

                  (15)     Insurance required during operations;

         (16)  copies  of  all  initial   tenant   files   including   completed
applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, and income certification forms (LIHTC specific) collected by the Management Agent, or General Partner, verifying each tenant's eligibility pursuant to the Minimum Set-Aside Test. The cost of the copies will be incurred by the Special Limited Partner; and

                  (17) any outstanding due diligence documents.

         (b) $37,537 shall be payable upon the Limited Partner's receipt and approval of the following documents:

                  (1) achievement by the Project Partnership of a debt service coverage of 1.15 for 90 consecutive days;

                  (2) the current rent roll;

                  (3) copies of the executed lease agreement with the tenants;
and

                  (4) any documents previously not provided to the Limited Part-ner but required pursuant to this Section 7.2 and Sections 14.3(a) and (b).

         Section 7.3 Repurchase of Limited Partner's Interest. Within 60 days after the General Partner receives written demand from the Limited Partner and/or the Special Limited Partner, the Partnership shall repurchase the Limited Partner's Interest and/or the Special Limited Partner's Interest in the Partnership by refunding to it in cash the full amount of the Capital Contribution which the Limited Partner and/or the Special Limited Partner has theretofore made in the event that, for any reason, the Partnership shall fail to meet both the Minimum Set-Aside Test and the Rent Restriction Test not later than December 31 of the first year the Partnership elects the LIHTC to commence in accordance with the Code.

         .ection 7.4   7.Adjustment of Limited Partner's Capital Contribution

         (a) The amount of the Limited Partner's and Special Limited Partner's Capital Contribution was determined in part upon the amount of Tax Credits that were expected to be available to the Partnership, and was based on the assumption that the Partnership would be eligible to claim, in the aggregate, the Projected Tax Credits. If the anticipated amount of Projected Tax Credits to be allocated to the Limited Partner and Special Limited Partner as evidenced by IRS Form 8609, Schedule A thereto, and the audited construction cost certification provided to the Limited Partner and Special Limited Partner is less than $364,119 (the new Tax Credit amount, if applicable, shall be referred to as the "Revised Projected Tax Credits") then the Limited Partner's and Special Limited Partner's Capital Contribution provided for in Section 7.2 and
Section 7.5 respectively shall be adjusted by the amount which will make the total Capital Contribution to be paid by the Limited Partner and Special Limited Partner to the Partnership equal to 85% of the Revised Projected Tax Credits so anticipated to be allocated to the Limited Partner and Special Limited Partner. If the Capital Contribution adjustment referenced in this Section 7.4(a) is a reduction which is greater than the remaining Capital Contribution to be paid by the Limited Partner and the Special Limited Partner then the General Partner shall have ninety days from the date the General Partner receives notice from either the Limited Partner or the Special Limited Partner to pay the shortfall. If the Capital Contribution adjustment referenced in this Section 7.4(a) is an increase then the Limited Partner and Special Limited Partner shall have ninety days from the date the Limited Partner and Special Limited Partner have received notice from the General Partner to pay the increase.

         (b) The General Partner is required to use its best reasonable commercial efforts to rent 100% of the Apartment Housing's apartment units to tenants who meet the Minimum Set-Aside Test throughout the Compliance Period. If at the end of each calendar year during the first five calendar years following the year in which the Apartment Housing is placed in service, the Actual Tax Credit for any fiscal year or portion thereof is or will be less than the Projected Annual Tax Credit, or the Projected Annual Tax Credit as modified by
Section 7.4(a) of this Agreement if applicable (collectively the "Annual Tax Credit") (the "Annual Credit Shortfall"), then the next Capital Contribution owed by the Limited Partner shall be reduced by the Annual Credit Shortfall amount, and any portion of such Annual Credit Shortfall in excess of such Capital Contribution shall be applied to reduce succeeding Capital Contributions of the Limited Partner. If the Annual Credit Shortfall is greater than the Limited Partner's remaining Capital Contributions then the General Partner shall pay to the Limited Partner the excess of the Annual Credit Shortfall over the remaining Capital Contributions. The General Partner shall have ninety days to pay the Annual Credit Shortfall from the date the General Partner receives notice from the Limited Partner. The provisions of this Section 7.4(b) shall apply equally to the Special Limited Partner in proportion to its Capital Contribution and anticipated annual Tax Credit.

         (c) In the event that, for any reason, at any time after the first three calendar years following the year in which the Apartment Housing is placed in service, there is an Annual Credit Shortfall, then there shall be a reduction in the General Partner's share of Net Operating Income in an amount equal to the Annual Credit Shortfall and said amount shall be paid to the Limited Partner. In the event there are not sufficient funds to pay the full Annual Credit Shortfall to the Limited Partner at the time of the next Distribution of Net Operating Income, then the unpaid Annual Credit Shortfall shall be repaid in the next year in which sufficient monies are available from the General Partner's Net Operating Income. In the event a Sale or Refinancing of the Apartment Housing occurs prior to repayment in full of the Annual Credit Shortfall then the excess will be paid in accordance with Section 11.2(b). The provisions of this Section 7.4(b) shall apply equally to the Special Limited Partner in proportion to its Capital Contribution and anticipated annual Tax Credit.

         (d) The General Partner has represented, in part, that the Limited Partner will receive Projected Annual Tax Credits of $30,000 in 1999 and $36,406 in 2000. In the event the 1999 and 2000 Actual Tax Credits are less than projected then the Limited Partner's Capital Contribution shall be reduced by an amount equal to 85% times the difference between the Projected Annual Tax Credits for 1999 and 2000 and the Actual Tax Credits for 1999 and 2000. If the 1999 and 2000 Actual Tax Credits are less than projected then the Special Limited Partner's Capital Contribution shall be reduced following the same equation referenced in the preceding sentence. If, at the time of determination thereof, the Capital Contribution adjustment referenced in this Section 7.4(d) is greater than the balance of the Limited Partner's or Special Limited Partner's Capital Contribution payment which is then due, if any, then the excess amount shall be paid by the General Partner to the Limited Partner and/or the Special Limited Partner within ninety days of the General Partner receiving notice of the reduction from the Limited Partners and/or the Special Limited Partner.

         (e) In the event there is: (1) a filing of a tax return by the Partnership evidencing a reduction in the qualified basis of the Apartment Housing causing a recapture of Tax Credits previously allocated to the Limited Partner; (2) a reduction in the qualified basis of the Apartment Housing for income tax purposes following an audit by the Internal Revenue Service (IRS) resulting in a recapture of Tax Credits previously claimed; (3) a decision by the United States Tax Court upholding the assessment of such deficiency against the Partnership with respect to any Tax Credit previously claimed in connection with the Apartment Housing, unless the Partnership shall timely appeal such decision and the collection of such assessment shall be stayed pending the disposition of such appeal; or (4) a decision of a court affirming such decision upon such appeal then, in addition to any other payments to which the Limited Partner and Special Limited Partner are entitled under the terms of this Section 7.4, the General Partner shall pay to the Limited Partner and the Special Limited Partner the sum of (A) the income tax deficiency assessed against the Limited Partner or Special Limited Partner as a result of the Tax Credit recapture, (B) any interest and penalties imposed on the Limited Partner or Special Limited Partner with respect to such deficiency, and (C) an amount sufficient to pay any tax liability owed by the Limited Partner or Special Limited Partner resulting from the receipt of the amounts specified in (A) and
(B). Notwithstanding the foregoing, the General Partner shall not be liable for a Tax Credit recapture if said recapture was caused by a change in the law or interpretation thereof by any governmental act or an act of the Limited Partner or the Special Limited Partner.

         . The Special Limited Partner shall make a Capital Contribution of $46 at the time of the Limited Partner's Capital Contribution payment referenced in
Section 7.2(a) upon the same conditions. The Non-Profit Special Limited Partner shall make a Capital Contribution of $46 at the time of its entry into the Partnership. The Special Limited Partner and the Non-Profit Special Limited Partner shall be in a different class from the Limited Partner and, except as otherwise expressly stated in this Agreement, shall not participate in any rights allocable to or exercisable by the Limited Partner under this Agreement.

         . From time to time the Partnership may have cash in excess of the amount required for the conduct of the affairs of the Partnership, and the General Partner may, with the Consent of the Special Limited Partner, determine that such cash should, in whole or in part, be returned to the Partners, pro rata, in reduction of their Capital Contribution. No such return shall be made unless all liabilities of the Partnership (except those to Partners on account of amounts credited to them pursuant to this Agreement) have been paid or there remain assets of the Partnership sufficient, in the sole discretion of the General Partner, to pay such liabilities.

         . The Limited Partner, Special Limited Partner, Remaining Limited Partner and Non-Profit Special Limited Partner shall not be liable for any of the debts, liabilities, contracts or other obligations of the Partnership. The Limited Partner, Special Limited Partner, Remaining Limited Partner and Non-Profit Special Limited Partner shall be liable only to have made and/or to make Capital Contributions in the amounts and on the dates specified in this Agreement and, except as otherwise expressly required hereunder, shall not be required to lend any funds to the Partnership or, after their respective Capital Contributions have been paid, to make any further Capital Contribution to the Partnership.


                                  ARTICLE VIII

                          WORKING CAPITAL AND RESERVES

         . The General Partner, on behalf of the Partnership, shall establish an operating and maintenance reserve account to be held by the Virginia Housing and Development Authority and shall deposit thereinto an annual amount equal to $16,980 per year for the purpose of repairs, maintenance and capital repairs (the "Operating and Maintenance Account"). Said deposit shall be made monthly in equal installments. Withdrawals from such account shall be made only with the Consent of the Special Limited Partner. Any balance remaining in the account at the time of a sale of the Apartment Housing shall be allocated and distributed equally between the General Partner and the Limited Partner.

         . The General Partner, on behalf of the Partnership, shall establish a tax and insurance account ("T & I Account") for the purpose of making the requisite Insurance premium payments and the real estate tax payments. The annual deposit to the T & I Account shall equal the total annual Insurance payment and the total annual real estate tax payment. Said amount shall be deposited monthly in equal installments. Withdrawals from such account shall be made only for its intended purpose. Any balance remaining in the account at the time of a sale of the Apartment Housing shall be allocated and distributed equally between the General Partner and the Limited Partner.

         . The General Partner, on behalf of the Partnership, shall establish a special reserve for operating expenses in an amount equal to $60,000 (the "Special Reserve"). At the end of the third year after payment of the second Capital Contribution pursuant to Section 7.2(b), the Partnership shall release a portion of the Special Reserve to the General Partner, provided that the aggregate sum of the Special Reserve and the Operating and Maintenance Reserve shall be in an amount not less than $60,000 (the "Aggregate Minimum Reserve Amount") as determined in the year-audit of the Partnership for such year. At the end of each year thereafter that there continue to be funds held in the Special Reserve , the funds in the Special Reserve will be released to the General Partner to the extent, if any, that such funds exceed the Aggregate Minimum Reserve Amount as determined in the year-end audit for such year.

         . The General Partner, on behalf of the Partnership, shall establish out of funds available to the Partnership a reserve account sufficient in its sole discretion to pay any unforeseen contingencies which might arise in connection with the furtherance of the Partnership business including, but not limited to, (a) any rent subsidy required to maintain rent levels in compliance with the Tax Credit Conditions; and (b) any debt service or other payments for which other funds are not provided for hereunder or otherwise expected to be available to the Partnership. The General Partner shall not be liable for any good-faith estimate which it shall make in connection with establishing or maintaining any such reserves nor shall the General Partner be required to establish or maintain any such reserves if, in its sole discretion, such reserves do not appear to be necessary.


                                   ARTICLE IX

                             MANAGEMENT AND CONTROL

         . Subject to the Consent of the Special Limited Partner or the consent of the Limited Partner where required by this Agreement, and subject to the other limitations and restrictions included in this Agreement, the General Partner shall have complete and exclusive control over the management of the Partnership business and affairs, and shall have the right, power and authority, on behalf of the Partnership, and in its name, to exercise all of the rights, powers and authority of a partner of a partnership without limited partners. If there is more than one General Partner, all acts, decisions or consents of the General Partners shall require the concurrence of all of the General Partners. No actions taken without the authorization of all the General Partners shall be deemed valid actions taken by the General Partners pursuant to this Agreement. No Limited Partner or Special Limited Partner (except one who may also be a General Partner, and then only in its capacity as General Partner within the scope of its authority hereunder) shall have any right to be active in the management of the Partnership's business or investments or to exercise any control thereover, nor have the right to bind the Partnership in any contract, agreement, promise or undertaking, or to act in any way whatsoever with respect to the control or conduct of the business of the Partnership, except as otherwise specifically provided in this Agreement.

         .  tion 9.2   9.Payments to the General Partners and Others

         (a) The Partnership shall pay to the Developer a Development Fee in the amount of $478,524 in accordance with the Development Fee Agreement entered into by and between the Developer and the Partnership on the even date hereof. The Development Fee Agreement provides, in part, that the Development Fee shall first be paid from available proceeds in accordance with Section 9.2(b) of this Agreement and if not paid in full then the balance of the Development Fee will be paid in accordance with Section 11.1 of this Agreement.

         (b) The Partnership shall utilize the proceeds from the Capital Contributions paid pursuant to Section 7.2 and Section 7.5 of this Agreement for development costs including, but not limited to, land costs, Land Acquisition Fee, architectural fees, survey and engineering costs, financing costs, loan fees, Syndication Fee, building materials and labor. If any Capital Contribution proceeds are remaining after Completion of Construction and all construction costs, excluding the Development Fee, are paid in full and the Construction Loan retired, then the remainder shall: first be paid to the Withdrawing General Partner and the Original Limited Partners in liquidation of their Interest; second, an amount equal to $1,000 to be paid to Mark-Dana Corporation in consideration for the reduction of its General Partner Interest; third be paid to the Developer in payment of the Development Fee; fourth be paid to the General Partner as a reduction of the General Partner's Capital Contribution; and any remaining Capital Contribution proceeds shall be paid to the General Partner as a Partnership oversight fee.

         (c) The Partnership shall pay to the Management Agent a property management fee for the leasing and management of the Apartment Housing in an amount in accordance with the Management Agreement. The term of the Management Agreement shall not exceed two years, and the execution or renewal of any Management Agreement shall be subject to the prior Consent of the Special Limited Partner, which consent shall not be unreasonably withheld. If the Management Agent is an Affiliate of the General Partner then, commencing with the termination of the Operating Deficit Guarantee Period, in any year in which the Apartment Housing has an Operating Deficit, 25% of the management fee will be deferred ("Deferred Management Fee"). Deferred Management Fees, if any, shall be paid to the Management Agent in accordance with Section 11.1 of this Agreement.

                  (1) The General Partner shall, upon receiving any request of the Mortgage lender requesting such action, dismiss the Management Agent as the entity responsible for management of the Apartment Housing under the terms of the Management Agreement; or, the General Partner shall dismiss the Management Agent at the request of the Special Limited Partner. In the event the Special Limited Partner requests the dismissal of the Management Agent and the General Partner disagrees with said decision then the General Partner can arbitrate the dismissal of the Management Agent in accordance with Section 13.2(c) of this Agreement.

                  (2) The appointment of any successor Management Agent is subject to the Consent of the Special Limited Partner, and the State Tax Credit Agency, if required, which may only be sought after the General Partner has provided the Special Limited Partner with accurate and complete disclosure respecting the proposed Management Agent.

         (d) The Partnership shall pay a Reporting Fee to the Limited Partner commencing in 1999 of $3,000 per year, to be increased each year in the same percentage as the aggregate increase in the Apartment Housing's rental income, for the Limited Partner's services in monitoring the operations of the Partnership and for services in connection with the Partnership's accounting matters and assisting with the preparation of tax returns and the reports required in Sections 14.2 and 14.3 of this Agreement. The Reporting Fee shall be payable within seventy-five (75) days following each calendar year and shall be payable from Net Operating Income in the manner and priority set forth in
Section 11.1 of this Agreement; provided, however, that if in any year Net Operating Income is insufficient to pay the full amount of Reporting Fee, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Net Operating Income, as provided in
Section 11.1, or sufficient Sale or Refinancing Proceeds, as provided in Section 11.2.

         (e) The Partnership shall pay to the General Partner an Incentive Management Fee equal to 61.5% of Net Operating Income for each fiscal year of the Partnership commencing in 1999 for overseeing the marketing, lease-up and continued occupancy of the Partnership's apartment units, obtaining and monitoring the Mortgage Loan, maintaining the books and records of the Partnership, selecting and supervising the Partnership's Accountants, bookkeepers and other Persons required to prepare and audit the Partnership's financial statements and tax returns, and preparing and disseminating reports on the status of the Apartment Housing and the Partnership, all as required by
Article XIV of this Agreement, provided that the Incentive Management Fee shall not exceed $50,000 per annum. The Partners acknowledge that the Incentive Management Fee is being paid as an inducement to the General Partner to operate the Partnership efficiently, to maximize occupancy and to increase the Net Operating Income. The Incentive Management Fee shall be payable within seventy-five (75) days following each calendar year and shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1. If the Incentive Management Fee is not paid in any year it shall not accrue for payment in subsequent years.

         Subject to the other provisions of this Agreement, the General Partner, in the Partnership's name and on its behalf, may:

         (a) hold, sell, transfer, lease or otherwise deal with any real, personal or mixed property, interest therein or appurtenance thereto in accordance with this Agreement;

         (b) employ, contract and otherwise deal with, from time to time, Persons whose services are necessary or appropriate in connection with management and operation of the Partnership business, including, without limitation, contractors, agents, brokers, Accountants and Management Agents (provided that the selection of any Accountant or Management Agent has received the Consent of the Special Limited Partner) and attorneys, on such terms as the General Partner shall determine;

         (c) bring or defend,  pay, collect,  compromise,  arbitrate,  resort to
legal  action  or  otherwise   adjust  claims  or  demands  of  or  against  the
Partnership;

         (d) pay as a Partnership expense any and all costs and expenses associated with the formation, development, organization and operation of the Partnership, including the expense of annual audits, tax returns and LIHTC compliance;

         (e)  deposit,   withdraw,   invest,  pay,  retain  and  distribute  the
Partnership's funds in a manner consistent with the provisions of this Agreement;

         (f) execute the Construction Loan and the Mortgage; and

         (g) execute, acknowledge and deliver any and all instruments to effectuate any of the foregoing.

         .  During the Compliance Period, the following provisions shall apply.

         (a) Each of the provisions of this Agreement shall be subject to, and the General Partner covenants to act in accordance with, the Tax Credit Conditions and all applicable federal, state and local laws and regulations.

         (b) The Tax Credit Conditions and all such laws and regulations, as amended or supplemented, shall govern the rights and obligations of the Partners, their heirs, executors, administrators, successor and assigns, and they shall control as to any terms in this Agreement which are inconsistent therewith, and any such inconsistent terms of this Agreement shall be unenforceable by or against any of the Partners.

         (c) Upon any dissolution of the Partnership or any transfer of the Apartment Housing, no title or right to the possession and control of the Apartment Housing and no right to collect rent therefrom shall pass to any Person who is not, or does not become, bound by the Tax Credit Conditions in a manner that, in the opinion of counsel to the Partnership, would avoid a recapture of Tax Credits thereof on the part of the former owners.

         (d) Any conveyance or transfer of title to all or any portion of the Apartment Housing required or permitted under this Agreement shall in all respects be subject to the Tax Credit Conditions and all conditions, approvals or other requirements of the rules and regulations of any authority applicable thereto.

         . Notwithstanding the provisions of this Article IX, the General Par-ner shall not:

         (a) except as required by Section 9.4, act in contravention of this Agreement;

         (b) act in any manner which would make it impossible to carry on the ordinary business of the Partnership;

         (c) confess a judgment against the Partnership;

         (d) possess Partnership property, or assign the Partner's right in specific Partnership property, for other than the exclusive benefit of the Partnership;

         (e) admit a Person as a General Partner except as provided in this Agreement;

         (f) admit a Person as a Limited Partner except as provided in this Agreement;

         (g) violate any provision of the Mortgage;

         (h) cause the Apartment Housing apartment units to be rented to anyone other than Qualified Tenants;

         (i) violate the Minimum Set-Aside Test or the Rent Restriction Test for the Apartment Housing;

         (j) cause any recapture of the Tax Credits;

         (k) permit any creditor who makes a nonrecourse loan to the Partnership to have, or to acquire at any time as a result of making such loan, any direct or indirect interest in the profits, income, capital or other property of the Partnership, other than as a secured creditor;

         (l) commingle funds of the Partnership with the funds of another Person; or

         (m) take any action which requires the Consent of the Special Limited Partner or the consent of the Limited Partner unless the General Partner has received said Consent.

         . Without Consent of the Special Limited Partner, the General Partner shall not:

         (a)sell, exchange, lease or otherwise dispose of the Apartment Housing;

         (b) incur indebtedness other than the Construction Loan and Mortgage Loan in the name of the Partnership, other than in the ordinary course of the Partnership's business;

         (c) engage in any transaction not expressly contemplated by this Agreement in which the General Partner has an actual or potential conflict of interest with the Limited Partner or the Special Limited Partner;

         (d) contract away the fiduciary duty owed to the Limited Partner and the Special Limited Partner at common law;

         (e) take any action which would cause the Apartment Housing to fail to qualify, or which would cause a termination or discontinuance of the qualification of the Apartment Housing, as a "qualified low income housing project" under Section 42(g)(1) of the Code, as amended, or any successor thereto, or which would cause the Limited Partner to fail to obtain the Projected Tax Credits or which would cause the recapture of any LIHTC;

         (f) make any expenditure of funds, or commit to make any such expenditure, other than in response to an emergency, except as provided for in the annual budget approved by the Special Limited Partner, as provided in
Section 14.3(i) hereof;

         (g)cause the merger or other reorganization of the Partnership;

         (h)dissolve the Partnership, except as provided in this Agreement;

         (i) cause the Partnership to acquire any real or personal property (tangible or intangible) in addition to the Apartment Housing the aggregate value of which shall exceed $10,000 (other than easement or similar rights necessary or appropriate for the operation of the Apartment Housing);

         (j) become personally liable on or in respect of, or guarantee, the Mortgage or any other indebtedness of the Partnership;

         (k) cause the Partnership to pay any salary, fees or other compensation to a General Partner or any Affiliate thereof, except as authorized by Section
9.2 and Section 9.8 hereof or specifically provided for in this Agreement;

         (l) terminate the services of the Accountant, Inspecting Architect, Contractor or Management Agent, or terminate, amend or modify the Construction Contract or any other Project Document, or grant any material waiver or consent thereunder;

         (m) cause the Partnership to redeem or repurchase all or any portion of the Interest of a Partner;

         (n) cause the Partnership to convert the Apartment Housing to coopera-tive or condominium ownership; or

         (o) cause or permit the Partnership to make loans to the General Partner or any Affiliate.

         .  The General Partner agrees that it shall at all times:

         (a) diligently and faithfully devote such of its time to the business of the Partnership as may be reasonably necessary to properly conduct the affairs of the Partnership;

         (b) file and publish all certificates, statements or other instruments required by law for the formation and operation of the Partnership as a limited partnership in all appropriate jurisdictions;

         (c) cause the Partnership to carry Insurance from an Insurance Company;

         (d) have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in its immediate possession or control and not employ or permit another to employ such funds or assets in any manner except for the benefit of the Partnership;

         (e) use its best reasonable commercial efforts so that all requirements shall be met which are reasonably necessary to obtain or achieve (1) compliance with the Minimum Set-Aside Test, the Rent Restriction Test, and any other requirements necessary for the Apartment Housing to initially qualify, and to continue to qualify, for LIHTC; (2) issuance of all necessary certificates of occupancy, including all governmental approvals required to permit occupancy of all of the apartment units in the Apartment Housing; (3) compliance with all provisions of the Project Documents and (4) a reservation and allocation of LIHTC from the State Tax Credit Agency;

         (f) make inspections of the Apartment Housing and assure that the Apartment Housing is in decent, safe, sanitary and good condition, repair and working order, ordinary use and obsolescence excepted, and make or cause to be made from time to time all necessary repairs thereto (including external and structural repairs) and renewals and replacements thereof;

         (g) pay, before the same shall become delinquent and before penalties accrue thereon, all Partnership taxes, assessments and other governmental charges against the Partnership or its properties, and all of its other liabilities, except to the extent and so long as the same are being contested in good faith by appropriate proceedings in such manners as not to cause any material adverse effect on the Partnership's property, financial condition or business operations, with adequate reserves provided for such payments;

         (h) permit, and cause the Management Agent to permit, the Special Limited Partner and its representatives at the Special Limited Partner's expense for travel and lodging: (1) to have access to the Apartment Housing and personnel employed by the Partnership and by the Management Agent at all times during normal business hours after reasonable notice; (2) to examine all agreements, LIHTC compliance data and Plans and Specifications; and (3) to make copies thereof;

         (i) exercise good faith in all activities relating to the conduct of the business of the Partnership, including the development, operation and maintenance of the Apartment Housing, and shall take no action with respect to the business and property of the Partnership which is not reasonably related to the achievement of the purpose of the Partnership;

         (j) make any Capital Contributions, advances or loans required to be made by the General Partner under the terms of this Agreement;

         (k) establish and maintain all reserves required to be established and maintained under the terms of this Agreement;

         (l) cause the Management Agent to manage the Apartment Housing in such a manner that the Apartment Housing will be eligible to receive LIHTC with respect to 100% of the apartment units in the Apartment Housing. To that end, the General Partner agrees, without limitation: (1) to make all elections requested by the Special Limited Partner under Section 42 of the Code to allow the Partnership or its Partners to claim the Tax Credit; (2) to file Form 8609 with respect to the Apartment Housing as required, for at least the duration of the Compliance Period; (3) to operate the Apartment Housing and cause the Management Agent to manage the Apartment Housing so as to comply with the requirements of Section 42 of the Code, as amended, or any successor thereto, including, but not limited to, Section 42(g) and Section 42(i)(3) of the Code, as amended, or any successors thereto; (4) to make all certifications required by Section 42(l) of the Code, as amended, or any successor thereto; and (5) to operate the Apartment Housing and cause the Management Agent to manage the Apartment Housing so as to comply with all other Tax Credit Conditions; and

         (m) perform such other acts as may be expressly required of it under the terms of this Agreement.

         . With the approval of any lender, if such approval is required, any Insurance proceeds received by the Partnership due to fire or other casualty affecting the Apartment Housing will be utilized to repair and rebuild the Apartment Housing in satisfaction of the conditions contained in Section 42(j)(4) of the Code and to the extent required by any lender. Any such proceeds received in respect of such event occurring after the Compliance Period shall be so utilized or, if permitted by the Project Documents and with the Consent of the Special Limited Partner, shall be treated as Sale or Refinancing Proceeds.

         .ection 9.9   9.Partnership Expenses

         (a) All of the Partnership's expenses shall be billed directly to and paid by the Partnership to the extent practicable. Reimbursements to the General Partner, or any of its Affiliates, by the Partnership shall be allowed only for the Partnership's Cash Expenses unless the General Partner is obligated to pay the same as an Operating Deficit during the Operating Deficit Guarantee Period, and subject to the limitations on the reimbursement of such expenses set forth herein. For purposes of this Section, Cash Expenses shall include fees paid by the Partnership to the General Partner or any Affiliate of the General Partner permitted by this Agreement and the actual cost of goods, materials and administrative services used for or by the Partnership, whether incurred by the General Partner, an Affiliate of the General Partner or a nonaffiliated Person in performing the foregoing functions. As used in the preceding sentence, "actual cost of goods and materials" means the actual cost of goods and materials used for or by the Partnership and obtained from entities which are not Affiliates of the General Partner, and actual cost of administrative services means the pro rata cost of personnel (as if such persons were employees of the Partnership) associated therewith, but in no event to exceed the amount which would be charged by nonaffiliated Persons for comparable goods and services.

         (b) Reimbursement  to the General Partner or any  of its  Affiliates of
operating cash expenses   pursuant  to  Subsection (a) hereof  shall  be subject
to the following:

                  (1) no such reimbursement shall be permitted for services for which the General Partner or any of its Affiliates is entitled to compensation by way of a separate fee; and

                  (2) no such reimbursement shall be made for (A) rent or depreciation, utilities, capital equipment or other such administrative items used in the home office, and (B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any "controlling person" of the General Partner or any Affiliate of the General Partner. For the purposes of this Section 9.9(b)(2), "controlling person" includes, but is not limited to, any Person, however titled, who performs functions for the General Partner or any Affiliate of the General Partner similar to those of: (i) chairman or member of the board of directors; (ii) executive management, such as president, vice president or senior vice president, corporate secretary or treasurer; (iii) senior management, such as the vice president of an operating division who reports directly to executive management; or (iv) those holding 5% or more equity interest in such General Partner or any such Affiliate of the General Partner or a person having the power to direct or cause the direction of such General Partner or any such Affiliate of the General Partner, whether through the ownership of voting securities, by contract or otherwise.

         . The General Partner or Affiliates of the General Partner shall pay all expenses of the General Partner or Affiliates which are not permitted to be reimbursed pursuant to Section 9.9 and all of their own expenses which are unrelated to the business of the Partnership.

         . Any Partner may engage independently or with others in other business ventures wholly unrelated to the Partnership business of every nature and description, including, without limitation, the acquisition, development, construction, operation and management of real estate projects and developments of every type on their own behalf or on behalf of other partnerships, joint ventures, corporations or other business ventures formed by them or in which they may have an interest, including, without limitation, business ventures similar to, related to or in direct or indirect competition with the Apartment Housing. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom.
Conversely, no Person shall have any rights to Partnership assets, incomes or proceeds by virtue of such other ventures or activities of any Partner.

         . The General Partner covenants, represents and warrants that the following are presently true, will be true at the time of each Capital Contribution payment made by the Limited Partner and will be true during the term of this Agreement, to the extent then applicable.

         (a) The Partnership is a duly organized limited partnership validly existing under the laws of the State and has complied with all filing requirements necessary for the protection of the limited liability of the Limited Partner and the Special Limited Partner.

         (b) The Partnership Agreement and the Project Documents are in full force and effect and neither the Partnership nor the General Partner is in breach or violation of any provisions thereof.

         (c) Improvements will be completed in a timely and workerlike manner in accordance with all applicable requirements of all appropriate governmental entities and the Plans and Specifications of the Apartment Housing.

         (d) The Apartment Housing is being operated in accordance with standards and procedures which are prudent and customary for the operation of properties similar to the Apartment Housing.

         (e) All conditions to the funding of the Construction Loan have been met.

         (f) No Partner has or will have any personal liability with respect to or has or will have personally guaranteed the payment of the Mortgage.

         (g) To the best of its knowledge the Partnership is in compliance with all construction and use codes applicable to the Apartment Housing and is not in violation of any zoning, environmental or similar regulations applicable to the Apartment Housing.

         (h) All appropriate public utilities, including sanitary and storm sewers, water, gas and electricity, are currently available and will be operating properly for all units in the Apartment Housing at the time of first occupancy and throughout the term of the Partnership.

         (i) All roads necessary for the full utilization of the Improvements have either been completed or the necessary rights of way therefore have been acquired by the appropriate governmental authority or have been dedicated to public use and accepted by said governmental authority.

         (j) The Partnership has obtained Insurance written by an Insurance Company.

         (k) The Partnership owns the fee simple interest in the Apartment Housing.

         (l) The Construction Contract has been entered into between the Partnership and the Contractor; no other consideration or fee shall be paid to the Contractor other than amounts set forth in the Construction Contract.

         (m) The Partnership will require the Accountant to depreciate 75% of the Improvements on a straight line depreciation schedule based on the non-profit ownership, as approved by the Accountant.

         (n) To the best of the General Partner's knowledge: (1) no Hazardous Substance in violation of applicable laws has been disposed of, or released to or from, or otherwise now exists in, on, under or around, the Apartment Housing and (2) no aboveground or underground storage tanks are now or have ever been located on or under the Apartment Housing. The General Partner will not install or allow to be installed any aboveground or underground storage tanks on the Apartment Housing. The General Partner covenants that the Apartment Housing shall be kept free of Hazardous Substance and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Substance, except in connection with the normal maintenance and operation of any portion of the Apartment Housing. The General Partner shall comply, or cause there to be compliance, with all applicable Federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Substance and shall keep, or cause to be kept, the Apartment Housing free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. The General Partner must promptly notify the Limited Partner and the Special Limited Partner in writing (3) if it knows, or suspects or believes there may be any Hazardous Substance in or around any part of the Apartment Housing, any Improvements constructed on the Apartment Housing, or the soil, groundwater or soil vapor, (4) if the General Partner or the Partnership may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance, and (5) of any claim made or threatened by any Person, other than a governmental agency, against the Partnership or General Partner arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Apartment Housing.

         (o) The General Partner has not executed and will not execute any agreements with provisions contradictory to, or in opposition to, the provisions of this Agreement.

         (p) The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable, and the General Partner will take no action which would cause a termination, discontinuance or recapture of the Tax Credits.

         (q) No charges, liens or encumbrances exist with respect to the Apartment Housing other than those which are created or permitted by the Project Documents or Mortgage or are noted or excepted in the Title Policy.

         (r) The buildings on the Apartment Housing site constitute or shall constitute a "qualified low-income housing project" as defined in Section 42(g) of the Code, and as amplified by the Treasury Regulations thereunder. In this connection, not later than December 31 of the first year in which the Partners elect the LIHTC to commence in accordance with the Code, the Apartment Housing will satisfy the Minimum Set-Aside Test.

         (s) All accounts of the Partnership required to be maintained under the terms of the Project Documents, including, without limitation, any reserves in accordance with Article VIII hereof, are currently funded to required levels, including levels required by any authority.

         (t) The General Partner has not lent or otherwise advanced any funds to the Partnership other than its Capital Contribution, or Operating Deficit Loan, if applicable, and the Partnership has no unsatisfied obligation to make any payments of any kind to the General Partner or any Affiliate thereof.

         (u) No event has occurred which constitutes a default under any of the Project Documents.

         (v) No event has occurred which has caused, and the General Partner has not acted in any manner which will cause (1) the Partnership to be treated for federal income tax purposes as an association taxable as a corporation, (2) the Partnership to fail to qualify as a limited partnership under the Act, or (3) the Limited Partner to be liable for Partnership obligations; provided however, the General Partner shall not be in breach of this representation if all or a portion of a Limited Partner's agreed upon Capital Contributions are used to satisfy the Partnership's obligations to creditors of the Partnership and such action by the General Partner is otherwise authorized under this Agreement and; provided further, however, the General Partner shall not be in breach of this representation if the action causing the Limited Partner to be liable for the Partnership obligations is undertaken by the Limited Partner.

         (w) No event or proceeding, including, but not limited to, any legal actions or proceedings before any court, commission, administrative body or other governmental authority, and acts of any governmental authority having jurisdiction over the zoning or land use laws applicable to the Apartment Housing, has occurred the continuing effect of which has: (1) materially or adversely affected the operation of the Partnership or the Apartment Housing;
(2) materially or adversely affected the ability of the General Partner to perform its obligations hereunder or under any other agreement with respect to the Apartment Housing; or (3) prevented the completion of construction of the Improvements in substantial conformity with the Project Documents, other than legal proceedings which have been bonded against (or as to which other adequate financial security has been issued) in a manner as to indemnify the Partnership against loss; provided, however, the foregoing does not apply to matters of general applicability which would adversely affect the Partnership, the General Partner, Affiliates of the General Partner or the Apartment Housing only insofar as they or any of them are part of the general public.

         (x) Neither the Partnership nor the General Partner has any liabilities, contingent or otherwise, which have not been disclosed in writing to the Limited Partner and the Special Limited Partner and which in the aggregate affect the ability of the Limited Partner to obtain the anticipated benefits of its investment in the Partnership.

         (y) The General Partner has and shall maintain a net worth equal to at least $600,000 computed in accordance with generally accepted accounting principles.

         The General Partner shall be liable to the Limited Partner for any costs, damages, loss of profits, diminution in the value of its investment in the Partnership, or other losses, of every nature and kind whatsoever, direct or indirect, realized or incurred by the Limited Partner as a result of any material breach of the representations and warranties set forth in this Section 9.12.


                                    ARTICLE X

                    ALLOCATIONS OF INCOME, LOSSES AND CREDITS

         . All items includable in the calculation of Income or Loss not arising from a Sale or Refinancing, and all Tax Credits, shall be allocated 66.99% to the Limited Partner, 0.01% to the Special Limited Partner, 24.49% to the General Partner, .01% to the Non-Profit Special Limited Partner, and 8.5% to the Remaining Limited Partner.

         . All Income and Losses arising from a Sale or Refinancing shall be allocated between the Partners as follows:

         (a)      As to Income:

                  (1) first, an amount of Income equal to the aggregate negative balances (if any) in the Capital Accounts of all Partners having negative Capital Accounts (prior to taking into account the Sale or Refinancing and the Distribution of the related Sale or Refinancing Proceeds, but after giving effect to Distributions of Net Operating Income and allocations of other Income and Losses pursuant to this Article X up to the date of the Sale or Refinancing) shall be allocated to such Partners in proportion to their negative Capital Account balances until all such Capital Accounts shall have zero balances;

                  (2) second, an amount of Income sufficient to increase the Limited Partner's positive Capital Account balance to its Capital Contribution and to increase the Special Limited Partner's positive Capital Account balance to an amount equal to its Capital Contribution, shall be allocated to the Limited Partner and the Special Limited Partner, respectively;

                  (3) third, an amount of Income sufficient to increase the Remaining Limited Partner's positive Capital Account balance to an amount equal to its Capital Contribution;

                  (4) fourth, an amount of Income sufficient to increase the General Partner's positive Capital Account balance to an amount equal to its Capital Contribution;

                  (5) fifth, an amount of Income sufficient to pay a sales pre-paration fee to the General Partner representing 20% of the property sales price; and

                  (6) sixth, the balance, if any, of such Income shall be allo-cated 75% to the Non-Profit Special Limited Partner, 12.5% to the Limited Partner and 12.5% to be split between the General Partner and the Remaining Lim-ited Partner.

         (b) Losses shall be allocated 66.99% to the Limited Partner, 0.01% to the Special Limited Partner, 24.49% to the General Partner, .01% to the Non-Profit Special Limited Partner, and 8.5% to the Remaining Limited Partner.

         (c)  Notwithstanding  the foregoing  provisions of Section  10.2(a) and
(b), in no event shall any Losses be allocated to the Limited Partner, the Special Limited Partner, the Non-Profit Special Limited Partner, or the Remaining Limited Partner if and to the extent that such allocation would create or increase an Adjusted Capital Account Deficit for the Limited Partner, the Special Limited Partner, the Non-Profit Special Limited Partner, or the Remaining Limited Partner. In the event an allocation of 66.99%, 0.01%, .01% or 8.5% of each item includable in the calculation of Income or Loss not arising from a Sale or Refinancing, would create or increase an Adjusted Capital Account Deficit for the Limited Partner, the Special Limited Partner, the Non-Profit Special Limited Partner, or the Remaining Limited Partner, respectively, then so much of the items of deduction other than projected depreciation shall be allocated to the General Partner instead of the Limited Partner, the Special Limited Partner, the Non-Profit Special Limited Partner, or the Remaining
Limited  Partner as is  necessary  to allow the  Limited  Partner,  the  Special
Limited Partner, the Non-Profit Special Limited Partner, or the Remaining Limited Partner to be allocated 66.99%, 0.01%, .01% or 8.5%, respectively, of the items of Income and Apartment Housing depreciation without creating or increasing an Adjusted Capital Account Deficit for the Limited Partner, the
Special Limited Partner, the Non-Profit Special Limited Partner, or the Remaining Limited Partner, it being the intent of the parties that the Limited Partner, the Special Limited Partner, the Non-Profit Special Limited Partner, and the Remaining Limited Partner always shall be allocated 66.99%, 0.01%, .01% or 8.5%, respectively, of the items of Income not arising from a Sale or Refinancing and 66.99%, 0.01%, .01% or 8.5%, respectively, of the Apartment Housing depreciation.

         . The following special allocations shall be made in the following order.

         (a) Except as otherwise provided in Section 1.704-2(f) of the Treasury Regulations, notwithstanding any other provisions of this Article X, if there is a net decrease in Partnership Minimum Gain during any Partnership fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partnership Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f)(6) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(a) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.

         (b) Except as otherwise provided in Section 1.704-2(i)(4) of the Treasury Regulations, notwithstanding any other provision of this Article X, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year, each Person who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(b) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.

         (c) In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5), or Section
1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this Section 10.3(c) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(c) were not in the Agreement.

         (d) In the event any Partner has a deficit Capital Account at the end of any Partnership fiscal year which is in excess of the sum of (i) the amount such Partner is obligated to restore, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this
Section 10.3(d) shall be made if and only to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(d) and Section 10.3(c) hereof were not in the Agreement.

         (e) Nonrecourse Deductions for any fiscal year shall be specially allocated 66.99% to the Limited Partner, 0.01% to the Special Limited Partner, 24.49% to the General Partner, .01% to the Non-Profit Special Limited Partner, and 8.5% to the Remaining Limited Partner.

         (f) Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i)(1).

         (g) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or
Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of his interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in accordance with their interests in the Partnership in the event that Treasury Regulations
Section 1.704-1 (b)(2)(iv)(m)(2) applies, or to the Partner to whom such distribution was made in the event that Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

         (h) To the extent the Partnership has taxable interest income with respect to any promissory note pursuant to Section 483 or Section 1271 through 1288 of the Code:

                  (1) such interest income shall be specially allocated to the Limited Partner to whom such promissory note relates; and

                  (2) the amount of such interest income shall be excluded from the Capital Contributions credited to such Partner's Capital Account in connection with payments of principal with respect to such promissory note.

         (i) In the event the adjusted tax basis of any investment tax credit property that has been placed in service by the Partnership is increased pursuant to Code Section 50(c), such increase shall be specially allocated among the Partners (as an item in the nature of income or gain) in the same proportions as the investment tax credit that is recaptured with respect to such property is shared among the Partners.

         (j) Any reduction in the adjusted tax basis (or cost) of Partnership investment tax credit property pursuant to Code Section 50(c) shall be specially allocated among the Partners (as an item in the nature of expenses or losses) in the same proportions as the basis (or cost) of such property is allocated pursuant to Treasury Regulations Section 1.46-3(f)(2)(i).

         (k) Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of an interest in the Partnership by the Partnership to a Partner (the "Issuance Items") shall be allocated among the Partners so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Partner, shall be equal to the net amount that would have been allocated to each such Partner if the Issuance Items had not been realized.

         (l) If any Partnership expenditure treated as a deduction on its federal income tax return is disallowed as a deduction and treated as a distribution pursuant to Section 731(a) of the Code, there shall be a special allocation of gross income to the Partner deemed to have received such distribution equal to the amount of such distribution.

         (m) The allocation to the General Partner of each material item of Part nership income, loss, deduction or credit will not be less than 33% of each such item at all times during the existence of the Partnership.

         (n) Interest deduction on the Partnership indebtedness  referred  to in
Section 6.3 shall be allocated 100% to the General Partner.

         (o) In the event all or part of the Incentive Management Fee is disallowed by the Internal Revenue Service, then any interest or income chargeable to the Partnership for such disallowance shall be allocated to the General Partner.

         . The allocations set forth in Sections 10.2(c), 10.3(a), 10.3(b), 10.3(c), 10.3(d), 10.3(e), 10.3(f), and 10.3(g) hereof (the "Regulatory
Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss, or deduction pursuant to this Section 10.4. Therefore, notwithstanding any other provision of this Article X (other than the Regulatory Allocations), with the Consent of the Special Limited Partner, the General Partner shall make such offsetting special allocations of Partnership income, gain, loss, or deduction in whatever manner the General Partner, with the Consent of the Special Limited Partner, determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Sections 10.1, 10.2(a), 10.2(b), 10.3(h), 10.3(i),
10.3(j),  10.3(k),  10.3(l),  10.3(m),  10.3(n)  and  10.5.  In  exercising  its authority under this Section 10.4, the General Partner shall take into account future Regulatory Allocations under Section 10.3(a) and 10.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 10.3(e) and 10.3(f).

         .ection 10.5       10.     Other Allocation Rules

         (a) The basis (or cost) of any Partnership investment tax credit property shall be allocated among the Partners in accordance with Treasury Regulations Section 1.46-3(f)(2)(i). All Tax Credits (other than the investment tax credit) shall be allocated among the Partners in accordance with applicable law. Consistent with the foregoing, the Partners intend that LIHTC will be allocated 66.99% to the Limited Partner, 0.01% to the Special Limited Partner, 24.49% to the General Partner, .01% to the Non-Profit Special Limited Partner, and 8.5% to the Remaining Limited Partner.

         (b) In the event Partnership investment tax credit property is disposed of during any taxable year, profits for such taxable year (and, to the extent such profits are insufficient, profits for subsequent taxable years) in an amount equal to the excess, if any, of (1) the reduction in the adjusted tax basis (or cost) of such property pursuant to Code Section 50(c), over (2) any increase in the adjusted tax basis of such property pursuant to Code Section 50(c) caused by the disposition of such property, shall be excluded from the profits allocated pursuant to Section 10.1 and Section 10.2(a) hereof and shall instead be allocated among the Partners in proportion to their respective shares of such excess, determined pursuant to Section 10.3(i) and 10.3(j) hereof. In the event more than one item of such property is disposed of by the Partnership, the foregoing sentence shall apply to such items in the order in which they are disposed of by the Partnership, so the profits equal to the entire amount of such excess with respect to the first such property disposed of shall be allocated prior to any allocations with respect to the second such property disposed of, and so forth.

         (c) For purposes of determining the Income, Losses, or any other items allocable to any period, Income, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the General Partner with the Consent of the Special Limited Partner, using any permissible method under Code Section 706 and the Treasury Regulations thereunder.

         (d) Solely for purposes of determining a Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Treasury Regulations Section 1.752-3(a)(3), the Partners' interests in Partner-ship profits are as follows: Limited Partner: 66.99%; Special Limited Partner:
0.01%; General Partner: 24.49%; Non-Profit Special Limited Partner: .01%; and the Remaining Limited Partner: 8.5%.

         (e) To the extent permitted by Section 1.704-2(h)(3) of the Treasury Regulations, the General Partner shall endeavor to treat Distributions as having been made from the proceeds of a Nonrecourse Liability or a Partner Nonrecourse Debt only to the extent that such Distributions would cause or increase an Adjusted Capital Account Deficit for any Partner who is not a General Partner.

         (f) In the event that the deduction of all or a portion of any fee paid or incurred out of Net Operating Income by the Partnership to a Partner or an Affiliate of a Partner is disallowed for federal income tax purposes by the Internal Revenue Service with respect to a taxable year of the Partnership, the Partnership shall then allocate to such Partner an amount of gross income of the Partnership for such year equal to the amount of such fee as to which the deduction is disallowed.

         . In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value (computed in accordance with Section 1.34(a) hereof).

         In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to Section 1.34(b) hereof, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Treasury Regulations thereunder.

         Any elections or other decisions relating to such allocations shall be made by the General Partner with the Consent of the Special Limited Partner in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 10.6 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Person's Capital Account or share of Income, Losses, other items, or distributions pursuant to any provision of this Agreement.

         . In the event that the Interest of the Limited Partner hereunder is at any time held by more than one Limited Partner all items which are specifically allocated to the Limited Partner for any month pursuant to this Article X shall be apportioned among such Persons according to the ratio of their respective profit-sharing interests in the Partnership at the last day of such month.

         . In the event that the Interest of the General Partner hereunder is at any time held by more than one General Partner all items which are specifically allocated to the General Partner for any month pursuant to this Article X shall be apportioned among such Persons in such percentages as may from time to time be determined by agreement among them without amendment to this Agreement or consent of the Limited Partner or Consent of the Special Limited Partner.

         . The provisions of Articles X and XI and other provisions of this Agreement are intended to comply with Treasury Regulations Section 1.704 and shall be interpreted and applied in a manner consistent with such section of the Treasury Regulations. In the event that the General Partner determines, in its sole discretion, that it is prudent to modify the manner in which the Capital Accounts of the Partners, or any debit or credit thereto, are computed in order to comply with such section of the Treasury Regulations, the General Partner may make such modification, but only with the Consent of the Special Limited Partner, to the minimum extent necessary, to effect the plan of allocations and Distributions provided for elsewhere in this Agreement. Further, the General Partner shall make any appropriate modifications, but only with the Consent of the Special Limited Partner, in the event it appears that unanticipated events (e.g., the existence of a Partnership election pursuant to Code Section 754) might otherwise cause this Agreement not to comply with Treasury Regulation
Section 1.704.


                                   ARTICLE XI

                                  DISTRIBUTION

         . Net Operating Income for each fiscal year shall be distributed within seventy-five (75) days following each calendar year and shall be applied in the following order of priority:

         (a) to pay the Deferred Management Fee, if any;

         (b) to pay the current Reporting Fee and then to pay any accrued Report ing Fees which have not been paid in full from previous years;

         (c) to pay the Development Fee;

         (d) to pay the Operating Loans, if any, as referenced in Section 6.3 of this Agreement, limited to 50% of the Net Operating Income remaining after reduction for the payments made pursuant to subsections (a) through (c) of this
Section 11.1;

         (e) to pay the Incentive Management Fee equal to 61.5% of remaining cash flow;

         (f) to pay to the Remaining Limited Partner 8.5% of remaining, after reduction for the payments made pursuant to the Subsection (a) through (e) of this Section 11.1;

         (g) the balance to the General Partner until the General Partner has received $100,000 pursuant to this Section 11.1(f); and

         (h) the balance, if any, as follows: Limited Partner:  66.99%;  Special
Limited Partner:  0.01%; General Partner:  24.49%;  Non-Profit  Special  Limited
Partner: .01%; and Remaining Limiting Partner: 8.5%.

         . Sale or Refinancing Proceeds shall be distributed in the following order:

         (a) to the payment of the Mortgage and other matured debts and liabilities of the Partnership, other than accrued payments, debts or other liabilities owing to Partners or former Partners;

         (b) to any accrued payments, debts or other liabilities owing to the Partners or former Partners, including, but not limited to, accrued Reporting Fees and Operating Loans, to be paid prorata if necessary;

         (c) to the establishment of any reserves which the General Partner, with the Consent of the Special Limited Partner, shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;

         (d) to the Limited Partner in an amount equal to its Capital Contribu-tion;

         (e) to the Special Limited Partner in an amount equal to its Capital-Contribution;

         (f) to the General Partner in an amount equal to its Capital Contribu-tion;

         (g) payment of a sales preparation fee to the General Partner represent ing 2.0% of the property sales price; and

         (h) thereafter, 75% of the remaining proceeds shall be paid to the Non -Profit Special Limited Partner, 12.5% to the Limited Partner, and 12.5% to be split between the General Partner and the Remaining Limited Partner.


                                   ARTICLE XII

                              TRANSFERS OF LIMITED
                      PARTNER'S INTEREST IN THE PARTNERSHIP

         . The Limited Partner and Special Limited Partner shall have the right to assign all or any part of their respective Interests to any other Person, whether or not a Partner, upon satisfaction of the following:

         (a) a written instrument in form and substance satisfactory to the General Partner and its counsel, setting forth the name and address of the proposed transferee, the nature and extent of the Interest which is proposed to be transferred and the terms and conditions upon which the transfer is proposed to be made, stating that the Assignee accepts and agrees to be bound by all of the terms and provisions of this Agreement, and providing for the payment of all reasonable expenses incurred by the Partnership in connection with such assignment, including but not limited to the cost of preparing any necessary amendment to this Agreement;

         (b) upon consent of the General Partner to such assignment, which consent shall not be unreasonably withheld; and

         (c) upon receipt by the General Partner of the Assignee's written representation that the Partnership Interest is to be acquired by the Assignee for the Assignee's own account for long-term investment and not with a view toward resale, fractionalization, division or distribution thereof.

         (d) Notwithstanding any provision to the contrary, the Limited Partner may assign its Interest to an Affiliate or assign its Interest to Southern California Bank or its successors as collateral to secure a capital contribution loan without satisfying the conditions of Sections 12.1(a) through (c) above.

         THE LIMITED PARTNERSHIP INTEREST AND THE SPECIAL LIMITED PARTNERSHIP INTEREST DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR UNDER ANY STATE SECURITIES LAW. THESE INTERESTS MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         . Any assignment of a Limited Partner's Interest or Special Limited Partner's Interest pursuant to Section 12.1 shall become effective as of the last day of the calendar month in which the last of the conditions to such assignment are satisfied.

         . Any purported assignment of an Interest of a Limited Partner or Special Limited Partner otherwise than in accordance with Section 12.1 or
Section 12.6 shall be of no effect as between the Partnership and the purported assignee and shall be disregarded by the General Partner in making allocations and Distributions hereunder.

         . An Assignee shall be entitled to receive allocations and Distributions from the Partnership attributable to the Interest acquired by reason of any permitted assignment from and after the first day of the calendar month of the transfer of such Interest as provided in Section 12.2. The Partnership and the General Partner shall be entitled to treat the assignor of such Partnership Interest as the absolute owner thereof in all respects, and shall incur no liability for allocations and Distributions made in good faith to such assignor, until such time as the written instrument of assignment has been received by the Partnership.

         .ection 12.5 Substitution of Assignee as Limited Partner or Special Limited Partner

         (a) An Assignee shall not have the right to become a Substitute Limited Partner or Substitute Special Limited Partner in place of his assignor unless the written consent of the General Partner to such substitution shall have been obtained, which consent, in the General Partner's absolute discretion, may be withheld; except that an Assignee which is an Affiliate of the Limited Partner or Special Limited Partner, or Southern California bank or its successors, may become a Substitute Limited Partner or Substitute Special Limited Partner without the consent of the General Partner.

         (b) A nonadmitted transferee of a Limited Partner's Interest or Special Limited Partner's Interest in the Partnership shall only be entitled to receive that share of allocations, Distributions and the return of Capital Contribution to which its transferor would otherwise have been entitled with respect to the Interest transferred, and shall have no right to obtain any information on account of the Partnership's transactions, to inspect the Partnership's books and records or have any other of the rights and privileges of a Limited Partner or Special Limited Partner, provided, however, that the Partnership shall, if a transferee and transferor jointly advise the General Partner in writing of a transfer of an Interest in the Partnership, furnish the transferee with pertinent tax information at the end of each fiscal year of the Partnership.

         (c) The General Partner may elect to treat a transferee of a Partnership Interest who has not become a Substitute Limited Partner or substitute Special Limited Partner as a Substitute Limited Partner or substitute Special Limited Partner, as the case may be, in the place of its transferor should the General Partner determine in its absolute discretion that such treatment is in the best interest of the Partnership.

         Section 12.6 Death, Bankruptcy, Incompetency, etc. of a Limited Partner. Upon the death, dissolution, adjudication of bankruptcy, or adjudication of incompetency or insanity of a Limited Partner or Special Limited Partner, such Partner's executors, administrators or legal representatives shall have all the rights of a Limited Partner or Special Limited Partner, as the case may be, for the purpose of settling or managing such Partner's estate, including such power as such Partner possessed to constitute a successor as a transferee of its Interest in the Partnership and to join with such transferee in making the application to substitute such transferee as a Partner. However, such executors, administrators or legal representatives will not have the right to become Substitute Limited Partners or substitute Special Limited Partners in the place of their respective predecessors-in-interest unless the General Partner shall so consent.


                                  ARTICLE XIII

                     WITHDRAWAL, REMOVAL AND REPLACEMENT OF
                                 GENERAL PARTNER

         .  tion 13.1       13.Withdrawal of General Partner

         (a) The General Partner may not Withdraw (other than as a result of an Involuntary Withdrawal) without the Consent of the Special Limited Partner, and, to the extent required, of the Virginia Housing Development Authority. Withdrawal shall be conditioned upon the agreement of the Special Limited Partner to be admitted as a successor General Partner, or if the Special Limited Partner declines to be admitted as a successor General Partner then on the agreement of one or more Persons who satisfy the requirements of Section 13.5 of this Agreement to be admitted as successor General Partner(s).

         (b) Each General Partner shall indemnify and hold harmless the Partnership and all Partners from its Withdrawal in violation of Section 13.1(a) hereof. Each General Partner shall be liable for damages to the Partnership resulting from its Withdrawal in violation of Section 13.1(a).

         .ection 13.2       13.Removal of General Partner

         (a) The Special Limited Partner or the Limited Partner, or both of them, may remove the General Partner for cause if such General Partner, its president or any officer who has made an adverse decision directly affecting this Apartment Housing, has:

                  (1) been subject to Bankruptcy;

                  (2) committed  any  fraud,   willful  misconduct,   breach  of
fiduciary duty or gross negligent conduct in the performance of its duties under this Agreement;

                  (3) been convicted of, or entered into a plea of guilty to, a felony;

                  (4) been disbarred from participating in any federal or state housing program;

                  (5)      made personal use of Partnership funds;

                  (6) violated the terms of the Mortgage and such violation prompts Virginia Housing Development Authority to issue a default letter or acceleration notice to the Partnership or General Partner, and any such default is not cured the sooner of thirty days or ten days prior to the expiration of the cure period referenced in the loan documents, if any, or Virginia Housing Development Authority acknowledges satisfactory progress, agrees not to take further action without prior notice and refrains from action until cure occurs;

                  (7) failed to provide any loan, advance, Capital Contribution or any other payment to the Partnership, the Limited Partner or the Special Limited Partner required under this Agreement;

                  (8)  materially  breached  any  representation,   warranty  or
covenant contained in this Agreement;

                  (9) caused the Projected Tax Credits to be allocated to the Partners for a term longer than the Tax Credit Period unless the provisions of
Section 7.4(e) of this Agreement apply;

                  (10) violated any federal or state tax law which causes a recapture of LIHTC; or

                  (11) failed during any six-month period during the Compliance Period to cause at least 85% of the total apartment units in the Apartment Housing to qualify for LIHTC, unless such failure is the result of Force Majeure or unless such failure is cured within 120 days after the end of the six-month period.

         (b) Written notice of the removal for cause of the General Partner ("Removal Notice") shall set forth the reasons for removal and shall be served by the Special Limited Partner or the Limited Partner, or both of them, upon the General Partner either by certified or by registered mail, return receipt requested, or by personal service. If Section 13.2(a)(2), (6), (7) or (8) is the basis for the removal for cause, then the General Partner shall have thirty days from receipt of the Removal Notice in which to cure the removal condition. If the condition for the removal for cause is not cured within the thirty day cure period then the General Partner's removal shall become effective on the first day following the expiration of the cure period, or, thirty-one days from the General Partner's receipt of the Removal Notice. If the removal for cause is for a condition referenced in Sections 13.2(a)(1), (3), (4), (5), (9), (10) or (11)
then the removal shall become effective upon the General Partner's receipt of the Removal Notice. Upon the General Partner's removal, the General Partner shall deliver to the Special Limited Partner within five business days of the termination of the cure period, or five business days of the Removal Notice all Partnership books and records including all bank signature cards and an authorization to change the signature on the signature cards from the General Partner to the Special Limited Partner, or a successor general partner so nominated by the Limited Partner and Special Limited Partner. The Partner's recognize and acknowledge that if the General Partner fails to provide the Partnership books and records upon the General Partner's removal then the remaining Partners may suffer irreparable injury. Therefore, in the event the General Partner does not adhere to the provisions of this Section 13.2(b), and in addition to other rights or remedies which may be provided by law and equity or this Agreement, the Limited Partner and/or Special Limited Partner shall have the right to specific performance to compel the General Partner to perform its obligation under this Section and the Limited Partner and/or Special Limited Partner may bring such action, and other actions to enforce the removal, by way of temporary and/or permanent injunctive relief. Notwithstanding the foregoing, in the event the Limited Partner removes the General Partner for cause in accordance with this Partnership Agreement and the General Partner disagrees with the decision of the Limited Partner or Special Limited Partner then the General Partner can arbitrate the removal for cause in accordance with Section 13.2(c) of this Agreement.

         (c) The arbitration shall be promptly conducted in accordance with the rule of the American Arbitration Association in the City of Richmond, Virginia. The arbitration shall be conducted by a single arbitrator agreed upon by the Partners. However, if the Partners are unable to agree upon an arbitrator within ten days following removal of the General Partner and/or Management Agent, the arbitrator shall be selected by the American Arbitration Association. If the arbitrator determines that there were, in fact, grounds for removal of the General Partner and/or Management Agent in accordance with this Partnership Agreement, the removal of the General Partner and/or Management Agent shall be deemed final and permanent. Otherwise, the removal shall be void and the General Partner and/or Management Agent shall be immediately restored to its position as such, with all of its rights, powers and obligations under this Partnership Agreement. In addition if the General Partner and/or Management Agent prevails, the Limited Partner or Partners who have made the charges agree to reimburse the General Partner and/or Management Agent for any costs, expenses and lost profits under this Partnership Agreement, and any costs and expenses in connection with this arbitration procedure, which the General Partner and/or Management Agent incurs or forgoes, as the case may be, as a consequence of such wrongful removal. In addition, all legal rights of the General Partner and/or Management Agent are reserved.

         For all purposes of this Partnership Agreement upon "removal" of the General Partner and/ or Management Agent whether temporary or permanent, such General Partner and/or Management Agent shall immediately cease to be the General Partner and/or Management Agent and shall immediately cease to have the rights previously conferred as General Partner and /or Management Agent as to the operation of the Partnership business, and the powers and authority conferred on it as General Partner and/or Management Agent under this Partnership Agreement shall terminate.

         . In the event of a Withdrawal, the entire Interest of the Withdrawing General Partner shall immediately and automatically terminate on the effective date of such Withdrawal, and such General Partner shall immediately cease to be a General Partner, shall have no further right to participate in the management or operation of the Partnership or the Apartment Housing or to receive any allocations or Distributions from the Partnership or any other funds or assets of the Partnership, except as specifically set forth below. In the event of a Withdrawal, any or all executory contracts, including but not limited to the Management Agreement, between the Partnership and the Withdrawing General Partner or its Affiliates may be terminated by the Partnership, with the Consent of the Special Limited Partner, upon written notice to the party so terminated. Furthermore, notwithstanding such Withdrawal, the Withdrawing General Partner shall be and shall remain, liable as a General Partner for all liabilities and obligations incurred by the Partnership or by the General Partner prior to the effective date of the Withdrawal, or which may arise upon such Withdrawal. Any remaining Partner shall have all other rights and remedies against the Withdrawing General Partner as provided by law or under this Agreement. Except as provided in Section 13.2 hereof, the General Partner agrees that in the event of its Withdrawal it will indemnify and hold the Limited Partner and the Special Limited Partner harmless from and against all losses, costs and expenses incurred in connection with the Withdrawal, including, without limitation, all legal fees and other expenses of the Limited Partner and the Special Limited Partner in connection with the transaction. The following additional provisions shall apply in the event of a Withdrawal.

         (a) In the event of a Withdrawal which is not an Involuntary Withdrawal, or an Involuntary Withdrawal in accordance with Section 13.2(a), the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, nor shall it be entitled to receive or to be paid by the Partnership any further payments of fees (including fees which have been earned but are unpaid) or to be repaid any outstanding advances or loans made by it to the Partnership or to be paid any amount for its former Interest. From and after the effective date of such Withdrawal, the former rights of the Withdrawing General Partner to receive or to be paid such allocations, Distributions, funds, assets, fees or repayments shall be assigned to the other General Partner or General Partners (which may include the Special Limited Partner), or if there is no other general partner of the Partnership at that time, to the Special Limited Partner.

         (b) In the event of an Involuntary Withdrawal, except as provided in the preceding paragraph or in Section 13.3(b)(2) below, the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, provided that accrued and payable fees (i.e., fees earned but unpaid as of the date of Withdrawal) owed to the Withdrawing General Partner, and any outstanding loans of the Withdrawing General Partner to the Partnership, shall be paid to the Withdrawing General Partner in the manner and at the times such fees and loans would have been paid had the Withdrawing General Partner not Withdrawn. The Interest of the General Partner shall be purchased as follows.

                  (1) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Partnership is to be continued with one or more remaining or successor General Partner(s), the Partnership, with the Consent of the Special Limited Partner, may, but is not obligated to, purchase the Interest of the Withdrawing General Partner in Partnership allocations, Distributions and capital. The purchase price of such Interest shall be its Fair Market Value as determined by agreement between the Withdrawing General Partner and the Special Limited Partner, or, if they cannot agree, by arbitration in accordance with Section 13.2 (c) hereof. The cost of such arbitration shall be borne equally by the Withdrawing General Partner and the Partnership. The purchase price shall be paid by the Partnership by delivering to the General Partner or its representative the Partnership's non-interest bearing unsecured promissory note payable, if at all, upon liquidation of the Partnership in accordance with Section 11.2(b). The note shall also provide that the Partnership may prepay all or any part thereof without penalty.

                  (2) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Partnership is to be continued with one or more remaining or successor General Partner(s), and if the Partnership does not purchase the Interest of the Withdrawing General Partner in Partnership allocations, Distributions and capital, then the Withdrawing General Partner shall retain its Interest in such items, but such Interest shall be held as a special limited partner.

         (c) Notwithstanding the provisions of Section 13.3(b), if the Involuntary Withdrawal arises from removal for cause as set forth in Section 13.2(a) hereof, the Withdrawn General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, nor shall it be entitled to receive or to be paid by the Partnership or any Partners or successor partners, any further payments of fees (including fees which have been earned but remain unpaid) or to be repaid any outstanding advances or loans made by it to the Partnership. Notwithstanding any of the above, if the removal of the General Partner is arbitrated in accordance with this Agreement, then the arbitrator will make a determination as to the amount and method of compensation the General Partner shall receive for the General Partner's 24.49% Interest in the Partnership if the arbitrator rules the General Partner's removal for cause is valid and shall remain enforceable. In making said determination, the arbitrator shall offset the value of the General Partner's Interest with any funds expended by the Limited Partner, Special Limited Partner or their Affiliate in connection with curing the cause, which formed the basis of the General Partner's removal. In determining the value of the General Partner's Interest, the arbitrator will rely upon an appraisal or other competent source of valuation.

         . Upon the occurrence of an event giving rise to a Withdrawal of a General Partner, any remaining General Partner, or, if there be no remaining General Partner, the Withdrawing General Partner or its legal representative, shall promptly notify the Special Limited Partner of such Withdrawal (the "Withdrawal Notice"). Whether or not the Withdrawal Notice shall have been sent as provided herein, the Special Limited Partner shall have the right to become a successor General Partner (and to become the successor managing General Partner if the Withdrawing General Partner was previously the managing General Partner). In order to effectuate the provisions of this Section 13.4 and the continuance of the Partnership, the Withdrawal of a General Partner shall not be effective until the expiration of 120 days from the date on which occurred the event giving rise to the Withdrawal, unless the Special Limited Partner shall have elected to become a successor General Partner as provided herein prior to expiration of such 120-day period, whereupon the Withdrawal of the General
Partner shall be deemed effective upon the notification of all the other Partners by the Special Limited Partner of such election.

         . No Person shall be admitted as an additional or successor General Partner unless (a) such Person shall have agreed to become a General Partner by a written instrument which shall include the acceptance and adoption of this Agreement; (b) the Consent of the Special Limited Partner to the admission of such Person as a substitute General Partner, which consent may be withheld in the discretion of the Special Limited Partner, shall have been given; and (c) such Person shall have executed and acknowledged any other instruments which the Special Limited Partner shall reasonably deem necessary or appropriate to affect the admission of such Person as a substitute General Partner, and (d) unless the General Partner has involuntarily withdrawn, the written consent of the General Partner, in its sole discretion, shall have been given. If the foregoing conditions are satisfied, this Agreement shall be amended in accordance with the provisions of the Act, and all other steps shall be taken which are reasonably necessary to effect the Withdrawal of the Withdrawing General Partner and the substitution of the successor General Partner. Nothing contained herein shall reduce the Limited Partner's Interest or the Special Limited Partner's Interest in the Partnership.

         . Except as otherwise provided herein, the General Partner may not Withdraw from the Partnership, or enter into any agreement as the result of which any Person shall acquire an Interest in the Partnership, without the Consent of the Special Limited Partner.

         . At no time during  continuation  of the  Partnership  shall any value ever be placed on the Partnership name, or the right to its use, or to the goodwill appertaining to the Partnership or its business, either as among the Partners or for the purpose of determining the value of any Interest, nor shall the legal representatives of any Partner have any right to claim any such value. In the event of a termination and dissolution of the Partnership as provided in this Agreement, neither the Partnership name, nor the right to its use, nor the same goodwill, if any, shall be considered as an asset of the Partnership, and no valuation shall be put thereon for the purpose of liquidation or distribution, or for any other purpose whatsoever.

                                   ARTICLE XIV

                          BOOKS AND ACCOUNTS, REPORTS,
                      TAX RETURNS, FISCAL YEAR AND BANKING

         .ection 14.1  Books and Accounts

         (a) The General Partner shall cause the Partnership to keep and maintain at its principal executive office full and complete books and records which shall include each of the following:

                  (1) a current list of the full name and last known business or residence address of each Partner set forth in alphabetical order together with the Capital Contribution and the share in Income and Losses of each Partner;

                  (2) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, together with executed copies of any powers of attorney pursuant to which any certificate has been executed;

                  (3) copies of the Partnership's federal, state and local in-come tax information returns and reports, if any, for the six most recent taxable years;

                  (4)copies of the original of this Agreement and all amendments thereto;

                  (5) financial statements of the Partnership for the six most recent fiscal years;

                  (6) the Partnership's books and records for at least the cur-rent and past three fiscal years; and

                  (7) in regard to the first tenants to occupy the apartment units in the Apartment Housing, copies of all tenant files including completed applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, and income certification forms (LIHTC specific).

         (b) Upon the request of the Limited Partner, the General Partner shall promptly deliver to the Limited Partner, at the expense of the Partnership, a copy of the information set forth in Section 14.1(a) above. The Limited Partner shall have the right, upon reasonable request and during normal business hours, to inspect and copy any of the foregoing, or any of the other books and records of the Partnership or the Apartment Housing, at its own expense.

         .ection 14.2       14.Accounting Reports

         (a) By March 1 of each calendar year the General Partner shall provide to the Limited Partner and the Special Limited Partner all tax information necessary for the preparation of their federal and state income tax returns and other tax returns with regard to the jurisdiction(s) in which the Partnership is formed and in which the Apartment Housing is located.

         (b) By March 1 of each calendar year, the General Partner shall send to the Limited Partner and the Special Limited Partner: (1) a balance sheet as of the end of such fiscal year and statements of income, Partners' equity and changes in cash flow for such fiscal year prepared in accordance with generally accepted accounting principles and accompanied by an auditor's report containing an opinion of the Partnership's Accountants; (2) a report (which need not be audited) of any Distributions made at any time during the fiscal year, separately identifying Distributions from Net Operating Income for the fiscal year, Net Operating Income for prior years, Sale or Refinancing Proceeds, and reserves; and (3) a report setting forth the amount of all fees and other compensation and Distributions and reimbursed expenses paid by the Partnership for the fiscal year to the General Partner or Affiliates of the General Partner and the services performed in consideration therefor, which report shall be verified by the Partnership's Accountants, with the method of verification to include, at a minimum, a review of the time records of individual employees, the costs of whose services were reimbursed, and a review of the specific nature of the work performed by each such employee, all in accordance with generally accepted auditing standards and, accordingly, including such tests of the accounting records and such other auditing procedures as the Accountants consider appropriate in the circumstances.

         (c) Within 60 days after the end of each fiscal quarter in which a Sale or Refinancing of the Apartment Housing occurs, the General Partner shall send to the Limited Partner and the Special Limited Partner a report as to the nature of the Sale or Refinancing and as to the Income and Losses for tax purposes and proceeds arising from the Sale or Refinancing.

         . The General Partner shall provide to the Limited Partner and the Special Limited Partner the following reports:

         (a) during the rent-up phase, and continuing until the end of the first six-month period during which the Apartment Housing has a sustained occupancy of 95% or better, by the twentieth day of each month within such period a copy of the previous month's rent roll (through the last day of the month) and a tenant LIHTC compliance worksheet similar to the monthly initial tenant certification worksheet included in Exhibit "G" attached hereto and incorporated herein by this reference;

         (b) a quarterly tax credit compliance report similar to the worksheet included in Exhibit "G" due on or before April 30 of each year for the first quarter, July 31 of each year for the second quarter, October 31 of each year for the third quarter and January 31 of each year for the fourth quarter. In order to verify the reliability of the information being provided on the compliance report the Limited Partner may request a small sampling of tenant files to be provided. The sampling will include, but not be limited to, copies of tenant applications, certifications and third party verifications used to qualify tenants. If any inaccuracies are found to exist on the tax credit compliance report or any items of noncompliance are discovered then the sampling will be expanded as determined by the Limited Partner;

         (c) a quarterly report on operations, in the form attached hereto as Exhibit "G", due on or before April 30 of each year for the first quarter of operations, July 31 of each year for the second quarter of operations, October 31 of each year for the third quarter of operations and January 31 of each year for the fourth quarter of operations which shall include, but is not limited to, an unaudited income statement showing all activity in the reserve accounts required to be maintained pursuant to Section VIII of this Agreement, and a statement of income and expenses, balance sheet and rent roll as of the end of each calendar quarter of each year;

         (d) upon request of the Special Limited Partner, by September 15 of each year, an estimate of LIHTC for that year;

         (e) during the Compliance Period, no later than the day any such certification is filed, copies of any certifications which the Partnership must furnish to federal or state governmental authorities administering the Tax Credit program including, but not limited to, copies of all annual tenant recertifications required under Section 42 of the Code;

         (f) by the annual renewal date each and every year, an executed original or certified copy of each and every Insurance policy or certificate required by the terms of this Agreement;

         (g) by the payment date of the real estate property taxes each and every year verification that the same has been paid in full;

         (h) on or before  March  15th  of  each  calendar  year,  a copy of the
General  Partner's  updated  financial  statement  as   of  December 31  of  the
previous year;

         (i) on or before November 1 of each calendar year, a third party verification of current utility allowance and a copy of the following year's proposed operating budget. Each such Budget shall contain all the anticipated Cash Expenses of the Partnership. Such Budget shall only be adopted with the Consent of the Special Limited Partner; and

         (j) notice of the occurrence, or of the likelihood of occurrence, of any event which has had a material adverse effect upon the Apartment Housing or the Partnership, including, but not limited to, any breach of any of the representations and warranties set forth in Section 9.12 of this Agreement, and any inability of the Partnership to meet its cash obligations as they become payable, within ten days after the occurrence of such event.

         . On an annual basis a representative of the Limited Partner, at the Limited Partner's expense, will conduct a site visit which will include, in part, an inspection of the property, a review of the office and tenant files and an interview with the property manager. The Limited Partner may, in its sole discretion, cancel all or any part of the annual site visit.

         .  The  General   Partner  shall  cause  income  tax  returns  for  the
Partnership to be prepared and timely filed with the appropriate federal, state and local taxing authorities.

         . The fiscal year of the Partnership shall be the calendar year or such other period as may be approved by the Internal Revenue Service for federal income tax purposes.

         . All funds of the Partnership shall be deposited in a separate bank account or accounts as shall be determined by the General Partner with the Consent of the Special Limited Partner. All withdrawals therefrom shall be made upon checks signed by the General Partner or by any person authorized to do so by the General Partner. The General Partner shall provide to any Partner who requests same the name and address of the financial institution, the account number and other relevant information regarding any Partnership bank account.

         .ection 14.8       14.Certificates and Elections

         (a) The General Partner shall file the First Year Certificate within 90 days following the close of the taxable year during which Completion of Construction occurs and thereafter shall timely file any certificates which the Partnership must furnish to federal or state governmental authorities administering the Tax Credit programs under Section 42 of the Code.

         (b) The General Partner, with the Consent of the Special Limited Partner, may, but is not required to, cause the Partnership to make or revoke the election referred to in Section 754 of the Code, as amended, or any similar provisions enacted in lieu thereof.


                                   ARTICLE XV

                      DISSOLUTION, WINDING UP, TERMINATION
                       AND LIQUIDATION OF THE PARTNERSHIP

         . The Partnership shall be dissolved upon the expiration of its term or the earlier occurrence of any of the following events.

         (a) The  effective  date of the  Withdrawal  or removal of the  General
Partner, unless (1) at the time there is at least one other General Partner (which may be the Special Limited Partner if it elects to serve as successor General Partner under Section 13.4 hereof) who will continue as General Partner, or (2) within 120 days after the occurrence of any such event the Limited Partner elects to continue the business of the Partnership.

         (b) The sale of the Apartment Housing and the receipt in cash of the full amount of the proceeds of such sale.

         Notwithstanding the foregoing, however, in no event shall the Partnership terminate prior to the expiration of its term if such termination would result in a violation of the Mortgage or any other agreement with or rule or regulation of the Virginia Housing Development Authority to which the Partnership is subject.

         . Except as provided in Sections 7.3 and 7.4 of this Agreement, which provide for a reduction or refund of the Limited Partner's Capital Contribution under certain circumstances, and which shall represent the personal obligation of the General Partner, as well as the obligation of the Partnership, each Partner shall look solely to the assets of the Partnership for all Distributions with respect to the Partnership (including the return of its Capital Contribution) and shall have no recourse therefor (upon dissolution or otherwise) against any General Partner. No Partner shall have any right to demand property other than money upon dissolution and termination of the Partnership, and the Partnership is prohibited from such a distribution of property absent the Consent of the Special Limited Partner.

         . Upon a dissolution of the Partnership, the General Partner (or, if there is no General Partner then remaining, such other Person(s) designated as the liquidator of the Partnership by the Limited Partner or by the court in a judicial dissolution) shall take full account of the Partnership assets and liabilities and shall liquidate the assets as promptly as is consistent with obtaining the fair value thereof.

         (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership pursuant to Section 11.2(a) through and including 11.2(c), the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts, after taking into account all allocations under Article X hereof.

         (b) In the event that a General Partner has a deficit balance in its Capital Account following the Liquidation of the Partnership or its interest, as determined after taking into account all Capital Account adjustments for the Partnership taxable year in which such Liquidation occurs, such General Partner shall pay to the Partnership the amount necessary to restore such deficit balance to zero in compliance with Treasury Regulation Section 1.704-1(b)(2)(ii)(b)(3).

                  (1) The deficit reduction amount shall be paid by the General Partner by the end of such taxable year (or, if later, within 90 days after the date of Liquidation) and shall, upon Liquidation of the Partnership, be paid to creditors of the Partnership or distributed to other Partners in accordance with their positive Capital Account balances.

         (c) With respect to assets distributed in kind to the Partners in Liquidation or otherwise:

                  (1) unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be Income and Losses realized by the Partnership immediately prior to the Liquidation or other Distribution event; and

                  (2) such Income and Losses shall be allocated to the Partners in accordance with Section 10.2 hereof, and any property so distributed shall be treated as a Distribution of an amount in cash equal to the excess of such Fair Market Value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered.

         (d) For the purposes of Section 15.3(c), "unrealized appreciation" or "unrealized depreciation" shall mean the difference between the Fair Market Value of such assets, taking into account the Fair Market Value of the associated financing but subject to Section 7701(g) of the Code, and the asset's Gross Asset Value. Section 15.3(c) is merely intended to provide a rule for allocating unrealized Income and Losses upon Liquidation or other Distribution event, and nothing contained in Section 15.3(c) or elsewhere in this Agreement is intended to treat or cause such Distributions to be treated as sales for value. The Fair Market Value of such assets shall be determined by an independent appraiser to be selected by the General Partner.

         . If at the time of liquidation the General Partner or other liquidator shall determine that an immediate sale of part or all of the Partnership assets could cause undue loss to the Partners, the liquidator may, in order to avoid loss, but only with the Consent of the Special Limited Partner, either defer liquidation and retain all or a portion of the assets or distribute all or a portion of the assets to the Partners in kind. In the event that the liquidator elects to distribute such assets in kind, the assets shall first be assigned a value (by appraisal by an independent appraiser) and the unrealized appreciation or depreciation in value of the assets shall be allocated to the Partners' Capital Accounts, as if such assets had been sold, in the manner described in
Section 10.2, and such assets shall then be distributed to the Partners as provided herein. In applying the preceding sentence, the Apartment Housing shall not be assigned a value less than the unamortized principal balance of any loan secured thereby.

         . Each of the Partners shall be furnished with a statement prepared or caused to be prepared by the General Partner or other liquidator, which shall set forth the assets and liabilities of the Partnership as of the date of complete liquidation. Upon compliance with the distribution plan as outlined in Sections 15.3 and 15.4, the Limited Partner and Special Limited Partner shall cease to be such and the General Partner shall execute, acknowledge and cause to be filed those certificates referenced in Section 15.6.

         .ction 15.6 Certificates of Dissolution; Certificate of Cancellation of Certificate of Limited Partnership

         (a) Upon the dissolution of the Partnership, the General Partner shall cause to be filed in the office of, and on a form prescribed by the Secretary of State of the State, a certificate of dissolution. The certificate of dissolution shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, the event causing the Partnership's dissolution and the date of the dissolution.

         (b) Upon the completion of the winding up of the Partnership's affairs, the General Partner shall cause to be filed in the office of, and on a form prescribed by, the Secretary of State of the State, a certificate of cancellation of the Certificate of Limited Partnership. The certificate of cancellation of the Certificate of Limited Partnership shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, and any other information which the General Partner determines to include therein.


                                   ARTICLE XVI

                                   AMENDMENTS

         This Agreement may be amended by a unanimous consent of the Partners after a meeting of the Partners, which meeting shall be held after proper notice as provided in Section 17.2 of this Agreement. For purposes of this Article XVI, a Partner shall grant its consent to a proposed amendment unless such Partner reasonably determines that the proposed amendment is adverse to the Partner's Interest.

                                  ARTICLE XVII

                                  MISCELLANEOUS

         .ection 17.1  Voting Rights

         (a) The Limited Partner shall have no right to vote upon any matters affecting the Partnership, except as provided in this Agreement. At a meeting of the Partnership, the Limited Partner may vote:

                  (1) to approve or disapprove the Sale or Refinancing of the Apartment Housing;

                  (2) to remove the General Partner and elect a substitute Gen-eral Partner as provided in this Agreement;

                  (3) to elect a successor General Partner upon the Withdrawal of the General Partner;

                  (4) to approve or disapprove the dissolution of the Partner-ship; or

                  (5) subject to the provisions of Article XVI hereof, to amend this Agreement; or

                  (6) to approve or disapprove the refinancing of the Mortgage.

         (b) On any matter  where the  Limited  Partner  has the right to  vote,
votes may only  be  cast  at  a duly  called   meeting  of  the  Partnership  or
through written action without a meeting.

         (c) The Special Limited Partner shall have the right to consent to those actions or inactions of the Partnership and/or General Partner as otherwise set forth in this Agreement, and the General Partner is prohibited from any action or inaction requiring such consent unless such consent has been obtained.

         . Meetings of the Partnership may be called either (a) at any time by the General Partner; or (b) upon the General Partner's receipt of a written or facsimile request from the Limited Partner setting forth the purpose of such meeting. Within ten days after receipt of the Limited Partner's written or facsimile request for a meeting, the General Partner shall provide all Partners with written notice of the meeting (which shall be by telephone conference, or at the principal place of business of the Partnership or such other location referenced in the notice) to be held not less than 15 days nor more than 30 days after receipt of such written or facsimile request from the Limited Partner, which notice shall specify the time and place of such meeting and the purpose or purposes thereof. If the General Partner fails to provide the written notice of the meeting within ten days after receipt of the Limited Partner's request to hold a meeting, then the Limited Partner may provide the written notice of the meeting to all the Partners, which notice shall specify the time and place of such meeting and the purpose or purposes thereof. All meetings and actions of the Limited Partner shall be governed in all respects, including matters relating to notice, quorum, adjournment, proxies, record dates and actions without a meeting, by the applicable provisions of the Act, as it shall be amended from time to time.

         . Any notice given pursuant to this Agreement may be served personally on the Partner to be notified, or may be mailed, first class postage prepaid, to the following address, or to such other address as a party may from time to time designate in writing:

       To the General Partner:    Mark-Dana Corporation
                                  19 Silverstrand Place, Suite 201
                                  The Woodlands, Texas  77381
                                  With a copy to:
                                  Mark-Dana Corporation
                                  2249 Jefferson Highway
                                  Fishersville, VA  22939

       To the Non-Profit
       Special Limited Partner:   Virginia United Methodist Housing
                                  Development Corporation
                                  P.O. Box 698
                                  Locust Grove, Virginia  22508

       To the Remaining
       Limited Partner:           Paul E. Norris
                                  2823 Plantation Road
                                  Charlotte, North Carolina  28270

       To the Limited Partner:    WNC Housing Tax Credit Fund VI, L.P., Series 6
                                  c/o WNC & Associates, Inc.
                                  3158 Redhill Ave., Suite 120
                                  Costa Mesa, CA   92626-3416

       To the Special
       Limited Partner:           WNC Housing, L.P.
                                  3158 Redhill Ave., Suite 120
                                  Costa Mesa, CA   92626-3416

         . All the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Partners.

         . If the General Partner should deem it advisable to do so, the Partnership shall record in the office of the County Recorder of the county in which the principal place of business of the Partnership is located a certified copy of the Certificate of Limited Partnership, or any amendment thereto, after such Certificate or amendment has been filed with the Secretary of State of the State.

         .ection 17.6 Amendment of Certificate of Limited Partnership

         (a) The General Partner shall cause to be filed, within 30 days after the happening of any of the following events, an amendment to the Certificate of Limited Partnership reflecting the occurrence of any of the following.

                  (1) A change in the name of the Partnership.

                  (2) A change in the street address of the Partnership's principal executive office.

                  (3) A change in the address, or the Withdrawal, of a General Partner, or a change in the address of the agent for service of process, or appointment of a new agent for service of process.

                  (4) The admission of a General Partner and that Partner's address.

                  (5) The discovery by the General Partner of any false or erroneous material statement contained in the Certificate of Limited Partnership or any amendment thereto.

         (b) The Certificate of Limited Partnership may also be amended in conformity with this Agreement at any time in any other respect that the General Partner determines.

         (c) The General Partner shall cause the Certificate of Limited Partnership to be amended, when required or permitted as aforesaid, by filing a certificate of amendment thereto in the office of, and on a form prescribed by, the Secretary of State of the State. The certificate of amendment shall set forth the Partnership's name, the Secretary of State's file number for the Partnership and the text of the amendment.

         . This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

         . Captions to and headings of the Articles, Sections and subsections of this Agreement are solely for the conveniences of the Partners, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

         . If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         . If the operation of any provision of this Agreement would contravene the provisions of applicable law, or would result in the imposition of general liability on any Limited Partner or Special Limited Partner, such provisions shall be void and ineffectual.

         . All the Partners hereby agree that the General Partner shall be the "Tax Matters Partner" pursuant to the Code and in connection with any audit of the federal income tax returns of the Partnership.

         (a) The Tax Matters Partner shall furnish to each Partner notice and information with respect to the following: closing conference with an examining agent; proposed adjustments, rights of appeal, and requirements for filing a protest; time and place of any appeals conference; acceptance by the Internal Revenue Service of any settlement offer; consent to the extension of the period of limitation with respect to all Partners; filing of a request for administrative adjustment on behalf of the Partnership; filing by the Tax Matters Partner or any other Partner of any petition for judicial review; filing of any appeal with respect to any judicial determination; and a final judicial redetermination.

         (b) If the Tax Matters Partner shall determine to litigate any administrative determination relating to federal income tax matters, then the Tax Matters Partner shall litigate such matter in such court as the Tax Matters Partner shall decide in its sole discretion.

         (c) In discharging its duties and responsibilities, the Tax Matters Partner shall act as a fiduciary (1) to the Limited Partner (to the exclusion of the other Partners) insofar as tax matters related to the Tax Credits are concerned, and (2) to all of the Partners in other respects.

         (d) The Partners consent and agree that in connection with any audit of the Partnership, or if the Tax Matters Partner withdraws from the Partnership or the Tax Matters Partner becomes Bankrupt, then the Special Limited Partner may become, in its sole discretion, a special general partner, and become the Tax Matters Partner. The Limited Partner will make no claim against the Partnership in respect of any action or omission by the Tax Matters Partner during such time as the Special Limited Partner acts as the Tax Matters Partner.

         .ection 17.12  Expiration of Compliance Period

         (a) Notwithstanding any provision hereof to the contrary (other than this Section 17.12), the Special Limited Partner shall have the right at any time after the beginning of the last year of the Compliance Period to require, by written notice to the General Partner, that the General Partner promptly submit a written request to the applicable State Tax Credit Agency pursuant to
Section 42(h) of the Code (or any successor provision) that such agency endeavor to locate within one year from the date of such written request a purchaser for the Apartment Housing who will continue to operate the Apartment Housing as a qualified low income property, at a purchase price that is not less than the minimum amount set forth in Section 42(h)(6) of the Code (or any successor provision). In the event that the State Tax Credit Agency obtains an offer satisfying the conditions of the preceding sentence, the General Partner shall promptly notify the Special Limited Partner in writing with respect to the terms and conditions of such offer, and, if the Special Limited Partner notifies the General Partner that such offer should be accepted, the General Partner shall cause the Partnership promptly to accept such offer and to proceed to sell the Apartment Housing pursuant to such offer.

         (b) Notwithstanding any other provision of this Agreement to the contrary, the Special Limited Partner shall have the right at any time after the end of the Compliance Period to require, by written notice to the General Partner (the "Required Sale Notice"), that the General Partner promptly use its best efforts to obtain a buyer for the Apartment Housing on the most favorable terms then available. The General Partner shall submit the terms of any proposed sale to the Special Limited Partner for its approval in the manner set forth in
Section 17.12(a) hereof. If the General Partner shall fail to so obtain a buyer for the Apartment Housing within six months of receipt of the Required Sale Notice or if the Consent of the Special Limited Partner in its sole discretion shall be withheld to any proposed sale, then the Special Limited Partner shall have the right at any time thereafter to obtain a buyer for the Apartment Housing on terms acceptable to the Special Limited Partner (but not less favorable to the Partnership than any proposed sale previously rejected by the Special Limited Partner). In the event that the Special Limited Partner so obtains a buyer, it shall notify the General Partner in writing with respect to the terms and conditions of the proposed sale and the General Partner shall cause the Partnership promptly to sell the Apartment Housing to such buyer.

         (c) A sale of the Apartment Housing prior to the end of the Compliance Period may only take place if the conditions of Section 42(j)(6) of the Code (or any successor provision) will be satisfied upon such sale by having the purchaser of the Apartment Housing post the required bond on behalf of the Partnership.

         . All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

         . This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and all prior understandings and agreements between the parties, written or oral, respecting this transaction are merged in this Agreement.

         . This Agreement and its application shall be governed by the laws of the State.

         . If a suit or action is instituted in connection with an alleged breach of any provision of this Agreement, the prevailing party shall be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney's fees, including fees on any appeal.

         . The Partners agree that the General Partner shall send to the Limited Partner and the Special Limited Partner within five days of receipt a copy of any correspondence relative to the Apartment Housing's noncompliance with the Mortgage, relative to the Apartment Housing's noncompliance with the Tax Credit rules or regulations, relative to the acceleration of the Mortgage and/or relative to the disposition of the Apartment Housing.

         . As security for the performance of the respective obligations to which any Partner may be subject under this Agreement, the Partnership shall have (and each Partner hereby grants to the Partnership) a security interest in their respective Interests of such Partner in all funds distributable to said Partner to the extent of the amount of such obligation.

         IN WITNESS WHEREOF, this Amended and Restated Agreement of Limited Partnership of Country Club Investors, L.P., a Virginia limited partnership, is effectively made and entered into as of the _______ day of _____________, 1999.

                               GENERAL PARTNER

                               Mark-Dana Corporation

                               By:
                                       David M. Koogler
                                       President

                               NON-PROFIT SPECIAL LIMITED PARTNER

                               Virginia United Methodist Housing Development Corporation

                               By:
                                       J. Robert Regan, Jr.
                                       President

Signatures continued on next page

                               REMAINING LIMITED PARTNER


                               Paul E. Norris

                               WITHDRAWING GENERAL PARTNER

                               Jaelkay Incorporated

                               By:
                                       Name:
                                       Title:

                               WITHDRAWING ORIGINAL LIMITED PARTNERS


                               Dana R. Koogler


                               David Mark Koogler

                               LIMITED PARTNER

                               WNC Housing Tax Credit Fund VI, L.P., Series 6

                               By:     WNC & Associates, Inc.,
                                       General Partner

                                       By:      _________________________
                                                David N. Shafer,
                                                Senior Vice President

                               SPECIAL LIMITED PARTNER

                               WNC Housing, L.P.

                               By:     WNC & Associates, Inc.,
                                       General Partner

                                       By:      _______________________________
                                                David N. Shafer,
                                                Senior Vice President

                              AMENDED AND RESTATED

                       AGREEMENT OF LIMITED PARTNERSHIP OF

                                KECHEL TOWER L.P.

                         AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                                KECHEL TOWER L.P.


         THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP is being entered into effective as of the date written below by and between Compass Square Development Corporation as the general partner (the "General Partner"), WNC Institutional Tax Credit Fund VII, L.P., a California limited partnership as the limited partner (the "Limited Partner"), WNC HOUSING, L.P., as the special limited partner (the "Special Limited Partner"), and Lawrence R. Ulrich as the withdrawing limited partner (referred to herein as the "Original Limited Partner").

                                    RECITALS

         WHEREAS, Kechel Tower L.P., an Indiana limited partnership (the "Partnership") recorded a certificate of limited partnership with the Indiana Secretary of State on October 16, 1998. A partnership agreement dated on October 15, 1998 was entered into by and between the General Partner and the Original Limited Partner (the "Original Partnership Agreement").

         WHEREAS, the Partners desire to enter into this Agreement to provide for, among other things, (i) the admission of the Limited Partner and the Special Limited Partner as partners of the Partnership, (ii) the liquidation of the Original Limited Partner's Interest in the Partnership (iii) the payment of Capital Contributions by the Limited Partner and the Special Limited Partner to the Partnership, (iv) the allocation of Income, Losses, Tax Credits and distributions of Net Operating Income and other cash funds of the Partnership among the Partners (v) the respective rights, obligations and interests of the Partners to each other and to the Partnership, and (vi) certain other matters.

         NOW, THEREFORE, in consideration of their mutual agreements herein set forth, the Partners hereby agree to enter into this Agreement to provide as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 "Accountant" shall mean Katz, Sapper & Miller LLP, or such other firm of independent certified public accountants as may be engaged for the Partnership by the General Partner with the Consent of the Special Limited Partner. Notwithstanding any provision of this Agreement to the contrary, the Special Limited Partner shall have the discretion to dismiss the Accountants for cause if such Accountant fails to provide, or inaccurately provides, the information required in Section 14.2 and 14.3 of this Agreement.

         Section 1.2 "Act" shall mean the laws of the State governing limited partnerships, as now in effect and as the same may be amended from time to time.

         Section 1.3 "Actual Tax Credit" shall mean as of any point in time, the total amount of the LIHTC actually allocated by the Partnership to the Limited Partner, representing 99.98% of the LIHTC actually received by the Partnership, as shown on the applicable tax returns of the Partnership.

         Section 1.4 "Adjusted Capital Account Deficit" shall mean with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant fiscal period, after giving effect to the following adjustments:

         (a) Credit to such Capital Account any amounts which such Partner is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

         (b) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of
the Treasury Regulations.

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

         Section 1.5 "Affiliate" shall mean (a) any Person directly or indirectly controlling, controlled by, or under common control with another Person; (b) any Person owning or controlling 10% or more of the outstanding voting securities of such other Person; (c) any officer, director, trustee, or partner of such other Person; and (d) if such Person is an officer, director, trustee or general partner, any other Person for which such Person acts in any such capacity.

         Section 1.6 "Agreement" or "Partnership Agreement" shall mean this Agreement of Limited Partnership, as it may be amended from time to time. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and "hereunder," when used with reference to this Agreement, refers to this Agreement as a whole, unless the context otherwise requires.

         Section 1.7 "Area Five Agency Weatherization Grant" shall mean the grant to the partnership in the amount of $43,700 from the Area Five Agency for the Partnership's efforts to provide energy efficient housing.

         Section 1.8 "Assignee" shall mean a Person who has acquired all or a portion of the Limited Partner's beneficial interest in the Partnership and has not become a Substitute Limited Partner.

         Section 1.9 "Bankruptcy" or "Bankrupt" shall mean the making of an assignment for the benefit of creditors, becoming a party to any liquidation or dissolution action or proceeding, the commencement of any bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors, or the appointment of a receiver, liquidator, custodian or trustee and, if any of the same occur involuntarily, the same not being dismissed, stayed or discharged within 90 days; or the entry of an order for relief under Title 11 of the United States Code. A Partner shall be deemed Bankrupt if the Bankruptcy of such Partner shall have occurred and be continuing.

         Section 1.10 "Capital Account" shall mean, with respect to each Partner, the account maintained for such Partner comprised of such Partner's Capital Contribution as increased by allocations to such Partner of Partnership Income (or items thereof) and any items in the nature of income or gain which are specially allocated pursuant to Section 10.3 or 10.4 hereof, and decreased by the amount of any Distributions made to such Partner, and allocations to such Partner of Partnership Losses (or items thereof) and any items in the nature of expenses or losses which are specially allocated pursuant to Section 10.3 or
10.4 hereof.

         In the event of any transfer of an interest in the Partnership in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

         The foregoing definition and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Section 1.704-1(b), as amended or any successor thereto, and shall be interpreted and applied in a manner consistent with such Treasury Regulation.

         Section 1.11 "Capital Contribution" shall mean the total amount of money, or the Gross Asset Value of property contributed to the Partnership, if any, by all the Partners or any class of Partners or any one Partner as the case may be (or by a predecessor-in-interest of such Partner or Partners), reduced by any such capital which shall have been returned pursuant to Section 7.3, 7.4 or
7.5 of this Agreement. A loan to the Partnership by a Partner shall not be considered a Capital Contribution.

         Section 1.12 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

         Section 1.13 "Completion of Construction" shall mean the completion of rehabilitation of the Project substantially in accordance with the Project Documents in order to obtain the required certificates of occupancy (or the local equivalent) for all twenty-three (23) apartment units as evidenced by the issuance of the certificate of occupancy by the governmental agency having jurisdiction over the Project or by the issuance of the inspecting architect's certification, in a form substantially similar to that attached hereto as Exhibit "E". The rehabilitation shall be completed in good workmanlike manner, free and clear of all mechanic's, materialmen's or similar liens. All other expenses and costs must be paid with respect to the Project through completion, including but not limited to costs of financing.

         Section 1.14 "Compliance Period" shall  mean the  period set  forth  in
Section 42 (i)(1) of the Code, as amended, or any successor statute.

         Section 1.15 "Consent of the Special Limited Partner" shall mean the prior written consent or approval of the Special Limited Partner.

         Section 1.16 "Construction Contract" shall mean the construction con-tract in the amount of $1,278,902, entered into between the Partnership and the Contractor pursuant to which the Project is being constructed.

         Section 1.17 "Construction Loan" shall mean the loan obtained from Security Federal Savings Bank in the principal amount of $1,600,000 at an interest rate equal to 8% per annum for a term of 12 months to provide funds for the acquisition and renovation and development of the Project. Where the context admits, the term "Construction Loan" shall include any deed, deed of trust, note, security agreement, assumption agreement or other instrument executed in connection with the Construction Loan which is binding on the Partnership. The Partners hereby agree that the Construction Loan will convert to a Mortgage Loan upon Completion of Construction. The difference between the construction loan balance and the permanent mortgage being paid upon completion of the project.

         Section 1.18 "Contractor" shall mean Triad Associates, Inc., which is the general construction contractor for the Project.

         Section 1.19 "Debt Service Coverage" shall mean the ratio between the Net Operating Income (excluding Mortgage payments) and the debt service required to be paid on the Mortgage(s); as example, a 1.15 Debt Service Coverage means that for every $1.00 of debt service required to be paid there must be $1.15 of Net Operating Income available. A worksheet for the calculation of Debt Service Coverage is found in the Report of Operations attached hereto as Exhibit "H" and incorporated herein by this reference.

         Section 1.20 "Deferred Management Fee" shall have the meaning set forth in Section 9.2(c) hereof.

         Section 1.21 "Developer" shall mean Four County Comprehensive Mental Health Center, Inc.

         Section 1.22 "Development Fee" shall mean the fee payable to the Developer pursuant to Section 9.2(a) of this Agreement for services incident to the development and construction of the Project in accordance with the Development Services Agreement between the Partnership and the Developer dated the even date herewith and incorporated herein by this reference.

         Section 1.23 "Distributions" shall mean the total amount of money, or the Gross Asset Value of property (net of liabilities securing such distributed property that such Partner is considered to assume or take subject to under
Section 752 of the Code), distributed to Partners with respect to their Interests in the Partnership, but shall not include any payments to the General Partner or its Affiliates for fees or other compensation as provided in this Agreement or any guaranteed payment within the meaning of Section 707(c) of the Code, as amended, or any successor thereto.

         Section 1.24 "Fair Market Value" shall mean, with respect to any property, real or personal, the price a ready, willing and able buyer would pay to a ready, willing and able seller of the property, provided that such value is reasonably agreed to between the parties in arm's-length negotiations and the parties have sufficiently adverse interests.

         Section 1.25 "FHLB AHP Subsidy" shall mean Federal Home Loan Bank Affor dable Housing Program Subsidy in the amount of $250,000.

         Section 1.26 "First Year Certificate" shall mean the certificate to be filed by the General Partner with the Secretary of the Treasury as required by Code Section 42(1)(1), as amended, or any successor thereto.

         Section 1.27 "Force Majeure" shall mean any act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockage, public riot, fire, flood, explosion, governmental action, governmental delay, restraint or inaction and any other cause or event, whether of the kind enumerated specifically herein, or otherwise, which is not reasonably within the control of a Partner to this Agreement claiming such suspension.

         Section 1.28 "General Partner(s)" shall mean Compass Square Development Corporation and such other Persons as are admitted to the Partnership as additional or substitute General Partners pursuant to this Agreement.

         Section 1.29 "Gross Asset Value" shall mean with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

         (a) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the Fair Market Value of such asset, as determined by the contributing Partner and the General Partner, provided that, if the contributing Partner is a General Partner, the determination of the Fair Market Value of a contributed asset shall be determined by appraisal;

         (b) The Gross Asset Values of all Partnership assets shall be adjusted to equal their respective Fair Market Values, as determined by the General Partner, as of the following times: (1) the acquisition of an additional Interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (2) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an Interest in the Partnership; and (3) the liquidation of the Partnership within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that the adjustments pursuant to clauses (1) and (2) above shall be made only with the Consent of the Special Limited Partner and only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

         (c) The Gross Asset Value of any Partnership asset distributed to any Partner shall be adjusted to equal the Fair Market Value of such asset on the date of distribution as determined by the distributee and the General Partner, provided that, if the distributee is a General Partner, the determination of the Fair Market Value of the distributed asset shall be determined by appraisal; and

         (d) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and Section 10.3(g) hereof; provided however, that Gross Asset Values shall not be adjusted pursuant to this Section 1.29(d) to the extent the General Partner determines that an adjustment pursuant to Section 1.29(b) hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this Section 1.29(d).

         If the Gross Asset Value of an asset has been determined or adjusted pursuant to Section 1.29(a), Section 1.29(b), or Section 1.29(d) hereof, such Gross Asset Value shall thereafter be adjusted by the depreciation taken into account with respect to such asset for purposes of computing Income and Losses.

         Section 1.30 "Hazardous Substance" shall mean and include any substance, material or waste, including asbestos, petroleum and petroleum products (including crude oil), that is or becomes designated, classified or regulated as "toxic" or "hazardous" or a "pollutant" or that is or becomes similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance including, without limitation, Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and the regulations adopted and publications promulgated pursuant thereto.

         Section 1.31 "Historic Tax Credits" shall mean the tax credit permitted for rehabilitation expenditures with respect to certified historic structures in accordance with Code Section 47, as amended from time to time.

         Section 1.32 "Improvements" shall mean the twenty-three (23) unit apart ment complex for special needs residents rehabilitated in accordance with the plans and specifications and Project Documents.

         Section 1.33 "Incentive Management Fee" shall have the meaning set forth in Section 9.2(e) hereof.

         Section 1.34 "Income and Losses" shall mean, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

         (a) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Income or Losses pursuant to this Section 1.34 shall be added to such taxable income or loss;

         (b) Any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulation Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Income and Losses pursuant to this Section 1.34 shall be subtracted from such taxable income or loss;

         (c) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to Section 1.29(a) or (b) hereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Income and Losses;

         (d) Gain or loss resulting from any disposition of Partnership assets with respect to which gain or loss is recognized for federal income purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

         (e) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account depreciation for such fiscal year or other period, computed as provided below; and

         (f) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Sections 10.3 or 10.4 hereof shall not otherwise be taken into account in computing Income or Losses.

         Depreciation for each fiscal year or other period shall be calculated as follows: an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period for federal income tax purposes, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

         Section 1.35 "Indiana Department of Natural Resources Grant" shall mean Indiana Department of Natural Resources Grant in the amount of $4,000.00

         Section 1.36 "Insurance" shall mean:

                  (a) during construction, the Insurance shall include builder's risk insurance, liability insurance in the minimum amount of $2,000,000 per occurrence with an aggregate of $2,000,000, and worker's compensa tion;

                  (b) during operations the Insurance shall include business interruption coverage covering actual sustained loss for 12 months, worker's compensation, hazard coverage (including but not limited to fire, or other casualty loss to any structure or building on the Project in an amount equal to the full replacement value of the damaged property without deducting for depreciation) and general liability coverage against liability claims for bodily injury or property damage in the minimum amount of $2,000,000 per occurrence and an aggregate of $2,000,000;

                  (c) all liability coverage shall include an umbrella liability
coverage in a minimum amount of $4,000,000 per occurrence and an aggregate    of
$4,000,000;

                  (d) all Insurance polices shall name the Partnership as    the
named insured and the Limited Partner as  an  additional  insured,  and    WNC &
Associates,  Inc. as the certificate holder;

                  (e) all Insurance policies shall include a provision to notify the insured prior to cancellation;

                  (f) hazard coverage must include inflation and building or ord inance endorsements;

                  (g) the minimum builder's risk coverage shall be in an amount equal to the construction contract amount; and

                  (h) the Contractor  must also provide  evidence of   liability
coverage equal to $1,000,000 per occurrence with an aggregate of $2,000,000 and shall name the Partnership as an additional insured and WNC & Associates, Inc., as certificate holder.

         Section 1.37 "Insurance Company" shall mean any insurance company engaged by the General Partner for the Partnership with the Consent of the Special Limited Partner which Insurance Company shall have an A rating or better for financial safety by A.M. Best or Standard & Poor's.

         Section 1.38 "Interest" shall mean the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled hereunder and the obligation of such Partner to comply with the terms of this Agreement.

         Section 1.39 "Involuntary Withdrawal" means any Withdrawal caused by the death, adjudication of insanity or incompetence, or Bankruptcy of a General Partner, or the removal of a General Partner pursuant to Section 13.2 hereof.

         Section 1.40 "LIHTC" shall mean the low-income housing tax credit established by TRA 1986 and which is provided for in Section 42 of the Code, as amended, or any successor thereto.

         Section 1.41 "Limited Partner" shall mean WNC Institutional Tax Credit Fund VII, L.P., a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

         Section 1.42 "Management Agent" shall mean the property management company which oversees the property management functions for the Project and which is on-site at the Project. The initial Management Agent shall be Four County Comprehensive Mental Health Center, Inc.

         Section 1.43 "Management Agreement" shall mean the agreement    between
the Partnership and the Management Agent for property management services.

         Section 1.44 "Minimum Set-Aside Test" shall mean the 40-60 set-aside test pursuant to Section 42(g), as amended and any successor thereto, of the Code with respect to the percentage of apartment units in the Project to be occupied by tenants whose incomes are equal to or less than the required percentage of the area median gross income. Notwithstanding the foregoing, the General Partner has agreed to rent 23 apartment units to tenants whose income is 50% or less of the area median income as adjusted for family size.

         Section 1.45 "Mortgage" or "Mortgage Loan" shall mean the permanent nonrecourse financing wherein the Partnership promises to pay: Security Federal Savings Bank, or its successor or assignee, the principal sum of $266,500, plus interest on the principal at 8.00% per annum over a term of 18 years and amortized over 30 years. Where the context admits, the term "Mortgage" or "Mortgage Loan" shall include any mortgage, deed, deed of trust, note,
regulatory  agreement,   security  agreement,   assumption  agreement  or  other
instrument executed in connection with the Mortgage which is binding on the Partnership; and in case any Mortgage is replaced or supplemented by any subsequent mortgage or mortgages, the Mortgage shall refer to any such subsequent mortgage or mortgages. In the event the terms of the Mortgage are not as specified herein and the Limited Partner determines in its discretion that the Debt Service Coverage falls below 1.10 then at the request of the Limited Partner the General Partner shall reduce the principal of the Mortgage to an amount the Limited Partner determines is adequate to produce a 1.10 Debt Service Coverage. The Mortgage funds shall be used to retire the Construction Loan and if there are any funds remaining the Mortgage funds shall be used to retire any outstanding hard construction costs including labor and materials.

         Section 1.46 "Net Operating Income" shall mean: (a) the excess of actual receipt on a cash basis by the Partnership of revenues from operations of the Partnership, including, without limitation, rental income (but not any subsidy thereof from the General Partner or an Affiliate thereof), but excluding prepayments, security deposits and interest thereon, (b) over all cash operating obligations of the Partnership (other than those covered by insurance) in accordance with the applicable budget adopted by the Partnership in accordance with Section 14.3(j) of this Agreement (the "Budget"), including, without limitation, the payment of the Mortgage, the Management Agent fees (which shall be deemed to include that portion of such fees which is deferred and not currently paid) and the funding of reserves in accordance with Article VIII of this Agreement, and a reserve for all taxes or payments in lieu of taxes and any other expenses which may reasonably be expected to be paid in a subsequent period but which on an accrual basis are allocable to the period in question, such as insurance premiums, audit, tax or accounting expenses (excluding deductions for cost recovery of buildings, improvements and personal property and amortization of any financing fees). Without limiting the generality of the foregoing, the Partnership's gross revenues for purposes of this Section shall not include Capital Contributions, borrowings, any lump-sum payment or any other extraordinary receipt of funds thereby, or interest or any other income earned on investment of its funds, and unless otherwise provided in a Budget, the cash operating obligations of the Partnership shall be deemed to include real estate taxes for the period at the fully assessed rate.

         Section 1.47 "Nonrecourse Deductions" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(1).

         Section 1.48 "Nonrecourse Liability" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(3).

         Section 1.49 "Operating Deficit" shall mean for any fiscal year when the Partnership does not have Net Operating Income as determined by the Accountant and approved by the Special Limited Partner.

         Section 1.50 "Operating Deficit Guarantee Period" shall mean the period commencing with the date of this Agreement and ending three years following the three consecutive months of Break-even Operations.

         Section 1.51 "Operating Loans" shall mean loans made by the General Partner to the Partnership pursuant to Article VI of this Agreement, which loans do not bear interest and are repayable only as provided in Article XI of this Agreement.

         Section 1.52 "Partner(s)" shall collectively mean the General Partner, the Limited Partner and the Special Limited Partner or individually may mean any Partner as the context dictates.

         Section 1.53 "Partner Nonrecourse Debt" shall have the meaning set forth in Section 1.704-2(b)(4) of the Treasury Regulations.

         Section 1.54 "Partner Nonrecourse Debt Minimum Gain" shall mean an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations.

         Section 1.55 "Partner Nonrecourse Deductions" shall have the meaning set forth in Sections 1.704-2 (i)(1) and 1.704-2(i)(2) of the Treasury Regula-tions.

         Section 1.56 "Partnership" shall mean the limited partnership continued under this Agreement.

         Section 1.57 "Partnership  Minimum Gain" shall mean the amount   deter-
mined in accordance with the principles of Treasury Regulation Sections 1.704 -2(b)(2) and 1.704-2(d).

         Section 1.58 "Permanent Mortgage Commencement" shall mean the first date on which all of the following have occurred: (a) the Construction Loan shall have been repaid in full; and (b) the closing of the Mortgage shall have occurred and amortization of the Mortgage shall have commenced.

         Section 1.59 "Person" shall mean an individual, proprietorship,  trust,
estate, partnership, joint venture, association, company, corporation or   other
 entity.

         Section 1.60 "Project" shall collectively mean the approximately .50 acres of land in Logansport, Cass County, Indiana, as more fully described in Exhibit "A" attached hereto and incorporated herein by this reference, and the Improvements.

         Section 1.61 "Project Documents" shall mean and include all documents delivered to or required by the Construction Loan and Mortgage Loan and/or any governmental agency having jurisdiction over the Project in connection with the development, construction and financing of the Project, including but not limited to, the approved plans and specifications for the development and construction of the Project.

         Section 1.62 "Projected Annual Tax Credits" shall mean LIHTC in the amount of $37,371 for 1999, $125,803 per year for each of the years 2000 through 2008, and $88,440 for 2009, which the General Partner has projected to be the total amount of LIHTC which will be allocated to the Limited Partner by the Partnership, constituting 99.98% of the aggregate amount of LIHTC of $1,258,290, to be available to the Partnership. The definition of Projected Annual Tax Credits is subject to change pursuant to Section 9.11(aa).

         Section 1.63 "Projected Federal Tax Credits" shall mean LIHTC in the aggregate amount of $1,258,290.

         Section 1.64 "Projected Historic Tax Credits"   shall mean the  Histor-
ic Tax Credits in the aggregate amount of $363,762 to be earned in the year the Project is placed in service.

         Section 1.65 "Projected State Historic Tax Credits" shall mean the Sta-te Historic Tax Credits in the aggregate amount of $100,000 to be earned in the year the Project is placed in service.

         Section 1.66 "Qualified Tenants" shall mean any tenants who have in-comes of 60% or less of the area median gross income, as adjusted for family size, so as to make the Project eligible for LIHTC.

         Section 1.67 "Rent Restriction Test" shall mean the  test  pursuant  to
 Section 42 of the Code whereby the gross rent charged to tenants of the low-income apartment units in the Project must not exceed 30% of the applicable in-come standards.

         Section 1.68 "Reporting Fee" shall have the meaning set forth in Sec-tion 9.2(d) hereof.

         Section 1.69 "Revised Projected Tax Credits" shall have the meaning set forth in Section 7.4(a) hereof.

         Section 1.70 "Sale or Refinancing" shall mean any of the following items or transactions: a sale, transfer, exchange or other disposition of all or substantially all of the assets of the Partnership, a condemnation of or casualty at the Project or any part thereof, a claim against a title insurance company, the refinancing or any Mortgage Note or other indebtedness of the Partnership and any similar item or transaction; provided, however, that the payment of Capital Contributions by the Partners shall not be included within the meaning of the term "Sale or Refinancing."

         Section 1.71 "Sale or Refinancing Proceeds" shall mean all cash receipts of the Partnership arising from a Sale or Refinancing (including principal and interest received on a debt obligation received as consideration in whole or in part, on a Sale or Refinancing) less the amount paid or to be paid in connection with or as an expense of such Sale or Refinancing, and with regard to damage recoveries or insurance or condemnation proceeds, the amount paid or to be paid for repairs, replacements or renewals resulting from damage to or partial condemnation of the Project.

         Section 1.72 "Special Limited Partner" shall mean WNC Housing, L.P., a California limited partnership, and such other Persons as are admitted to the Partnership as additional or substitute Special Limited Partners pursuant to this Agreement.

         Section 1.73 "State" shall mean the State of Indiana.

         Section 1.74 "State Historic Tax Credits" shall mean the tax credit permitted for rehabilitation expenditures with respect to certified historic structures in accordance with Indiana Code Section 6-3.1-16-1, as amended from time to time.

         Section 1.75 "State Tax Credit Agency" shall mean the state agency of Indiana which has the responsibility and authorization to administer the LIHTC program in Indiana.

         Section 1.76 "Substitute Limited Partner" shall mean any Person who is admitted to the Partnership as a Limited Partner pursuant to Section 12.5 or acquires the Interest of the Limited Partner pursuant to Section 7.3 of this Agreement.

         Section 1.77 "Tax Credit" shall mean any credit permitted under the Code or the law of any state against the federal or a state income tax liability of any Partner as a result of activities or expenditures of the Partnership including, without limitation, LIHTC.

         Section 1.78 "Tax Credit Conditions" shall mean, for the duration of the Compliance Period, any and all restrictions including, but not limited to, applicable federal, state and local laws, rules and regulations, which must be complied with in order to qualify for the LIHTC or to avoid an event of recapture in respect of the LIHTC.

         Section 1.79 "Tax Credit Period" shall mean the ten year time period referenced in Code Section 42(f)(1) over which the Projected Federal Tax Credits are allocated to the Partners. It is the intent of the Partners that the Projected Federal Tax Credits will be allocated during the Tax Credit Period and not a longer term.

         Section 1.80 "TRA 1986" shall mean the Tax Reform Act of 1986.

         Section  1.81  "Treasury   Regulations"   shall  mean  the  Income  Tax
Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         Section 1.82 "Withdrawing" or "Withdrawal" (including the verb form "Withdraw" and the adjectival forms "Withdrawing" and "Withdrawn") shall mean, as to a General Partner, the occurrence of the death, adjudication of insanity or incompetence, or Bankruptcy of such Partner, or the withdrawal, removal or retirement from the Partnership of such Partner for any reason, including any sale, pledge, encumbering, assignment or other transfer of all or any part of its General Partner Interest and those situations when a General Partner may no longer continue as a General Partner by reason of any law or pursuant to any terms of this Agreement.

                                   ARTICLE II

                                      NAME

         The name of the Partnership shall be "Kechel Tower L.P."


                                   ARTICLE III

                  PRINCIPAL EXECUTIVE OFFICE/AGENT FOR SERVICE

         Section 3.1 Principal Executive Office. The principal executive office of the Partnership is located at 1015 Michigan Ave., Logansport, Indiana 46947-1577, or at such other place or places within the State as the General Partner may hereafter designate.

         Section 3.2 Agent for Service of Process. The name of the agent for service of process on the Partnership is Ronald M. Katz Esq., Katz & Korin P. C., 1120 Market Tower, 10 West Market Street, Indianapolis, Indiana 46204-2964.

                                   ARTICLE IV

                                     PURPOSE

         The purpose of the Partnership is to acquire, construct, own and operate the Project in order to provide, in part, Tax Credits to the Partners in accordance with the provisions of the Code and the Treasury Regulations applicable to LIHTC and to sell the Project. The Partnership shall not engage in any business or activity which is not incident to the attainment of such purpose.

                                    ARTICLE V

                                      TERM

         The Partnership term commenced upon the filing of the Certificate of Limited Partnership in the office of, and on the form prescribed by, the Secretary of State of the State, and shall continue until December 31, 2040 unless terminated earlier in accordance with the provisions of this Agreement or as otherwise provided by law.

                                                     ARTICLE VI

                                      GENERAL PARTNER'S CONTRIBUTIONS AND LOANS

         Section 6.1 Capital Contribution of General Partner. The General Part-ner shall make a Capital Contribution in the amount of $126.

         Section 6.2 Construction and Operating Obligations;     General Partner
Loans.

         (a) The General Partner shall cause Completion of Construction in accordance with the Project Documents, and shall equip the Project or cause the same to be equipped with all necessary and appropriate fixtures, equipment and articles of personal property, including refrigerators and ranges. If costs and expenses necessary to effect Completion of Construction exceed the sum of the Capital Contributions, the proceeds of the Mortgage Note, and the net rental income prior to Completion of Construction, the General Partner shall be responsible for and shall be obligated to pay such deficiencies. Any such advances by the General Partner shall not change the Interest of any Partner in the Partnership and shall be considered a cost overrun and not be repayable. In addition, if (1) the Improvements are not completed on or before January 1, 2000 ("Completion Date") (which date may be extended in the events of Force Majeure, but in no event longer than three months from the Completion Date); (2) prior to completing the Improvements, there is an uncured default under or termination of the Construction Loan, Mortgage Loan commitment, or other material documents; or
(3) a foreclosure action is commenced against the Partnership, then at the Special Limited Partner's election, either the General Partner will be removed from the Partnership and the Special Limited Partner will be admitted as successor General Partner, all in accordance with Article XIII hereof, or the General Partner will repurchase the Interests of the Limited Partner and the Special Limited Partner for an amount equal to the amounts theretofore paid by the Limited Partner and the Special Limited Partner, and the Limited Partner and the Special Limited Partner shall have no further Interest in the Partnership. If the Limited Partner elects to have the General Partner repurchase the Interest of the Limited Partner then the repurchase shall occur within 60 days after the General Partner receives written demand from the Limited Partner.

         (b) From Completion of Construction until three consecutive months of Break-even Operations, the General Partner shall provide funds to pay Operating Deficits; and during the balance of the Operating Deficit Guarantee Period the General Partner will provide Operating Loans to pay any Operating Deficits up to a maximum amount equal to one-year operating expenses (including debt and reserves). Each Operating Loan shall be nonrecourse to the Partners, and shall be repayable out of 50% of the available Net Operating Income or Sale or Refinancing Proceeds in accordance with Article XI of this Agreement.

         Section 6.3 Other General Partner Loans. After expiration of the Operating Deficit Guarantee Period, with the Consent of the Special Limited Partner, the General Partner may loan to the Partnership any sums required by the Partnership and not otherwise reasonably available to it. Any such loan shall bear simple interest (not compounded) at the rate of 2% per annum above the then prevailing prime or reference rate charged by Bank of America N.T. & S.A., Main Office, San Francisco, California, or, if lesser, the maximum legal rate. The maturity date and repayment schedule of any such loan shall be as agreed to by the General Partner and the Special Limited Partner. The terms of any such loan shall be evidenced by a written instrument. The General Partner shall not charge a prepayment penalty on any such loan. Any loan in contravention of this Section shall be deemed an invalid action taken by the General Partner and such advance will be classified as a General Partner Capital Contribution.

                                   ARTICLE VII

                    CAPITAL CONTRIBUTIONS OF LIMITED PARTNER
                           AND SPECIAL LIMITED PARTNER

         Section 7.1 Original Limited Partner. The Original Limited Partner made a Capital Contribution of $99.99. Effective as of the date of this Agreement, the Original Limited Partner's Interest has been liquidated and the Partnership has reacquired the Original Limited Partner's Interest in the Partnership. The Original Limited Partner acknowledges that it has no further interest in the Partnership as a limited partner as of the date of this Agreement, and has released all claims, if any, against the Partnership arising out of its participation as a limited partner.

         Section 7.2 Capital Contribution of Limited Partner. The Limited Partner shall make a Capital Contribution in the amount of $1,348,268, as may be adjusted in accordance with Section 7.4 of this Agreement, in cash on the dates and subject to the conditions hereinafter set forth:

         (a)      $269,653 shall be payable upon:

                  (1) admittance of the Limited Partner into the Partnership;

                  (2) issuance to the Limited Partner of an opinion of the Partnership's legal counsel, in a form substantially similar to the form of opinion attached hereto as Exhibit "B" and incorporated herein by this reference;

                  (3) delivery to the Limited Partner of a fully executed Certi-fication and Agreement in the form attached hereto as Exhibit "C" and incorpora-ted herein by this reference;

                  (4) delivery to the Limited Partner of a  fully approved   and
executed Historic Preservation Certification Application Part 1 - Evaluation of Significance and Part 2 - Description of Rehabilitation;

                  (5) delivery to the Limited Partner of the building permit;

                  (6) verification that the Partnership has obtained Insurance;

                  (7) an ALTA Owner's Title Insurance Policy in the amount    of
debt plus equity with a non-imputation and fairway endorsements and copies of all Mortgage documents;

                  (8) Limited Partner approval of the construction costs, sources and uses and operating budget;

                  (9) closing of the Construction Loan;

                  (10) delivery to the Limited Partner of fully executed firm commitments for the Area Five Agency Weatherization Grant and the FHLB AHP Subsidy; and

                  (11) approval by the Limited Partner's acquisition committee within 30 days of receipt of all items referenced in Section 7.2(a).

         (b)      $539,306 shall be payable upon:

                  (1) Completion of Construction as approved by the Limited Part ner and as evidenced by the inspecting architect's certification and the con-truction draw request;.

                  (2) delivery to the Limited Partner of a certificate of occupancy (or equivalent evidence of local occupancy approval if a permanent certificate is not available) on all the apartment units in the Project;

                  (3) delivery to the Limited Partner of receipt of copies of all inspecting architect's application and certificate of payment (AIA Document G702, or similar form acceptable to the Limited Partner), all Construction Loan draw requests and a copy of the construction schedule and any updates to the construction schedule;

                  (4) delivery to the Limited Partner of a certification signed by the architect in a form substantially similar to the form attached hereto as Exhibit "E" and incorporated herein by this reference, indicating that the Improvements have been completed in accordance with the plans and specifications;

                  (5) delivery to the Limited Partner of a fully executed General Partner Certification in the form attached hereto as Exhibit "D" and incorporated herein by this reference, to the effect that all of the representations and warranties set forth in Article IX are accurate;

                  (6) delivery to the Limited Partner of a letter from the Contractor in a form substantially similar to the form attached hereto as Exhibit "G" and incorporated herein by this reference stating that all amounts payable to the Contractor have been paid in full and that the Partnership is not in violation of the Construction Contract; and

                  (7) delivery to the Limited Partner of a copy of the recorded grant deed (warranty deed);

         (c)      $269,653 shall be payable upon:

                  (1)achievement by the Partnership of a Debt Service   Coverage
of 1.10 for 90 consecutive days;

                  (2) delivery to the Limited Partner of current rent roll, copies of all initial tenant files including completed applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, income certification forms (LIHTC specific) and executed lease agreements collected by the Management Agent, or General Partner, verifying each tenant's eligibility as a Qualified Tenant;

                  (3) tenant income verification data to determine that 100% of the units in the Project qualify under Section 42 of the code; and

                  (4) delivery to the Limited Partner of a fully executed General Partner Certification in the form attached hereto as Exhibit "D" and incorporated herein by this reference, to the effect that all of the representations and warranties set forth in Article IX are accurate;

         (d) $134,827 shall be payable upon delivery to the Limited Partner of:

                  (1) copies of all Mortgage documents; and

                  (2) a fully executed General Partner Certification in the form attached hereto as Exhibit "D" and incorporated herein by this reference, to the effect that all of the representations and warranties set forth in Article IX are accurate.

         (e) $134,829 shall be payable upon delivery to the Limited Partner of:

                  (1) the first year tax return in which the Tax   Credits   are
taken;  provided

                  (2) a copy of the Declaration of Restrictive Covenants/Extend-ed Use Agreement entered into between the Partnership and the State Tax Credit
 Agency;

                  (3) an audited construction cost certification (which includes an itemized cost breakdown);

                  (4) the Accountant's final tax credit certification in a form substantially similar to the form attached hereto as Exhibit "F" and incorporated herein by this reference setting forth the Project's eligible basis with the amount of Tax Credits to which the Project is entitled;

                  (5) Internal Revenue Code Form 8609, or any successor form;

                  (6) a fully executed General Partner Certification in the form attached hereto as Exhibit "D" and incorporated herein by this reference, to the effect that all of the representations and warranties set forth in Article IX are accurate; and

                  (7) any documents previous not provided to the Limited Partner but required pursuant to this Section 7(a)(1) through Section 7(e)(6).

                  Section 7.3 Repurchase of Limited Partner's Interest. Within 60 days after the General Partner receives written demand from the Limited Partner and/or the Special Limited Partner, the Partnership shall repurchase the Limited Partner's Interest and/or the Special Limited Partner's Interest in the Partnership by refunding to it in cash the full amount of the Capital Contribution which the Limited Partner and/or the Special Limited Partner has theretofore made in the event that, for any reason, the Partnership shall fail to:

         (a) receive an allocation of LIHTC no later than the close of the calendar year during which the Project is placed in service;

         (b)  cause the Project to be placed in service by December 31, 1999;

         (c) achieve 90% occupancy of the Project by Qualified Tenants by January 1, 2000;

         (d) obtain Permanent Mortgage Commencement by November 1, 1999;

         (e) meet both the Minimum  Set-Aside Test and the Rent Restriction Test
not later than December 31 of the first year the Partnership  elects the   LIHTC
to commence in accordance with the Code;

         (f) obtain a carryover allocation, within the meaning of Section 42 of the Code, from the State Tax Credit Agency on or before December 31, 1998;

         (g) receive approval from the Limited Partner's acquisition committee by May 15, 1999; and

         (h) receive approved and executed Historic Preservation Certification Application Part 2 - Description of Rehabilitation.

         Section 7.4   Adjustment of Limited Partner's Capital Contribution.

         (a) If the anticipated amount of Projected Federal Tax Credits to be allocated to the Limited Partner and Special Limited Partner as evidenced by IRS Form 8609, Schedule A thereto, and the audited construction cost certification provided to the Limited Partner and Special Limited Partner are less than and/or greater than $1,258,164 (the "Revised Projected Tax Credits") then the Limited Partner's and Special Limited Partner's Capital Contribution provided for in
Section 7.2 and Section 7.5  respectively  shall be adjusted by the amount which will make the total Capital Contribution to be paid by the Limited Partner and Special Limited Partner to the Partnership for the LIHTC equal to 74% of the Revised Projected Federal Tax Credits so anticipated to be allocated to the Limited Partner and Special Limited Partner; and if the anticipated amount of Historic Projected Tax Credits to be allocated to the Limited Partner and Special Limited Partner as evidenced by the audited construction cost certification provided to the Limited Partner and Special Limited Partner are less than or greater than $363,726 (the "Revised Historic Projected Tax Credits") then the Limited Partner's and Special Limited Partner's Capital Contribution provided for in Section 7.2 and Section 7.5 respectively shall be adjusted by the amount which will make the total Capital Contribution to be paid by the Limited Partner and Special Limited Partner for the Historic Tax Credits equal to 90% of the Revised Historic Projected Tax Credits so anticipated to be allocated to the Limited Partner and Special Limited Partner. If the Capital Contribution is to be reduced in accordance with this Section 7.4(a) then the General Partner shall have ninety days from the date the General Partner receives notice from either the Limited Partner or the Special Limited Partner to pay the shortfall. If the Capital Contribution is to be increased in accordance with this Section 7.4 (a) then the Limited Partner and Special Limited Partner shall have ninety days from the date the Limited Partner and Special Limited Partner receives notice from the General Partner to pay the addition.

         (b) The General Partner is required to use its best efforts to rent 100% of the Project's apartment units to Qualified Tenants throughout the Compliance Period. If at the end of each calendar year during the first five calendar years following the year in which the Project is placed in service, the Actual Tax Credit for any fiscal year or portion thereof is or will be less than the Projected Annual Tax Credit, or the Revised Projected Tax Credit calculated on an annual basis ("Revised Projected Annual Tax Credit"), if applicable (the "Annual Credit Shortfall"), then, unless the Annual Credit Shortfall shall have previously been addressed under Section 7.4(a), the next Capital Contribution owed by the Limited Partner or the Special Limited Partner shall be reduced by the Annual Credit Shortfall amount, and any portion of such Annual Credit Shortfall in excess of such Capital Contribution shall be applied to reduce succeeding Capital Contributions of the Limited Partner or the Special Limited Partner. If the Annual Credit Shortfall is greater than the Limited Partner's and Special Limited Partner's remaining Capital Contributions then the General Partner shall pay to the Limited Partner and Special Limited Partner the excess of the Annual Credit Shortfall over the remaining Capital Contributions. The General Partner shall have ninety days to pay the Annual Credit Shortfall from the date the General Partner receives notice from either the Limited Partner or the Special Limited Partner.

         (c) In the event that, for any reason, at any time after the first five calendar years following the year in which the Project is placed in service, there is an Annual Credit Shortfall, then, unless the Annual Credit Shortfall shall have previously been addressed under Section 7.4(a) or Section 7.4(b), there shall be a reduction in the General Partner's share of Net Operating Income in an amount equal to the Annual Credit Shortfall and said amount instead shall be paid to the Limited Partner. In the event there are not sufficient funds to pay the full Annual Credit Shortfall to the Limited Partner at the time of the next Distribution of Net Operating Income, then the Limited Partner shall be treated as having made a constructive advance to the Partnership in an amount equal to the Annual Credit Shortfall (a "Credit Shortfall Loan"), which shall be deemed to have been made on January 1 of the year in which the Annual Credit Shortfall arises. Each Credit Shortfall Loan shall bear simple interest (not compounded) from the date on which such loan is deemed to have been made under this Section 7.4(d) at the rate equal to the 5-year Treasury money rate at the time of the Credit Shortfall Loan, or, if lesser, the maximum legal rate. Credit Shortfall Loans or any portion thereof shall be repaid in the next year in which sufficient monies are available from the General Partner's Net Operating Income, with interest payable prior to principal. In the event a Sale or Refinancing of the Project occurs prior to repayment in full of the Credit Shortfall Loan then the excess will be paid in accordance with Section 11.2(b).

         (d) The Partners recognize and acknowledge that the State Historic Tax Credits can only be used by an Indiana taxpayer to offset an Indiana tax liability. Therefore, notwithstanding the provision of 7.2(a), if the Limited Partner does not secure an Indiana investor for its limited partnership, then the amount of the Limited Partner's Capital Contribution shall be reduced by an amount equal to $90,000.

         (e) In the event there is a reduction in the qualified basis of the Project for income tax purposes following an audit by the Internal Revenue Service (IRS) resulting in a recapture of Tax Credits previously claimed, then, in addition to any other payments to which the Limited Partner and Special Limited Partner is entitled under the terms of this Section 7.3 the General Partner shall pay to the Limited Partner and the Special Limited Partner the sum of (1) the deficiency assessed against the Limited Partner or Special Limited Partner as a result of the Tax Credit recapture, (2) any interest and penalties imposed on the Limited Partner or Special Limited Partner with respect to such deficiency, and (3) an amount sufficient to pay any tax liability owed by the Limited Partner or Special Limited Partner resulting from the receipt of the amounts specified in (1) and (2).

         Section 7.5 Capital Contribution of Special Limited Partner. The Special Limited Partner shall make a Capital Contribution of $126 at the time of the Limited Partner's Capital Contribution payment referenced in Section 7.2(a) upon the same conditions. The Special Limited Partner shall be in a different class from the Limited Partner and, except as otherwise expressly stated in this Agreement, shall not participate in any rights allocable to or exercisable by the Limited Partner under this Agreement.

         Section 7.6 Liability of Limited Partner and Special Limited Partner. The Limited Partner and Special Limited Partner shall not be liable for any of the debts, liabilities, contracts or other obligations of the Partnership. The Limited Partner and Special Limited Partner shall be liable only to make Capital Contributions in the amounts and on the dates specified in this Agreement and, except as otherwise expressly required hereunder, shall not be required to lend any funds to the Partnership or, after their respective Capital Contributions have been paid, to make any further Capital Contribution to the Partnership.

         Section 7.7 Additional Limited Partners. In the event the Limited Partner fails to make the payments described in Section 7.2 when due, the General Partner may, upon thirty days written notice to the Limited Partner specifying the default, admit an additional limited partner to the Partnership for the purpose of funding the omitted payments. The additional limited partner's capital account shall be based on the payments made by the additional limited partner and the additional limited partner shall share in any allocations or distributions of income, cash flow or credits on the basis of its capital account.

                                  ARTICLE VIII

                          WORKING CAPITAL AND RESERVES

         Section 8.1 Operating and Maintenance Account. The Partnership shall establish an operating and maintenance account and shall deposit thereinto an annual amount equal to $200 per residential unit per year for the purpose of repairs, maintenance and capital repairs. Said deposit shall be made monthly in equal installments. Withdrawals from such account shall be made only with the Consent of the Special Limited Partner. Any balance remaining in these accounts at the time of a sale of the Project shall be allocated and distributed equally between the General Partner and the Limited Partner.

         Section 8.2 Other Reserves. The General Partner shall establish out of funds available to the Partnership a reserve account sufficient in its sole discretion to pay any unforeseen contingencies which might arise in connection with the furtherance of the Partnership business including, but not limited to,
(a) any rent subsidy required to maintain rent levels in compliance with the Tax Credit Conditions; and (b) any real estate taxes, insurance, debt service or other payments for which other funds are not provided for hereunder or otherwise expected to be available to the Partnership. The General Partner shall not be liable for any good-faith estimate which it shall make in connection with establishing or maintaining any such reserves nor shall the General Partner be required to establish or maintain any such reserves if, in its sole discretion, such reserves do not appear to be necessary.

         Section 8.3 Rent-up Reserves.The General Partner, on behalf of the Partnership, shall establish a rent reserve account and shall deposit thereinto an amount equal to $21,500 to be used to cover any unforeseen events which relates to renting. Withdrawals from such account shall be made only with the Consent of the Special Limited Partner. Any balance remaining in the account at the time of a sale of the Project shall be allocated and distributed equally between the General Partner and the Limited Partner.

         Section 8.4 Working Capital Reserves. The General Partner, on behalf of the Partnership, shall establish a working capital reserve in the initial amount of $21,500. This working capital reserve shall be held in a working capital reserve account and shall be used to pay for Operating Deficits throughout the Operating Deficit Guaranty Period and for the purpose of operation and debt liabilities of the Partnership. Any balance remaining in the account at the time of a sale of the Project shall be allocated to the General Partner as an Incentive Management Fee.
                                   ARTICLE IX

                             MANAGEMENT AND CONTROL

         Section 9.1 Power and Authority of General Partner. Subject to the receipt of Consent of the Special Limited Partner or the consent of the Limited Partner where required by this Agreement, and subject to the other limitations and restrictions included in this Agreement, the General Partner shall have complete and exclusive control over the management of the Partnership business and affairs, and shall have the right, power and authority, on behalf of the Partnership, and in its name, to exercise all of the rights, powers and authority of a partner of a partnership without limited partners. If there is more than one General Partner, all acts, decisions or consents of the General Partners shall require the concurrence of all of the General Partners. No actions taken without the authorization of all the General Partners shall be deemed valid actions taken by the General Partners pursuant to this Agreement. No Limited Partner or Special Limited Partner (except one who may also be a General Partner, and then only in its capacity as General Partner within the scope of its authority hereunder) shall have any right to be active in the management of the Partnership's business or investments or to exercise any control thereover, nor have the right to bind the Partnership in any contract, agreement, promise or undertaking, or to act in any way whatsoever with respect to the control or conduct of the business of the Partnership, except as otherwise specifically provided in this Agreement.

         Section 9.2       Payments to the General Partners and Others.
         (a) The Partnership shall pay to the Developer a Development Fee in the amount of $137,500. The Development Fee shall first be paid from available proceeds in accordance with Section 9.2(b) of this Agreement and if not paid in full then the Development Fee will be paid to the extent permitted in Section
11.1 of this Agreement.

         (b) Notwithstanding the preceding, the Partnership shall utilize the proceeds from the Capital Contributions paid pursuant to Section 7.2 and Section
7.4 of this Agreement for supplemental development costs including, but not limited to, land costs, architectural fees, survey and engineering costs, financing costs, loan fees, building materials and labor, but the amount retained shall in no event be greater than the difference between the Construction Loan and the Mortgage Loan. If any such funds are remaining after Completion of Construction and all construction costs, excluding the Development Fee, are paid in full and the Construction Loan retired, then the remainder shall first be paid to the General Partner in an amount equal to any unpaid Development Fee and the balance, if any, shall be paid to the General Partner as a reduction of the General Partner's Capital Contribution and/or an incentive rent-up fee.

         (c) The Partnership shall pay to the Management Agent a property management fee for the leasing and management of the Project in an amount in accordance with the Management Agreement. The term of the Management Agreement shall not exceed three years following the date of Completion of Construction, and the execution or renewal of any Management Agreement shall be subject to the prior Consent of the Special Limited Partner. If the Management Agent is an Affiliate of the General Partner then commencing with the termination of the Operating Deficit Guarantee Period referenced in Section 6.2(b), in any year in which the Project has an Operating Deficit, 40% of the management fee will be deferred ("Deferred Management Fee"). Deferred Management Fees, if any, shall be paid to the Management Agent solely in accordance with and to the extent permitted by Section 11.1 of this Agreement.

                  (1) The General Partner shall, upon receiving any request of the Mortgage lender requesting such action, dismiss the Management Agent as the entity responsible for management of the Project under the terms of the Management Agreement; or, the General Partner shall dismiss the Management Agent at the request of the Special Limited Partner without cause.

                  (2) The appointment of any successor Management Agent is subject to the Consent of the Special Limited Partner which may only be sought after the General Partner has provided the Special Limited Partner accurate and complete disclosure respecting the proposed Management Agent.

         (d) The Partnership shall pay to the Limited Partner a fee (the "Reporting Fee") commencing in 1999 equal to 20% of the Net Operating Income but in no event less than $500 for the Limited Partner's services in monitoring the operations of the Partnership and for services in connection with the Partnership's accounting matters and assisting with the preparation of tax returns and the reports required in Sections 14.2 and 14.3 of this Agreement. The Reporting Fee shall be payable within seventy-five (75) days following each calendar year and shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1 of this Agreement; provided, however, that if in any year Net Operating Income is insufficient to pay the full $500, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Net Operating Income, as provided in
Section 11.1, or sufficient Sale or Refinancing Proceeds, as provided in Section 11.2.

         (e) The Partnership shall pay to the General Partner an Incentive Management Fee equal to the greater of $500 or 70% of the available Net Operating Income in accordance with Section 11.1 of this Agreement for each fiscal year of the Partnership commencing in 1999 for services incident to the administration of the business and affairs of the Partnership, which services shall include, but not limited to, maintaining the books and records of the
Partnership, selecting and supervising the Partnership's Accountants, bookkeepers and other Persons required to prepare and audit the Partnership's financial statements and tax returns, and preparing and disseminating reports on the status of the Project and the Partnership, all as required by Article XIV of this Agreement. The Incentive Management Fee shall be payable within seventy-five (75) days following each calendar year and shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1. If the Incentive Management Fee is not paid in any year it shall not accrue for payment in subsequent years.

         Section 9.3       Specific Powers of the General Partner.

         Subject to the other provisions of this Agreement, the General Partner, in the Partnership's name and on its behalf, may:

         (a) hold, sell, transfer, lease or otherwise deal with any real, personal or mixed property, interest therein or appurtenance thereto in accordance with the purpose of this Agreement as indicated in Article IV hereto;

         (b) employ, contract and otherwise deal with, from time to time, Persons whose services are necessary or appropriate in connection with management and operation of the Partnership business, including, without limitation, contractors, agents, brokers, Accountants and Management Agents (provided that the selection of any Accountant or Management Agent has received the Consent of the Special Limited Partner) and attorneys, on such terms as the General Partner shall determine;

         (c) bring or defend,  pay, collect,  compromise,  arbitrate,  resort to
legal  action  or  otherwise   adjust  claims  or  demands  of  or  against  the
Partnership;

         (d) pay as a Partnership expense any and all costs and expenses associated with the formation, development, organization and operation of the Partnership, including the expense of annual audits, tax returns and LIHTC compliance;

         (e)  deposit,   withdraw,   invest,  pay,  retain  and  distribute  the
Partnership's funds in a manner consistent with the provisions of this Agreement;

         (f) execute the Construction Loan and the Mortgage; and

         (g) execute, acknowledge and deliver any and all instruments to effectuate any of the foregoing.

         Section 9.4 Authority Requirements. During the Compliance Period, the following provisions shall apply:

         (a) Each of the provisions of this Agreement shall be subject to, and the General Partner covenants to act in accordance with, the Tax Credit Conditions and all applicable federal, state and local laws and regulations;

         (b) The Tax Credit Conditions and all such laws and regulations, as amended or supplemented, shall govern the rights and obligations of the Partners, their heirs, executors, administrators, successor and assigns, and they shall control as to any terms in this Agreement which are inconsistent therewith, and any such inconsistent terms of this Agreement shall be unenforceable by or against any of the Partners;

         (c) Upon any dissolution of the Partnership or any transfer of the Project, no title or right to the possession and control of the Project and no right to collect rent therefrom shall pass to any Person who is not, or does not become, bound by the Tax Credit Conditions in a manner that, in the opinion of counsel to the Partnership, would not avoid a recapture thereof on the part of the former owners; and

         (d) Any conveyance or transfer of title to all or any portion of the Project required or permitted under this Agreement shall in all respects be subject to the Tax Credit Conditions and all conditions, approvals or other requirements of the rules and regulations of any authority applicable thereto.

         Section 9.5 Limitations on General Partner's Power and Authority. Notwithstanding the provisions of this Article IX, the General Partner shall not

         (a) Except as required by Section 9.4, act   in   contravention of this
Agreement;

         (b) Act in any manner which would make it impossible to carry on the ordinary business of the Partnership;

         (c) Confess a judgment against the Partnership;

         (d) Possess Partnership property, or assign the Partner's right in specific Partnership property, for other than the exclusive benefit of the Partnership;

         (e) Admit a Person as a General Partner  except as   provided   in this
Agreement;

         (f) Admit a Person as a Limited Partner   except   as provided  in this
Agreement;

         (g) Violate any provision of the Mortgage Loan or Mortgage Note;

         (h) Cause the Project apartment units to be rented to anyone other than Qualified Tenants;

         (i) Violate the Minimum Set-Aside Test or the Rent Restriction Test for the Project;

         (j) Cause any recapture of the Tax Credits;

         (k) Permit any creditor who makes a nonrecourse loan to the Partnership to have, or to acquire at any time as a result of making such loan, any direct or indirect interest in the profits, income, capital or other property of the Partnership, other than as a secured creditor;

         (l) Commingle funds of the Partnership with the funds of another Person; or

         (m) Take any action which requires the Consent of the Special Limited Partner or the consent of the Limited Partner unless the General Partner has received the Consent of the Special Limited Partner.

         Section 9.6  Restrictions on Authority  f   General   Partner.  Without
consent of the Special Limited Partner the General Partner shall not:

         (a) Sell, exchange, lease or otherwise dispose of the Project;

         (b) Incur indebtedness other than the Construction Loan and Mortgage Loan in the name of the Partnership, other than in the ordinary course of the Partnership's business;

         (c) Engage in any transaction not expressly contemplated by this Agreement in which the General Partner has an actual or potential conflict of interest with the Limited Partner or the Special Limited Partner;

         (d) Contract away the fiduciary duty owed to the Limited Partner and the Special Limited Partner at common law;

         (e) Take any action which would cause the Project to fail to qualify, or which would cause a termination or discontinuance of the qualification of the Project, as a "qualified low income housing project" under Section 42(g)(1) of the Code, as amended, or any successor thereto, or which would cause the Limited Partner to fail to obtain the Projected Federal Tax Credits or which would cause the recapture of any LIHTC;

         (f) Make any expenditure of funds, or commit to make any such expenditure, other than expenditures within the amount of $5,000, or expenditures in response to an emergency, except as provided for in the annual budget approved by the Special Limited Partner, as provided in Section 14.3(i) hereof;

         (g) Cause the merger or other reorganization of the Partnership; or

         (h) Dissolve the Partnership, except as provided in this Agreement.

         Section 9.7 Duties of General Partner. The General Partner agrees that it shall at all times:

         (a) Diligently and faithfully devote such of its time to the   business
of the Partnership as may be necessary to properly conduct the affairs  of   the
Partnership;

         (b) File and publish all certificates, statements or other instruments required by law for the formation and operation of the Partnership as a limited partnership in all appropriate jurisdictions;

         (c) Cause the Partnership to carry Insurance from an Insurance Company;

         (d) Have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in its immediate possession or control and not employ or permit another to employ such funds or assets in any manner except for the benefit of the Partnership;

         (e) Use its best efforts so that all requirements shall be met which are reasonably necessary to obtain or achieve (1) compliance with the Minimum Set-Aside Test, the Rent Restriction Test, and any other requirements necessary for the Project to initially qualify, and to continue to qualify, for LIHTC; (2) issuance of all necessary certificates of occupancy, including all governmental approvals required to permit occupancy of all of the apartment units in the Project; (3) compliance with all provisions of the Project Documents and (4) a reservation and allocation of LIHTC from the Agency;

         (f) Use its best efforts to keep the Project and Project dwelling units, in decent, safe, sanitary and good condition, repair and working order, ordinary use and obsolescence excepted, and make or cause to be made from time to time all necessary repairs thereto (including external and structural repairs) and renewals and replacements thereof;

         (g) Pay, before the same shall become delinquent and before penalties accrue thereon all Partnership taxes, assessments and other governmental charges against the Partnership or its properties, and all of its other liabilities, except to the extent and so long as the same are being contested in good faith by appropriate proceedings in such manners as not to cause any material adverse effect on the Partnership's property, financial condition or business operations, with adequate reserves provided for such payments;

         (h) Permit, and cause the Management Agent to permit, the Special Limited Partner and its representatives to have access to the Project and personnel employed by the Partnership and by the Management Agent who are concerned with management of the Project at all reasonable times during normal business hours and to examine all agreements, LIHTC compliance data and plans and specifications and deliver copies thereof and such reports as may reasonably be required by the Special Limited Partner. The General Partner shall provide the Special Limited Partner with copies of all correspondence, notices and reports sent pursuant to or received under the Project Documents or any authority with respect to the Project at the time such correspondence, notices or reports are sent or received, copies of all other correspondence of substantial importance which a prudent investor would wish to examine in connection with the transaction at the time such correspondence is sent or received, and all reports required by Article XIV within the required time periods set forth therein;

         (i) Exercise good faith in all activities relating to the conduct of the business of the Partnership, including the development, operation and maintenance of the Project, and it shall take no action with respect to the business and property of the Partnership which is not reasonably related to the achievement of the purpose of the Partnership;

         (j) Make any Capital Contributions, advances or loans required to be made by the General Partner under the terms of this Agreement;

         (k) Establish and maintain all reserves required to be established and maintained under the terms of this Agreement;

         (l) Comply with each and every covenant, representation and warranty set forth in Section 9.11;

         (m) Cause the Management Agent to manage the Project in such a manner that the Project will be eligible to receive LIHTC with respect to 100% of the apartment units in the Project. To that end, the General Partner agrees, without limitation, to make all elections requested by the Special Limited Partner under
Section 42 of the Code to allow the Partnership or its Partners to claim the Tax Credit, to file Form 8609 with respect to the Project as required, for at least the duration of the Compliance Period to operate the Project and cause the Management Agent to manage the Project so as to comply with the requirements of
Section 42 of the Code, as amended, or any successor thereto, including, but not limited to, Section 42(g) and Section 42(i)(3) of the Code, as amended, or any successors thereto, to make all certifications required by Section 42(l) of the Code, as amended, or any successor thereto, and to operate the Project and cause the Management Agent to manage the Project so as to comply with all other Tax Credit Conditions; and

         (n) Perform such other acts as may be expressly required of it under the terms of this Agreement.

         Section 9.8  Partnership Expenses.

         (a) All of the Partnership's expenses shall be billed directly to and paid by the Partnership to the extent practicable. Reimbursements to the General Partner or any of its Affiliates by the Partnership shall be allowed only for the Partnership's operating cash expenses and subject to the limitations on the reimbursement of such expenses set forth herein. As used in this Section 9.8 the term "operating cash expenses" shall mean, with respect to any fiscal period, the amount of cash disbursed by the Partnership for Partnership business in that period in the ordinary course of business for the payment of its operating expenses, including, but not limited to expenses for advertising and promotion, management, utilities, repair and maintenance, Insurance, Partner communications, legal, accounting, statistical and bookkeeping services, use of computing or accounting equipment, travel and telephone expenses, salaries and direct expenses of Partnership employees while engaged in Partnership business, and any other operational and administrative expenses necessary for the prudent operation of the Partnership. Without limiting the generality of the foregoing, "operating cash expenses" shall include fees paid by the Partnership to the General Partner or any Affiliate of the General Partner permitted by this Agreement and the actual cost of goods, materials and administrative services used for or by the Partnership, whether incurred by the General Partner, an Affiliate of the General Partner or a nonaffiliated Person in performing the foregoing functions. As used in the preceding sentence, "actual cost of goods and materials" means the actual cost of goods and materials used for or by the Partnership and obtained from entities which are not Affiliates of the General Partner, and actual cost of administrative services means the pro rata cost of personnel (as if such persons were employees of the Partnership) associated therewith, but in no event to exceed the amount which would be charged by nonaffiliated Persons for comparable goods and services.

         (b) Reimbursement to the General Partner or any of its Affiliates of operating cash expenses pursuant to Subsection (a) hereof shall be subject to the following:

                  (1) No such reimbursement shall be permitted for services  for
which the General Partner or any of its Affiliates is entitled to   compensation
by way of a separate fee; and

                  (2) No such reimbursement shall be made for (A) rent or depreciation, utilities, capital equipment or other such administrative items, and (B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any "controlling person" of the General Partner or any Affiliate of the General Partner. For the purposes of this Section 9.8(b)(2), "controlling person" includes, but is not limited to, any Person, however titled, who performs functions for the General Partner or any Affiliate of the General Partner similar to those of: (i) chairman or member of the board of directors; (ii) executive management, such as president, vice president or senior vice president, corporate secretary or treasurer; (iii) senior management, such as the vice president of an operating division who reports directly to executive management; or (iv) those holding 5% or more equity interest in such General Partner or any such Affiliate of the General Partner or a person having the power to direct or cause the direction of such General Partner or any such Affiliate of the General Partner, whether through the ownership of voting securities, by contract or otherwise.

         Section 9.9 General Partner Expenses. The General Partner or Affiliates of the General Partner shall pay all Partnership expenses which are not permitted to be reimbursed pursuant to Section 9.8 and all expenses which are unrelated to the business of the Partnership.

         Section 9.10 Other Business of Partners. Any Partner may engage independently or with others in other business ventures wholly unrelated to the Partnership business of every nature and description, including, without limitation, the acquisition, development, construction, operation and management of real estate projects and developments of every type on their own behalf or on behalf of other partnerships, joint ventures, corporations or other business ventures formed by them or in which they may have an interest, including, without limitation, business ventures similar to, related to or in direct or indirect competition with the Project. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom. Conversely, no Person shall have any rights to Partnership assets, incomes or proceeds by virtue of such other ventures or activities of any Partner.

         Section 9.11 Covenants, Representations and Warranties. The General Partner covenants, represents and warrants that the following are presently true and will be true during the term of this Agreement, to the extent then applicable:

         (a) The Partnership is a duly organized limited partnership validly existing under the laws of the State and has complied with all filing requirements necessary for the protection of the limited liability of the Limited Partner and the Special Limited Partner.

         (b) The  Partnership Agreement and the Project Documents  are  in  full
force and effect and  neither the  Partnership  nor the General  Partner is   in
breach or violation of any provisions thereof.

         (c) Improvements will be completed in a timely and workmanlike manner in accordance with all applicable requirements of the Mortgage Loan, all applicable requirements of all appropriate governmental entities and the plans and specifications of the Project, and all applicable governmental entities, as such plans and specifications may be changed from time to time with the approval of Security Federal Savings Bank and any applicable governmental entities, if such approval shall be required.

         (d) The Project is being  operated in accordance  with standards    and
procedures  which are prudent and customary for  the   operation of   properties
similar to the Project.

         (e) Additional Improvements on the Project, if any, shall be completed substantially in conformity with plans and specifications approved by the Spe-cial Limited Partner.

         (f) No Partner has or will have any personal liability with respect to or has or will have personally guaranteed the payment of the Mortgage.

         (g) The Partnership is in compliance with all construction and use codes applicable to the Project and is not in violation of any zoning, environmental or similar regulations applicable to the Project.

         (h) All appropriate public utilities, including sanitary and storm sewers, water, gas and electricity, are currently available and will be operating properly for all units in the Project at the time of first occupancy and throughout the term of the Partnership.

         (i) The Project has obtained, or will obtain before Permanent Mortgage Commencement, and will maintain throughout the term of this Partnership Insurance written by an Insurance Company.

         (j) The Partnership owns the fee simple interest in the Project.

         (k) The Construction Contract has been entered into between the Partnership and the Contractor; no other consideration or fee shall be paid to the Contractor other than amounts set forth in the Construction Contract.

         (l) A builder's risk insurance policy in favor of the Partner-ship is in full force and effect and will remain in full force and effect until Completion of Construction.

         (m) To the best of the General Partner's knowledge: (1) no Hazardous Substance has been disposed of, or released to or from, or otherwise now exists in, on, under or around, the Project and (2) no aboveground or underground storage tanks are now or have ever been located on or under the Project, except to the extent provided in the environmental report provided by Environmental Solutions Midwest, Inc. The General Partner will not install or allow to be installed any aboveground or underground storage tanks on the Project. The General Partner covenants that the Project shall be kept free of Hazardous Materials and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Materials, except in connection with the normal maintenance and operation of any portion of the Project. The General Partner shall comply, or cause there to be compliance, with all applicable Federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Materials and shall keep, or cause to be kept, the Project free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. The General Partner must promptly notify the Limited Partner and the Special Limited Partner in writing (3) if it knows, or suspects or believes there may be any Hazardous Substance in or around any part of the Project, any Improvements constructed on the Project, or the soil, groundwater or soil vapor, (4) if the General Partner or the Partnership may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance, and (5) of any claim made or threatened by any Person, other than a governmental agency, against the Partnership or General Partner arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Project.

         (n) The General Partner has not executed and will not execute any agree ments with provisions contradictory to, or in opposition to, the provisions of this Agreement.

         (o) The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Federal Tax Credits and Projected Historic Tax Credits, if applicable.

         (p) No charges, liens or encumbrances exist with respect to the Project other than those which are created or permitted by the Project Documents or Mortgage or are noted or excepted in the title policy for the Project.

         (q) The buildings on the Project site constitute or shall constitute a "qualified low-income housing project" as defined in Section 42(g) of the Code, and as amplified by the Treasury Regulations thereunder. In this connection, not later than December 31 of the first year in which the Partners elect the LIHTC to commence in accordance with the Code, the Project will satisfy the Minimum Set-Aside Test.

         (r) All accounts of the Partnership required to be maintained under the terms of the Project Documents, including, without limitation, any reserves in accordance with Article VIII hereof, are currently funded to required levels, including levels required by any authority.

         (s) The General Partner has not lent or otherwise advanced any funds to the Partnership other than its Capital Contribution and the Partnership has no unsatisfied obligation to make any payments of any kind to the General Partner or any Affiliate thereof.

         (t) No event has occurred which constitutes a default under any of the Project Documents.

         (u) No event has occurred which has caused, and the General Partner has not acted in any manner which will cause (1) the Partnership to be treated for federal income tax purposes as an association taxable as a corporation, (2) the Partnership to fail to qualify as a limited partnership under the Act, or (3) the Limited Partner to be liable for Partnership obligations; provided however, the General Partner shall not be in breach of this representation if all or a portion of a Limited Partner's agreed upon Capital Contributions are used to satisfy the Partnership's obligations to creditors of the Partnership and such action by the General Partner is otherwise authorized under this Agreement and; provided further, however, the General Partner shall not be in breach of this representation if the action causing the Limited Partner to be liable for the Partnership obligations is undertaken by the Limited Partner.

         (v) No event or proceeding, including, but not limited to, any legal actions or proceedings before any court, commission, administrative body or other governmental authority, and acts of any governmental authority having jurisdiction over the zoning or land use laws applicable to the Project, has occurred the continuing effect of which has: (1) materially adversely affected the operation of the Partnership or the Project; (2) materially adversely affected the ability of the General Partner to perform its obligations hereunder or under any other agreement with respect to the Project; or (3) prevented the completion of construction of the Improvements in substantial conformity with the Project Documents, other than legal proceedings which have been bonded against (or as to which other adequate financial security has been issued) in a manner as to indemnify the Partnership against loss; provided, however, the foregoing does not apply to matters of general applicability which would adversely affect the Partnership, the General Partner, Affiliates of the General Partner or the Project only insofar as they or any of them are part of the general public.

         (w) Neither the Partnership nor the General Partner has any liabilities, contingent or otherwise, which have not been disclosed in writing to the Limited Partner and the Special Limited Partner and which in the aggregate affect the ability of the Limited Partner to obtain the anticipated benefits of its investment in the Partnership.

         (x) The General Partner and/or an acceptable guarantor has and shall maintain a net worth equal to at least $1,000,000 computed in accordance with generally accepted accounting principles.

         (y) The General Partner will ensure that any and all lease   agreements
between the Partnership and Qualified Tenants shall be for a minimum term of six months.

         (z) The General Partner will ensure that not more than 25% of Improve-ments shall be leased to non-residential tenants.

         (aa) As a condition to this Agreement, the Partners warranted and represented that they would in good faith negotiate and enter into a side letter for an adjustment to the Limited Partner's Capital Contribution. The side letter will provide for different pay-in amounts based on different dates for the payment of the Capital Contribution with the intent the Partners will choose one of the pay-in schedules that maximizes the amount of the Limited Partner's Capital Contribution and maximizes the internal rate of return of the Limited Partner's investment. The side letter will be subject to additional conditions as may be required.

         The General Partner shall be liable to the Limited Partner for any costs, damages, loss of profits, diminution in the value of its investment in the Partnership, or other losses, of every nature and kind whatsoever, direct or indirect, realized or incurred by the Limited Partner as a result of any material breach of the representations and warranties set forth in this Section 9.11.

         Section 9.12 Option to Acquire. After expiration of the Compliance Period, the General Partner may give notice (the "GP Notice") to the Limited Partner that the Developer desires to purchase the entire Interest of each of the Limited Partner and the Special Limited Partner in the Partnership. Upon receipt by the Limited Partner and the Special Limited Partner, the following events shall occur:

         (a) The purchase price of the Interests shall be determined. The purchase price shall be the greater of (i) the aggregate of the Fair Market Value of the Interest of the Limited Partner and the Fair Market Value of the Interest of the Special Limited Partner or (ii) the "Tax Amount" as hereinafter defined. Notwithstanding the preceding, the purchase price shall be no less than the principal amount of all outstanding indebtedness secured by the Project.

         (b) The Limited Partner and the Special Limited Partner shall negotiate with the Developer for a period of 30 days after the GP Notice is received to agree upon the Fair Market Value of their respective Interests. In the event an agreement is not reached within such 30-day period, then the Developer or the Special Limited Partner may request that Fair Market Value be determined in accordance with the process set forth below by sending notice (the "Appraisal Notice") of same to the other party within 15 days of the expiration of the 30-day period. If an Appraisal Notice is not sent by either party within such 15-day period, then the Developer's option shall expire.

         (c) If the respective Fair Market Value of the Interests of the Limited Partner and the Special Limited Partner are not agreed upon as provided above and either the Developer or the Special Limited Partner issues to the other Person an Appraisal Notice, then the Fair Market Value of such Interests shall be determined by an appraisal. The appraisal shall be conducted by an independent appraiser satisfactory to the Developer and the Special Limited Partner or, in the event that a single independent appraiser cannot be agreed upon within 30 days following the date of the Appraisal Notice, the Developer and the Special Limited Partner shall each select an independent appraiser and the appraisers so selected shall select a third independent appraiser. All appraisers so designated shall be experienced in accounting, business or real estate appraisal. The appraiser or appraisers shall determine the Fair Market Value of the Interest of each of the Limited Partner and the Special Limited Partner. The decision of the appraisers (if more than one) shall be made by the majority of such appraisers. The appraiser or appraisers shall render a written report setting forth the Fair Market Value of such Interests, which decision shall be rendered as expeditiously as possible by the appraiser or appraisers and which decision shall be final and binding upon the parties. The reasonable fees and expenses of the appraiser or appraisers shall be paid one-half by the Developer and one-half by the Limited Partner.

         (d) The "Tax Amount" shall mean the dollar amount computed in the following fashion:

                  (i) The Limited Partner and the Special Limited Partner shall be deemed to have gain in an amount equal to the difference between their respective basis in the Project and an amount equal to the total forgiveness of debt which would be realized by the Limited Partner and the Special Limited Partner computed as if the Limited Partner and the Special Limited Partner abandoned their Interests in the Partnership on the date of the GP Notice. The Tax Amount shall equal the deemed gain as computed above by a tax rate(s) applied to such gain. The tax rate shall be the highest individual rate stated in the Code applicable to the type of income (and if there is more than one rate applicable because of more than one type of income, the different rates shall be applied to the appropriate portions of such income). The Limited Partner shall cooperate to expeditiously determine the Tax Amount.

         (e) Following determination of the purchase price, the Developer shall have 30 days thereafter to determine whether the Developer will purchase the Interests of the Limited Partner and the Special Limited Partner at the purchase price so determined. The Developer shall exercise such right by written notice to the Limited Partner and the Special Limited Partner within such 30-day period, and if such right is not so exercised, the option shall lapse in its entirety.

         (f) If the  Developer  determines  to proceed with the  purchase,   the
purchase price shall be paid in cash, within 90 days following the giving of the notice required by Section 9.12(e).

         Section 9.13 Right of First Refusal. If the Limited Partner and the Special Limited Partner are desirous of selling their Interests in the Partnership then they must first offer their Interests to the Developer. For these purposes, the term "sell" shall include any transfer, conveyance, assignment, hypothecation or pledge of all or any portion of such Interests. Before the Limited Partner and the Special Limited Partner sell or unconditionally agree to sell their Interests to any third party, they shall offer to sell their Interests to the Developer on the same terms and conditions as such third party is willing to purchase the Interest (the "Offer"). The Offer shall contain the name of the proposed purchaser, the proposed sale price, the terms of the payment and any other material terms and conditions on which the sale is to be consummated. The Developer shall have 10 days from receipt of the Offer (the "Offer Period") in which to accept or reject the Offer. If the Developer gives timely notice of acceptance of the Offer, the Limited Partner and the Special Limited Partner shall be obligated to sell their Interests and the Developer shall be obligated to purchase the Interests on the terms and conditions set forth in the Offer. If the Developer does not give timely notice of acceptance of the Offer, then the Limited Partner and the Special Limited Partner may sell their Interests to the party identified in the Offer on the terms and conditions set forth in the Offer.

                                    ARTICLE X

                    ALLOCATIONS OF INCOME, LOSSES AND CREDITS

         Section 10.1 General. All items includable in the calculation of Income or Loss not arising from a Sale or Refinancing, and all Tax Credits, shall be allocated 99.98% to the Limited Partner, .01% to the Special Limited Partner and
 .01% to the General Partner.

         Section 10.2 Allocations From Sale or Refinancing. All Income and Losses arising from a Sale or Refinancing shall be allocated between the Part-ners as follows:

         (a)      As to Income:

                  (1) First, an amount of Income equal to the aggregate negative balances (if any) in the Capital Accounts of all Partners having negative Capital Accounts (prior to taking into account the Sale or Refinancing and the Distribution of the related Sale or Refinancing Proceeds, but after giving effect to Distributions of Net Operating Income and allocations of other Income and Losses pursuant to this Article X up to the date of the Sale or Refinancing) shall be allocated to such Partners in proportion to their negative Capital Account balances until all such Capital Accounts shall have zero balances; and

                  (2) Second, an amount of Income sufficient to increase the Limited Partner's positive Capital Account balance to its Capital Contribution and to increase the Special Limited Partner's positive Capital Account balance to an amount equal to its Capital Contribution, shall be allocated to the Limited Partner and the Special Limited Partner, respectively;

                  (3) Third,  an amount of Income  sufficient  to  increase  the
General  Partner's  positive  Capital  Account  balance to an amount  equal   to
its Capital Contribution; and

                  (4) The balance, if any, of such Income shall be allocated 50% to the Limited Partner and 50% to the General Partner.

         (b)      As to Losses:

                  (1) an amount of Losses equal to the aggregate positive balances (if any) in the Capital Accounts of all Partners having positive Capital Accounts (prior to taking into account the Sale or Refinancing and the Distribution of the related Sale or Refinancing Proceeds, but after giving effect to Distributions of Net Operating Income and allocations of Income and Losses pursuant to Section 10.1 up to the date of the Sale or Refinancing) shall be allocated to such Partners in proportion to their positive Capital Account balances until all such Capital Accounts shall have zero balances; and

                  (2) the balance of any such Losses shall be allocated   99.98%
to the Limited Partner, .01% to the Special Limited Partner and .01% to the Gen-eral Partner.

         (c)  Notwithstanding  the foregoing  provisions of Section  10.2(a) and
(b), in no event shall any Losses be allocated to the Limited Partner or the Special Limited Partner if and to the extent that such allocation would create or increase an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner. In the event an allocation of 99.98% or .01% of each item includable in the calculation of Income or Loss not arising from a Sale or Refinancing, would create or increase an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner, respectively, then so much of the items of deduction other than projected depreciation shall be allocated to the General Partner instead of the Limited Partner or the Special Limited Partner as is necessary to allow the Limited Partner or the Special Limited Partner to be allocated 99.98% and .01%, respectively, of the items of Income and Project depreciation without creating or increasing an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner, it being the intent of the parties that the Limited Partner and the Special Limited Partner always shall be allocated 99.98% and .01%, respectively, of the items of Income not arising from a Sale or Refinancing and 99.98% and .01%, respectively, of the Project depreciation.

         Section 10.3 Special Allocations. The following special allocations shall be made in the following order:

         (a) Except as otherwise provided in Section 1.704-2(f) of the Treasury Regulations, notwithstanding any other provisions of this Article X, if there is a net decrease in Partnership Minimum Gain during any Partnership fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partnership Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f)(6) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(a) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.

         (b) Except as otherwise provided in Section 1.704-2(i)(4) of the Treasury Regulations, notwithstanding any other provision of this Article X, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year, each Person who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(b) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.

         (c) In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5), or Section
1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this Section 10.3(c) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(c) were not in the Agreement.

         (d) In the event any Partner has a deficit Capital Account at the end of any Partnership fiscal year which is in excess of the sum of (i) the amount such Partner is obligated to restore, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this
Section 10.3(d) shall be made if and only to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(d) and Section 10.3(c) hereof were not in the Agreement.

         (e)      Nonrecourse  Deductions for any fiscal year shall be specially
allocated 99.98% to the Limited  Partner,  .01% to the Special Limited   Partner
and .01% to the General Partner.

         (f) Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i)(1).

         (g) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or
Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of his interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in accordance with their interests in the Partnership in the event that Treasury Regulations
Section 1.704-1 (b)(2)(iv)(m)(2) applies, or to the Partner to whom such distribution was made in the event that Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

         (h) To the extent the Partnership has taxable interest income with respect to any promissory note pursuant to Section 483 or Section 1271 through 1288 of the Code:

                  (1) Such interest income shall be specially allocated to   the
Limited Partner to whom such promissory note relates; and

                  (2) The amount of such interest income shall be excluded from the Capital Contributions credited to such Partner's Capital Account in connection with payments of principal with respect to such promissory note.

         (i) In the event the adjusted tax basis of any investment tax credit property that has been placed in service by the Partnership is increased pursuant to Code Section 50(c), such increase shall be specially allocated among the Partners (as an item in the nature of income or gain) in the same proportions as the investment tax credit that is recaptured with respect to such property is shared among the Partners.

         (j) Any reduction in the adjusted tax basis (or cost) of Partnership investment tax credit property pursuant to Code Section 50(c) shall be specially allocated among the Partners (as an item in the nature of expenses or losses) in the same proportions as the basis (or cost) of such property is allocated pursuant to Treasury Regulations Section 1.46-3(f)(2)(i).

         (k) Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of an interest in the Partnership by the Partnership to a Partner (the "Issuance Items") shall be allocated among the Partners so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Partner, shall be equal to the net amount that would have been allocated to each such Partner if the Issuance Items had not been realized.

         (l) If any Partnership expenditure treated as a deduction on its federal income tax return is disallowed as a deduction and treated as a distribution pursuant to Section 731(a) of the Code, there shall be a special allocation of gross income to the Partner deemed to have received such distribution equal to the amount of such distribution.

         (m) The allocation to the General Partner of each  material   item   of
Partnership income, loss, deduction or credit will not be less than .01% of each such item at all times during the existence of the Partnership.

         (n) Interest deduction on the Partnership indebtedness referred   to in
Section 6.3 shall be allocated 100% to the General Partner.

         Section 10.4 Curative Allocations. The allocations set forth in Sections 10.2(c), 10.3(a), 10.3(b), 10.3(c), 10.3(d), 10.3(e), 10.3(f), and
10.3(g) hereof (the "Regulatory Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss, or deduction pursuant to this
Section 10.4. Therefore, notwithstanding any other provision of this Article X (other than the Regulatory Allocations), with the Consent of the Special Limited Partner, the General Partner shall make such offsetting special allocations of Partnership income, gain, loss, or deduction in whatever manner the General Partner, with the Consent of the Special Limited Partner, determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Sections 10.1, 10.2(a), 10.2(b), 10.3(h), 10.3(i), 10.3(j), 10.3(k), 10.3(l), 10.3(m), 10.3(n)
and 10.5. In exercising its authority under this Section 10.4, the General Partner shall take into account future Regulatory Allocations under Section 10.3(a) and 10.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 10.3(e) and 10.3(f).

         Section 10.5      Other Allocation Rules.

         (a) The basis (or cost) of any Partnership investment tax credit property shall be allocated among the Partners in accordance with Treasury Regulations Section 1.46-3(f)(2)(i). All Tax Credits (other than the investment tax credit) shall be allocated among the Partners in accordance with applicable law. Consistent with the foregoing, the Partners intend that LIHTC will be allocated 99.98% to the Limited Partner, .01% to the Special Limited Partner and
 .01% to the General Partner.

         (b) In the event Partnership investment tax credit property is disposed of during any taxable year, profits for such taxable year (and, to the extent such profits are insufficient, profits for subsequent taxable years) in an amount equal to the excess, if any, of (1) the reduction in the adjusted tax basis (or cost) of such property pursuant to Code Section 50(c), over (2) any increase in the adjusted tax basis of such property pursuant to Code Section 50(c) caused by the disposition of such property, shall be excluded from the profits allocated pursuant to Section 10.1 and Section 10.2(a) hereof and shall instead be allocated among the Partners in proportion to their respective shares of such excess, determined pursuant to Section 10.3(i) and 10.3(j) hereof. In the event more than one item of such property is disposed of by the Partnership, the foregoing sentence shall apply to such items in the order in which they are disposed of by the Partnership, so the profits equal to the entire amount of such excess with respect to the first such property disposed of shall be allocated prior to any allocations with respect to the second such property disposed of, and so forth.

         (c) For purposes of determining the Income, Losses, or any other items allocable to any period, Income, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the General Partner with the Consent of the Special Limited Partner, using any permissible method under Code Section 706 and the Treasury Regulations thereunder.

         (d) Solely for purposes of determining a Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Treasury Regulations Section 1.752-3(a)(3), the Partners' interests in Partnership profits are as follows: Limited Partner: 99.98%; Special Limited
Partner: .01%; General Partner: .01%.

         (e) To the extent permitted by Section 1.704-2(h)(3) of the Treasury Regulations, the General Partner shall endeavor to treat Distributions as having been made from the proceeds of a Nonrecourse Liability or a Partner Nonrecourse Debt only to the extent that such Distributions would cause or increase an Adjusted Capital Account Deficit for any Partner who is not a General Partner.

         Section 10.6 Tax Allocations: Code Section 704(c). In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value (computed in accordance with Section 1.29(a) hereof).

         In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to Section 1.27(b) hereof, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Treasury Regulations thereunder.

         Any elections or other decisions relating to such allocations shall be made by the General Partner with the Consent of the Special Limited Partner in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 10.6 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Person's Capital Account or share of Income, Losses, other items, or distributions pursuant to any provision of this Agreement.

         Section 10.7 Allocation Among Limited Partners. In the event that the Interest of the Limited Partner hereunder is at any time held by more than one Limited Partner all items which are specifically allocated to the Limited Partner for any month pursuant to this Article X shall be apportioned among such Persons according to the ratio of their respective profit-sharing interests in the Partnership at the last day of such month.

         Section 10.8 Allocation Among General Partners. In the event that the Interest of the General Partner hereunder is at any time held by more than one General Partner all items which are specifically allocated to the General Partner for any month pursuant to this Article X shall be apportioned among such Persons in such percentages as may from time to time be determined by agreement among them without amendment to this Agreement or consent of the Limited Partner or Consent of the Special Limited Partner.

         Section 10.9 Modification of Allocations. The provisions of Articles X and XI and other provisions of this Agreement are intended to comply with Treasury Regulations Section 1.704 and shall be interpreted and applied in a manner consistent with such section of the Treasury Regulations. In the event that the General Partner determines, in its sole discretion, that it is prudent to modify the manner in which the Capital Accounts of the Partners, or any debit or credit thereto, are computed in order to comply with such section of the Treasury Regulations, the General Partner may make such modification, but only with the Consent of the Special Limited Partner, to the minimum extent necessary, to effect the plan of allocations and Distributions provided for elsewhere in this Agreement. Further, the General Partner shall make any appropriate modifications, but only with the Consent of the Special Limited Partner, in the event it appears that unanticipated events (e.g., the existence of a Partnership election pursuant to Code Section 754) might otherwise cause this Agreement not to comply with Treasury Regulation Section 1.704.

                                   ARTICLE XI

                                  DISTRIBUTION

         Section 11.1 Distribution of Net Operating Income. Net Operating In come for each fiscal year shall be distributed within seventy-five (75) days following each calendar year and shall be applied in the following order of pri-ority:

         (a) To pay the Deferred Management Fee, if any;

         (b) To pay the current Reporting Fee and then to pay any accrued Report ing Fees which have not been paid in full from previous years;

         (c) To pay the Development Fee in accordance with the Development Ser-vices Agreement;

         (d) To pay the Operating  Loans, if any, as referenced in  Section  6.2
(b) of this Agreement, limited to 50% of the Net Operating Income remaining after reduction for the payments made pursuant to subsections (a) through (c) of this Section 11.1;

         (e) To pay the Incentive Management Fee from Net Operating  Income  re-
maining after reduction for the payments made  pursuant   to  subsections    (a)
through (d) of this Section 11.1; and

         (f) To the Limited  Partner in an amount equal to 50% of the  remaining
Net Operating  Income and to the General Partner in an amount equal to 50%    of
the remaining Net Operating Income.

         Section 11.2 Distribution of Sale or Refinancing   Proceeds.   Sale  or
Refinancing Proceeds shall be distributed in the following order:

         (a) To the payment of the Mortgage Note and other matured debts and liabilities of the Partnership, other than accrued payments, debts or other liabilities owing to Partners or former Partners;

         (b) To any accrued payments, debts or other liabilities owing to the Partners or former Partners, including, but not limited to, accrued Reporting Fees and Operating Loans, to be paid prorata if necessary;

         (c) To the Limited Partner in an amount equal to its Capital Contribu-tion;

         (d) To the Special Limited Partner in an amount equal to its    Capital
Contribution;

         (e) To the General Partner in an amount equal to its Capital Contribu-tion; and

         (f) Thereafter, 40% to the Limited Partner and 60% to the General Part-ner.

                                   ARTICLE XII

                              TRANSFERS OF LIMITED
                      PARTNER'S INTEREST IN THE PARTNERSHIP

         Section 12.1 Assignment of Limited Partner's Interest. The Limited Partner and Special Limited Partner shall not have the right to assign all or any part of their respective Interests to any other Person, whether or not a Partner, except upon satisfaction of each of the following:

         (a) By a written instrument in form and substance satisfactory to the General Partner and its counsel, setting forth the name and address of the proposed transferee, the nature and extent of the Interest which is proposed to be transferred and the terms and conditions upon which the transfer is proposed to be made, stating that the Assignee accepts and agrees to be bound by all of the terms and provisions of this Agreement, and providing for the payment of all reasonable expenses incurred by the Partnership in connection with such assignment, including but not limited to the cost of preparing any necessary amendment to this Agreement;

         (b) Upon consent of the General Partner to such assignment, which shall not be unreasonably withheld; and

         (c) Upon receipt by the General Partner of the Assignee's written representation that the Partnership Interest is to be acquired by the Assignee for the Assignee's own account for long-term investment and not with a view toward resale, fractionalization, division or distribution thereof.

         (d) Notwithstanding this Section 12.1, the Partners recognize and acknowledge, and consent and agree that the Limited Partner may assign all or a portion of their Interest to a qualified commercial lender as a collateral and security for an interim loan which the Limited Partner may obtain from the lender.

         THE LIMITED PARTNERSHIP INTEREST AND THE SPECIAL LIMITED PARTNERSHIP INTEREST DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR UNDER ANY STATE SECURITIES LAW. THESE INTERESTS MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         Section 12.2 Effective Date of Transfer. Any assignment of a Limited Partner's Interest or Special Limited Partner's Interest pursuant to Section
12.1 shall become effective as of the last day of the calendar month in which the last of the conditions to such assignment are satisfied.

         Section  12.3  Invalid  Assignment.  Any  purported  assignment  of  an
Interest of a Limited Partner or Special Limited Partner otherwise than in accordance with Section 12.1 or Section 12.6 shall be of no effect as between the Partnership and the purported assignee and shall be disregarded by the General Partner in making allocations and Distributions hereunder.

         Section 12.4 Assignee's Rights to Allocations and Distributions. An Assignee shall be entitled to receive allocations and Distributions from the Partnership attributable to the Interest acquired by reason of any permitted assignment from and after the first day of the calendar month following the month which ends with the effective date of the transfer of such Interest as provided in Section 12.2. The Partnership and the General Partner shall be entitled to treat the assignor of such Partnership Interest as the absolute owner thereof in all respects, and shall incur no liability for allocations and Distributions made in good faith to such assignor, until such time as the written instrument of assignment has been received by the Partnership.

         Section 12.5 Substitution of Assignee as Limited Partner or Special Li-mited Partner.

         (a) An Assignee shall not have the right to become a Substitute Limited Partner or substitute Special Limited Partner in place of his assignor unless the written consent of the General Partner to such substitution shall have been obtained, which consent, in the General Partner's absolute discretion, may be withheld.

         (b) A nonadmitted transferee of a Limited Partner's Interest or Special Limited Partner's Interest in the Partnership shall only be entitled to receive that share of allocations, Distributions and the return of Capital Contribution to which its transferor would otherwise have been entitled with respect to the Interest transferred, and shall have no right to obtain any information on account of the Partnership's transactions, to inspect the Partnership's books and records or have any other of the rights and privileges of a Limited Partner or Special Limited Partner, provided, however, that the Partnership shall, if a transferee and transferor jointly advise the General Partner in writing of a transfer of an Interest in the Partnership, furnish the transferee with pertinent tax information at the end of each fiscal year of the Partnership.

         (c) The General Partner may elect to treat a transferee of a Partnership Interest who has not become a Substitute Limited Partner or substitute Special Limited Partner as a Substitute Limited Partner or substitute Special Limited Partner, as the case may be, in the place of its transferor should the General Partner determine in its absolute discretion that such treatment is in the best interest of the Partnership.

         Section 12.6 Death, Bankruptcy, Incompetency, etc. of a Limited Partner. Upon the death, dissolution, adjudication of bankruptcy, or adjudication of incompetency or insanity of a Limited Partner or Special Limited Partner, such Partner's executors, administrators or legal representatives shall have all the rights of a Limited Partner or Special Limited Partner, as the case may be, for the purpose of settling or managing such Partner's estate, including such power as such Partner possessed to constitute a successor as a transferee of its Interest in the Partnership and to join with such transferee in making the application to substitute such transferee as a Partner. However, such executors, administrators or legal representatives will not have the right to become Substitute Limited Partners or substitute Special Limited Partners in the place of their respective predecessors-in-interest unless the General Partner shall so consent.

                                  ARTICLE XIII

                     WITHDRAWAL, REMOVAL AND REPLACEMENT OF
                                 GENERAL PARTNER

         Section 13.1  Withdrawal of General Partner.

         (a) The General Partner may not Withdraw (other than as a result of an Involuntary Withdrawal) without the Consent of the Special Limited Partner, and, to the extent required, of Security Federal Savings Bank and the State Tax Credit Agency. Withdrawal shall be conditioned upon the agreement of the Special Limited Partner to be admitted as a successor General Partner, or if the Special Limited Partner declines to be admitted as a successor General Partner then on the agreement of one or more Persons who satisfy the requirements of Section
13.5 of this Agreement to be admitted as successor General Partner(s).

         (b) Each General Partner shall indemnify and hold harmless the Partnership and all Partners from its Withdrawal in violation of Section 13.1(a) hereof. Each General Partner shall be liable for damages to the Partnership resulting from its Withdrawal in violation of Section 13.1(a).

         Section 13.2  Removal of General Partner.

         (a) The Special Limited Partner or the Limited Partner, or both of them, may remove the General Partner:

                  (1)  For cause if such General Partner has:

                           (A) Been subject to Bankruptcy in   accordance   with
this Agreement;

                           (B) Committed any fraud,  willful misconduct,  breach
of fiduciary duty or other negligent conduct in the performance of its duties under this Agreement;

                           (C) Been convicted of, or entered  into a   plea   of
guilty to, a felony;

                           (D) Made personal   use   of   Partnership   funds or
properties;

                           (E) Violated the terms of the Mortgage Note, and such
violation prompts Security Federal Savings Bank to issue a   default   letter or
acceleration notice to the Partnership or General Partner;

                           (F)  Failed to  provide  any loan,  advance,  Capital
Contribution or any other payment to the Partnership required under this Agreement;

                           (G)  Failed  to obtain  the  Consent  of the  Special
Limited Partner prior to any decision, act or omission under circumstances where this Agreement requires that such consent be obtained;

                           (H) Breached any representation, warranty or covenant
contained in this Agreement, or failed to perform any other action which may be required by this Agreement;

                           (I) Violated any federal or state tax law which
causes a recapture of LIHTC; or

                           (J) Failed  during any  six-month  period  during the
Compliance Period to cause at least 85% of the total apartment units in the Project to qualify for LIHTC, unless such failure is the result of Force Majeure or unless such failure is cured within 120 days after the end of the six-month period.

                  (2) As provided in Section 6.2(a) hereof.

         (b) Written notice of the removal for cause of the General Partner shall be served by the Special Limited Partner or the Limited Partner, or both of them, upon the General Partner either by certified or by registered mail, return receipt requested, or by personal service. Such notice shall set forth the reasons for the removal, if any, and the date upon which the removal is to become effective.

         (c) Upon receipt of such notice of removal for cause, the General Partner shall cause an accounting to be prepared covering the transactions of the Partnership from the end of the previous fiscal year through the date of receipt of such notice, and thereafter it shall not sell or dispose of Partnership assets under any circumstances. The accounting shall be completed by the effective date of the removal and shall be in sufficient detail to accurately and fully reflect the earnings or losses for the period and the financial condition of the Partnership. If the General Partner fails to cause the accounting to be prepared within 30 days of receipt of the notice of removal for cause then the Limited Partner may cause the accounting to be prepared. The expenses of the accounting shall be borne by the General Partner.

         Section 13.3 Effects of a Withdrawal. In the event of a Withdrawal, the entire Interest of the Withdrawing General Partner shall immediately and automatically terminate on the effective date of such Withdrawal, and such General Partner shall immediately cease to be a General Partner, shall have no further right to participate in the management or operation of the Partnership or the Project or to receive any allocations or Distributions from the Partnership or any other funds or assets of the Partnership, except as specifically set forth below. In the event of a Withdrawal, any or all executory contracts, including but not limited to the Management Agreement, between the Partnership and the Withdrawing General Partner or its Affiliates may be terminated by the Partnership, with the Consent of the Special Limited Partner, upon written notice to the party so terminated.

         Furthermore, notwithstanding such Withdrawal, the Withdrawing General Partner shall be and shall remain, liable as a General Partner for all liabilities and obligations incurred by the Partnership or by the General Partner prior to the effective date of the Withdrawal, or which may arise upon such Withdrawal. Any remaining Partner shall have all other rights and remedies against the Withdrawing General Partner as provided by law or under this Agreement.

         The General Partner agrees that in the event of its Withdrawal it will indemnify and hold the Limited Partner and the Special Limited Partner harmless from and against all losses, costs and expenses incurred in connection with the Withdrawal, including, without limitation, all legal fees and other expenses of the Limited Partner and the Special Limited Partner in connection with the transaction.

         The  following  additional  provisions  shall  apply in the  event of a
Withdrawal:

         (a)  In  the  event  of  a  Withdrawal  which  is  not  an  Involuntary
Withdrawal, the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, nor shall it be entitled to receive or to be paid by the Partnership any further payments of fees or to be paid any amount for its former Interest. From and after the effective date of such Withdrawal, the former rights of the Withdrawing General Partner to receive or to be paid such allocations, Distributions, funds, assets, fees or repayments shall be assigned to the other General Partner or General Partners (which may include the Special Limited Partner), or if there is no other general partner of the Partnership at that time, to the Special Limited Partner.

         (b) In the event of an  Involuntary  Withdrawal,  except as provided in
Section 13.3(b)(3) below, the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, provided that accrued and payable fees (i.e., fees earned but unpaid as of the date of Withdrawal) owed to the Withdrawing General Partner, and any outstanding loans of the Withdrawing General Partner to the Partnership, shall be paid to the Withdrawing General Partner in the manner and at the times such fees and loans would have been paid had the Withdrawing General Partner not Withdrawn.
The Interest of the General Partner shall be purchased as follows:

                  (1) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Partnership is to be continued with one or more remaining or successor General Partner(s), the Partnership, with the Consent of the Special Limited Partner, may, but is not obligated to, purchase the Interest of the Withdrawing General Partner in Partnership allocations, Distributions and capital. The purchase price of such Interest shall be its Fair Market Value as determined by agreement between the Withdrawing General Partner and the Special Limited Partner, or, if they cannot agree, by arbitration in accordance with the then current rules of the American Arbitration Association. The cost of such arbitration shall be borne equally by the Withdrawing General Partner and the Partnership. The purchase price shall be paid by the Partnership by delivering to the General Partner or its representative the Partnership's non-interest bearing unsecured promissory note payable, if at all, upon liquidation of the Partnership in accordance with
Section 11.2(b). The note shall also provide that the Partnership may prepay all or any part thereof without penalty.

                  (2) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Partnership is to be continued with one or more remaining or successor General Partner(s), and if the Partnership does not purchase the Interest of the Withdrawing General Partner in Partnership allocations, Distributions and capital, then the Withdrawing General Partner shall retain its Interest in such items, but such Interest shall be held as a special limited partner.

         Section 13.4 Successor General Partner. Upon the occurrence of an event giving rise to a Withdrawal of a General Partner, any remaining General Partner, or, if there be no remaining General Partner, the Withdrawing General Partner or its legal representative, shall promptly notify the Special Limited Partner of such Withdrawal (the "Withdrawal Notice"). Whether or not the Withdrawal Notice shall have been sent as provided herein, the Special Limited Partner shall have the right to become a successor General Partner (and to become the successor managing General Partner if the Withdrawing General Partner was previously the managing General Partner). In order to effectuate the provisions of this Section
13.4 and the continuance of the Partnership, the Withdrawal of a General Partner shall not be effective until the expiration of 120 days from the date on which occurred the event giving rise to the Withdrawal, unless the Special Limited Partner shall have elected to become a successor General Partner as provided herein prior to expiration of such 120-day period, whereupon the Withdrawal of the General Partner shall be deemed effective upon the notification of all the other Partners by the Special Limited Partner of such election.

         Section 13.5 Admission of Additional or Successor General Partner. No Person shall be admitted as an additional or successor General Partner unless
(a) such Person shall have agreed to become a General Partner by a written instrument which shall include the acceptance and adoption of this Agreement;
(b) the Consent of the Special Limited Partner to the admission of such Person as a substitute General Partner, which consent may be withheld in the discretion of the Special Limited Partner, shall have been given; and (c) such Person shall have executed and acknowledged any other instruments which the Special Limited Partner shall reasonably deem necessary or appropriate to affect the admission of such Person as a substitute General Partner. If the foregoing conditions are satisfied, this Agreement shall be amended in accordance with the provisions of the Act, and all other steps shall be taken which are reasonably necessary to effect the Withdrawal of the Withdrawing General Partner and the substitution of the successor General Partner. Nothing contained herein shall reduce the Limited Partner's Interest or the Special Limited Partner's Interest in the Partnership.

         Section 13.6 Transfer of Interest. Except as otherwise provided herein, the General Partner may not Withdraw from the Partnership, or enter into any agreement as the result of which any Person shall become interested in the Partnership, without the Consent of the Special Limited Partner.

         Section 13.7 No Goodwill Value. At no time during continuation of the Partnership shall any value ever be placed on the Partnership name, or the right to its use, or to the goodwill appertaining to the Partnership or its business, either as among the Partners or for the purpose of determining the value of any Interest, nor shall the legal representatives of any Partner have any right to claim any such value. In the event of a termination and dissolution of the Partnership as provided in this Agreement, neither the Partnership name, nor the right to its use, nor the same goodwill, if any, shall be considered as an asset of the Partnership, and no valuation shall be put thereon for the purpose of liquidation or distribution, or for any other purpose whatsoever.

                                   ARTICLE XIV

                          BOOKS AND ACCOUNTS, REPORTS,
                      TAX RETURNS, FISCAL YEAR AND BANKING

         Section 14.1      Books and Accounts.

         (a) The General Partner shall cause the Partnership to keep and main-tain at its principal executive office full and complete books and records which shall include each of the following:

                  (1) a current list of the full name and last known business or residence address of each Partner set forth in alphabetical order together with the Capital Contribution and the share in Income and Losses of each Partner;

                  (2) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, together with executed copies of any powers of attorney pursuant to which any certificate has been executed;

                  (3) copies of the Partnership's federal, state and local in-come tax information returns and reports, if any, for the six most recent tax-able years;

                  (4) copies of the original of this Agreement and   all   amend
ments thereto;

                  (5) financial statements of the Partnership for the six most recent fiscal years; and

                  (6) the Partnership's books and records for at least the current and past three fiscal years.

         (b) Upon the request of the Limited Partner, the General Partner shall promptly deliver to the Limited Partner, at the expense of the Partnership, a copy of the information set forth in Section 14.1(a) above. The Limited Partner shall have the right upon reasonable request and during normal business hours to inspect and copy any of the foregoing, or any of the other books and records of the Partnership or the Project at its own expense.

         Section 14.2      Accounting Reports.

         (a) By February 20 of each calendar year the General Partner shall provide to the Limited Partner and the Special Limited Partner all tax information necessary for the preparation of their federal and state income tax returns and other tax returns with regard to the jurisdiction(s) in which the Partnership is formed and in which the Project is located.

         (b) By March 1 of each calendar year the General Partner shall send to the Limited Partner and the Special Limited Partner: (1) a balance sheet as of the end of such fiscal year and statements of income, Partners' equity and changes in cash flow for such fiscal year prepared in accordance with generally accepted accounting principles and accompanied by an auditor's report containing an opinion of the Partnership's Accountants; (2) a report (which need not be audited) of any Distributions made at any time during the fiscal year, separately identifying Distributions from Net Operating Income for the fiscal year, Net Operating Income for prior years, Sale or Refinancing Proceeds, and reserves; (3) a report setting forth the amount of all fees and other compensation and Distributions and reimbursed expenses paid by the Partnership for the fiscal year to the General Partner or Affiliates of the General Partner and the services performed in consideration therefor, which report shall be verified by the Partnership's Accountants, with the method of verification to include, at a minimum, a review of the time records of individual employees, the costs of whose services were reimbursed, and a review of the specific nature of the work performed by each such employee, all in accordance with generally accepted auditing standards and, accordingly, including such tests of the accounting records and such other auditing procedures as the Accountants consider appropriate in the circumstances; (4) a copy of the Project's rent roll for the most recent calendar quarter; (5) a statement signed by the General Partner indicating the number of apartment units which are occupied by Qualified Tenants; and (6) a report of the significant activities of the Partnership during the year.

         (c) Within 60 days after the end of each fiscal quarter in which a Sale or Refinancing of the Project occurs, the General Partner shall send to the Limited Partner and the Special Limited Partner a report as to the nature of the Sale or Refinancing and as to the Income and Losses for tax purposes and proceeds arising from the Sale or Refinancing.

         Section 14.3 Other Reports. The General Partner shall provide to the Limited Partner and the Special Limited Partner:

         (a) During the period of construction, a copy of the initial construction schedule and any updates to the construction schedule, and by the tenth day of each month a copy of the previous month's Construction Loan draw request and the inspecting architect's application and certification of payment (AIA Document G702, or similar form acceptable to the Limited Partner);

         (b) During the rent-up phase, and continuing until the end of the first six-month period during which the Project has a sustained occupancy of 95% or better, by the tenth day of each month within such period a copy of the previous month's rent roll (through the last day of the month) and a tenant LIHTC compliance worksheet similar to the monthly initial tenant certification worksheet included in Exhibit "H" attached hereto and incorporated herein by this reference;

         (c) A quarterly tax credit compliance report similar to the worksheet included in Exhibit "H" due on or before April 30 of each year for the first quarter, July 31 of each year for the second quarter, October 31 of each year for the third quarter and January 31 of each year for the fourth quarter. In order to verify the reliability of the information being provided on the compliance report the Limited Partner may request a small sampling of tenant files to be provided. The sampling will include, but not be limited to, copies of tenant applications, certifications and third party verifications used to qualify tenants. If any inaccuracies are found to exist on the tax credit compliance report or any items of noncompliance are discovered then the sampling will be expanded as determined by the Limited Partner.

         (d) By September 15 of each year, an estimate of LIHTC for that year;

         (e) If the Project receives a reservation of LIHTC in one year but will not complete the construction and rent-up until a later year, the General Partner will provide to the Limited Partner by December 31 of the year during which the reservation is received an audited cost certification together with the accountant's work papers verifying that the Partnership has expended the requisite 10% of the reasonably expected cost basis to meet the carryover test provisions of Section 42 of the Code;

         (f) During the Compliance Period, no later than the day any such certification is filed, copies of any certifications which the Partnership must furnish to federal or state governmental authorities administering any Tax Credit program including, but not limited to, copies of all annual tenant recertifications required under Section 42 of the Code;

         (g) A quarterly report on operations, in the form attached hereto as Exhibit "H", due on or before April 30 of each year for the first quarter of operations, July 31 of each year for the second quarter of operations, October 31 of each year for the third quarter of operations and January 31 of each year for the fourth quarter of operations which shall include, but is not limited to, an unaudited income statement showing all activity in the reserve accounts required to be maintained pursuant to Section VIII of this Agreement, statement of income and expenses, balance sheet, rent roll as of the end of each calendar quarter of each year, and third party verification of current utility allowance;

         (h) By the annual renewal date of each and every year, an executed  or-
iginal or certified copy of each and every Insurance policy or certificate   re-
quired by the terms of this Agreement;

         (i) On or before March 15th of each calendar year, the  General   Part-
ner's updated financial statement as of December 31 of the previous year;

         (j) On or before November 1 of each calendar year, a copy of the following year's proposed operating budget. Each such budget shall contain an amount required for reserves in accordance with Article VIII and for the payment of real estate taxes, insurance, debt service and other payments. Such budget shall only be adopted with the Consent of the Special Limited Partner; and

         (k) Notice of the occurrence, or of the likelihood of occurrence, of any event which has had a material adverse effect upon the Project or the Partnership, including, but not limited to, any breach of any of the representations and warranties set forth in Section 9.11 of this Agreement, and any inability of the Partnership to meet its cash obligations as they become payable, within ten days after the occurrence of such event.

         Section 14.4 Late Reports. If the General Partner does not fulfill its obligations under Section 14.2 and Section 14.3 within the time periods set forth therein, the General Partner, using its own funds, shall pay as damages the sum of $100 per week (plus interest at the rate established by Section 6.3 of this Agreement) to the Limited Partner until such obligations shall have been fulfilled. Such damages shall be paid forthwith by the General Partner, and failure to so pay shall constitute a material default of the General Partner hereunder and cause for removal under Section 13.2 hereof. In addition, if the General Partner shall so fail to pay, the General Partner and its Affiliates shall forthwith cease to be entitled to any fees hereunder (other than the Development Fee) and/or to the payment of any Net Operating Income or Sale or Refinancing Proceeds to which the General Partner may otherwise be entitled hereunder. Payments of fees and Distributions shall be restored only upon payment of such damages in full.

         Section 14.5 Annual Site Visits. On an annual basis a representative of the Limited Partner, at the Limited Partner's expense, will conduct a site visit which will include, in part, an inspection of the property, a review of the office and tenant files and an interview with the property manager. The Limited Partner may, in its sole discretion, cancel all or any part of the annual site visit.

         Section 14.6 Tax Returns. The General Partner shall cause income tax returns for the Partnership to be prepared and timely filed with the appropriate federal, state and local taxing authorities.

         Section 14.7  Fiscal Year. The fiscal year of the Partnership shall  be
the calendar year or such other period as may be approved by the   Internal Rev-
enue Service for federal income tax purposes.

         Section 14.8 Banking. All funds of the Partnership shall be deposited in a separate bank account or accounts as shall be determined by the General Partner with the Consent of the Special Limited Partner. All withdrawals therefrom shall be made upon checks signed by the General Partner or by any person authorized to do so by the General Partner. The General Partner shall provide to any Partner who requests same the name and address of the financial institution, the account number and other relevant information regarding any Partnership bank account.

         Section 14.9 Certificates and Elections.

         (a) The General Partner shall file the First Year Certificate with the tax return to be filed for the Partnership for the period encompassing the
Completion of Construction date and thereafter shall timely file any certificates which the Partnership must furnish to federal or state governmental authorities administering the Tax Credit programs under Section 42 of the Code.

         (b) The General Partner, with the Consent of the Special Limited Partner, may, but is not required to, cause the Partnership to make or revoke the election referred to in Section 754 of the Code, as amended, or any similar provisions enacted in lieu thereof.

                                   ARTICLE XV

                      DISSOLUTION, WINDING UP, TERMINATION
                       AND LIQUIDATION OF THE PARTNERSHIP

         Section 15.1 Dissolution of Partnership. The Partnership shall be dis-solved upon the expiration of its term or the earlier occurrence of any of the following events:

         (a) The  effective  date of the  Withdrawal  or removal of the  General
Partner, unless (1) at the time there is at least one other General Partner (which may be the Special Limited Partner if it elects to serve as successor General Partner under Section 13.4 hereof) who will continue as General Partner, or (2) within 120 days after the occurrence of any such event the Limited Partner elects to continue the business of the Partnership;

         (b) The sale of the Project and the receipt in cash of the full amount of the proceeds of such sale; or

         (c) The written election to do so of the Limited Partner.

         Notwithstanding the foregoing, however, in no event shall the Partnership terminate prior to the expiration of its term if such termination would result in a violation of the Mortgage Note or any other agreement with or rule or regulation of Cass County to which the Partnership is subject.

         Section 15.2 Return of Capital Contribution upon Dissolution. Except as provided in Sections 7.3, 7.4 and 7.6 of this Agreement, which provide for a reduction or refund of the Limited Partner's Capital Contribution under certain circumstances, and which shall represent the personal obligation of the General Partner, as well as the obligation of the Partnership, each Partner shall look solely to the assets of the Partnership for all Distributions with respect to the Partnership (including the return of its Capital Contribution) and shall have no recourse therefor (upon dissolution or otherwise) against any General Partner. No Partner shall have any right to demand property other than money upon dissolution and termination of the Partnership, and the Partnership is prohibited from such a distribution of property absent the Consent of the Special Limited Partner.

         Section 15.3 Distributions of Assets. Upon a dissolution of the Partnership, the General Partner (or, if there is no General Partner then remaining, such other Person(s) designated as the liquidator of the Partnership by the Special Limited Partner or by the court in a judicial dissolution) shall take full account of the Partnership assets and liabilities and shall liquidate the assets as promptly as is consistent with obtaining the fair value thereof.

         (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership pursuant to Section 11.2(a) through and including 11.2(c), the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts, after taking into account all allocations under Article X hereof.

         (b) In the event that a General Partner has a deficit balance in its Capital Account following the liquidation of the Partnership or its Interest, as determined after taking into account all Capital Account adjustments for the Partnership's taxable year in which such liquidation occurs, such General Partner shall pay to the Partnership the amount necessary to restore such deficit balance to zero in compliance with Treasury Regulation Section 1.704-1(b)(2)(ii)(b)(3).

         The deficit make-up shall be paid by the General Partner by the end of such taxable year and shall, upon liquidation of the Partnership, be paid to creditors of the Partnership or distributed to other Partners in accordance with their positive Capital Account balances. Notwithstanding, if the Special Limited Partner has become successor General Partner, it shall not be responsible for any deficit balance in its Capital Account which arose during the time the former General Partner served as General Partner.

         (c) With respect to assets distributed in kind to the Partners in liquidation or otherwise:

                  (1) unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be Income and Losses realized by the Partnership immediately prior to the liquidation or other Distribution event; and

                  (2) such Income and Losses shall be allocated to the Partners in accordance with Section 10.2 hereof, and any property so distributed shall be treated as a Distribution of an amount in cash equal to the excess of such Fair Market Value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered.

         (d) For the purposes of Section 15.3(c), "unrealized appreciation" or "unrealized depreciation" shall mean the difference between the Fair Market Value of such assets, taking into account the Fair Market Value of the associated financing but subject to Section 7701(g) of the Code, and the Partnership's adjusted basis in such assets for book purposes. Section 15.3(c) is merely intended to provide a rule for allocating unrealized Income and Losses upon liquidation or other Distribution event, and nothing contained in Section 15.3(c) or elsewhere in this Agreement is intended to treat or cause such Distributions to be treated as sales for value. The Fair Market Value of such assets shall be determined by an independent appraiser to be selected by the General Partner with the Consent of the Special Limited Partner.

         Section 15.4 Deferral of Liquidation. If at the time of liquidation the General Partner or other liquidator shall determine that an immediate sale of part or all of the Partnership assets could cause undue loss to the Partners, the liquidator may, in order to avoid loss, but only with the Consent of the Special Limited Partner, either defer liquidation and retain all or a portion of the assets or distribute all or a portion of the assets to the Partners in kind. In the event that the liquidator elects to distribute such assets in kind, the assets shall first be assigned a value (by appraisal by an independent appraiser) and the unrealized appreciation or depreciation in value of the assets shall be allocated to the Partners' Capital Accounts, as if such assets had been sold, in the manner described in Section 10.2, and such assets shall then be distributed to the Partners as provided herein. In applying the preceding sentence, the Project shall not be assigned a value less than the unamortized principal balance of any loan secured thereby.

         Section 15.5 Liquidation Statement. Each of the Partners shall be furnished with a statement prepared or caused to be prepared by the General Partner or other liquidator, which shall set forth the assets and liabilities of the Partnership as of the date of complete liquidation. Upon compliance with the distribution plan as outlined in Sections 15.3 and 15.4, the Limited Partner and Special Limited Partner shall cease to be such and the General Partner shall execute, acknowledge and cause to be filed those certificates referenced in
Section 15.6.

         Section 15.6 Certificates of Dissolution; Certificate of Cancellation of Certificate of Limited Partnership.

         (a) Upon the dissolution of the Partnership, the General Partner shall cause to be filed in the office of, and on a form prescribed by the Secretary of State of the State, a certificate of dissolution. The certificate of dissolution shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, the event causing the Partnership's dissolution and the date of the dissolution.

         (b) Upon the completion of the winding up of the Partnership's affairs, the General Partner shall cause to be filed in the office of, and on a form prescribed by, the Secretary of State of the State, a certificate of cancellation of the Certificate of Limited Partnership. The certificate of cancellation of the Certificate of Limited Partnership shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, and any other information which the General Partner determines to include therein.

                                   ARTICLE XVI

                                   AMENDMENTS

         This Agreement may not be amended by the General Partner absent the Consent of the Special Limited Partner. Notwithstanding the foregoing, no amendment shall change the Partnership to a general partnership; extend the term of the Partnership beyond the date provided for in this Agreement; modify the limited liability of the Limited Partner and the Special Limited Partner; allow the Limited Partner to take control of the Partnership's business within the meaning of the Act; reduce or defer the realization of any Partner's interest in allocations, Distributions, capital or compensation hereunder, or increase any Partner's obligations hereunder, without the consent of the Partner so affected; or change the provisions of this Article XVI.

                                  ARTICLE XVII

                                  MISCELLANEOUS

         Section 17.1 Voting Rights.

         (a) The Limited Partner shall have no right to vote upon any matters affecting the Partnership, except as provided in this Agreement. Notwithstanding the foregoing, the Limited Partner may, without the concurrence of the General
Partner:

                  (1) Approve or disapprove, but, except as otherwise expressly provided herein, not initiate, the Sale or Refinancing of the Project;

                  (2) Remove the General Partner and elect a substitute General Partner as provided in this Agreement;

                  (3) Elect a successor General Partner upon the Withdrawal of the General Partner;

                  (4) Approve or disapprove, but not initiate, the dissolution of the Partnership; or

                  (5) Subject to the provisions of Article XVI hereof, amend this Agreement.

         (b) On any matter where the Limited Partner has  the  right   to  vote,
votes may only be cast at a duly called meeting of the Partnership or through written action without a meeting.

         (c) The Special Limited Partner shall have the right to consent to those actions or inactions of the Partnership and/or General Partner as otherwise set forth in this Agreement, and the General Partner is prohibited from any action or inaction requiring such consent unless such consent has been obtained.

         Section 17.2 Meeting of Partnership. Meetings of the Partnership may be called either (a) at any time by the General Partner; or (b) upon the General Partner's receipt of a written or facsimile request from the Limited Partner setting forth the purpose of such meeting. Within ten days after receipt of the Limited Partner's written or facsimile request for a meeting, the General Partner shall provide all Partners with written notice of the meeting (which shall be by telephone conference, or at the principal place of business of the Partnership or such other location referenced in the notice) to be held not less than 15 days nor more than 30 days after receipt of such written or facsimile request from the Limited Partner, which notice shall specify the time and place of such meeting and the purpose or purposes thereof. If the General Partner fails to provide the written notice of the meeting within ten days after receipt of the Limited Partner's request to hold a meeting, then the Limited Partner may provide the written notice of the meeting to all the Partners, which notice shall specify the time and place of such meeting and the purpose or purposes thereof. All meetings and actions of the Limited Partner shall be governed in all respects, including matters relating to notice, quorum, adjournment, proxies, record dates and actions without a meeting, by the applicable provisions of the Act, as it shall be amended from time to time.

         Section 17.3 Notices. Any notice given pursuant to this Agreement may be served personally on the Partner to be notified, or may be mailed, first class postage prepaid, to the following address, or to such other address as a party may from time to time designate in writing:

         To the General Partner:    Compass Square Development Corporation
                                    1015 Michigan Ave.
                                    Logansport, IN  46947-1577

         With a Copy to:            Katz & Korin
                                    1120 Market Tower
                                    10 West Market Street
                                    Indianapolis, IN  46204-42964

                                     Area Five Agency on Aging and
                                     Community Services, Inc.
                                     1801 Smith St.
                                     Logansport, IN  46947

         To the Limited Partner:    WNC Institutional Tax Credit Fund VII, L.P.
                                    c/o WNC & Associates, Inc.
                                    3158 Redhill Ave., Suite 120
                                    Costa Mesa, CA   92626-3416

         To the Special
         Limited Partner:           WNC HOUSING, L.P.
                                    3158 Redhill Ave., Suite 120
                                    Costa Mesa, CA   92626-3416

         Section 17.4 Successors and Assigns. All the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Partners.

         Section 17.5 Recording of Certificate of Limited Partnership. If the General Partner should deem it advisable to do so, the Partnership shall record in the office of the County Recorder of the county in which the principal place of business of the Partnership is located a certified copy of the Certificate of Limited Partnership, or any amendment thereto, after such Certificate or amendment has been filed with the Secretary of State of the State.

         Section 17.6  Amendment of Certificate of Limited Partnership.

         (a) The General Partner shall cause to be filed, within 30 days after the happening of any of the following events, an amendment to the Certificate of Limited Partnership reflecting the occurrence thereof:

                  (1) A change in the name of the Partnership.

                  (2) A  change in the   street  address  of  the  Partnership's
principal executive office.

                  (3) A change in the address, or the Withdrawal, of a General Partner, or a change in the address of the agent for service of process, or appointment of a new agent for service of process.

                  (4) The admission of a General Partner and that Partner's address.

                  (5) The discovery by the General Partner of any false or erroneous material statement contained in the Certificate of Limited Partnership or any amendment thereto.

         (b) The Certificate  of Limited  Partnership  may also be  amended   in
conformity with this Agreement at any time in any other respect that the Gen-eral Partner determines.

         (c) The General Partner shall cause the Certificate of Limited Partnership to be amended, when required or permitted as aforesaid, by filing a certificate of amendment thereto in the office of, and on a form prescribed by, the Secretary of State of the State. The certificate of amendment shall set forth the Partnership's name, the Secretary of State's file number for the Partnership and the text of the amendment.

         Section 17.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

         Section 17.8 Captions. Captions to and headings of the Articles, Sections and subsections of this Agreement are solely for the conveniences of the parties, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

         Section 17.9 Saving Clause. If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         Section 17.10 Tax Matters Partners. All the Partners hereby agree that the Special Limited Partner shall be the "Tax Matters Partner" pursuant to the Code and in connection with any audit of the federal income tax returns of the Partnership; provided, however, that if the Special Limited Partner shall withdraw from the Partnership or become Bankrupt, the General Partner shall thereafter be the "Tax Matters Partner". If the Tax Matters Partner shall determine to litigate any administrative determination relating to federal income tax matters, it shall litigate such matter in such court as the Tax Matters Partner shall decide in its sole discretion. In discharging its duties and responsibilities, the Tax Matters Partner shall act as a fiduciary (i) to the Limited Partner (to the exclusion of the other Partners) insofar as tax matters related to the Tax Credits are concerned, and (ii) to all of the Partners in other respects. The Limited Partner will make no claim against the Partnership in respect of any action or omission by the Tax Matters Partner during such time as the Special Limited Partner acts as the Tax Matters Partner.

         Section 17.11     Expiration of Compliance Period.

         (a) Notwithstanding any provision hereof to the contrary (other than this Section 17.11), the Special Limited Partner shall have the right at any time after the beginning of the last year of the Compliance Period to require, by written notice to the General Partner, that the General Partner promptly submit a written request to the applicable State Tax Credit Agency pursuant to
Section 42(h) of the Code (or any successor provision) that such agency endeavor to locate within one year from the date of such written request a purchaser for the Project who will continue to operate the Project as a qualified low income property, at a purchase price that is not less than the minimum amount set forth in Section 42(h)(6) of the Code (or any successor provision). In the event that the State Tax Credit Agency obtains an offer satisfying the conditions of the preceding sentence, the General Partner shall promptly notify the Special Limited Partner in writing with respect to the terms and conditions of such offer, and, if the Special Limited Partner notifies the General Partner that such offer should be accepted, the General Partner shall cause the Partnership promptly to accept such offer and to proceed to sell the Project pursuant to such offer.

         (b) Notwithstanding any other provision of this Agreement to the contrary, the Special Limited Partner shall have the right at any time after the end of the Compliance Period to require, by written notice to the General Partner (the "Required Sale Notice"), that the General Partner promptly use its best efforts to obtain a buyer for the Project on the most favorable terms then available. The General Partner shall submit the terms of any proposed sale to the Special Limited Partner for its approval in the manner set forth in Section 17.11(a) hereof. If the General Partner shall fail to so obtain a buyer for the Project within six months of receipt of the Required Sale Notice or if the Consent of the Special Limited Partner in its sole discretion shall be withheld to any proposed sale, then the Special Limited Partner shall have the right at any time thereafter to obtain a buyer for the Project on terms acceptable to the Special Limited Partner (but not less favorable to the Partnership than any proposed sale previously rejected by the Special Limited Partner). In the event that the Special Limited Partner so obtains a buyer, it shall notify the General Partner in writing with respect to the terms and conditions of the proposed sale and the General Partner shall cause the Partnership promptly to sell the Project to such buyer.

         (c) A sale of the Project prior to the end of the Compliance Period may only take place if the conditions of Section 42(j)(6) of the Code (or any successor provision) will be satisfied upon such sale by having the purchaser of the Project post the required bond on behalf of the Partnership.

         Section 17.12 Number and Gender. All pronouns and any variations there-
of shall be deemed to refer to the masculine,  feminine,   neuter,   singular or
plural as the identity of the Person or Persons may require.

         Section 17.13 Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and all prior understandings and agreements between the parties, written or oral, respecting this transaction are merged in this Agreement.

         Section 17.14 Governing Law. This Agreement and its application shall be governed by the laws of the State.

         Section 17.15 Attorney's Fees. If a suit or action is instituted in connection with an alleged breach of any provision of this Agreement, the prevailing party shall be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney's fees, including fees on any appeal.

         Section 17.16 Receipt of Correspondence. The Partners agree that the General Partner shall send to the Limited Partner and the Special Limited Partner a copy of any correspondence relative to the Project's noncompliance with the Mortgage Note, relative to the acceleration of the Mortgage Note and/or relative to the disposition of the Project.

         Section 17.17 Security Interest and Right of Set-Off. As security for the performance of the respective obligations to which any Partner may be subject under this Agreement, the Partnership shall have (and each Partner hereby grants to the Partnership) a security interest in all funds distributable to said Partner to the extent of the amount of such obligation.

         IN WITNESS  WHEREOF,   this   Agreement  of  Limited   Partnership   of
Kechel Tower L.P., a Indiana limited partnership, is made and entered into as of the _____ day of _________________, 1998.

                    GENERAL PARTNER

                    Compass Square Development Corporation

                    By:     ___________________________________
                            Lawrence R. Ulrich,
                            President

                    LIMITED PARTNER

                    WNC Institutional Tax Credit Fund VII, L.P.

                    By:     WNC Institutional Partners VII, L.P.
                            General Partner

                            By:      WNC & ASSOCIATES, INC.
                                     General Partner


                                     By:      _________________________
                                              David N. Shafer,
                                              Senior Vice President

                    SPECIAL LIMITED PARTNER

                    WNC HOUSING, L.P.

                    By:     WNC & ASSOCIATES, INC.
                            General Partner

                            By:      _______________________________
                                     David N. Shafer,
                                     Senior Vice President


This Agreement is acknowledged and agreed to by the undersigned for purposes of complying with Section 9.12 and 9.13 of this Agreement:

                     DEVELOPER

                             By:      Four County Comprehensive Mental
                                      Health Center, Inc.
                                      ---------------------------------
                                      Lawrence R. Ulrich
                                      Executive Director

                         Amended and Restated Agreement

                            of Limited Partnership of

                         St. Susanne Associates I, L.P.

                              Amended and Restated
                        Agreement of Limited Partnership
                                       of
                         St. Susanne Associates I, L.P.

         This Amended and Restated Agreement of Limited Partnership is being entered into effective as of the date written below by and between Southwind Community Development Corporation, a Missouri Non-Profit Corporation as the general partner (the "General Partner"), WNC Housing Tax Credit Fund VI, L.P., Series 6, California limited partnership as the limited partner (the "Limited Partner"), WNC Housing, L.P., as the special limited partner (the "Class A Special Limited Partner"), Missouri Affordable Housing Fund X, L.P., a Missouri limited partnership, as the special limited partner (the "Class B Special Limited Partner"), and The Lockwood Group, L.L.P., a Missouri limited liability partnership as the withdrawing limited partner (the "Original Limited Partner").

                                    RECITALS

         WHEREAS, St. Susanne Associates I, L.P., a Missouri limited partnership (the "Partnership") filed for record a certificate of limited partnership with the Missouri Secretary of State on July 6, 1998. A partnership agreement dated June 30, 1998 was entered into by and between Joseph A. Shepard and Kenneth M. Vitor as general partners, and The Lockwood Group, L.L.P., a Missouri limited liability partnership as the limited partner (the "Original Partnership Agreement").

         WHEREAS, a First Amendment to Agreement of Limited Partnership dated May 12, 1999 was entered into to provide for the withdrawal of Joseph A. Shepard and Kenneth M. Vitor as general partners, and the admittance of Southwind Community Development Corporation, a Missouri Non-Profit Corporation as the successor General Partner (the "First Amendment").

         WHEREAS, the Partners desire to enter into this Agreement to provide for, among other things, (i) the continuation of the Partnership, (ii) the admission of the Limited Partner, the Class A Special Limited Partner and Class B Special Limited Partner as partners of the Partnership, (iii) the liquidation of the Original Limited Partner's Interest in the Partnership, (iv) the payment of Capital Contributions by the Limited Partner, Class A Special Limited Partner and the Class B Special Limited Partner to the Partnership, (v) the allocation of Income, Losses, Tax Credits and distributions of Net Operating Income and other cash funds of the Partnership among the Partners (vi) the determination of the respective rights, obligations and interests of the Partners to each other and to the Partnership, and (vii) certain other matters.

         NOW, THEREFORE, in consideration of their mutual agreements herein set forth, the Partners hereby agree to amend and restate the Original Partnership Agreement in its entirety to provide as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 1."Accountant" shall mean Mueller, Walla, Albertson, or such other firm of independent certified public accountants as may be engaged for the Partnership by the General Partner with the Consent of the Class A Special Limited Partner. Notwithstanding any provision of this Agreement to the contrary, the Class A Special Limited Partner shall have the discretion to dismiss the Accountant for cause if such Accountant fails to provide, or inaccurately provides in any material respect, the information required in
Section 14.2 or 14.3 of this Agreement.

     Section 1.2 1."Act" shall mean the laws of the State governing limited partnerships, as now in effect and as the same may be amended from time to time.


     Section 1.3 1."Actual Tax Credit" shall mean as of any point in time, the total amount of the LIHTC actually allocated by the Partnership to the Limited Partner, representing 99.98% of the LIHTC actually received by the Partnership, as shown on the applicable tax returns of the Partnership.

     Section 1.4 1."Adjusted Capital Account Deficit" shall mean with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant fiscal period, after giving effect to the following adjustments:

         (a) credit to such Capital Account any amounts which such Partner is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

         (b) debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of
the Treasury Regulations.

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

     Section 1.5 1."Affiliate" shall mean (a) any Person directly or indirectly controlling, controlled by, or under common control with another Person; (b) any Person owning or controlling 10% or more of the outstanding voting securities of such other Person; (c) any officer, director, trustee, or partner of such other Person; and (d) if such Person is an officer, director, trustee or general partner, any other Person for which such Person acts in any such capacity.

     Section 1.6 1."Agreement" or "Partnership Agreement" shall mean this Amended and Restated Agreement of Limited Partnership, as it may be amended from time to time. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and "hereunder," when used with reference to this Agreement, refers to this Agreement as a whole, unless the context otherwise requires.

     Section 1.7 1."Apartment Housing" shall collectively mean the approximately
1.10 acres of land in Mt. Vernon, Lawrence County, Missouri, as more fully described in Exhibit "A" attached hereto and incorporated herein by this reference, and the Improvements.

     Section 1.8 1."Assignee" shall mean a Person who has acquired all or a portion of the Limited Partner's beneficial interest in the Partnership and has not become a Substitute Limited Partner.

     Section 1.9 1."Bankruptcy" or "Bankrupt" shall mean the making of an assignment for the benefit of creditors, becoming a party to any liquidation or dissolution action or proceeding, the commencement of any bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors, or the appointment of a receiver, liquidator, custodian or trustee and, if any of the same occur involuntarily, the same not being dismissed, stayed or discharged within 90 days; or the entry of an order for relief under Title 11 of the United States Code. A Partner shall be deemed Bankrupt if the Bankruptcy of such Partner shall have occurred and be continuing.

     Section 1.10 1."Break-even Operations" shall mean at such time as the Partnership has Cash Receipts equal to Cash Expenses, as determined by the Accountant and approved by the Class A Special Limited Partner which approval shall not be unreasonably withheld. For purposes of this definition, any one-time up front fee paid to the Partnership from any source shall not be included in Cash Receipts to calculate Break-even Operations.

     Section 1.11 1."Budget" shall mean the annual operating Budget of the Partnership as more fully described in Section 14.3 of this Agreement.


     Section 1.12 1."Capital Account" shall mean, with respect to each Partner, the account maintained for such Partner comprised of such Partner's Capital Contribution as increased by allocations to such Partner of Partnership Income (or items thereof) and any items in the nature of income or gain which are specially allocated pursuant to Section 10.3 or 10.4 hereof, and decreased by the amount of any Distributions made to such Partner, and allocations to such Partner of Partnership Losses (or items thereof) and any items in the nature of expenses or losses which are specially allocated pursuant to Section 10.3 or
10.4 hereof. In the event of any transfer of an interest in the Partnership in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest. The foregoing definition and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Section 1.704-1(b), as amended or any successor thereto, and shall be interpreted and applied in a manner consistent with such Treasury Regulation.

     Section 1.13 1."Capital Contribution" shall mean the total amount of money, or the Gross Asset Value of property contributed to the Partnership, if any, by all the Partners or any class of Partners or any one Partner as the case may be (or by a predecessor-in-interest of such Partner or Partners), reduced by any such capital which shall have been returned pursuant to Section 7.3, 7.4 or 7.6 of this Agreement. A loan to the Partnership by a Partner shall not be considered a Capital Contribution.

     Section 1.14 1."Cash Expenses" shall mean all cash operating obligations of the Partnership (other than those covered by Insurance) in accordance with the applicable Budget, including without limitation, the payment of Mortgage payments, the Management Agent fees (which shall be deemed to include that portion of such fees which is currently deferred and not paid), the funding of reserves in accordance with Article VIII of this Agreement, advertising and promotion, utilities, maintenance, repairs, Partner communications, legal, telephone, any other expenses which may reasonably be expected to be paid in a subsequent period but which on an accrual basis is allocable to the period in question, such as Insurance, real estate taxes and audit, tax or accounting expenses (excluding deductions for cost recovery of buildings; improvements and personal property and amortization of any financing fees) and any seasonal expenses (such as snow removal, the use of air conditioners in the middle of the summer, or heaters in the middle of the winter) which may reasonably be expected to be paid in a subsequent period shall be allocated equally per month over the calendar year. Cash Expenses payable to Partners or Affiliates of Partners shall be paid after Cash Expenses payable to third parties.

     Section 1.15 1."Cash Receipts" shall mean actual cash received on a cash basis by the Partnership from operating revenues of the Partnership, including without limitation rental income (but not any subsidy thereof from the General Partner or an Affiliate thereof) and laundry income, but excluding prepayments, security deposits, Capital Contributions, borrowings, lump-sum payment, any extraordinary receipt of funds, and any income earned on investment of its funds.

     Section 1.16 1."Class A Special Limited Partner" shall mean WNC Housing, L.P., a California limited partnership, and such other Persons as are admitted to the Partnership as additional or substitute Class A Special Limited Partners pursuant to this Agreement.

     Section 1.17 1."Class B Special Limited Partner" shall mean Missouri Affordable Housing Fund X, L.P., a Missouri limited partnership, and such other Persons as are admitted to the Partnership as additional or substitute Class B Special Limited Partners pursuant to this Agreement.

     Section 1.18 1."Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

     Section 1.19 1."Completion of Construction" shall mean the date the Partnership has received the required certificates of occupancy (or the local equivalent) for all sixteen (16) apartment units, or by the issuance of the inspecting architect's certification, in a form substantially similar to the form attached hereto as Exhibit "D" and incorporated herein by this reference, with respect to completion of all the apartment units in the Apartment Housing; provided, however, that Completion of Construction shall not be deemed to have occurred if on such date any liens or other encumbrances as to title to the Apartment Housing exist, other than those securing the Construction Loan or Mortgage and/or those set forth in the Title Policy as of the date of closing as consented to by the Limited Partner, and/or those consented to by the Limited Partner and Class A Special Limited Partner and/or those liens in dispute which do not show up on title because provisions for payment have been made.

     Section  1.20  1."Compliance  Period"  shall  mean the  period set forth in
Section 42 (i)(1) of the Code, as amended, or any successor statute.


     Section 1.21 1. "Consent" shall mean the agreement or approval of a Partner which shall not be unreasonably withheld, delayed or conditioned in light of the facts and circumstances. If a Partner fails to respond to any notice soliciting consent within 30 days (or such other period as may be set forth in the Agreement) after the date of such notice, such Partner shall be deemed for all purposes of this Agreement to have granted Consent to the action proposed in such notice.

     Section 1.22 1."Consent of the Class A Special Limited Partner" shall mean the prior written consent or approval of the Class A Special Limited Partner which consent shall not be unreasonably withheld, delayed or conditioned in light of the facts and circumstances. If any Partner fails to respond to any notice soliciting Consent within 30 days (or such other period as may be set forth in the Agreement) after the date of such notice, such Partner shall be deemed for all purposes of this Agreement to have granted Consent to the action proposed in such notice.

     Section 1.23 1. "Construction Budget" shall mean the agreed upon cost of construction of the Improvements, including soft costs (which includes, but is not limited to, financing charges, market study, Development Fee, architect fees, etc.), based upon the Plans and Specifications. The final Construction Budget is referenced in the Construction and Operating Budget Agreement entered into by and between the Partners the even date hereof and incorporated herein by this reference.

     Section 1.24 1."Construction Contract" shall mean the construction contract dated November 17, 1999 in the amount of $722,000, entered into between the Partnership and the Contractor pursuant to which the Improvements are being constructed.

     Section 1.25 1."Construction Lender" shall mean FmHA or any successor thereto.

     Section 1.26 1."Construction Loan" shall mean the loan obtained from Construction Lender in the principal amount of $651,250 at an interest rate equal to 6.25% per annum for a term of 8 (eight) months to provide funds for the acquisition, renovation and/or construction and development of the Apartment Housing. Where the context admits, the term "Construction Loan" shall include any deed, deed of trust, note, security agreement, assumption agreement or other instrument executed by, or on behalf of, the Partnership or General Partner in connection with the Construction Loan. This Construction Loan will convert into permanent loan upon Construction Completion.

     Section 1.27 1."Contractor" shall mean Licking Construction and Development Company, which is the general construction contractor for the Apartment Housing.

Section 1.28 1."Debt Service Coverage" shall mean for the applicable period the ratio between the Net Operating Income (excluding Mortgage payments) and the debt service required to be paid on the Mortgage(s); as example, a 1.10 Debt Service Coverage means that for every $1.00 of debt service required to be paid there must be $1.10 of Net Operating Income available. A worksheet for the calculation of Debt Service Coverage is found in the Report of Operations attached hereto as Exhibit "G" and incorporated herein by this reference.

     Section 1.29 1."Deferred Management Fee" shall have the meaning set forth in Section 9.2(c) hereof.

     Section 1.30 1."Developer" shall mean Lockwood Development Company, L.L.C.

     Section 1.31 1."Development Fee" shall mean the fee payable to the Developer for services incident to the development and construction of the Apartment Housing in accordance with the Development Services Agreement between the Partnership and the Developer dated the even date herewith and incorporated herein by this reference. Development activities do not include services for the acquisition of the land or syndication activities.

     Section 1.32 1."Distributions" shall mean the total amount of money, or the Gross Asset Value of property (net of liabilities securing such distributed property that such Partner is considered to assume or take subject to under
Section 752 of the Code), distributed to Partners with respect to their Interests in the Partnership, but shall not include any payments to the General Partner or its Affiliates for fees or other compensation as provided in this Agreement or any guaranteed payment within the meaning of Section 707(c) of the Code, as amended, or any successor thereto.

     Section 1.33 1."Fair Market Value" shall mean, with respect to any property, real or personal, the price a ready, willing and able buyer would pay to a ready, willing and able seller of the property, provided that such value is reasonably agreed to between the parties in arm's-length negotiations and the parties have sufficiently adverse interests.

     Section 1.34 1."Financial Interest" shall mean the General Partner's capital interest in the Partnership to be contributed and maintained pursuant to the requirements of FmHA Instruction 1944-E, Section 1944.211(a)(13)(ii) or any amendments thereto. Such Financial Interest shall not affect the Partners' allocable share of the Profits, Losses, Tax Credits or Cash Flow From Operations as set forth in this Agreement.

     Section 1.35 1."First Year Certificate" shall mean the certificate to be filed by the General Partner with the Secretary of the Treasury as required by Code Section 42(1)(1), as amended, or any successor thereto.

     Section  1.36  1."FmHA"   shall  mean  the  United  States   Department  of
Agriculture, Rural Development (formerly Farmers Home Administration) or any successor thereto.

     Section 1.37 1."FmHA Interest Credit Agreement" shall mean the Multiple Family Housing Interest Credit and Rental Assistance Agreement (Form FmHA 1944-7 or any successor thereof) between the FmHA and the Partnership whereby FmHA will provide a monthly credit subsidy to the Partnership's Mortgage account when the Partnership makes each monthly payment on the Mortgage.

     Section 1.38 1."FmHA Loan Agreement" shall mean the Loan Agreement for an RRH Loan to a Limited Partnership Operating on a Limited Profit Basis (Form FmHA 1944-34 or any successor thereof) between the FmHA and the Partnership made in consideration of the Mortgage Loan to the Partnership by the FmHA pursuant to
Section 515(b) of the Housing Act of 1949 to build a low to moderate income apartment complex.

     Section 1.39 1."Force Majeure" shall mean any act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockage, public riot, fire, flood, explosion, governmental action, governmental delay, restraint or inaction and any other cause or event, whether of the kind enumerated specifically herein, or otherwise, which is not reasonably within the control of a Partner to this Agreement claiming such suspension.

     Section 1.40 1."General Partner" shall mean Southwind Community Development Corporation, a Missouri Non-Profit Corporation and such other Persons as are admitted to the Partnership as additional or substitute General Partners pursuant to this Agreement.

     Section 1.41 1."Gross Asset Value" shall mean with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

        (a) the initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the Fair Market Value of such asset, as determined by the contributing Partner and the General Partner, provided that, if the contributing Partner is a General Partner, the determination of the Fair Market Value of a contributed asset shall be determined by appraisal;

        (b) the Gross Asset Values of all Partnership assets shall be adjusted to equal their respective Fair Market Values, as determined by the General Partner, as of the following times: (1) the acquisition of an additional Interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (2) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an Interest in the Partnership; and (3) the liquidation of the Partnership within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that the adjustments pursuant to clauses (1) and (2) above shall be made only with the Consent of the Class A Special Limited Partner and only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

         (c) the Gross Asset Value of any Partnership asset distributed to any Partner shall be adjusted to equal the Fair Market Value of such asset on the date of distribution as determined by the distributee and the General Partner, provided that, if the distributee is a General Partner, the determination of the Fair Market Value of the distributed asset shall be determined by appraisal; and

        (d) the Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and Section 10.3(g) hereof; provided however, that Gross Asset Values shall not be adjusted pursuant to this Section 1.41(d) to the extent the General Partner determines that an adjustment pursuant to Section 1.41(b) hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this Section 1.41(d).

         If the Gross Asset Value of an asset has been determined or adjusted pursuant to Section 1.41(a), Section 1.41(b), or Section 1.41(d) hereof, such Gross Asset Value shall thereafter be adjusted by the depreciation taken into account with respect to such asset for purposes of computing Income and Losses.

     Section 1.42 1."Hazardous Substance" shall mean and include any substance, material or waste, including asbestos, petroleum and petroleum products (including crude oil), that is or becomes designated, classified or regulated as "toxic" or "hazardous" or a "pollutant" or that is or becomes similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance including, without limitation, Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and the regulations adopted and publications promulgated pursuant thereto.

     Section 1.43 1."Improvements" shall mean the 2 buildings containing sixteen
(16) apartment units and ancillary and appurtenant facilities (including those intended for commercial use, if any,) being constructed for family built in accordance with the Project Documents. It shall also include all furnishings, equipment and personal property used in connection with the operation thereof.

     Section 1.44 1."Incentive Management Fee" shall have the meaning set forth in Section 9.2(e) hereof.


     Section 1.45 1."Income and Losses" shall mean, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

         (a) any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Income or Losses pursuant to this Section 1.45 shall be added to such taxable income or loss;

         (b) any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulation Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Income and Losses pursuant to this Section 1.45 shall be subtracted from such taxable income or loss;

         (c) in the event the Gross Asset Value of any Partnership asset is adjusted pursuant to Section 1.41(a) or (b) hereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Income and Losses;

         (d) gain or loss resulting from any disposition of Partnership assets with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

         (e) in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account depreciation for such fiscal year or other period, computed as provided below; and

     (f) notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Sections 10.3 or 10.4 hereof shall not otherwise be taken into account in computing Income or Losses.

         Depreciation for each fiscal year or other period shall be calculated as follows: an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period for federal income tax purposes, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

         For purposes of this Agreement, the term Income when used alone shall include all items of income or revenue contemplated in this Section and the term Losses when used alone shall include all items of loss or deductions contemplated in this Section.

     Section 1.46 1."Insurance" shall mean:

        (a) during  construction,  the Insurance  shall include  builder's  risk
insurance,   liability  insurance  in  the  minimum  amount  of  $1,000,000  per occurrence with an aggregate of $2,000,000, and worker's compensation;

        (b) during operations the Insurance shall include business interruption coverage covering actual sustained loss for 12 months, worker's compensation, hazard coverage (including but not limited to fire, or other casualty loss to any structure or building on the Apartment Housing in an amount equal to the full replacement value of the damaged property without deducting for depreciation) and general liability coverage against liability claims for bodily injury or property damage in the minimum amount of $1,000,000 per occurrence and an aggregate of $2,000,000;

     (c) all liability coverage shall include an umbrella liability coverage in a minimum amount of $4,000,000 per occurrence and an aggregate of $4,000,000;

        (d) all Insurance polices shall name the Partnership as the named insured, the Limited Partner as an additional insured, and WNC & Associates, Inc. as the certificate holder;

        (e) all Insurance policies shall include a provision to notify the insured, the Limited Partner and the certificate holder prior to cancellation;

     (f) hazard coverage must include inflation and building or ordinance endorsements;

        (g) the minimum builder's risk coverage shall be in an amount equal to the construction contract amount; and

        (h) the Contractor must also provide evidence of liability coverage equal to $1,000,000 per occurrence with an aggregate of $2,000,000 and shall name the Partnership as an additional insured and WNC & Associates, Inc., as certificate holder.

     Section 1.47 1."Insurance Company" shall mean any insurance company engaged by the General Partner for the Partnership with the Consent of the Class A Special Limited Partner which Insurance Company shall have an A rating or better for financial safety by A.M. Best or Standard & Poor's.

     Section 1.48 1."Interest" shall mean the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled hereunder and the obligation of such Partner to comply with the terms of this Agreement.

     Section 1.49 1."Involuntary Withdrawal" means any Withdrawal caused by the death, adjudication of insanity or incompetence, Bankruptcy of a General Partner, or the removal of a General Partner pursuant to Section 13.2 hereof.

     Section 1.50 1."LIHTC" shall mean the low-income housing tax credit established by TRA 1986 and which is provided for in Section 42 of the Code, as amended, or any successor thereto.

     Section 1.51 1."Limited Partner" shall mean WNC Housing Tax Credit Fund VI, L.P., Series 6, a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

     Section 1.52 1."Management Agent" shall mean the property management company which oversees the property management functions for the Apartment Housing and which is on-site at the Apartment Housing. The initial Management Agent shall be Lockwood Realty Inc.

     Section 1.53 1."Management Agreement" shall mean the agreement between the Partnership and the Management Agent for property management services. The initial management fee shall equal $28 per unit. Neither the Management Agreement nor ancillary agreement shall provide for an initial rent-up fee, a set-up fee, nor any other similar pre-management fee payable to the Management Agent. The Management Agreement shall provide that it will be terminable at will by the Partnership at anytime following the Withdrawal or removal of the General Partner and, in any event, on any anniversary of the date of execution of the Management Agreement, without payment or penalty for failure to renew the same.

     Section 1.54 1."Minimum Set-Aside Test" shall mean the 40-60 set-aside test pursuant to Section 42(g), as amended and any successor thereto, of the Code with respect to the percentage of apartment units in the Apartment Housing to be occupied by tenants whose incomes are equal to or less than the required percentage of the area median gross income.

     Section 1.55 1."Missouri Tax Credits" shall mean the tax credit under the Missouri Income tax providing for low-income housing by the State of Missouri.

     Section 1.56 1."Mortgage" or "Mortgage Loan" shall mean the permanent nonrecourse financing wherein the Partnership promises to pay Rural Development, or its successor or assignee, the principal sum of $673,500, plus interest on the principal at 1% per annum over a term of 30 years and amortized over 50 years. Where the context admits, the term "Mortgage" or "Mortgage Loan" shall include any mortgage, deed, deed of trust, note, regulatory agreement, security agreement, assumption agreement or other instrument executed in connection with the Mortgage which is binding on the Partnership; and in case any Mortgage is replaced or supplemented by any subsequent mortgage or mortgages, the Mortgage shall refer to any such subsequent mortgage or mortgages. Prior to closing the Mortgage, the General Partner shall provide to the Limited Partner a draft of the Mortgage documents for review.

     Section 1.57 1."Net Operating Income" shall mean the cash available for Distribution on an annual basis, when Cash Receipts exceed Cash Expenses.


     Section 1.58 1."Non-Profit Corporation" shall mean a corporation organized exclusively for charitable and/or education purposes, including for such purposes, the making of distributions to organizations which qualify as exempt organization under Section 501 (c)(4) of the Internal Revenue of 1986, as amended from time to time. The corporation shall have the power to acquire, improve and to sell or operate any real or personal or interest therein or appurtenant thereto.


     Section 1.59 1."Nonrecourse Deductions" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(1).

     Section 1.60 1."Nonrecourse Liability" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(3).

     Section 1.61 1."Operating Deficit" shall mean, for the applicable period, insufficient funds to pay operating costs when Cash Expenses exceed Cash Receipts, as determined by the Accountant and approved by the Class A Special Limited Partner which approval shall not be unreasonably withheld; provided, however, that for purposes of determining Operating Deficit funding of reserves shall be excluded from Cash Expenses.

     Section 1.62 1."Operating Deficit Guarantee Period" shall mean the period commencing with the date of this Agreement and ending three years following three months of Break-even Operations.

     Section 1.63 1."Operating Loans" shall mean loans made by the General Partner to the Partnership pursuant to Article VI of this Agreement, which loans do not bear interest and are repayable only as provided in Article XI of this Agreement.

     Section 1.64 1."Original Limited Partner" shall mean The Lockwood Group, L.L.P.

     Section 1.65 1."Partner(s)" shall collectively mean the General Partner, the Limited Partner, Class A Special Limited Partner and the Class B Special Limited Partner or individually may mean any Partner as the context dictates.

     Section 1.66 1."Partner Nonrecourse Debt" shall have the meaning set forth in Section 1.704-2(b)(4) of the Treasury Regulations.

     Section 1.67 1."Partner Nonrecourse Debt Minimum Gain" shall mean an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations.

     Section 1.68 1."Partner Nonrecourse Deductions" shall have the meaning set forth in Sections 1.704-2 (i)(1) and 1.704-2(i)(2) of the Treasury Regulations.

     Section 1.69 1."Partnership" shall mean the limited partnership continued under this Agreement.

     Section 1.70 1."Partnership Minimum Gain" shall mean the amount determined in accordance with the principles of Treasury Regulation Sections 1.704-2(b)(2) and 1.704-2(d).

     Section 1.71 1."Permanent Mortgage Commencement" shall mean the first date on which all of the following have occurred: (a) the Construction Loan shall have been repaid in full; (b) the Mortgage shall have closed and funded; and (c) amortization of the Mortgage shall have commenced. Section 1.72 1."Person" shall collectively mean an individual, proprietorship, trust, estate, partnership, joint venture, association, company, corporation or other entity.

     Section 1.73 1."Plans and Specifications" shall mean the plans and specifications for the construction of the Improvements which are approved by the local city/county building department with jurisdiction over the construction of the Improvements and which plans and specifications are referred to in the Construction Contract.

     Section 1.74 1."Project Documents" shall mean all documents relating to the Construction Loan, Mortgage Loan and Construction Contract. It shall also include all documents required by any governmental agency having jurisdiction over the Apartment Housing in connection with the development, construction and financing of the Apartment Housing, including but not limited to, the approved Plans and Specifications for the development and construction of the Apartment Housing.


     Section 1.75 1."Projected Annual Tax Credits" shall mean LIHTC in the amount of $11,239 for 2000, $33,710 for 2001 through 2009, and $22,471 for 2010, which the General Partner has projected to be the total amount of LIHTC which will be allocated to the Limited Partner by the Partnership, constituting 99.98% of the aggregate amount of LIHTC of $337,170 to be available to the Partnership.


     Section 1.76 1."Projected Missouri Tax Credits" shall mean Missouri Tax Credits in the amount of $337,170.

     Section 1.77 1."Projected Tax Credits" shall mean LIHTC in the aggregate amount of $337,170.

     Section  1.78  1."Rent  Restriction  Test" shall mean the test  pursuant to
Section 42 of the Code whereby the gross rent charged to tenants of the low-income apartment units in the Apartment Housing cannot exceed 30% of the qualifying income levels of those units under Section 42.

     Section 1.79 1."Reporting Fee" shall have the meaning set forth in Section 9.2(d) hereof.

     Section 1.80 1."Revised Projected Missouri Tax Credits" shall have the meaning set forth in Section 7.4 (h) (1) hereof.

     Section 1.81 1."Revised Projected Tax Credits" shall have the meaning set forth in Section 7.4(a) hereof.

     Section 1.82 1."Sale or Refinancing" shall mean any of the following items or transactions: a sale, transfer, exchange or other disposition of all or substantially all of the assets of the Partnership, a condemnation of or casualty at the Apartment Housing or any part thereof, a claim against a title insurance company, the refinancing or any Mortgage or other indebtedness of the Partnership and any similar item or transaction; provided, however, that the payment of Capital Contributions by the Partners shall not be included within the meaning of the term "Sale or Refinancing."

     Section 1.83 1."Sale or Refinancing Proceeds" shall mean all cash receipts of the Partnership arising from a Sale or Refinancing (including principal and interest received on a debt obligation received as consideration in whole or in part, on a Sale or Refinancing) less the amount paid or to be paid in connection with or as an expense of such Sale or Refinancing, and with regard to damage recoveries or insurance or condemnation proceeds, the amount paid or to be paid for repairs, replacements or renewals resulting from damage to or partial condemnation of the Apartment Housing.

     Section 1.84 1."State" shall mean the State of Missouri.

     Section 1.85 1."State Tax Credit Agency" shall mean the state agency of Missouri, which has the responsibility and authorization to administer the LIHTC program in Missouri.

     Section 1.86 1."Substitute Limited Partner" shall mean any Person who is admitted to the Partnership as a Limited Partner pursuant to Section 12.5 or acquires the Interest of the Limited Partner pursuant to Section 7.3 of this Agreement.

     Section 1.87 1."Tax Credit" shall mean any credit other than Missouri Tax Credits permitted under the Code or the law of any state against the federal or a state income tax liability of any Partner as a result of activities or expenditures of the Partnership including, without limitation, LIHTC.

     Section 1.88 1."Tax Credit Conditions" shall mean for the duration of the Compliance Period, any and all restrictions including, but not limited to, applicable federal, state, and local laws, rules and regulations, which must be complied with in order to qualify for the LIHTC or to avoid an event of recapture in respect of the LIHTC.

     Section 1.89 1."Tax Credit Period" shall mean the ten year time period referenced in Code Section 42(f)(1) over which the Projected Tax Credits are allocated to the Partners. It is the intent of the Partners that the Projected Tax Credits will be allocated during the Tax Credit Period and not a longer term.

     Section 1.90 1."Title Policy" shall mean the policy of insurance covering the fee simple title to the Apartment Housing from a company approved by the Class A Special Limited Partner. The Title Policy shall be an ALTA owners title policy naming the Partnership as insured and including a non-imputation and fairway endorsement. The Title Policy shall delete the standard exception for rights-of-way, easements, or claims of easements, which are not shown on a valid survey. The Title Policy shall be in an amount not less than the Construction Loan amount and the Limited Partner's Capital Contribution.

     Section 1.91 1."TRA 1986" shall mean the Tax Reform Act of 1986.

     Section 1.92 1."Treasury Regulations" shall mean the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     Section 1.93 1."Withdrawing" or "Withdrawal" (including the verb form "Withdraw" and the adjectival forms "Withdrawing" and "Withdrawn") shall mean, as to a General Partner, the occurrence of the death, adjudication of insanity or incompetence, or Bankruptcy of such Partner, or the withdrawal, removal or retirement from the Partnership of such Partner for any reason, including any sale, pledge, encumbering, assignment or other transfer of all or any part of its General Partner Interest and those situations when a General Partner may no longer continue as a General Partner by reason of any law or pursuant to any terms of this Agreement.


                                   ARTICLE II

                                      NAME

         The name of the Partnership shall be "St. Susanne Associates I, L.P."


                                   ARTICLE III

                  PRINCIPAL EXECUTIVE OFFICE/AGENT FOR SERVICE

         Section 3.1 Principal Executive Office. The principal executive office of the Partnership is located at 1423 David, Mt. Vernon, Missouri 65712, or at such other place or places within the State as the General Partner may hereafter designate.


         Section 3.2 Agent for Service of Process. The name of the agent for service of process on the Partnership is Donald E. Meirick, whose address 1423 David, Mt. Vernon, Missouri 65712 is or as otherwise set forth in the Partnership's certificate of limited partnership.


                                   ARTICLE IV

                                     PURPOSE

         Section 4.1 Purpose of the Partnership. The purpose of the Partnership is to acquire, construct, own and operate the Apartment Housing in order to provide, in part, Tax Credits to the Partners in accordance with the provisions of the Code and the Treasury Regulations applicable to LIHTC and to sell the Apartment Housing. The Partnership shall not engage in any business or activity which is not incident to the attainment of such purpose.

         Section 4.2 Authority of the Partnership. In order to carry out its purpose, the Partnership is empowered and authorized to do any and all acts and things necessary, appropriate, proper, advisable or incidental to the furtherance and accomplishment of its purpose, and for protection and benefit of the Partnership, including but not limited to the following:

         (a) acquire ownership of the real property referred to in Exhibit   "A"
attached hereto;

         (b) construct, renovate, rehabilitate, own, maintain and operate the Apartment Housing in accordance with the Plans and Specifications;

     (c) provide housing, subject to the Minimum Set-Aside Test and the Rent Restriction Test and consistent with the requirements of the Project Documents so long as any Project Documents remain in force;


         (d) maintain and operate the Apartment Housing, including hiring the Management Agent (which Management Agent may be any of the Partners or an Affiliate thereof) and entering into any agreement for the management of the Apartment Housing during its rent-up and after its rent-up period in accordance with this Agreement;

         (e)enter into the Construction Loan and Mortgage;

         (f) rent dwelling units in the Apartment Housing from time to time, in accordance with the provisions of the Code applicable to LIHTC; and

         (g) do any and all other acts and things necessary or proper in furtherance of the Partnership business and in accordance with this Agreement.


                                    ARTICLE V

                                      TERM

         The Partnership term commenced upon the filing of the Certificate of Limited Partnership in the office of, and on the form prescribed by, the Secretary of State of the State, and shall continue until December 31, 2051 unless terminated earlier in accordance with the provisions of this Agreement or as otherwise provided by law.


                                   ARTICLE VI

                    GENERAL PARTNER'S CONTRIBUTIONS AND LOANS

         Section 6.1 Capital Contribution of General Partner. The General Partner shall make a Capital Contribution in the amount required by FmHA. In addition, the General Partner's Interest was earned for its services relating to the acquisition of land including locating, negotiating and closing on the purchase of the real property upon which the Improvements are, or will be, erected and syndication including services in forming the Partnership, locating and approving the Limited Partner, the Class A Special Limited Partner, and Class B Special Limited Partner as the limited partners in the Partnership, negotiating and finalizing this Agreement and for such other services described in Treasury Regulation Section 1.709-2(B).

         Section 6.2                Construction Obligations.

         (a) The General Partner shall cause Completion of Construction in accordance with the Project Documents, pay all expenses and costs with respect to financing the Apartment Housing through Completion of Construction, equip the Apartment Housing or cause the same to be equipped with all necessary and appropriate fixtures, equipment and articles of personal property, including but not limited to, refrigerators and ranges and pay all other costs incident to the Apartment Housing through Completion of Construction. If costs and expenses necessary to effect Completion of Construction exceed the sum of the Capital Contributions, the proceeds of the Mortgage and the Development Fee then the General Partner shall be responsible for and shall be obligated to pay such construction financing shortfalls. Any such advances by the General Partner pursuant to the previous sentence shall not change the Interest of any Partner in the Partnership and shall be considered a cost overrun and not be repayable.


         (b) In addition, if (1) the Improvements are not completed on or before December 1, 2000 ("Completion Date") (which date may be extended in the events of Force Majeure, but in no event longer than three months from the Completion
Date); (2) prior to completing the Improvements, there is an uncured default under or termination of the Construction Loan, Mortgage Loan commitment, or other material documents; or (3) a foreclosure action is commenced against the Partnership, then at the Class A Special Limited Partner's election, either the General Partner will be removed from the Partnership and the Class A Special Limited Partner will be admitted as successor General Partner, all in accordance with Article XIII hereof, or the General Partner will repurchase the Interest of the Limited Partner and the Class A Special Limited Partner for an amount equal to the amounts theretofore paid by the Limited Partner and the Class A Special Limited Partner shall have no further Interest in the Partnership. If the Limited Partner elects to have the General Partner repurchase the Interest of the Limited Partner then the repurchase shall occur within 60 days after the General Partner receives written demand from the Limited Partner.


         Section 6.3 Operating Obligations. From Completion of Construction until three consecutive months of Break-even Operations, the General Partner will provide the necessary funds to pay any Operating Deficits which funds shall not change the Interest of any Partner and shall be considered a cost overrun and not be repayable. For the balance of the Operating Deficit Guarantee Period the General Partner will provide Operating Loans to pay any Operating Deficits. The aggregate maximum amount of the Operating Loan(s) the General Partner will be obligated to lend will be equal to one year's operating expenses (including debt and reserves) approved by the General Partner and the Class A Special Limited Partner. Each Operating Loan shall be nonrecourse to the Partners, and shall be repayable out of 50% of the available Net Operating Income or Sale or Refinancing Proceeds in accordance with Article XI of this Agreement.

         Section 6.4 Other General Partner Loans. After expiration of the Operating Deficit Guarantee Period, with the Consent of the Class A Special Limited Partner and the General Partner may loan to the Partnership any sums required by the Partnership and not otherwise reasonably available to it. Any such loan shall bear simple interest (not compounded) at the 10-year Treasury money market rate in effect as of the day of the General Partner loan, or, if lesser, the maximum legal rate. The maturity date and repayment schedule of any such loan shall be as agreed to by the General Partner and the Class A Special Limited Partner. The terms of any such loan shall be evidenced by a written instrument. The General Partner shall not charge a prepayment penalty on any such loan. Any loan in contravention of this Section shall be deemed an invalid action taken by the General Partner and such advance will be classified as a General Partner Capital Contribution.


                                   ARTICLE VII

                    CAPITAL CONTRIBUTIONS OF LIMITED PARTNER
                           AND SPECIAL LIMITED PARTNER

         Section 7.1 Original Limited Partner. The Original Limited Partner made a Capital Contribution of $100. Effective as of the date of this Agreement, the Original Limited Partner's Interest has been liquidated and the Partnership has reacquired the Original Limited Partner's Interest in the Partnership. The Original Limited Partner acknowledges that it has no further interest in the Partnership as a limited partner as of the date of this Agreement, and has released all claims, if any, against the Partnership arising out of its participation as a limited partner.

         Section 7.2 Capital Contribution of Limited Partner. The Limited Partner shall make a Capital Contribution in the amount of $254,850, as may be adjusted in accordance with Section 7.4 of this Agreement, in cash on the dates and subject to the conditions hereinafter set forth.

         (a) $191,138 shall be payable upon the Limited Partner's receipt and approval of the following documents:

                  (1) a legal opinion in a form  substantially  similar to   the
form of opinion attached hereto  as Exhibit "B" and   incorporated   herein   by
this reference;

                  (2) a fully executed Certification and Agreement in the   form
attached hereto as Exhibit "C" and incorporated herein by this reference;

                  (3) a copy of the Title Policy naming the Limited Partner as co-insured;

                  (4) closing and funding of the Construction Loan;

                  (5) Insurance required during construction;

                  (6) a copy of the recorded grant deed (warranty deed);

                  (7) copy of executed Construction Loan documents; and

                  (8) construction costs, sources and uses and operating budget.

         (b) $12,743 shall be payable upon the Limited Partner's receipt and approval of the following documents:

                  (1) upon 50% Completion of Construction as evidenced by the certification signed by the Inspecting Architect in a form substantially similar to the form attached hereto as Exhibit "D" and incorporated herein by this reference, indicating that the Improvements have been completed substantially in accordance with the Project Documents; and

                  (2)       the construction draw requests.

         (c) $17,840 shall be payable upon the Limited Partner's receipt and approval of the following documents:

                  (1) upon Completion of Construction as evidenced by the certification signed by the Inspecting Architect in a form substantially similar to the form attached hereto as Exhibit "D" and incorporated herein by this reference, indicating that the Improvements have been completed substantially in accordance with the Project Documents;

                  (2) a certificate of occupancy (or equivalent evidence of local occupancy approval if a permanent certificate is not available) on all the apartment units in the Apartment Housing;

                  (3) a letter from the Contractor in a form substantially similar to the form attached hereto as Exhibit "F" and incorporated herein by this reference stating that all amounts payable to the Contractor have been paid in full and that the Partnership is not in violation of the Construction Contract;

                  (4) a copy of the updated Title Policy naming the Limited Partner as co-insured; and

                  (5)the construction documents required pursuant to Section 14.3(a) of this Agreement, if not previously provided to the Limited Partner.

                  (6) an original AIA Document G702 which includes a line item break-down of the Construction Budget (which shall include, description of work to be performed or materials to be supplied, total dollar amount of the work or materials, dollar amount of work previously completed and paid or materials supplied and paid, dollar amount of work or materials to be paid per the current disbursement request, dollar amount of materials stored, total dollar amount of work completed and sorted as of the current disbursement date, percentage of completion, dollar amount of work or materials needed to complete the line item, and retainage) or similar form acceptable to the Class A Special Limited Partner; and

         (d) $16,565 shall be payable upon the Limited Partner's receipt and approval of the following documents:


                  (1) debt service coverage of 1.10 for 90 consecutive days; and


                  (2) tenant income verification data to determine that 100% of the units in the Apartment Housing qualify under Section 42 of the Code.

         (e) $16,564 shall be payable upon the Limited Partner's receipt and approval of the following documents:

                  (1) a fully executed Internal Revenue Code Form 8609, or   any
 successor form;

                  (2) an audited construction cost certification (which includes an itemized cost breakdown);

                  (3) the Accountant's final Tax Credit  certification in a form
substantially   similar  to  the  form  attached   hereto  as  Exhibit  "E"  and
incorporated herein by this reference; and

                  (4)any documents previously not provided to the Limited Part-ner but required pursuant to this Section 7.2 and Sections 14.3(a) and
(b).

         (f) The Class B Special Limited Partner shall make a total Capital Contribution in the amount of $84,293 in cash, on the dates and subject to the conditions herein as follows:

                  (1) $67,434 shall be paid when the payment of the Limited Part ner's Capital Contribution in Section 7.2(a) becomes due and payable;

                  (2) $5,901 shall be paid upon 50% Completion of Construction;

                  (3) $5,901 shall be paid upon State designation as evidenced by issuance of the Missouri eligibility statements; and

                  (4) $5,057 shall be paid upon the initial 100% tax credit qualified occupancy and attainment of 1.10 Debt Service Coverage.

         (g) In the event the Limited Partner fails to make a Capital Contribution payment when due as provided in this Section, the General Partner shall give written notice to the Limited Partner of its failure to make the required Capital Contribution payment. The Limited Partner shall have fifteen calendar days to either: (i) pay the Capital Contribution payment; or (ii) provide the General Partner with a written explanation identifying the conditions precedent to payment which the Partnership has not satisfied which are the Limited Partner's basis for non-payment; or (iii) the Limited Partner can do nothing. If the Limited Partner does not make its Capital Contribution payment within the fifteen day notice period, the General Partner may request a copy of Limited Partner's financial statements to verify that the Limited
Partner has the required Capital Contribution funds on deposit and has the ability to make the disputed Capital Contribution payment. The Limited Partner, within ten (10) business days of such request shall provide the General Partner with its or an acceptable guarantor's financial statement, or in the alternative in its sole and absolute discretion may deposit the disputed funds into an escrow account to be held until the resolution of the dispute. In the event the Limited Partner cannot demonstrate its ability to pay the Capital Contribution payment as evidenced by the above documents or deposit then the Limited Partner may sell its Interest within sixty (60) days to a third party purchaser acceptable to the General Partner, which acceptance shall not be unreasonably withheld. If the Limited Partner does not elect to sell its Interest, or elects to sell its Interest and does not sell it within the sixty (60) day period, then the Limited Partner's Interest may be reduced as provided below at the General Partner's election. The Interest of the Limited Partner shall be reduced by multiplying the Interest by a fraction, the numerator of which is the difference between the Limited Partner's total Capital Contribution and the Limited Partner's paid in Capital Contribution and the denominator is the Limited Partner's total Capital Contribution. Upon reduction of the Interest of the Limited Partner, the Partnership may sell the remaining Interest to any person and admit the purchaser of the Interest as a Limited Partner. Notwithstanding, if the Limited Partner does not make its Capital Contribution payment within the fifteen-day notice period, and the Limited Partner has demonstrated it has the financial ability to make the Capital Contribution payment, then any Partner may arbitrate the non-payment dispute. Such arbitration shall be mandatory and shall be conducted under the auspice of the American Arbitration Association in the State. The decision of the arbitrator may be entered in any court having jurisdiction and may be appealable as if it were the decision of that court. The Partners shall share equally the expenses of arbitration, including the arbitrator's fee, provided, however, that the arbitrator, in the arbitrator's sole discretion, may award costs to the prevailing party. The Partner filing the arbitration request may seek any remedy it deems appropriate for non-payment of the Limited Partner's Capital Contribution payment.

         (h) The aforementioned Capital Contributions will be evidenced by the Limited Partner's secured note in favor of the Partnership. The Partnership may, in its discretion, transfer or assign to a third party the Limited Partner's secured note.

         Section 7.3 Repurchase of Limited Partner's Interest. Within 60 days after the General Partner receives written demand from the Limited Partner and/or the Class A Special Limited Partner and or the Class B Special Limited Partner, the Partnership shall repurchase the Limited Partner's Interest and/or the Class A Special Limited Partner and or the Class B Special Limited Partner's Interest in the Partnership by refunding to it in cash the full amount of the Capital Contribution which the Limited Partner and/or the Class A Special Limited Partner and Class B Special Limited Partner has theretofore made in the event that, for any reason, the Partnership shall fail to:


         (a) cause the Apartment Housing to be placed in service by December 1, 2000;


         (b) achieve 90% occupancy of the Apartment Housing by  satisfying   the
minimum Set-Aside Test by February 1, 2001;

         (c) obtain Permanent Mortgage Commencement by September 1, 2000;

         (d) meet both the Minimum Set-Aside Test and the Rent Restriction Test not later than December 31 of the first year the Partnership elects the LIHTC to commence in accordance with the Code; and

         (e) obtain a carryover allocation, within the meaning of Section 42 of the Code, from the State Tax Credit Agency on or before December 31, 1999.

         Section 7.4 Adjustment of Limited Partner's Capital Contribution.

         (a) The amount of the Limited Partner's and Class A Special Limited Partner's Capital Contribution was determined in part upon the amount of Tax Credits that were expected to be available to the Partnership, and was based on the assumption that the Partnership would be eligible to claim, in the aggregate, the Projected Tax Credits. If the anticipated amount of Projected Tax Credits to be allocated to the Limited Partner and the Class A Special Limited Partner as evidenced by IRS Form 8609, Schedule A thereto, and the audited construction cost certification provided to the Limited Partner and the Class A Special Limited Partner are less than or greater than $337,136 (the new Tax Credit amount, if applicable, shall be referred to as the "Revised Projected Tax Credits") then the Limited Partner's and Class A Special Limited Partner's Capital Contribution provided for in Section 7.2 and Section 7.5 respectively shall be adjusted by the amount which will make the total Capital Contribution to be paid by the Limited Partner and Class A Special Limited Partner to the Partnership equal to 75.60% of the Revised Projected Tax Credits so anticipated to be allocated to the Limited Partner and Class A Special Limited Partner. If the Capital Contribution adjustment referenced in this Section 7.4(a) is a reduction which is greater than the remaining Capital Contribution to be paid by the Limited Partner and the Class A Special Limited Partner then the General Partner shall have ninety days from the date the General Partner receives notice from either the Limited Partner or the Class A Special Limited Partner and to pay the shortfall. If the Capital Contribution adjustment referenced in this
Section 7.4(a) is an increase then the Limited Partner and Class A Special Limited Partner shall have ninety days from the date the Limited Partner and Class A Special Limited Partner have received notice from the General Partner to pay the increase.

         (b) The General Partner is required to use its best efforts to rent 100% of the Apartment Housing's apartment units to tenants who meet the Minimum Set-Aside Test throughout the Compliance Period. If at the end of each calendar year during the first five calendar years following the year in which the Apartment Housing is placed in service, the Actual Tax Credit for any fiscal year or portion thereof is or will be less than 95% of the Projected Annual Tax Credit, or the Projected Annual Tax Credit as modified by Section 7.4(a) of this Agreement if applicable (collectively the "Annual Tax Credit") (the "Annual Credit Shortfall"), then unless the Annual Credit Shortfall shall have previously been addressed under Section 7.4(a) or 7.4(d), the next Capital Contribution owed by the Limited Partner shall be reduced by the Annual Credit Shortfall amount, and any portion of such Annual Credit Shortfall in excess of such Capital Contribution shall be applied to reduce succeeding Capital Contributions of the Limited Partner. If the Annual Credit Shortfall is greater than the Limited Partner's remaining Capital Contributions then the General Partner shall pay to the Limited Partner the excess of the Annual Credit Shortfall over the remaining Capital Contributions. The General Partner shall have ninety days to pay the Annual Credit Shortfall from the date the General Partner receives notice from the Limited Partner. The provisions of this Section 7.4(b) shall apply equally to the Class A Special Limited Partner in proportion to its Capital Contribution and anticipated annual Tax Credit.

         (c) In the event that, for any reason, at any time after the first five calendar years following the year in which the Apartment Housing is placed in service, there is an Annual Credit Shortfall, then there shall be a reduction in the General Partner's share of Net Operating Income in an amount equal to the Annual Credit Shortfall and said amount shall be paid to the Limited Partner. In the event there are not sufficient funds to pay the full Annual Credit Shortfall to the Limited Partner at the time of the next Distribution of Net Operating Income, then the unpaid Annual Credit Shortfall shall be repaid in the next year in which sufficient monies are available from the General Partner's Net Operating Income. In the event a Sale or Refinancing of the Apartment Housing occurs prior to repayment in full of the Annual Credit Shortfall then the excess will be paid in accordance with Section 11.2(b). The provisions of this Section 7.4(b) shall apply equally to the Class A Special Limited Partner in proportion to its Capital Contribution and anticipated annual Tax Credit.

         (d) The General Partner has represented, in part, that the Limited Partner will receive Projected Annual Tax Credits of $11,239 in 2000 and $33,710 in 2001. In the event the 2000 and 2001 Actual Tax Credits are less than 95% of projected then the Limited Partner's Capital Contribution shall be reduced by an amount equal to 75.60% times the difference between 95% of the Projected Annual Tax Credits for 2000 and 2001 and the Actual Tax Credits for 2000 and 2001. If the 2000 and 2001 Actual Tax Credits are less than projected then the Class A Special Limited Partner's Capital Contribution shall be reduced following the same equation referenced in the preceding sentence. If, at the time of determination thereof, the Capital Contribution adjustment referenced in this
Section 7.4(d) is greater than the balance of the Limited Partner's and Class A Special Limited Partner's Capital Contribution payment which is then due, if any, then the excess amount shall be paid by the General Partner to the Limited Partner and/or the Class A Special Limited Partner within ninety days of the General Partner receiving notice of the reduction from the Limited Partners and/or the Class A Special Limited Partner.

         (e) The Partners recognize and acknowledge that the Limited Partner and the Class A Special Limited Partner are making their Capital Contribution, in part, on the expectation that the Projected Tax Credits are allocated to the Partners over the Tax Credit Period. If the Projected Tax Credits are not allocated to the Partners during the Tax Credit Period then the Limited Partner's and Class A Special Limited Partner's Capital Contribution shall be reduced by an amount agreed upon by the Partners, in good faith, to provide the Limited Partner and Class A Special Limited Partner with their anticipated internal rate of return.

         (f) In the event there is: (1) a filing of a tax return by the Partnership evidencing a reduction in the qualified basis of the Apartment Housing causing a recapture of Tax Credits previously allocated to the Limited Partner; (2) a reduction in the qualified basis of the Apartment Housing for income tax purposes following an audit by the Internal Revenue Service (IRS) resulting in a recapture of Tax Credits previously claimed; (3) a decision by the United States Tax Court upholding the assessment of such deficiency against the Partnership with respect to any Tax Credit previously claimed in connection with the Apartment Housing, unless the Partnership shall timely appeal such decision and the collection of such assessment shall be stayed pending the disposition of such appeal; or (4) a decision of a court affirming such decision upon such appeal then, in addition to any other payments to which the Limited Partner and Class A Special Limited Partner are entitled under the terms of this
Section 7.4, the General Partner shall pay to the Limited Partner and Class A Special Limited Partner the sum of (A) the income tax deficiency assessed against the Limited Partner or Class A Special Limited Partner as a result of the Tax Credit recapture, (B) any interest and penalties imposed on the Limited Partner or Class A Special Limited Partner with respect to such deficiency, and
(C) an amount sufficient to pay any tax liability owed by the Limited Partner or Class A Special Limited Partner resulting from the receipt of the amounts specified in (A) and (B).

         (g) The increase in the Capital Contribution of the Limited Partner and Class A Special Limited Partner pursuant to Section 7.4(a) shall be subject to the Limited Partner and Class A Special Limited Partner having funds available to pay any such increase at the time of its notification of such increase. For these purposes, any funds theretofore previously earmarked by the Limited Partner or Class A Special Limited Partner to make other investments, or to be held as required reserves, shall not be considered available for payment hereunder.

         (h) In the event that the Class B Special Limited Partner's Interest in the Missouri Tax Credits is different than $337,170, then the Capital Contribution provided in Section 7.2(e) shall be adjusted by the amount which will make the total Capital Contribution to be paid by the Class B Special Limited Partner equal to 25% of the total Missouri Tax Credits allocable to the Class B Special Limited Partner. In the event that there is a payment to the Class B Special Limited Partner pursuant to this Section 7.4 (h), Projected Missouri Tax Credits shall be referenced to as Revised Projected Missouri Tax Credits. In the event that there is a reduction in the Capital Contribution of the Class B Special Limited Partner pursuant to this Section 7.4 (h), the amount of the reduction shall be paid by the General Partner to the Class B Special Limited Partner within ninety days of the determination of the amount of the reduction. In the event that there is an increase in the Capital Contribution of the Class B Special Limited Partner pursuant to the Section 7.4 (h), the additional Capital Contribution shall be paid by the Class B Special Limited Partner within ninety days of notification from the Partnership to the Class B Special Limited Partner. If at any time the Accountants determine that the Missouri Tax Credits for any fiscal year are less than the Projected Missouri Tax Credits or the Revised Projected Missouri Tax Credits, as applicable, then the Partnership shall make a payment to the Class B Special Limited Partner in the aggregate amount of the reduction within ninety days of notice of such reduction. During the first five calendar years of Partnership operations, the General Partner shall be obligated to provide such funds to the Partnership as shall be necessary to cause the aforesaid payment to be made by the Partnership to the Class B Special Limited Partner.

         (i) Anything in this Section 7.4 to the contrary notwithstanding, there shall be no adjustment in the Limited Partner's Capital Contribution resulting from Actual Tax Credits allocated to the Limited Partner being less than Projected Tax Credits, or in the Class B Special Limited Partner's Capital Contribution resulting from Missouri Tax Credits allocated to the Class B Special Limited Partner being less than Projected Missouri Tax Credits, if such shortfall is a result of any of the following:

                  (1) Repeal, amendment or modification to Section 42 of the Code or the regulations thereunder or repeal amendment or modification of Sections 135.350 et. seq. Missouri Revised Statutes; and

                  (2) Reduction in eligible basis resulting from FmHA's denial to rebuild the Project after the occurrence of a cause beyond the control of the Partnership, including, but not limited to, fire, windstorm, or other property or casualty loss, or condemnation; and

                  (3) Determination that the Limited Partner is not eligible to be allocated the Projected Tax Credits or the Class B Special Limited Partner is not eligible to be allocated the Missouri Tax Credits for any reason, including, but not limited to, application of the Code to the provisions of Article X of the Partnership Agreement; and

                  (4)Any action or omission of the Limited Partner, Class A Spe-cial Limited Partner or Class B Special Limited Partner.

         Section 7.5 Capital Contribution of Class A Special Limited Partner. The Class A Special Limited Partner shall make a Capital Contribution of $25 at the time of the Limited Partner's Capital Contribution payment referenced in
Section 7.2(a) upon the same conditions. The Class A Special Limited Partner shall be in a different class from the Limited Partner and, except as otherwise expressly stated in this Agreement, shall not participate in any rights allocable to or exercisable by the Limited Partner under this Agreement.

         Section 7.6 Return of Capital Contribution. From time to time the Partnership may have cash in excess of the amount required for the conduct of the affairs of the Partnership, and the General Partner may, with the Consent of the Class A Special Limited Partner determine that such cash should, in whole or in part, be returned to the Partners, pro rata, in reduction of their Capital Contribution. No such return shall be made unless all liabilities of the Partnership (except those to Partners on account of amounts credited to them pursuant to this Agreement) have been paid or there remain assets of the Partnership sufficient, in the sole discretion of the General Partner, to pay such liabilities.

         Section 7.7 Liability of Limited Partner, Class A Special Limited Partner and Class B Special Limited Partner. The Limited Partner, Class A Special Limited Partner and Class B Special Limited Partner shall not be liable for any of the debts, liabilities, contracts or other obligations of the Partnership. The Limited Partner, Class A Special Limited Partner and Class B Special Limited Partner shall be liable only to make Capital Contributions in the amounts and on the dates specified in this Agreement and, except as otherwise expressly required hereunder, shall not be required to lend any funds to the Partnership or, after their respective Capital Contributions have been paid, to make any further Capital Contribution to the Partnership.

                                  ARTICLE VIII

                          WORKING CAPITAL AND RESERVES

         Section 8.1 Operating and Maintenance Account. The Partnership shall establish an operating and maintenance account and shall deposit thereinto, or provide a letter of credit, in an amount required by the FmHA, to be used for initial operating capital as permitted or required by applicable FmHA regulations. Any amount remaining in such account shall be paid to the General Partner as authorized in accordance with applicable FmHA regulations as an operating deficit guaranty fee.

         Section 8.2 Reserve for Replacements. The Partnership shall fund, establish and maintain a reserve account in an amount required by the FmHA Loan Agreement which funds shall be used in accordance with FmHA Regulation 7 CFR
Part 1930-C, or any successor thereof, as evidenced by the FmHA Loan Agreement.

         Section 8.3 Tax and Insurance Account. The Partnership, shall establish a tax and insurance account ("T & I Account") for the purpose of making the requisite Insurance premium payments and the real estate tax payments. The annual deposit to the T & I Account shall equal the total annual Insurance payment and the total annual real estate tax payment. Said amount shall be deposited monthly in equal installments. Withdrawals from such account shall be made only for its intended purpose. Any balance remaining in the account at the time of a sale of the Apartment Housing shall be allocated and distributed equally between the General Partner and the Limited Partner.

         Section 8.4 Other Reserves. The General Partner, may establish out of funds available to the Partnership a reserve account sufficient in its sole discretion to pay any unforeseen contingencies which might arise in connection with the furtherance of the Partnership business including, but not limited to,
(a) any rent subsidy required to maintain rent levels in compliance with the Code and applicable FmHA regulations; and (b) any real estate taxes, Insurance, debt service or other payments for which other funds are not provided for hereunder or otherwise expected to be available to the Partnership. The General Partner shall not be liable for any good-faith estimate which it shall make in connection with establishing or maintaining any such reserves nor shall the General Partner be required to establish or maintain any such reserves if, in its sole discretion, such reserves do not appear to be necessary.

                                   ARTICLE IX

                             MANAGEMENT AND CONTROL

         Section 9.1 Power and Authority of General Partner. Subject to the Consent of the Class A Special Limited Partner and the Consent of the Limited Partner where required by this Agreement, and subject to the other limitations and restrictions included in this Agreement, the General Partner shall have complete and exclusive control over the management of the Partnership business and affairs, and shall have the right, power and authority, on behalf of the Partnership, and in its name, to exercise all of the rights, powers and authority of a partner of a partnership without limited partners. If there is more than one General Partner, the decision of a majority in Interest of the General Partner shall be binding on all the General Partner. If there is more than one General Partner, a majority in Interest of the General Partner may appoint a Managing General Partner who shall administer the day to day affairs of the Partnership and shall make decisions and take actions on behalf of the Partnership in connection therewith. The Managing General partner shall regularly consult with, and report to, the other General Partners with respect to its activities. If the Managing General Partner shall cease to be a General Partner or shall resign as Managing General Partner, a majority in Interest of the General Partners may choose a new Managing General Partner. No Limited Partner or Class A Special Limited Partner (except one who may also be a General Partner, and then only in its capacity as General Partner within the scope of its authority hereunder) shall have any right to be active in the management of the Partnership's business or investments or to exercise any control thereover, nor have the right to bind the Partnership in any contract, agreement, promise or undertaking, or to act in any way whatsoever with respect to the control or conduct of the business of the Partnership, except as otherwise specifically provided in this Agreement.

         Section 9.2 Payments to the General Partners and Others.

         (a) The Partnership shall pay to the Developer a Development Fee in the amount of $120,000 in accordance with the Development Services Agreement entered into by and between the Developer and the Partnership on the even date hereof. The Development Services Agreement provides, in part, that the Development Fee shall first be paid from available proceeds in accordance with Section 9.2(b) of this Agreement and if not paid in full then the balance of the Development Fee will be paid in accordance with Section 11.1 of this Agreement.

         (b) The Partnership shall utilize the proceeds from the Capital Contributions paid pursuant to Section 7.2 and Section 7.5 of this Agreement for development costs including, but not limited to, land costs, architectural fees, survey and engineering costs, financing costs, loan fees, building materials and labor. If any Capital Contribution proceeds are remaining after Completion of Construction and all construction costs, excluding the Development Fee, are paid in full and the Construction Loan retired, then the remainder shall: first be paid to the Developer in payment of the Development Fee; second be paid to the General Partner as a reduction of the General Partner's Capital Contribution; and any remaining Capital Contribution proceeds shall be paid to the General Partner as a Partnership oversight fee.

         (c) The Partnership shall pay to the Management Agent a property management fee for the leasing and management of the Apartment Housing in an amount in accordance with the Management Agreement. The term of the Management Agreement shall not exceed three years. If the Management Agent is an Affiliate of the General Partner then commencing with the termination of the Operating Deficit Guarantee Period, in any year in which the Apartment Housing has an Operating Deficit, 40% of the management fee will be deferred ("Deferred Management Fee"). Deferred Management Fees, if any, shall be paid to the Management Agent in accordance with Section 11.1 of this Agreement.

                  (1) The General Partner shall, upon receiving any request of the Mortgage Lender requesting such action, dismiss the Management Agent for cause as the entity responsible for management of the Apartment Housing under the terms of the Management Agreement; or, the General Partner shall dismiss the Management Agent at the request of the Class A Special Limited Partner if such Management Agent fails to provide or inaccurately provides in any material respect, the information required in Section 14.1, 14.2 and 14.3 of this Agreement.

                  (2) The appointment of any successor Management Agent is subject to the Consent of the Class A Special Limited Partner, which may only be sought after the General Partner has provided the Class A Special Limited Partner with accurate and complete disclosure respecting the proposed Management Agent. The Consent of the Class A Special Limited Partner in reference to this Section shall not be unreasonably withheld.

         (d) The Partnership shall pay to the Limited Partner a fee (the "Reporting Fee") commencing in 2000 equal to 15% of the FmHA return to owner, but in no event less than $500 for the Limited Partner's services in monitoring the operations of the Partnership and for services in connection with the Partnership's accounting matters and assisting with the preparation of tax returns and the reports required in Sections 14.2 and 14.3 of this Agreement. The Reporting Fee shall be payable within seventy-five (75) days following each calendar year and shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1 of this Agreement; provided, however, that if in any year Net Operating Income is insufficient to pay the full $500, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Net Operating Income, as provided in
Section 11.1, or sufficient Sale or Refinancing Proceeds, as provided in Section 11.2.

         (e) The Partnership shall pay to the General Partner an Incentive Management Fee equal to 70% of the FmHA return to owner for each fiscal year of the Partnership commencing in 2000 for overseeing the marketing, lease-up and continued occupancy of the Partnership's apartment units, obtaining and monitoring the Mortgage Loan, maintaining the books and records of the Partnership, selecting and supervising the Partnership's Accountants, bookkeepers and other Persons required to prepare and audit the Partnership's financial statements and tax returns, and preparing and disseminating reports on the status of the Apartment Housing and the Partnership, all as required by
Article XIV of this Agreement. The Partners acknowledge that the Incentive Management Fee is being paid as an inducement to the General Partner to operate the Partnership efficiently, to maximize occupancy and to increase the Net Operating Income. The Incentive Management Fee shall be payable within seventy-five (75) days following each calendar year and shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1. If the Incentive Management Fee is not paid in any year it shall not accrue for payment in subsequent years.

         Section 9.3 Specific Powers of the General  Partner.   Subject  to  the
other provisions of this Agreement, the General Partner, in the Partnership's name and on its behalf, may:

         (a) hold, sell, transfer, lease or otherwise deal with any real, personal or mixed property, interest therein or appurtenance thereto in accordance with this Agreement;

         (b) employ, contract and otherwise deal with, from time to time, Persons whose services are necessary or appropriate in connection with management and operation of the Partnership business, including, without limitation, contractors, agents, brokers, Accountants and Management Agents (provided that the selection of any Accountant or successor Management Agent has received the Consent of the Class A Special Limited Partner) and attorneys, on such terms as the General Partner shall determine;

         (c) bring or defend,  pay, collect,  compromise,  arbitrate,  resort to
legal  action  or  otherwise   adjust  claims  or  demands  of  or  against  the
Partnership;

         (d) pay as a Partnership expense any and all costs and expenses associated with the formation, development, organization and operation of the Partnership, including the expense of annual audits, tax returns and LIHTC compliance;

         (e)  deposit,   withdraw,   invest,  pay,  retain  and  distribute  the
Partnership's funds in a manner consistent with the provisions of this Agreement;

         (f)  execute the Construction Loan and the Mortgage; and

         (g) execute, acknowledge and deliver any and all instruments to effectuate any of the foregoing.

         Section 9.4 Authority Requirements. During the Compliance Period, the following provisions shall apply.

         (a) Each of the provisions of this Agreement shall be subject to, and the General Partner covenants to act in accordance with, the Tax Credit Conditions and all applicable federal, state and local laws and regulations.

         (b) The Tax Credit Conditions and all such laws and regulations, as amended or supplemented, shall govern the rights and obligations of the Partners, their heirs, executors, administrators, successor and assigns, and they shall control as to any terms in this Agreement which are inconsistent therewith, and any such inconsistent terms of this Agreement shall be unenforceable by or against any of the Partners.

         (c) Upon any dissolution of the Partnership or any transfer of the Apartment Housing, no title or right to the possession and control of the Apartment Housing and no right to collect rent therefrom shall pass to any Person who is not, or does not become, bound by the Tax Credit Conditions in a manner that, in the opinion of counsel to the Partnership, would avoid a recapture of Tax Credits thereof on the part of the former owners.

         (d) Any conveyance or transfer of title to all or any portion of the Apartment Housing required or permitted under this Agreement shall in all respects be subject to the Tax Credit Conditions and all conditions, approvals or other requirements of the rules and regulations of any authority applicable thereto.

         Section 9.5 Limitations on General Partner's Power and Authority. Notwithstanding the provisions of this Article IX, the General Partner shall not

         (a) except as required by Section 9.4, act in contravention of this Agreement;

         (b) act in any manner which would make it impossible to carry on the ordinary business of the Partnership;

         (c)confess a judgment against the Partnership;
         (d) possess Partnership property, or assign the Partner's right in specific Partnership property, for other than the exclusive benefit of the Partnership;

         (e) admit a Person as a General Partner except as  provided   in   this
Agreement;

         (f) admit a Person as a Limited Partner except as provided in this Agreement;

         (g) violate any provision of the Mortgage;

         (h) cause the Apartment Housing apartment units to be rented to anyone other than Qualified Tenants;

         (i) violate the Minimum Set-Aside Test or the Rent Restriction Test for the Apartment Housing;

         (j)cause any recapture of the Tax Credits;

         (k) permit any creditor who makes a nonrecourse loan to the Partnership to have, or to acquire at any time as a result of making such loan, any direct or indirect interest in the profits, income, capital or other property of the Partnership, other than as a secured creditor;

         (l)commingle funds of the Partnership with the funds of another Person; or

         (m) take any action which requires the Consent of the Class A Special Limited Partner or the Consent of the Limited Partner unless the General Partner has received said Consent.

         Section 9.6 Restrictions on Authority of General Partner. Without Con-sent of the Class A Special Limited Partner, the General Partner shall not:

         (a)sell, exchange, lease or otherwise dispose of the Apartment Housing;

         (b) incur indebtedness other than the Construction Loan and Mortgage Loan in the name of the Partnership, other than in the ordinary course of the Partnership's business;

         (c) engage in any transaction not expressly contemplated by this Agreement in which the General Partner has an actual or potential conflict of interest with the Limited Partner or the Class A Special Limited Partner;

         (d) contract away the fiduciary duty owed to the Limited Partner and the Class A Special Limited Partner at common law;

         (e) take any action which would cause the Apartment Housing to fail to qualify, or which would cause a termination or discontinuance of the qualification of the Apartment Housing, as a "qualified low income housing project" under Section 42(g)(1) of the Code, as amended, or any successor thereto, or which would cause the Limited Partner to fail to obtain the Projected Tax Credits or which would cause the recapture of any LIHTC;

         (f) cause the merger or other reorganization of the Partnership;

         (g) dissolve the Partnership, except as provided in this Agreement;

         (h) acquire any real or personal property (tangible or intangible) in addition to the Apartment Housing the aggregate value of which shall exceed $10,000 (other than easement or similar rights necessary or appropriate for the operation of the Apartment Housing);

         (i) become personally liable on or in respect of, or guarantee, the Mortgage or any other mortgage indebtedness of the Partnership;

         (j) pay any salary, fees or other compensation to a General Partner or any Affiliate thereof, except as authorized by Section 9.2 and Section 9.8 here-of or specifically provided for in this Agreement;

         (k) cause the Partnership to redeem or repurchase all or any portion of the Interest of a Partner except as otherwise provided in this Agreement;

         (l) cause the Partnership to convert the Apartment Housing to coopera-tive or condominium ownership; or

         (m) cause or permit the Partnership to make loans to the General Partner or any Affiliate.

         Section 9.7 Duties of General Partner. The General Partner agrees that it shall at all times:

         (a) diligently and faithfully devote such of its time to the business of the Partnership as may be necessary to properly conduct the affairs of the Partnership;

         (b) file and publish all certificates, statements or other instruments required by law for the formation and operation of the Partnership as a limited partnership in all appropriate jurisdictions;

         (c) cause the Partnership to carry Insurance from an Insurance Company;

         (d) have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in its immediate possession or control and not employ or permit another to employ such funds or assets in any manner except for the benefit of the Partnership;

         (e) use its best efforts so that all requirements shall be met which are reasonably necessary to obtain or achieve (1) compliance with the Minimum Set-Aside Test, the Rent Restriction Test, and any other requirements necessary for the Apartment Housing to initially qualify, and to continue to qualify, for LIHTC; (2) issuance of all necessary certificates of occupancy, including all governmental approvals required to permit occupancy of all of the apartment units in the Apartment Housing; (3) compliance with all provisions of the Project Documents and (4) a reservation and allocation of LIHTC from the State Tax Credit Agency;

         (f) use reasonable efforts to assure that the Apartment Housing is in decent, safe, sanitary and good condition, repair and working order, ordinary use and obsolescence excepted, and make or cause to be made from time to time all necessary repairs thereto (including external and structural repairs) and renewals and replacements thereof;

         (g) pay from Partnership funds, before the same shall become delinquent and before penalties accrue thereon all Partnership taxes, assessments and other governmental charges against the Partnership or its properties, and all of its other liabilities, except to the extent and so long as the same are being contested in good faith by appropriate proceedings in such manners as not to cause any material adverse effect on the Partnership's property, financial condition or business operations, with adequate reserves provided for such payments;

         (h) permit, and cause the Management Agent to permit, the Class A Special Limited Partner and its representatives: (1) to have access to the Apartment Housing and personnel employed by the Partnership and by the Management Agent at all times during normal business hours after reasonable notice; (2) to examine all agreements, LIHTC compliance data and Plans and Specifications; and (3) to make copies thereof;

         (i) exercise good faith in all activities relating to the conduct of the business of the Partnership, including the development, operation and maintenance of the Apartment Housing, and shall take no action with respect to the business and property of the Partnership which is not reasonably related to the achievement of the purpose of the Partnership;

         (j) make any Capital Contributions, advances or loans required to be made by the General Partner under the terms of this Agreement;

         (k) establish and maintain all reserves required to be established and maintained under the terms of this Agreement;

         (l) cause the Management Agent to manage the Apartment Housing in such a manner that the Apartment Housing will be eligible to receive LIHTC with respect to 100% of the apartment units in the Apartment Housing. To that end, the General Partner agrees, without limitation: (1) to make all elections requested by the Class A Special Limited Partner under Section 42 of the Code to allow the Partnership or its Partners to claim the Tax Credit; (2) to file Form 8609 with respect to the Apartment Housing as required, for at least the duration of the Compliance Period; (3) to operate the Apartment Housing and cause the Management Agent to manage the Apartment Housing so as to comply with the requirements of Section 42 of the Code, as amended, or any successor thereto, including, but not limited to, Section 42(g) and Section 42(i)(3) of the Code, as amended, or any successors thereto; (4) to make all certifications required by Section 42(l) of the Code, as amended, or any successor thereto; and
(5) to operate the Apartment Housing and cause the Management Agent to manage the Apartment Housing so as to comply with all other Tax Credit Conditions; and

         (m) perform such other acts as may be expressly required of it under the terms of this Agreement.

         Section 9.8 Obligations to Repair and Rebuild Apartment Housing. With the approval of any lender, if such approval is required, any Insurance proceeds received by the Partnership due to fire or other casualty affecting the Apartment Housing will be utilized to repair and rebuild the Apartment Housing in satisfaction of the conditions contained in Section 42(j)(4) of the Code and to the extent required by any lender. Any such proceeds received in respect of such event occurring after the Compliance Period shall be so utilized or, if permitted by the Project Documents and with the Consent of the Class A Special Limited Partner, shall be treated as Sale or Refinancing Proceeds.

         Section 9.9  Partnership Expenses.

         (a) All of the Partnership's expenses shall be billed directly to and paid by the Partnership to the extent practicable. Reimbursements to the General Partner, or any of its Affiliates, by the Partnership shall be allowed only for the Partnership's Cash Expenses unless the General Partner is obligated to pay the same as an Operating Deficit during the Operating Deficit Guarantee Period, and subject to the limitations on the reimbursement of such expenses set forth herein. For purposes of this Section, Cash Expenses shall include fees paid by the Partnership to the General Partner or any Affiliate of the General Partner permitted by this Agreement and the actual cost of goods, materials and administrative services used for or by the Partnership, whether incurred by the General Partner, an Affiliate of the General Partner or a nonaffiliated Person in performing the foregoing functions. As used in the preceding sentence, "actual cost of goods and materials" means the actual cost of goods and materials used for or by the Partnership and obtained from entities which are not Affiliates of the General Partner, and actual cost of administrative services means the pro rata cost of personnel (as if such persons were employees of the Partnership) associated therewith, but in no event to exceed the amount which would be charged by nonaffiliated Persons for comparable goods and services. Notwithstanding, the "actual cost of goods and services" and "administrative services" includes a profit payable to the General Partner or affiliate in an amount not to exceed an amount which would be charged by nonaffiliated persons for comparable goods and services.

         (b) Reimbursement  to the General Partner or any of its Affiliates   of
operating cash expenses  pursuant to Subsection (a) hereof shall be subject   to
the following:

                  (1) no such reimbursement shall be permitted for services for which the General Partner or any of its Affiliates is entitled to compensation by way of a separate fee; and

                  (2) no such reimbursement shall be made for (A) rent or depreciation, utilities, capital equipment or other such administrative items, and (B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any "controlling person" of the General Partner or any Affiliate of the General Partner. For the purposes of this Section 9.9(b)(2), "controlling person" includes, but is not limited to, any Person, however titled, who performs functions for the General Partner or any Affiliate of the General Partner similar to those of: (i) chairman or member of the board of directors; (ii) executive management, such as president, vice president or senior vice president, corporate secretary or treasurer; (iii) senior management, such as the vice president of an operating division who reports directly to executive management; or (iv) those holding 5% or more equity interest in such General Partner or any such Affiliate of the General Partner or a person having the power to direct or cause the direction of such General Partner or any such Affiliate of the General Partner, whether through the ownership of voting securities, by contract or otherwise.

         (c) Anything in the Partnership Agreement to the contrary notwithstanding, the General Partner is authorized to obtain the Partnership's property and casualty insurance through Chubb Group of Insurance Companies, which is reinsured by Rural Housing Reinsurance Company International, Ltd., an entity in which the General Partner is a shareholder.

         Section 9.10 General Partner Expenses. The General Partner or Affiliates of the General Partner shall pay all Partnership expenses which are not permitted to be reimbursed pursuant to Section 9.9 and all expenses which are unrelated to the business of the Partnership.

         Section 9.11 Other Business of Partners. Any Partner may engage independently or with others in other business ventures wholly unrelated to the Partnership business of every nature and description, including, without limitation, the acquisition, development, construction, operation and management of real estate projects and developments of every type on their own behalf or on behalf of other partnerships, joint ventures, corporations or other business ventures formed by them or in which they may have an interest, including, without limitation, business ventures similar to, related to or in direct or indirect competition with the Apartment Housing. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom. Conversely, no Person shall have any rights to Partnership assets, incomes or proceeds by virtue of such other ventures or activities of any Partner.

         Section 9.12 Covenants, Representations and Warranties. The General Partner covenants, represents and warrants that the following are presently true, will be true at the time of each Capital Contribution payment made by the Limited Partner and will be true during the term of this Agreement, to the extent then applicable.

         (a) The Partnership is a duly organized limited partnership validly existing under the laws of the State and has complied with all filing requirements necessary for the protection of the limited liability of the Limited Partner and the Class A Special Limited Partner.

         (b) The Partnership Agreement and the Project Documents are in full force and effect and neither the Partnership nor the General Partner is in breach or violation of any material provisions thereof.

         (c) Improvements will be completed in a timely and workerlike manner substantially in accordance with all applicable requirements of all appropriate governmental entities and the Plans and Specifications of the Apartment Housing.

         (d)Additional Improvements on the Project, if any shall be completed substantially in conformity with Plans and Specifications approved by the Class A Special Limited Partner.

         (e) All conditions to the funding of the Construction Loan   have  been
met.

         (f) The Apartment Housing is being operated in accordance with standards and procedures which are prudent and customary for the operation of properties similar to the Apartment Housing.

         (g) No Partner has or will have any personal liability with respect to or has or will have personally guaranteed the payment of the Mortgage.

         (h) The Partnership is in compliance in all material respects with all construction and use codes applicable to the Apartment Housing and is not in violation in any material respect of any zoning, environmental or similar regulations applicable to the Apartment Housing.

         (i) All appropriate public utilities, including sanitary and storm sewers, water, gas and electricity, are currently available and will be operating properly for all units in the Apartment Housing at the time of first occupancy and throughout the term of the Partnership.

         (j) All roads necessary for the full utilization of the Improvements have either been completed or the necessary rights of way therefore have been acquired by the appropriate governmental authority or have been dedicated to public use and accepted by said governmental authority.

         (k) The Partnership has obtained Insurance written by an Insurance Company.

         (l) The Partnership owns the fee simple interest in the Apartment Housing.

         (m) The Construction Contract has been entered into between the Partnership and the Contractor; no other consideration or fee shall be paid to the Contractor other than amounts set forth in the Construction Contract.

         (n) The Partnership will require the Accountant to depreciate the Improvements over a 27 1/2-year term. Site work, landscaping and personal property (cabinets, appliances, carpet and window coverings) shall be broken out separately from Improvements and depreciated over 7 years using the cost recovery system, mid-year 200% declining balance depreciation method.

         (o) To the best of the General Partner's knowledge: (1) no Hazardous Substance has been disposed of, or released to or from, or otherwise now exists in, on, under or around, the Apartment Housing and (2) no aboveground or underground storage tanks are now or have ever been located on or under the Apartment Housing. The General Partner will not install or allow to be installed any aboveground or underground storage tanks on the Apartment Housing. The General Partner covenants that the Apartment Housing shall be kept free of Hazardous Substance and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Substance, except in connection with the normal maintenance and operation of any portion of the Apartment Housing. The General Partner shall comply, or cause there to be compliance, with all applicable Federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Substance and shall keep, or cause to be kept, the Apartment Housing free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. The General Partner must promptly notify the Limited Partner, the Class A Special Limited Partner in writing (3) if it knows, or suspects or believes there may be any Hazardous Substance in or around any part of the Apartment Housing, any Improvements constructed on the Apartment Housing, or the soil, groundwater or soil vapor, (4) if the General Partner or the Partnership may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance, and (5) of any claim made or threatened by any Person, other than a governmental agency, against the Partnership or General Partner arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Apartment Housing.

         (p) The General Partner has not executed and will not execute any agreements with provisions contradictory to, or in opposition to, the provisions of this Agreement.

         (q) The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable.

         (r) No charges, liens or encumbrances exist with respect to the Apartment Housing other than those which are created or permitted by the Project Documents or Mortgage or are noted or excepted in the Title Policy.

         (s) The buildings on the Apartment Housing site constitute or shall constitute a "qualified low-income housing project" as defined in Section 42(g) of the Code, and as amplified by the Treasury Regulations thereunder. In this connection, not later than December 31 of the first year in which the Partners elect the LIHTC to commence in accordance with the Code, the Apartment Housing will satisfy the Minimum Set-Aside Test.

         (t) All accounts of the Partnership required to be maintained under the terms of the Project Documents, including, without limitation, any reserves in accordance with Article VIII hereof, are currently funded to required levels, including levels required by any authority.

         (u) The General Partner has not lent or otherwise advanced any funds to the Partnership other than its Capital Contribution, or Operating Deficit Loan, if applicable, and the Partnership has no unsatisfied obligation to make any payments of any kind to the General Partner or any Affiliate thereof.

         (v) No event has occurred which constitutes a default under any of the Project Documents.

         (w) No event has occurred which has caused, and the General Partner has not acted in any manner which will cause (1) the Partnership to be treated for federal income tax purposes as an association taxable as a corporation, (2) the Partnership to fail to qualify as a limited partnership under the Act, or (3) the Limited Partner to be liable for Partnership obligations; provided however, the General Partner shall not be in breach of this representation if all or a portion of a Limited Partner's agreed upon Capital Contributions are used to satisfy the Partnership's obligations to creditors of the Partnership and such action by the General Partner is otherwise authorized under this Agreement and; provided further, however, the General Partner shall not be in breach of this representation if the action causing the Limited Partner to be liable for the Partnership obligations is undertaken by the Limited Partner.

         (x) No event or proceeding, including, but not limited to, any legal actions or proceedings before any court, commission, administrative body or other governmental authority, and acts of any governmental authority having jurisdiction over the zoning or land use laws applicable to the Apartment Housing, has occurred the continuing effect of which has: (1) materially or adversely affected the operation of the Partnership or the Apartment Housing;
(2) materially or adversely affected the ability of the General Partner to perform its obligations hereunder or under any other agreement with respect to the Apartment Housing; or (3) prevented the completion of construction of the Improvements in substantial conformity with the Project Documents, other than legal proceedings which have been bonded against (or as to which other adequate financial security has been issued) in a manner as to indemnify the Partnership against loss; provided, however, the foregoing does not apply to matters of general applicability which would adversely affect the Partnership, the General Partner, Affiliates of the General Partner or the Apartment Housing only insofar as they or any of them are part of the general public.

         (y) Neither the Partnership nor the General Partner has any liabilities, contingent or otherwise, which have not been disclosed in writing to the Limited Partner and the Class A Special Limited Partner and which in the aggregate affect the ability of the Limited Partner to obtain the anticipated benefits of its investment in the Partnership.

         (z) The General Partner and/or an acceptable guarantor shall   maintain
a net worth equal to at least $1,000,000 computed in accordance with generally accepted accounting principles.

         The General Partner shall be liable to the Limited Partner for any costs, damages, loss of profits, diminution in the value of its investment in the Partnership, or other losses, of every nature and kind whatsoever, direct or indirect, realized or incurred by the Limited Partner as a result of any material breach of the representations and warranties set forth in this Section 9.12.

                                    ARTICLE X

                    ALLOCATIONS OF INCOME, LOSSES AND CREDITS

         Section 10.1 General. All items includable in the calculation of Income or Loss not arising from a Sale or Refinancing, and all Tax Credits, shall be allocated 99.98% to the Limited Partner, 0.01% to the Class A Special Limited Partner and 0.01% to the General Partner. Any and all Missouri Tax Credits shall be allocated to the Class B Special Limited Partner. Missouri Tax Credits are those Tax Credits under the State of Missouri Tax Code deductible from income tax, otherwise payable to the State of Missouri.

         Section 10.2 Allocations From Sale or Refinancing. All Income and Losses arising from a Sale or Refinancing shall be allocated between the Partners as follows:

         (a)      As to Income:

                  (1) first, an amount of Income equal to the aggregate negative balances (if any) in the Capital Accounts of all Partners having negative Capital Accounts (prior to taking into account the Sale or Refinancing and the Distribution of the related Sale or Refinancing Proceeds, but after giving effect to Distributions of Net Operating Income and allocations of other Income and Losses pursuant to this Article X up to the date of the Sale or Refinancing) shall be allocated to such Partners in proportion to their negative Capital Account balances until all such Capital Accounts shall have zero balances;

                  (2) second, the balance, if any, of such Income shall be all-ocated 49.99% to the Limited Partner, .01% to the Class A Special Limited Partner, 49.90% to the General Partner and 0.10% to the Class B Special Limited Partner.

         (b) Losses shall be allocated 99.98% to the Limited Partner, 0.01% to the Class A Special Limited Partner and 0.01% to the General Partner.

         (c)  Notwithstanding  the foregoing  provisions of Section  10.2(a) and
(b), in no event shall any Losses be allocated to the Limited Partner or the Class A Special Limited Partner if and to the extent that such allocation would create or increase an Adjusted Capital Account Deficit for the Limited Partner or the Class A Special Limited Partner. In the event an allocation of 99.98% or 0.01% of each item includable in the calculation of Income or Loss not arising from a Sale or Refinancing, would create or increase an Adjusted Capital Account Deficit for the Limited Partner or the Class A Special Limited Partner, respectively, then so much of the items of deduction other than projected depreciation shall be allocated to the General Partner instead of the Limited Partner or the Class A Special Limited Partner and as is necessary to allow the Limited Partner or the Class A Special Limited Partner to be allocated 99.98% and 0.01%, respectively, of the items of Income and Apartment Housing depreciation without creating or increasing an Adjusted Capital Account Deficit for the Limited Partner or the Class A Special Limited Partner, it being the intent of the parties that the Limited Partner and the Class A Special Limited Partner always shall be allocated 99.98% and 0.01%, respectively, of the items of Income not arising from a Sale or Refinancing and 99.98% and 0.01%, respectively, of the Apartment Housing depreciation.

         Section 10.3 Special Allocations. The following special allocations shall be made in the following order.

         (a) Except as otherwise provided in Section 1.704-2(f) of the Treasury Regulations, notwithstanding any other provisions of this Article X, if there is a net decrease in Partnership Minimum Gain during any Partnership fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partnership Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f)(6) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(a) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.

         (b) Except as otherwise provided in Section 1.704-2(i)(4) of the Treasury Regulations, notwithstanding any other provision of this Article X, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year, each Person who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(b) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.

         (c) In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5), or Section
1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this Section 10.3(c) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(c) were not in the Agreement.

         (d) In the event any Partner has a deficit Capital Account at the end of any Partnership fiscal year which is in excess of the sum of (i) the amount such Partner is obligated to restore, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this
Section 10.3(d) shall be made if and only to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(d) and Section 10.3(c) hereof were not in the Agreement.

         (e)      Nonrecourse  Deductions for any fiscal year shall be specially
allocated 99.98% to the Limited Partner,  0.01% to the Class A Special   Limited
Partner and 0.01% to the General Partner.

         (f) Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i)(1).

         (g) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or
Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of his interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in accordance with their interests in the Partnership in the event that Treasury Regulations
Section 1.704-1 (b)(2)(iv)(m)(2) applies, or to the Partner to whom such distribution was made in the event that Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

         (h) To the extent the Partnership  has taxable  interest   income  with
respect to any promissory note pursuant to Section 483 or Section 1271   through
1288 of the Code:

                  (1) such interest income shall be specially allocated to   the
Limited Partner to whom such promissory note relates; and

                  (2) the amount of such interest income shall be excluded from the Capital Contributions credited to such Partner's Capital Account in connection with payments of principal with respect to such promissory note.

         (i) In the event the adjusted tax basis of any investment tax credit property that has been placed in service by the Partnership is increased pursuant to Code Section 50(c), such increase shall be specially allocated among the Partners (as an item in the nature of income or gain) in the same proportions as the investment tax credit that is recaptured with respect to such property is shared among the Partners.

         (j) Any reduction in the adjusted tax basis (or cost) of Partnership investment tax credit property pursuant to Code Section 50(c) shall be specially allocated among the Partners (as an item in the nature of expenses or losses) in the same proportions as the basis (or cost) of such property is allocated pursuant to Treasury Regulations Section 1.46-3(f)(2)(i).

         (k) Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of an interest in the Partnership by the Partnership to a Partner (the "Issuance Items") shall be allocated among the Partners so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Partner, shall be equal to the net amount that would have been allocated to each such Partner if the Issuance Items had not been realized.

         (l) If any Partnership expenditure treated as a deduction on its federal income tax return is disallowed as a deduction and treated as a distribution pursuant to Section 731(a) of the Code, there shall be a special allocation of gross income to the Partner deemed to have received such distribution equal to the amount of such distribution.

         (m) The allocation to the General Partner of each material item of Part nership income, loss, deduction or credit will not be less than 0.01% of each such item at all times during the existence of the Partnership.

         (n) Interest deduction on the Partnership indebtedness referred to   in
Section 6.3 shall be allocated 100% to the General Partner.

         (o) In the event all or part of the Incentive Management Fee is disallowed by the Internal Revenue Service, then any interest or income chargeable to the Partnership for such disallowance shall be allocated to the General Partner.

         Section 10.4 Curative Allocations. The allocations set forth in Sections 10.2(c), 10.3(a), 10.3(b), 10.3(c), 10.3(d), 10.3(e), 10.3(f), and
10.3(g)  hereof  (the  "Regulatory  Allocations")  are  intended  to comply with certain requirements of the Treasury Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss, or deduction pursuant to this
Section 10.4. Therefore, notwithstanding any other provision of this Article X (other than the Regulatory Allocations), with the Consent of the Class A Special Limited Partner and the General Partner shall make such offsetting special allocations of Partnership income, gain, loss, or deduction in whatever manner the General Partner, with the Consent of the Class A Special Limited Partner, determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Sections 10.1, 10.2(a), 10.2(b), 10.3(h), 10.3(i),
10.3(j),  10.3(k),  10.3(l),  10.3(m),  10.3(n)  and  10.5.  In  exercising  its authority under this Section 10.4, the General Partner shall take into account future Regulatory Allocations under Section 10.3(a) and 10.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 10.3(e) and 10.3(f).

         Section 10.5 Other Allocation Rules.

         (a) The basis (or cost) of any Partnership investment tax credit property shall be allocated among the Partners in accordance with Treasury Regulations Section 1.46-3(f)(2)(i). All Tax Credits (other than the investment tax credit) shall be allocated among the Partners in accordance with applicable law. Consistent with the foregoing, the Partners intend that LIHTC will be allocated 99.98% to the Limited Partner, 0.01% to the Class A Special Limited Partner and 0.01% to the General Partner.

         (b) In the event Partnership investment tax credit property is disposed of during any taxable year, profits for such taxable year (and, to the extent such profits are insufficient, profits for subsequent taxable years) in an amount equal to the excess, if any, of (1) the reduction in the adjusted tax basis (or cost) of such property pursuant to Code Section 50(c), over (2) any increase in the adjusted tax basis of such property pursuant to Code Section 50(c) caused by the disposition of such property, shall be excluded from the profits allocated pursuant to Section 10.1 and Section 10.2(a) hereof and shall instead be allocated among the Partners in proportion to their respective shares of such excess, determined pursuant to Section 10.3(i) and 10.3(j) hereof. In the event more than one item of such property is disposed of by the Partnership, the foregoing sentence shall apply to such items in the order in which they are disposed of by the Partnership, so the profits equal to the entire amount of such excess with respect to the first such property disposed of shall be allocated prior to any allocations with respect to the second such property disposed of, and so forth.

         (c) For purposes of determining the Income, Losses, or any other items allocable to any period, Income, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the General Partner with the Consent of the Class A Special Limited Partner, using any permissible method under Code Section 706 and the Treasury Regulations thereunder.

         (d) Solely for purposes of determining a Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Treasury Regulations Section 1.752-3(a)(3), the Partners' interests in Part-nership profits are as follows: Limited Partner: 99.98%; Class A Special Limited
Partner: 0.01%; and General Partner: 0.01%.

         (e) To the extent permitted by Section 1.704-2(h)(3) of the Treasury Regulations, the General Partner shall endeavor to treat Distributions as having been made from the proceeds of a Nonrecourse Liability or a Partner Nonrecourse Debt only to the extent that such Distributions would cause or increase an Adjusted Capital Account Deficit for any Partner who is not a General Partner.

     (f) Tax Credits shall be allocated 99.98% to the Limited Partner, 0.01% to the Class A Special Limited Partner, and 0.01% to the General Partner. In the event there occurs a recapture of Tax Credits previously allocated to the Partners, the responsibility for the recapture of such Tax Credits shall be allocated in accordance with the requirements of the Code and the Treasury Regulations; namely, to the Partners (if permitted by applicable law) who are or are deemed to be Partners in the year in which such recapture occurs, in accordance with their interests in the losses of the Partnership for that year. Missouri Tax Credits shall be allocated 100% to the Class B Special Limited
Partner, which Class B Special Limited Partner also shall be allocated 100% of any recapture of Missouri Tax Credits.

         Section 10.6 Tax Allocations: Code Section 704(c). In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value (computed in accordance with Section 1.41(a) hereof).

         In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to Section 1.41(b) hereof, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Treasury Regulations thereunder.

         Any elections or other decisions relating to such allocations shall be made by the General Partner with the Consent of the Class A Special Limited Partner in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 10.6 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Person's Capital Account or share of Income, Losses, other items, or distributions pursuant to any provision of this Agreement.

         Section 10.7 Allocation Among Limited Partners. In the event that the Interest of the Limited Partner hereunder is at any time held by more than one Limited Partner all items which are specifically allocated to the Limited Partner for any month pursuant to this Article X shall be apportioned among such Persons according to the ratio of their respective profit-sharing interests in the Partnership at the last day of such month.

         Section 10.8 Allocation Among General Partners. In the event that the Interest of the General Partner hereunder is at any time held by more than one General Partner all items which are specifically allocated to the General Partner for any month pursuant to this Article X shall be apportioned among such Persons in such percentages as may from time to time be determined by agreement among them without amendment to this Agreement or consent of the Limited Partner or Consent of the Class A Special Limited Partner.

         Section 10.9 Modification of Allocations. The provisions of Articles X and XI and other provisions of this Agreement are intended to comply with Treasury Regulations Section 1.704 and shall be interpreted and applied in a manner consistent with such section of the Treasury Regulations. In the event that the General Partner determines, in its sole discretion, that it is prudent to modify the manner in which the Capital Accounts of the Partners, or any debit or credit thereto, are computed in order to comply with such section of the Treasury Regulations, the General Partner may make such modification, but only with the Consent of the Class A Special Limited Partner, to the minimum extent necessary, to effect the plan of allocations and Distributions provided for elsewhere in this Agreement. Further, the General Partner shall make any appropriate modifications, but only with the Consent of the Class A Special Limited Partner, in the event it appears that unanticipated events (e.g., the existence of a Partnership election pursuant to Code Section 754) might otherwise cause this Agreement not to comply with Treasury Regulation Section 1.704.

                                   ARTICLE XI

                                  DISTRIBUTION

         Section 11.1 Distribution of Net Operating Income. Net Operating Income for each fiscal year shall be distributed within seventy-five (75) days following each calendar year and shall be applied in the following order of priority:

         (a) to pay the Deferred Management Fee, if any;

         (b) to pay the current Reporting Fee and then to pay any accrued Report ing Fees which have not been paid in full from previous years;

         (c) to pay the interest and then the principal on the  Development Fee;

         (d) to pay the Operating Loans, if any, as referenced in Section 6.3 of this Agreement, limited to 50% of the Net Operating Income remaining after reduction for the payments made pursuant to subsections (a) through (c) of this
Section 11.1;

         (e) to pay the Incentive Management Fee; and

         (f) the balance, 30% to the Limited Partner and 70% to the General Part ner.

         Section 11.2  Distribution of Sale or Refinancing Proceeds.    Sale  or
Refinancing Proceeds shall be distributed in the following order:

         (a) to the payment of the Mortgage and other matured debts and liabilities of the Partnership, other than accrued payments, debts or other liabilities owing to Partners or former Partners;

         (b) to any accrued payments, debts or other liabilities owing to the Partners or former Partners, including, but not limited to, accrued Reporting Fees and Operating Loans, to be paid prorata if necessary;

         (c) to the establishment of any reserves which the General Partner, with the Consent of the Class A Special Limited Partner and Class B Special Limited Partner, shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership; and

         (d) thereafter,  49.99% to the Limited  Partner,  .01% to  the Class  A
Special  Limited  Partner,  49.90% to the General   Partner  and  0.10%  to  the
Class B Special Limited Partner.

                                   ARTICLE XII

                              TRANSFERS OF LIMITED
                      PARTNER'S INTEREST IN THE PARTNERSHIP

         Section 12.1 Assignment of Limited Partner's Interest. The Limited Partner, Class A Special Limited Partner and Class B Special Limited Partner shall have the right to assign all or any part of their respective Interests to any other Person, whether or not a Partner, upon satisfaction of the following:

         (a) a written instrument in form and substance satisfactory to the General Partner and its counsel, setting forth the name and address of the proposed transferee, the nature and extent of the Interest which is proposed to be transferred and the terms and conditions upon which the transfer is proposed to be made, stating that the Assignee accepts and agrees to be bound by all of the terms and provisions of this Agreement, and providing for the payment of all reasonable expenses incurred by the Partnership in connection with such assignment, including but not limited to the cost of preparing any necessary amendment to this Agreement;

         (b) upon consent of the General Partner to such assignment, which consent shall not be unreasonably withheld; and

         (c) upon receipt by the General Partner of the Assignee's written representation that the Partnership Interest is to be acquired by the Assignee for the Assignee's own account for long-term investment and not with a view toward resale, fractionalization, division or distribution thereof.

         (d) Notwithstanding any provision to the contrary, the Limited Partner may assign its Interest to an Affiliate or assign its Interest to Southern California Bank or its successors as collateral to secure a capital contribution loan without satisfying the conditions of Sections 12.1(a) through (c) above.

         THE LIMITED PARTNERSHIP INTEREST AND THE SPECIAL LIMITED PARTNERSHIP INTEREST DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR UNDER ANY STATE SECURITIES LAW. THESE INTERESTS MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         Section 12.2 Effective Date of Transfer. Any assignment of a Limited Partner's Interest or Class A Special Limited Partner and Class B Special Limited Partner's Interest pursuant to Section 12.1 shall become effective as of the last day of the calendar month in which the last of the conditions to such assignment are satisfied.

         Section 12.3 Invalid Assignment. Any purported assignment of an Interest of a Limited Partner, Class A Special Limited Partner or Class B Special Limited Partner otherwise than in accordance with Section 12.1 or
Section 12.6 shall be of no effect as between the Partnership and the purported assignee and shall be disregarded by the General Partner in making allocations and Distributions hereunder.

         Section 12.4 Assignee's Rights to Allocations and Distributions. An Assignee shall be entitled to receive allocations and Distributions from the Partnership attributable to the Interest acquired by reason of any permitted assignment from and after the first day of the calendar month of the transfer of such Interest as provided in Section 12.2. The Partnership and the General Partner shall be entitled to treat the assignor of such Partnership Interest as the absolute owner thereof in all respects, and shall incur no liability for allocations and Distributions made in good faith to such assignor, until such time as the written instrument of assignment has been received by the Partnership.

         Section 12.5 Substitution of Assignee as Limited Partner, Class A Special Limited Partner or Class B Special Limited Partner.

         (a) An Assignee shall not have the right to become a Substitute Limited Partner or Substitute Class A Special Limited Partner or Class B Special Limited Partner in place of his assignor unless the written consent of the General Partner to such substitution shall have been obtained, which consent, in the General Partner's absolute discretion, may be withheld; except that an Assignee which is an Affiliate of the Limited Partner, Class A Special Limited Partner or Class B Special Limited Partner, or Southern California Bank or its successors, may become a Substitute Limited Partner, Substitute Class A Special Limited Partner or Substitute Class B Special Limited Partner without the consent of the General Partner.

         (b) A nonadmitted transferee of a Limited Partner's Interest, Class A Special Limited Partner Interest or Class B Special Limited Partner's Interest in the Partnership shall only be entitled to receive that share of allocations, Distributions and the return of Capital Contribution to which its transferor would otherwise have been entitled with respect to the Interest transferred, and shall have no right to obtain any information on account of the Partnership's transactions, to inspect the Partnership's books and records or have any other of the rights and privileges of a Limited Partner, Class A Special Limited Partner or Class B Special Limited Partner, provided, however, that the Partnership shall, if a transferee and transferor jointly advise the General Partner in writing of a transfer of an Interest in the Partnership, furnish the transferee with pertinent tax information at the end of each fiscal year of the Partnership.

         (c) The General Partner may elect to treat a transferee of a Partnership Interest who has not become a Substitute Limited Partner, Substitute Class A Special Limited Partner or Substitute Class B Special Limited Partner as a Substitute Limited Partner, Substitute Limited Partner, Substitute Class A Special Limited Partner or Substitute Class B Special Limited Partner, as the case may be, in the place of its transferor should the General Partner determine in its absolute discretion that such treatment is in the best interest of the Partnership.

         Section 12.6 Death, Bankruptcy, Incompetency, etc. of a Limited Partner. Upon the death, dissolution, adjudication of bankruptcy, or adjudication of incompetency or insanity of a Limited Partner, Class A Special Limited Partner or Class B Special Limited Partner, such Partner's executors, administrators or legal representatives shall have all the rights of a Limited Partner, Class A Special Limited Partner or Class B Special Limited Partner, as the case may be, for the purpose of settling or managing such Partner's estate, including such power as such Partner possessed to constitute a successor as a transferee of its Interest in the Partnership and to join with such transferee in making the application to substitute such transferee as a Partner. However, such executors, administrators or legal representatives will not have the right to become Substitute Limited Partners, Substitute Class A Special Limited Partners or Substitute Class B Special Limited Partners in the place of their respective predecessors-in-interest unless the General Partner shall so consent.

                                  ARTICLE XIII

                     WITHDRAWAL, REMOVAL AND REPLACEMENT OF
                                 GENERAL PARTNER

         Section 13.1 Withdrawal of General Partner.

         (a) The General Partner may not Withdraw (other than as a result of an Involuntary Withdrawal) without the Consent of the Class A Special Limited Partner, and, to the extent required, of Rural Development. Withdrawal shall be conditioned upon the agreement of the Class A Special Limited Partner to be admitted as a successor General Partner, or if the Class A Special Limited Partner declines to be admitted as a successor General Partner then on the agreement of one or more Persons who satisfy the requirements of Section 13.5 of this Agreement to be admitted as successor General Partner(s).

         (b) Each General Partner shall indemnify and hold harmless the Partnership and all Partners from its Withdrawal in violation of Section 13.1(a) hereof. Each General Partner shall be liable for damages to the Partnership resulting from its Withdrawal in violation of Section 13.1(a).

         Section 13.2      Removal of General Partner.

         (a) The Class A Special Limited Partner or the Limited Partner, or both of them, may remove the General Partner for cause if such General Partner, its officers or directors, if applicable, has:

                  (1) been subject to Bankruptcy in accordance with this Agree-ment;

                  (2)  committed  any  fraud,  willful  misconduct,   breach  of
fiduciary duty or other grossly negligent conduct in the performance of its duties under this Agreement;

                  (3) been convicted of, or entered into a plea of guilty to, a felony;

                  (4) made personal use of Partnership funds or properties;

                  (5) violated the terms of the Mortgage and such violation prompts Rural Development to issue a default letter or acceleration notice to the Partnership or General Partner and such violation has not been cured within 30 days of such letter notice;

                  (6) failed to provide any loan, advance, Capital Contribution or any other payment to the Partnership, the Limited Partner or the Class A Special Limited Partner required under this Agreement;

                  (7) failed to obtain the Consent of the Class A Special Limited Partner prior to any decision, act or omission under circumstances where this Agreement requires that such consent be obtained, required under this Agreement;

                  (8) breached in any material respect representation, warranty or covenant contained in this Agreement, or failed in any material respect to perform any action which may be required by this Agreement;

                  (9) caused the Projected Tax Credits to be allocated to the Partners for a term longer than the Tax Credit Period unless the provisions of
Section 7.4(e) of this Agreement apply;

                  (10) violated any federal or state tax law which causes a re-capture of LIHTC for which payments have not been made as prescribed in
Section 7.4 of this Agreement; or

                  (11) failed during any six-month period during the Compliance Period to cause at least 85% of the total apartment units in the Apartment Housing to qualify for LIHTC, unless such failure is the result of Force Majeure or unless such failure is cured within 120 days after the end of the six-month period.

         (b) The Limited Partner or Class A Special Limited Partner shall provide the General Partner with written notice of the removal for cause of the General Partner ("Removal Notice"). Such notice shall set forth the reasons for the removal and shall be served by the Class A Special Limited Partner or the Limited Partner, or both of them, upon the General Partner either by certified or by registered mail, return receipt requested, or by personal service. If
Section 13.2(a)(2), (5), (6) or (7) is the basis for the removal for cause, then the General Partner shall have thirty days from receipt of the Removal Notice in which to cure the removal condition; except that in regard to the Mortgage the cure period shall be the sooner of thirty days or ten days prior to the expiration of the cure period referenced in the loan documents, if any. If the condition for the removal for cause is not cured within the thirty day cure period then the General Partner's removal shall become effective on the first day following the expiration of the cure period, or, thirty-one days from the General Partner's receipt of the Removal Notice. If the removal for cause is for a condition referenced in Sections 13.2(a)(1), (3), (4), (9), (10), or (11) then the removal shall become effective upon the General Partner's receipt of the Removal Notice. Upon the General Partner's removal, the General Partner shall deliver to the Class A Special Limited Partner within five business days of the termination of the cure period, or five business days of the Removal Notice all Partnership books and records including all bank signature cards and an authorization to change the signature on the signature cards from the General Partner to the Class A Special Limited Partner, or a successor general partner so nominated by the Limited Partner and Class A Special Limited Partner. The Partner's recognize and acknowledge that if the General Partner fails to provide the Partnership books and records upon the General Partner's removal then the remaining Partners may suffer irreparable injury. Therefore, in the event the General Partner does not adhere to the provisions of this Section 13.2(b), and in addition to other rights or remedies which may be provided by law and equity or this Agreement, the Limited Partner and/or Class A Special Limited Partner shall have the right to specific performance to compel the General Partner to perform its obligation under this Section and the Limited Partner and/or Class A Special Limited Partner may bring such action, and other actions to enforce the removal, by way of temporary and/or permanent injunctive relief.

         Section 13.3 Effects of a Withdrawal. In the event of a Withdrawal, the entire Interest of the Withdrawing General Partner shall immediately and automatically terminate on the effective date of such Withdrawal, and such General Partner shall immediately cease to be a General Partner, shall have no further right to participate in the management or operation of the Partnership or the Apartment Housing or to receive any allocations or Distributions from the Partnership or any other funds or assets of the Partnership, except as specifically set forth below. In the event of a Withdrawal, any or all executory contracts, including but not limited to the Management Agreement, between the Partnership and the Withdrawing General Partner or its Affiliates may be terminated by the Partnership, with the Consent of the Class A Special Limited Partner, upon written notice to the party so terminated. Furthermore, notwithstanding such Withdrawal, the Withdrawing General Partner shall be and shall remain, liable as a General Partner for all liabilities and obligations incurred by the Partnership or by the General Partner prior to the effective date of the Withdrawal, or which may arise upon such Withdrawal. Any remaining Partner shall have all other rights and remedies against the Withdrawing General Partner as provided by law or under this Agreement. The General Partner agrees that in the event of its Withdrawal it will indemnify and hold the Limited Partner and the Class A Special Limited Partner harmless from and against all losses, costs and expenses incurred in connection with the Withdrawal, including, without limitation, all legal fees and other expenses of the Limited Partner and the Class A Special Limited Partner in connection with the transaction. The following additional provisions shall apply in the event of a Withdrawal.

         (a)  In  the  event  of  a  Withdrawal  which  is  not  an  Involuntary
Withdrawal, the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, nor shall it be entitled to receive or to be paid by the Partnership any further payments of fees (including fees which have been earned but are unpaid) or to be paid any amount for its former Interest. From and after the effective date of such Withdrawal, the former rights of the Withdrawing General Partner to receive or to be paid such allocations, Distributions, funds, assets, fees or repayments shall be assigned to the other General Partner or General Partners (which may include the Class A Special Limited Partner), or if there is no other general partner of the Partnership at that time, to the Class A Special Limited Partner.

         (b) In the event of an Involuntary Withdrawal, except as provided in the preceding paragraph or in Section 13.3(b)(2) below, the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, provided that accrued and payable fees (i.e., fees earned but unpaid as of the date of Withdrawal) owed to the Withdrawing General Partner, and any outstanding loans of the Withdrawing General Partner to the Partnership, shall be paid to the Withdrawing General Partner in the manner and at the times such fees and loans would have been paid had the Withdrawing General Partner not Withdrawn. The Interest of the General Partner shall be purchased as follows.

                  (1) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Partnership is to be continued with one or more remaining or successor General Partner(s), the Partnership, with the Consent of the Class A Special Limited Partner, may, but is not obligated to, purchase the Interest of the Withdrawing General Partner in Partnership allocations, Distributions and capital. The purchase price of such Interest shall be its Fair Market Value as determined by agreement between the Withdrawing General Partner and the Class A Special Limited Partner, or, if they cannot agree, by arbitration in accordance with the then current rules of the American Arbitration Association. The cost of such arbitration shall be borne equally by the Withdrawing General Partner and the Partnership. The purchase price shall be paid by the Partnership by delivering to the General Partner or its representative the Partnership's non-interest bearing unsecured promissory note payable, if at all, upon liquidation of the Partnership in accordance with
Section 11.2(b). The note shall also provide that the Partnership may prepay all or any part thereof without penalty.

                  (2) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Partnership is to be continued with one or more remaining or successor General Partner(s), and if the Partnership does not purchase the Interest of the Withdrawing General Partner in Partnership allocations, Distributions and capital, then the Withdrawing General Partner shall retain its Interest in such items, but such Interest shall be held as a special limited partner.

         (c) Notwithstanding the provisions of Section 13.3(b), if the Involuntary Withdrawal arises from removal for cause as set forth in Section 13.2(a) hereof, the Withdrawn General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, nor shall it be entitled to receive or to be paid by the Partnership or any Partners or successor partners, any further payments of fees (including fees which have been earned but remain unpaid) further, the Withdrawn General Partner shall be repaid outstanding obligations, advances, or loans only to the extent and in the amount such obligations, advances, or loans exceed amounts owed to the Partnership by the Withdrawn General Partner by mutual agreement of the Withdrawing General Partner and Class A Special Limited Partner. If the Withdrawing General Partner and the Class A Special Limited Partner cannot reach an agreement within fifteen (15) business days then the determination shall be made by arbitration in accordance with the then current rules of the American Arbitration Association. The cost of such arbitration shall be borne equally by the Withdrawing General Partner and the Partnership.

         Section 13.4 Successor General Partner. Upon the occurrence of an event giving rise to a Withdrawal of a General Partner, any remaining General Partner, or, if there be no remaining General Partner, the Withdrawing General Partner or its legal representative, shall promptly notify the Class A Special Limited Partner of such Withdrawal (the "Withdrawal Notice"). Whether or not the Withdrawal Notice shall have been sent as provided herein, the Class A Special Limited Partner shall have the right to become a successor General Partner (and to become the successor managing General Partner if the Withdrawing General Partner was previously the managing General Partner). In order to effectuate the provisions of this Section 13.4 and the continuance of the Partnership, the Withdrawal of a General Partner shall not be effective until the expiration of 120 days from the date on which occurred the event giving rise to the Withdrawal, unless the Class A Special Limited Partner shall have elected to become a successor General Partner as provided herein prior to expiration of such 120-day period, whereupon the Withdrawal of the General Partner shall be deemed effective upon the notification of all the other Partners by the Class A Special Limited Partner of such election.

         Section 13.5 Admission of Additional or Successor General Partner. No Person shall be admitted as an additional or successor General Partner unless
(a) such Person shall have agreed to become a General Partner by a written instrument which shall include the acceptance and adoption of this Agreement;
(b) the Consent of the Class A Special Limited Partner to the admission of such Person as a substitute General Partner, which consent may be withheld in the discretion of the Class A Special Limited Partner, shall have been given; and
(c) such Person shall have executed and acknowledged any other instruments which the Class A Special Limited Partner shall reasonably deem necessary or appropriate to affect the admission of such Person as a substitute General Partner. If the foregoing conditions are satisfied, this Agreement shall be amended in accordance with the provisions of the Act, and all other steps shall be taken which are reasonably necessary to effect the Withdrawal of the Withdrawing General Partner and the substitution of the successor General Partner. Nothing contained herein shall reduce the Limited Partner's Interest or the Class A Special Limited Partner's Interest in the Partnership.

         Section 13.6 Transfer of Interest. Except as otherwise provided herein, the General Partner may not Withdraw from the Partnership, or enter into any agreement as the result of which any Person shall acquire an Interest in the Partnership, without the Consent of the Class A Special Limited Partner.

         Section 13.7 No Goodwill Value. At no time during continuation of the Partnership shall any value ever be placed on the Partnership name, or the right to its use, or to the goodwill appertaining to the Partnership or its business, either as among the Partners or for the purpose of determining the value of any Interest, nor shall the legal representatives of any Partner have any right to claim any such value. In the event of a termination and dissolution of the Partnership as provided in this Agreement, neither the Partnership name, nor the right to its use, nor the same goodwill, if any, shall be considered as an asset of the Partnership, and no valuation shall be put thereon for the purpose of liquidation or distribution, or for any other purpose whatsoever.

                                   ARTICLE XIV

                          BOOKS AND ACCOUNTS, REPORTS,
                      TAX RETURNS, FISCAL YEAR AND BANKING

         Section 14.1 Books and Accounts.

         (a) The General Partner shall cause the Partnership to keep and maintain at its principal executive office full and complete books and records which shall include each of the following:

                  (1) a current list of the full name and last known business or residence address of each Partner set forth in alphabetical order together with the Capital Contribution and the share in Income and Losses of each Partner;

                  (2) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, together with executed copies of any powers of attorney pursuant to which any certificate has been executed;

                  (3) copies of the Partnership's federal, state and local in come tax information returns and reports, if any, for the six most recent tax-able years;

                  (4)copies of the original of this Agreement and all amendments thereto;

                  (5) financial statements of the Partnership for the six most recent fiscal years;

                  (6) the Partnership's books and records for at least the cur-rent and past three fiscal years; and

                  (7) in regard to the first tenants to occupy the apartment units in the Apartment Housing, copies of all tenant files including completed applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, and income certification forms (LIHTC specific).

         (b) Upon the request of the Limited Partner, the General Partner shall promptly deliver to the Limited Partner, at the expense of the Partnership, a copy of the information set forth in Section 14.1(a) above. The Limited Partner shall have the right upon reasonable request and during normal business hours to inspect and copy any of the foregoing, or any of the other books and records of the Partnership or the Apartment Housing, at its own expense.

         Section 14.2 Accounting Reports.

         (a) By March 1 of each calendar year the General Partner shall provide to the Limited Partner, Class A Special Limited Partner and Class B Special Limited Partner all tax information necessary for the preparation of their federal and state income tax returns and other tax returns with regard to the jurisdiction(s) in which the Partnership is formed and in which the Apartment Housing is located.

         (b) By March 10 of each calendar year after the year in which the Apartment Housing is placed in service, the General Partner shall send to the Limited Partner, Class A Special Limited Partner and the Class B Special Limited
Partner: (1) a balance sheet as of the end of such fiscal year and statements of income, Partners' equity and changes in cash flow for such fiscal year prepared in accordance with generally accepted accounting principles and accompanied by an auditor's report containing an opinion of the Partnership's Accountants; provided, however, an audit is not required for FmHA projects less than 25 units; (2) a report (which need not be audited) of any Distributions made at any time during the fiscal year, separately identifying Distributions from Net Operating Income for the fiscal year, Net Operating Income for prior years, Sale or Refinancing Proceeds, and reserves; and (3) a report setting forth the amount of all fees and other compensation and Distributions and reimbursed expenses paid by the Partnership for the fiscal year to the General Partner or Affiliates of the General Partner and the services performed in consideration therefor, which report shall be verified by the Partnership's Accountants, with the method of verification to include, at a minimum, a review of the time records of individual employees, the costs of whose services were reimbursed, and a review of the specific nature of the work performed by each such employee, all in accordance with generally accepted auditing standards and, accordingly, including such tests of the accounting records and such other auditing procedures as the Accountants consider appropriate in the circumstances.

         (c) Within 60 days after the end of each fiscal quarter in which a Sale or Refinancing of the Apartment Housing occurs, the General Partner shall send to the Limited Partner, Class A Special Limited Partner and the Class B Special Limited Partner a report as to the nature of the Sale or Refinancing and as to the Income and Losses for tax purposes and proceeds arising from the Sale or Refinancing.

         Section 14.3 Other Reports. The General Partner shall provide to the Limited Partner, Class A Special Limited Partner and the Class B Special Limited Partner the following reports:

         (a) during construction, on a regular basis, but in no event less than once a month, a copy of the Inspecting Architect's report and other construction reports including, but not limited to, (1) the name of each person performing work on the Improvements or providing materials for the Improvements, the work performed or materials supplied by said person and the code number corresponding to the line item in the Construction Budget which the person will be paid, (2) an original AIA Document G702, or similar form acceptable to the Special Limited Partner, (3) if not included in the Inspecting Architect's report or the AIA Document G702, a line item break-down of the Construction Budget (which shall include, description of work to be performed or materials to be supplied; total dollar amount of the work or materials; dollar amount of work previously completed and paid or materials supplied and paid; dollar amount of work or materials to be paid per the current disbursement request; dollar amount of materials stored; total dollar amount of work completed and stored as of the current disbursement date; percentage of completion; dollar amount of work or materials needed to complete the line item; and retainage), (4) a reconciliation of the sources and uses to determine that the Construction Budget is in balance and there are sufficient funds to complete the construction of the Improvements, and (5) copies of lien releases, or waivers, from the Contractor and all sub-contractors or material suppliers who were paid the previous month;

         (b) during the rent-up phase, and continuing until the end of the first six-month period during which the Apartment Housing has a sustained occupancy of 95% or better, by the twentieth day of each month within such period a copy of the previous month's rent roll (through the last day of the month) and a tenant LIHTC compliance worksheet similar to the monthly initial tenant certification worksheet included in Exhibit "G" attached hereto and incorporated herein by this reference;

         (c) during the rent-up phase, and continuing until the end of the first six-month period during which the Apartment Housing has a sustained occupancy of 90% or better, by the twenty-fifth day of each month within such period a copy of the previous month's rent roll (through the last day of the month) and a tenant LIHTC compliance worksheet on the Management Agent's form which will be similar to the monthly initial tenant certification worksheet included in Exhibit "G" attached hereto and incorporated herein by this reference;

         (d) a quarterly tax credit compliance report on the Management Agent's form, which will be similar to the worksheet included in Exhibit "G" due on or before April 30 of each year for the first quarter, July 31 of each year for the second quarter, October 31 of each year for the third quarter and January 31 of each year for the fourth quarter. In order to verify the reliability of the information being provided on the compliance report the Limited Partner may request a small sampling of tenant files to be provided. The sampling will include, but not be limited to, copies of tenant applications, certifications and third party verifications used to qualify tenants. If any inaccuracies are found to exist on the tax credit compliance report or any items of noncompliance are discovered then the sampling will be expanded as determined by the Limited Partner;

         (e) a quarterly report on operations, on the Management Agent's form, which will be similar to the form attached hereto as Exhibit "G", due on or before April 30 of each year for the first quarter of operations, July 31 of each year for the second quarter of operations, October 31 of each year for the third quarter of operations and January 31 of each year for the fourth quarter of operations which shall include, but is not limited to, an unaudited income statement showing all activity in the reserve accounts required to be maintained pursuant to Section VIII of this Agreement, statement of income and expenses, balance sheet, rent roll as of the end of each calendar quarter of each year, and third party verification of current utility allowance;

         (f) by September 15 of each year, an estimate of LIHTC for that year;

         (g) if the Apartment Housing receives a reservation of LIHTC in one year but will not complete the construction and rent-up until a later year, an audited cost certification together with the Accountant's work papers verifying that the Partnership has expended the requisite 10% of the reasonably expected cost basis to meet the carryover test provisions of Section 42 of the Code. Such certification shall be provided to the Limited Partner and Class A Special Limited Partner and Class B Special Limited Partner by December 31 of the year during which the reservation was received. Furthermore, if materials and supplies are purchased to meet the 10% requirement then the General Partner shall provide to the Limited Partner satisfactory evidence as determined by the Class A Special Limited Partner, that title to the materials and supplies pass to the Partnership and that the Partnership bears the risk of loss of the materials and supplies;

         (h) during the Compliance Period, no later than 10 days any such certification is filed, copies of any certifications which the Partnership must furnish to federal or state governmental authorities administering the Tax Credit program including, but not limited to, copies of all annual tenant recertifications required under Section 42 of the Code;

         (i) by the annual renewal date each and every year, an executed original or certified copy of each and every Insurance policy or certificate required by the terms of this Agreement;

         (j) within sixty (60) days after the payment date of the real estate property taxes each and every year verification that the same has been paid in full;

         (k) within seventy-five (75) days of the end of the General Partner's fiscal year, a copy of the General Partner's updated financial statement of the previous year;

         (l) on or before November 15th of each calendar year, a copy of the following year's proposed operating budget. Each such Budget shall contain all the anticipated Cash Expenses of the Partnership. Such Budget shall only be adopted with the Consent of the Class A Special Limited Partner; and

         (m) notice of the occurrence, or of the likelihood of occurrence, of any event which has had a material adverse effect upon the Apartment Housing or the Partnership, including, but not limited to, any breach of any of the representations and warranties set forth in Section 9.12 of this Agreement, and any inability of the Partnership to meet its cash obligations as they become payable, within ten days after the occurrence of such event.

         Section 14.4 Late Reports. If the General Partner does not fulfill its obligations under Section 14.2(a) and Section 14.3 within the time periods set forth therein, the General Partner, using its own funds, shall pay as damages the sum of $100 per week (plus interest at the rate established by Section 6.3 of this Agreement) to the Limited Partner until such obligations shall have been fulfilled. If the General Partner shall so fail to pay, the General Partner and its Affiliates shall forthwith cease to be entitled to any fees hereunder (other than the Development Fee) and/or to the payment of any Net Operating Income or Sale or Refinancing Proceeds to which the General Partner may otherwise be entitled hereunder. Payments of fees and Distributions shall be restored only upon payment of such damages in full. If the General Partner does not fulfill its obligations under Section 14.2(b) and Section 14.3 within 30 days of receiving written notice by the Limited Partner, then the General Partner and their Affiliates shall forthwith cease to be entitled to any fees and Cash Flow from Operations referenced in Section 11.1 of this Agreement and to any Sale or Refinancing Proceeds to which they may otherwise be entitled hereunder. Such payments of fees and Cash Flow from Operations referenced in Section 11.1 of this Agreement and Sale and Refinancing Proceeds shall be restored only upon delivery of such documents.

         Section 14.5 Annual Site Visits. On an annual basis a representative of the Limited Partner, at the Limited Partner's expense, will conduct a site visit during normal business hours which will include, in part, an inspection of the property, a review of the office and tenant files and an interview with the property manager. The Limited Partner may, in its sole discretion, cancel all or any part of the annual site visit.

         Section 14.6 Tax Returns. The General Partner shall cause income tax returns for the Partnership to be prepared and timely filed with the appropriate federal, state and local taxing authorities.

         Section 14.7 Fiscal Year. The fiscal year of the Partnership shall be the calendar year or such other period as may be approved by the Internal Revenue Service for federal income tax purposes.

         Section 14.8 Banking. All funds of the Partnership shall be deposited in a separate bank account or accounts as shall be determined by the General Partner. All withdrawals therefrom shall be made upon checks signed by the General Partner or by any person authorized to do so by the General Partner. The General Partner shall provide to any Partner who requests same the name and address of the financial institution, the account number and other relevant information regarding any Partnership bank account.

         Section 14.9 Certificates and Elections.

         (a) The General Partner shall file the First Year Certificate within 90 days following the close of the taxable year during which Completion of Construction occurs and thereafter shall timely file any certificates which the Partnership must furnish to federal or state governmental authorities administering the Tax Credit programs under Section 42 of the Code.

         (b) The General Partner, with the Consent of the Class A Special Limited Partner, may, but is not required to, cause the Partnership to make or revoke the election referred to in Section 754 of the Code, as amended, or any similar provisions enacted in lieu thereof.

                                   ARTICLE XV

                      DISSOLUTION, WINDING UP, TERMINATION
                       AND LIQUIDATION OF THE PARTNERSHIP

         Section 15.1 Dissolution of Partnership. The Partnership shall be dis-solved upon the expiration of its term or the earlier occurrence of any of the following events.

         (a) The  effective  date of the  Withdrawal  or removal of the  General
Partner, unless (1) at the time there is at least one other General Partner (which may be the Class A Special Limited Partner if it elects to serve as successor General Partner under Section 13.4 hereof) who will continue as General Partner, or (2) within 120 days after the occurrence of any such event the Limited Partner elects to continue the business of the Partnership.

         (b) The sale of the Apartment Housing and the receipt in cash of the full amount of the proceeds of such sale.

         Notwithstanding the foregoing, however, in no event shall the Partnership terminate prior to the expiration of its term if such termination would result in a violation of the Mortgage or any other agreement with or rule or regulation of Rural Development, to which the Partnership is subject.

         Section 15.2 Return of Capital Contribution upon Dissolution. Except as provided in Sections 7.3 and 7.4 of this Agreement, which provide for a reduction or refund of the Limited Partner's Capital Contribution under certain circumstances, and which shall represent the personal obligation of the General Partner, as well as the obligation of the Partnership, each Partner shall look solely to the assets of the Partnership for all Distributions with respect to the Partnership (including the return of its Capital Contribution) and shall have no recourse therefor (upon dissolution or otherwise) against any General Partner. No Partner shall have any right to demand property other than money upon dissolution and termination of the Partnership, and the Partnership is prohibited from such a distribution of property absent the Consent of the Class A Special Limited Partner.

         Section 15.3 Distribution of Assets. Upon a dissolution of the Partnership, the General Partner (or, if there is no General Partner then remaining, such other Person(s) designated as the liquidator of the Partnership by the Limited Partner or by the court in a judicial dissolution) shall take full account of the Partnership assets and liabilities and shall liquidate the assets as promptly as is consistent with obtaining the fair value thereof.

         (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership pursuant to Section 11.2(a) through and including 11.2(c), the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts, after taking into account all allocations under Article X hereof.

         (b) In the event that a General Partner has a deficit balance in its Capital Account following the Liquidation of the Partnership or its interest, as determined after taking into account all Capital Account adjustments for the Partnership taxable year in which such Liquidation occurs, such General Partner shall pay to the Partnership the lesser of (1) the amount necessary to restore such deficit balance to zero in compliance with Treasury Regulation Section 1.704-1(b)(2)(ii)(b)(3),and (2) 1.01% of the Capital Contribution less any prior Capital Contributions made by the General Partner.

                  (1) The deficit reduction amount shall be paid by the General Partner by the end of such taxable year (or, if later, within 90 days after the date of Liquidation) and shall, upon Liquidation of the Partnership, be paid to creditors of the Partnership or distributed to other Partners in accordance with their positive Capital Account balances.

         (c) With respect to assets distributed in kind to the Partners in Liquidation or otherwise:

                  (1) unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be Income and Losses realized by the Partnership immediately prior to the Liquidation or other Distribution event; and

                  (2) such Income and Losses shall be allocated to the Partners in accordance with Section 10.2 hereof, and any property so distributed shall be treated as a Distribution of an amount in cash equal to the excess of such Fair Market Value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered.

         (d) For the purposes of Section 15.3(c), "unrealized appreciation" or "unrealized depreciation" shall mean the difference between the Fair Market Value of such assets, taking into account the Fair Market Value of the associated financing but subject to Section 7701(g) of the Code, and the asset's Gross Asset Value. Section 15.3(c) is merely intended to provide a rule for allocating unrealized Income and Losses upon Liquidation or other Distribution event, and nothing contained in Section 15.3(c) or elsewhere in this Agreement is intended to treat or cause such Distributions to be treated as sales for value. The Fair Market Value of such assets shall be determined by an independent appraiser to be selected by the General Partner.

         Section 15.4 Deferral of Liquidation. If at the time of liquidation the General Partner or other liquidator shall determine that an immediate sale of part or all of the Partnership assets could cause undue loss to the Partners, the liquidator may, in order to avoid loss, but only with the Consent of the Class A Special Limited Partner, either defer liquidation and retain all or a portion of the assets or distribute all or a portion of the assets to the Partners in kind. In the event that the liquidator elects to distribute such assets in kind, the assets shall first be assigned a value (by appraisal by an independent appraiser) and the unrealized appreciation or depreciation in value of the assets shall be allocated to the Partners' Capital Accounts, as if such assets had been sold, in the manner described in Section 10.2, and such assets shall then be distributed to the Partners as provided herein. In applying the preceding sentence, the Apartment Housing shall not be assigned a value less than the unamortized principal balance of any loan secured thereby.

         Section 15.5 Liquidation Statement. Each of the Partners shall be furnished with a statement prepared or caused to be prepared by the General Partner or other liquidator, which shall set forth the assets and liabilities of the Partnership as of the date of complete liquidation. Upon compliance with the distribution plan as outlined in Sections 15.3 and 15.4, the Limited Partner and Class A Special Limited Partner shall cease to be such and the General Partner shall execute, acknowledge and cause to be filed those certificates referenced in Section 15.6.

         Section 15.6 Certificates of Dissolution; Certificate of Cancellation of Certificate of Limited Partnership.

         (a) Upon the dissolution of the Partnership, the General Partner shall cause to be filed in the office of, and on a form prescribed by the Secretary of State of the State, a certificate of dissolution. The certificate of dissolution shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, the event causing the Partnership's dissolution and the date of the dissolution.

         (b) Upon the completion of the winding up of the Partnership's affairs, the General Partner shall cause to be filed in the office of, and on a form prescribed by, the Secretary of State of the State, a certificate of cancellation of the Certificate of Limited Partnership. The certificate of cancellation of the Certificate of Limited Partnership shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, and any other information which the General Partner determines to include therein.

                                   ARTICLE XVI

                                   AMENDMENTS


         This Agreement may be amended by a unanimous Consent of the Partners after a meeting of the Partners, which meeting shall be held after proper notice as provided in Section 17.2 of this Agreement. For purposes of this Article XVI, a Partner shall grant its Consent to a proposed amendment unless such Partner reasonably determines that the proposed amendment is adverse to the Partner's Interest.


                                  ARTICLE XVII

                                  MISCELLANEOUS

         Section 17.1 Voting Rights.

         (a) The Limited Partner shall have no right to vote upon any matters affecting the Partnership, except as provided in this Agreement. At a meeting of the Partnership, the Limited Partner may vote:

                  (1) to approve or disapprove the Sale or Refinancing  of   the
Apartment Housing;

                  (2) to remove the General Partner and elect a substitute Gen-eral Partner as provided in this Agreement;

                  (3) to elect a successor General Partner upon the Withdrawal of the General Partner;

                  (4) to approve or disapprove the dissolution of the Partner-ship;

                  (5) subject to the provisions of Article XVI hereof, to amend this Agreement; or

                  (6) to approve or disapprove the refinancing of the Mortgage.

         (b) On any  matter  where any  Partner  has the right to  vote,   votes
may only be cast at a duly called meeting of the Partnership or through written action without a meeting.

         (c) The Class A Special Limited Partner shall have the right to Consent to those actions or inaction's of the Partnership and/or General Partner as otherwise set forth in this Agreement, and the General Partner is prohibited from any action or inaction requiring such Consent unless such Consent has been obtained.

         Section 17.2 Meeting of Partnership. Meetings of the Partnership may be called either (a) at any time by the General Partner; or (b) upon the General Partner's receipt of a written or facsimile request from the Limited Partner setting forth the purpose of such meeting. Within ten days after receipt of the Limited Partner's written or facsimile request for a meeting, the General Partner shall provide all Partners with written notice of the meeting (which shall be by telephone conference, or at the principal place of business of the Partnership or such other location referenced in the notice) to be held not less than 15 days nor more than 30 days after receipt of such written or facsimile request from the Limited Partner, which notice shall specify the time and place of such meeting and the purpose or purposes thereof. If the General Partner fails to provide the written notice of the meeting within ten days after receipt of the Limited Partner's request to hold a meeting, then the Limited Partner may provide the written notice of the meeting to all the Partners, which notice shall specify the time and place of such meeting and the purpose or purposes thereof. All meetings and actions of the Limited Partner shall be governed in all respects, including matters relating to notice, quorum, adjournment, proxies, record dates and actions without a meeting, by the applicable provisions of the Act, as it shall be amended from time to time.

         Section 17.3 Notices. Any notice given pursuant to this Agreement may be served personally on the Partner to be notified, sent by a reputable overnight delivery service or may be mailed, first class postage prepaid, to the following address, or to such other address as a party may from time to time designate in writing:

   To the General Partner:    Southwind Community Development Corporation,
                              a Missouri Non-Profit Corporation
                              1423 David
                              Mt. Vernon, Missouri 65712

   To the Limited Partner:    WNC Housing Tax Credit Fund VI, L.P., Series 6
                              3158 Redhill Avenue
                              Suite 120
                              Costa Mesa, California 92626
   To the Class A Special
   Limited Partner:           WNC Housing, L.P.
                              3158 Redhill Ave., Suite 120
                              Costa Mesa, CA  92626-3416

   To the Class B Special
   Limited Partner:           Missouri Affordable Housing Fund X, L.P.
                              Affordable Equity Partners, Inc.
                              11000 Airport Drive, Building One, South Wing
                              Columbia, Missouri 65201

   Section 17.4 Successors and Assigns. All the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Partners.

         Section 17.5 FmHA Regulations. Notwithstanding any other provisions of this Agreement, the following will take precedence:

         (a) The Partnership is authorized to execute any documents required by FmHA in connection with the FmHA Loan Agreement. The General Partner hereby covenants to act in accordance with the Project Documents. Any incoming General Partner shall, as a condition of receiving a Partnership interest, agree to be bound by the Project Documents, and all other documents executed in connection with the FmHA Loan Agreement to the same extent and on the same terms as any other General Partner. Upon any dissolution, no title or right to possession and control of the Project, and no right to collect the rents therefrom, shall pass to any Person who is not bound in a manner consistent with Section 515 of the Housing Act and the rules and regulations thereunder.

         (b) In the event that any provision of this Agreement in any way tends to contradict, modify or in any way change the terms of the Project Documents or any other agreement related to the Project entered into, or to be entered into, by or on behalf of the Partnership with FmHA, the terms of the Project Documents or such other agreements with FmHA shall prevail and govern.

         (c) Any amendment or revision of this Agreement, transfer of a Partnership interest or other action requiring approval shall be subject to the written approval of FmHA, if such approval is required, and any amendment without the prior written approval of FmHA shall be subject to later amendment to comply with the requirements of FmHA; provided, however, that no such approval of FmHA shall be required for any amendment of this Agreement the sole purpose of which is to provide for the admission of additional or substituted limited partners so long as any such additional or substituted limited partner so admitted shall own in the aggregate less than a 10% limited partner interest in the Partnership.

         (d) Any conveyance or transfer of title to all or any portion of the Project required or permitted under this Agreement shall in all respects be subject to all conditions, approvals and other requirements of FmHA rules and regulations applicable thereto.

         (e) The General Partner will at all times maintain the FmHA required Financial Interest in the Partnership.

         The foregoing paragraphs (a), (b), (c), (d), and (e) will automatically become void and of no further force and effect with respect to FmHA at such time as the Mortgage is no longer being provided by FmHA.

         Section 17.6 Recording of Certificate of Limited Partnership. If the General Partner should deem it advisable to do so, the Partnership shall record in the office of the County Recorder of the county in which the principal place of business of the Partnership is located a certified copy of the Certificate of Limited Partnership, or any amendment thereto, after such Certificate or amendment has been filed with the Secretary of State of the State.

         Section 17.7  Amendment of Certificate of Limited Partnership.

         (a) The General Partner shall cause to be filed, within 30 days after the happening of any of the following events, an amendment to the Certificate of Limited Partnership reflecting the occurrence of any of the following.

                  (1) A change in the name of the Partnership.

                  (2) A change in the address, or the Withdrawal, of a General Partner, or a change in the address of the agent for service of process, or appointment of a new agent for service of process.

                  (3) The admission of a General Partner and that Partner's address.

                  (4) The discovery by the General Partner of any false or erroneous material statement contained in the Certificate of Limited Partnership or any amendment thereto.

         (b) The Certificate of Limited Partnership may also be amended in conformity with this Agreement at any time in any other respect that the General Partner determines.

         (c) The General Partner shall cause the Certificate of Limited Partnership to be amended, when required or permitted as aforesaid, by filing a certificate of amendment thereto in the office of, and on a form prescribed by, the Secretary of State of the State. The certificate of amendment shall set forth the Partnership's name, the Secretary of State's file number for the Partnership and the text of the amendment.

         Section 17.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

         Section 17.9 Captions. Captions to and headings of the Articles, Sections and subsections of this Agreement are solely for the conveniences of the Partners, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

         Section 17.10 Saving Clause. If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         Section 17.11 Certain Provisions. If the operation of any provision of this Agreement would contravene the provisions of applicable law, or would result in the imposition of general liability on any Limited Partner, Class A Special Limited Partner or Class B Special Limited Partner, such provisions shall be void and ineffectual.

         Section 17.12 Tax Matters Partner. All the Partners hereby agree that the General Partner shall be the "Tax Matters Partner" pursuant to the Code and in connection with any audit of the federal income tax returns of the Partnership.

         (a) The Tax Matters Partner shall furnish to each Partner notice and information with respect to the following: closing conference with an examining agent; proposed adjustments, rights of appeal, and requirements for filing a protest; time and place of any appeals conference; acceptance by the Internal Revenue Service of any settlement offer; consent to the extension of the period of limitation with respect to all Partners; filing of a request for administrative adjustment on behalf of the Partnership; filing by the Tax Matters Partner or any other Partner of any petition for judicial review; filing of any appeal with respect to any judicial determination; and a final judicial redetermination.

         (b) If the Tax Matters Partner shall determine to litigate any administrative determination relating to federal income tax matters, then the Tax Matters Partner shall litigate such matter in such court as the Tax Matters Partner shall decide in its sole discretion.

         (c) In discharging its duties and responsibilities, the Tax Matters Partner shall act as a fiduciary (1) to the Limited Partner (to the exclusion of the other Partners) insofar as tax matters related to the Tax Credits are concerned, and (2) to all of the Partners in other respects.

         (d) The Partners consent and agree that in connection with any audit of the Partnership, or if the Tax Matters Partner withdraws from the Partnership or the Tax Matters Partner becomes Bankrupt, then the Class A Special Limited Partner may become, in its sole discretion, a special general partner, and become the Tax Matters Partner. The Limited Partner will make no claim against the Partnership in respect of any action or omission by the Tax Matters Partner during such time as the Class A Special Limited Partner acts as the Tax Matters Partner.

         Section 17.13 Number and Gender. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

         Section 17.14 Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and all prior understandings and agreements between the parties, written or oral, respecting this transaction are merged in this Agreement.

         Section 17.15 Governing Law. This Agreement and its application shall be governed by the laws of the State.

         Section 17.16 Attorney's Fees. If a suit or action is instituted in connection with an alleged breach of any provision of this Agreement, the prevailing party shall be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney's fees, including fees on any appeal.

         Section 17.17 Receipt of Correspondence. The Partners agree that the General Partner shall send to the Limited Partner and the Class A Special
Limited Partner within five days of receipt a copy of any correspondence relative to the Apartment Housing's noncompliance with the Mortgage, relative to the Apartment Housing's noncompliance with the Tax Credit rules or regulations, relative to the acceleration of the Mortgage and/or relative to the disposition of the Apartment Housing.

         Section 17.18 Security Interest and Right of Set-Off. As security for the performance of the respective obligations to which any Partner may be subject under this Agreement, the Partnership shall have (and each Partner hereby grants to the Partnership) a security interest in their respective Interests of such Partner in all funds distributable to said Partner to the extent of the amount of such obligation.

         Section 17.19 Liability for Acts and Omissions.

                  (a) Neither the General Partner nor any Affiliate shall be liable, responsible or accountable in damages or otherwise to any of the Partners or the Partnership for any act or omissions performed or omitted by them if they determined, in good faith, that such action or omission was in the best interests of the Partnership, and such course of action did not constitute negligence or misconduct by such Persons.

                  (b) The Partnership shall not incur the cost of that portion of any insurance, other than public liability insurance, which insures any party against any liability as to which such party is herein prohibited from being indemnified.

                  (c) The General Partner shall not be required by this Agree-ment to take any action requiring the expenditure of funds if Partnership funds are not available.

         IN WITNESS WHEREOF, this Amended and Restated Agreement of Limited Partnership of St. Susanne Associates I, L.P., a Missouri limited partnership, is made and entered into as of the ________ day of _________________, 1999.

                            GENERAL PARTNER

                            Southwind Community Development Corporation, a Missouri Non-Profit Corporation

                            By:     __________________________
                                    Donald E. Meirick,
                                    Executive Director

                            WITHDRAWING ORIGINAL LIMITED PARTNER

                            The Lockwood Group, L.L.P.

                            By:
                                    Kenneth M. Vitor,
                                    Partner

                            LIMITED PARTNER

                            WNC Housing Tax Credit Fund VI, L.P., Series 6

                            By:     WNC & Associates, Inc.,
                                    General Partner

                            By:     ___________________________
                                    David N. Shafer,
                                    Senior Vice President


                            CLASS A SPECIAL LIMITED PARTNER

                            WNC Housing, L.P.

                            By:     WNC & Associates, Inc.,
                                    General Partner

                                    By:      _______________________________
                                             David N. Shafer,
                                             Senior Vice President

                            CLASS B SPECIAL LIMITED PARTNER

                            Missouri Affordable Housing Fund X, L.P.

                            By:     Jeffrey E. Smith Partnerships, L.C.,
                                    General Partner


                                    By:
                                             Pat Bess,
                                             Vice President
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